UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21038

MLIG Variable Insurance Trust
(Exact name of registrant as specified in charter)

1700 Merrill Lynch Drive, Pennington, NJ			08534
(Address of principal executive offices)			(Zip code)

Barry G. Skolnick 1700 Merrill Lynch Drive Pennington, NJ 08534
(Name and address of agent for service)

Registrant’s telephone number, including area code:		609-274-5390

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 to December 31, 2007

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

MLIG Variable
Insurance Trust

Roszel/Lord Abbett Large Cap Value Portfolio

Roszel/Davis Large Cap Value Portfolio

Roszel/BlackRock Relative Value Portfolio

Roszel/Fayez Sarofim Large Cap Core Portfolio

Roszel/AllianceBernstein Large Cap Core Portfolio

Roszel/Loomis Sayles Large Cap Growth Portfolio

Roszel/Rittenhouse Large Cap Growth Portfolio

Roszel/Marsico Large Cap Growth Portfolio

Roszel/Allianz NFJ Mid Cap Value Portfolio

Roszel/Cadence Mid Cap Growth Portfolio

Roszel/NWQ Small Cap Value Portfolio

Roszel/Delaware Small-Mid Cap Growth Portfolio

Roszel/Lazard International Portfolio

Roszel/JPMorgan International Equity Portfolio

Roszel/Lord Abbett Government Securities Portfolio

Roszel/BlackRock Fixed-Income Portfolio

Annual Report
December 31, 2007

To Our Shareholders:

2007 proved to be a year of dramatic change for financial markets around the globe. After a promising first half, which saw U.S. equity markets and many other equity markets worldwide move to new all time highs, growing concerns over economic fallout from the decline of the U.S. housing market led to lower stock prices and interest rates.

U.S. equity markets had enjoyed several years of relatively steady positive returns without the kind of gut-wrenching ups and downs that worry investors. It was an environment in which risk was rewarded. 2007 brought change on both counts – more conservative investments tended to outperform riskier ones and volatility returned to the markets. Despite all that, the S&P 500 managed a 5.5% gain. Performance among U.S. stocks was skewed in favor of larger companies with more stable earnings (large cap growth stocks) and against smaller companies with more cyclical earnings (small cap value stocks). In every year from 2000 to 2006, stocks of smaller companies had outperformed larger ones. This trend was reversed in 2007, as the Russell Top 200 index (the 200 largest companies in the Russell 3000 index of U.S. stocks) climbed 5.9%, while the Russell 2000 index (the smallest 2000) dropped -1.5%. In every year from 2000 to 2006, value stocks had outperformed growth. This trend also was reversed in 2007 with the Russell 3000 Growth index advancing 11.4%, as the Russell 3000 Value index fell -1.0%. A big part of the problem with value stocks was the dramatic decline in the share prices of many financial companies, which were troubled by credit concerns and writedowns related to their subprime mortgage business.

Non-U.S. stocks, being less directly affected by the U.S. housing and credit markets, fared better. The MSCI EAFE index of developed markets rose 11.6%. The MSCI Emerging Markets index was the clear winner for the year, going up 39.8%. This performance advantage was established earlier in the year. By the end of the year, investors' concerns about the likely impact of a general global credit contraction took root, and both indexes slightly underperformed the S&P 500 in November-December.

Anxiety about the sub-prime problems and the impact of contracting credit availability took their toll on investors' expectations for future economic growth. In September, the Federal Reserve finally intervened with a .5% cut in its target rate for inter-bank borrowings, the Fed Funds rate. Two more cuts of .25% followed in October and December. These cuts were the Fed's first since 2003, signaling a shift in focus from fighting inflation to stimulating the economy. The Fed's shift and anticipation of economic slowdown put some downward pressure on interest rates. The yield on the 10-year U.S. Treasury bonds had started the year at 4.7%. After pushing to a five-year high of 5.3% in June, it declined to 4.0% at year end. The general decline in interest rates triggered broad gains in the fixed income markets. The Merrill Lynch U.S. Domestic Master Bond index (a measure of investment grade U.S. bond performance) returned 7.2% for 2007. Government bonds (the Merrill Lynch U.S. Government Master Bond Index) were the best sector of the fixed income market, returning 8.8%. As investors shunned credit risk, yield spreads widened on lower rated credits and diminished the gains on other types of bonds. The Merrill Lynch Mortgage Master Bond index returned 7.0%. The Merrill Lynch Corporate Master Bond index returned 4.6%. The Merrill Lynch U.S. High Yield Master II Bond index returned only 2.2%, as price declines offset most of the coupon yield. Three-month Treasury Bills yielded 5.0%.

The markets at the end of 2007 presented a distinctly different picture than at the beginning of the year. Risk taking behavior has turned to risk aversion. Buoyant equity markets have been repriced downward. Market leadership has shifted. Narrow credit spreads have widened. Market volatility has increased. From a bull-market environment, in which everything was moving up, we have shifted to a bear-market environment, in which we expect that skillful security selection and risk management will likely be rewarded.

Roszel Advisors engages in the ongoing review and evaluation of the Trust's sub-advisers, who in turn handle the day-to-day investment of each Portfolio. Roszel Advisors sometimes considers it necessary to change a sub-adviser, when we think doing so may help achieve better performance with appropriate risk levels for our shareholders. On January 5, 2007, JPMorgan took over the International Portfolio previously sub-advised by William Blair. On April 1 2007, Cadence Capital Management assumed responsibility for the Mid Cap Growth Portfolio formerly sub-advised by Franklin. On August 6, 2007,

NFJ Investment Group assumed responsibility for the Small-Mid Cap Value Portfolio, formerly subadvised by Kayne Anderson Rudnick. On October 8, 2007, the name changed to Roszel/Allianz NFJ Mid Cap Value Portfolio. The names of these Portfolios have been changed to reflect the new management.

Individual discussions from each Portfolio's sub-adviser follow this letter. These discussions highlight the influences on 2007 performance for each Portfolio of the MLIG Variable Insurance Trust.

Roszel Advisors, LLC	MLIG Variable Insurance Trust

John R. Manetta	Deborah J. Adler

President and Chief Investment Officer	President

The views expressed in the "Portfolio Manager's Commentary" for each Portfolio of the Trust are those of the Portfolio's sub-adviser and are not necessarily the opinions of Roszel Advisors, LLC or the subadviser of any other Portfolio of the Trust. The views and portfolio holdings are as of December 31, 2007, and may have changed since that date.

In addition to historical information, the Portfolio Manager's Commentary for a Portfolio may include forward looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations of the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The sub-adviser of a Portfolio has no obligation to update or revise these statements.

Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Expenses, Portfolio Manager's Commentary, Performance Information, Portfolio
Summary and Schedule of Investments:

Notes to Performance Information	4

About Your Portfolio's Expenses	5

Roszel/Lord Abbett Large Cap Value Portfolio	7

Roszel/Davis Large Cap Value Portfolio	11

Roszel/BlackRock Relative Value Portfolio	15

Roszel/Fayez Sarofim Large Cap Core Portfolio	19

Roszel/AllianceBernstein Large Cap Core Portfolio	23

Roszel/Loomis Sayles Large Cap Growth Portfolio	27

Roszel/Rittenhouse Large Cap Growth Portfolio	31

Roszel/Marsico Large Cap Growth Portfolio	35

Roszel/Allianz NFJ Mid Cap Value Portfolio	39

Roszel/Cadence Mid Cap Growth Portfolio	43

Roszel/NWQ Small Cap Value Portfolio	48

Roszel/Delaware Small-Mid Cap Growth Portfolio	52

Roszel/Lazard International Portfolio	56

Roszel/JPMorgan International Equity Portfolio	59

Roszel/Lord Abbett Government Securities Portfolio	63

Roszel/BlackRock Fixed-Income Portfolio	66

Statements of Assets and Liabilities	70

Statements of Operations	74

Statements of Changes in Net Assets	78

Financial Highlights	86

Notes to Financial Statements	95

Report of Independent Registered Public Accounting Firm	105

Approval of Investment Advisory Contracts	106

Trust Management	113

Federal Tax Information (Unaudited)	116

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust, as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. Government Master Bond Index measures the performance of U.S. government and government agency bonds.

Morgan Stanley Capital International Inc. ("MSCI") EAFE Index is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth rates.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

MLIG Variable Insurance Trust
About Your Portfolio's Expenses

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

Based on Actual Portfolio Return

The section below provides information about actual account values and actual expenses.You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

Fund	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07	Annualized Six-Month Expense Ratio
Roszel/Lord Abbett Large Cap Value Portfolio	$1,000	$978.89	$5.49	1.10%
Roszel/Davis Large Cap Value Portfolio	1,000	974.50	5.47	1.10
Roszel/BlackRock Relative Value Portfolio	1,000	923.40	5.33	1.10
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,000	1,025.40	5.62	1.10
Roszel/AllianceBernstein Large Cap Core Portfolio	1,000	1,088.10	5.79	1.10
Roszel/Loomis Sayles Large Cap Growth Portfolio	1,000	1,110.80	5.85	1.10
Roszel/Rittenhouse Large Cap Growth Portfolio	1,000	998.90	5.54	1.10
Roszel/Marsico Large Cap Growth Portfolio	1,000	1,119.20	5.88	1.10
Roszel/Allianz NFJ Mid Cap Value Portfolio	1,000	924.90	5.34	1.10
Roszel/Cadence Mid Cap Growth Portfolio	1,000	1,068.20	5.73	1.10
Roszel/NWQ Small Cap Value Portfolio	1,000	860.10	5.39	1.15
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,000	1,008.70	5.82	1.15
Roszel/Lazard International Portfolio	1,000	996.00	5.79	1.15
Roszel/JPMorgan International Equity Portfolio	1,000	1,002.80	5.81	1.15
Roszel/Lord Abbett Government Securities Portfolio	1,000	1,063.20	4.94	0.95
Roszel/BlackRock Fixed-Income Portfolio	1,000	1,056.90	4.93	0.95

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (concluded)

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use the information to compare the ongoing costs of investing in shares of the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

Fund	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07	Annualized Six-Month Expense Ratio
Roszel/Lord Abbett Large Cap Value Portfolio	$1,000	$1,019.66	$5.60	1.10%
Roszel/Davis Large Cap Value Portfolio	1,000	1,019.66	5.60	1.10
Roszel/BlackRock Relative Value Portfolio	1,000	1,019.66	5.60	1.10
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,000	1,019.66	5.60	1.10
Roszel/AllianceBernstein Large Cap Core Portfolio	1,000	1,019.66	5.60	1.10
Roszel/Loomis Sayles Large Cap Growth Portfolio	1,000	1,019.66	5.60	1.10
Roszel/Rittenhouse Large Cap Growth Portfolio	1,000	1,019.66	5.60	1.10
Roszel/Marsico Large Cap Growth Portfolio	1,000	1,019.66	5.60	1.10
Roszel/Allianz NFJ Mid Cap Value Portfolio	1,000	1,019.66	5.60	1.10
Roszel/Cadence Mid Cap Growth Portfolio	1,000	1,019.66	5.60	1.10
Roszel/NWQ Small Cap Value Portfolio	1,000	1,019.41	5.85	1.15
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,000	1,019.41	5.85	1.15
Roszel/Lazard International Portfolio	1,000	1,019.41	5.85	1.15
Roszel/JPMorgan International Equity Portfolio	1,000	1,019.41	5.85	1.15
Roszel/Lord Abbett Government Securities Portfolio	1,000	1,020.42	4.84	0.95
Roszel/BlackRock Fixed-Income Portfolio	1,000	1,020.42	4.84	0.95

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The equity market, as measured by the S&P 500 Index, gained a total return of 5.5% in 2007, despite a notable rise in volatility, which included three significant corrections. The first correction occurred in February and March, when the S&P 500 (with dividends reinvested) dropped nearly 6% due to a sharp sell-off that began in the Shanghai stock index. Fortunately, the sell-off proved to be short-lived, with the market ultimately establishing a new all-time high in July. The euphoria did not last long, however, as the market's second major correction, which knocked the index down more than 9%, began in mid-July. With a little help from the Federal Reserve Board's interest-rate cuts, the market recovered yet again and set another record high in early October, only to stumble again late in November by 10% – the first drop of that magnitude in four and a half years. The year ended with a decline in December – the first December sell-off in five years.

The surge in volatility was caused by several factors. Relative to other securities, namely Treasury bonds, equities were substantially undervalued. And with the financial system awash with money (M2 expanded at its fastest pace in four years) there was plenty of liquidity to drive equity prices higher. However, the crisis in the sub-prime mortgage market increased the uncertainty surrounding the future of earnings growth, which in turn caused investors to demand a higher risk premium to own equities. Combined, these factors created a seesaw-effect in the market.

Like the equity market, the economy progressed at an uneven pace during 2007. Held back by further declines in residential fixed investment, an expanding trade deficit, and a drop-off in inventory investment, the first quarter growth was a paltry .6%. In stepwise fashion the pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively. The momentum did not last long though. The pace of economic activity moderated significantly in the fourth quarter (to less than 2%) as banks – burdened by a deterioration in their balance sheets – tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment. For the full year, the economy grew 2.7%, down only marginally from 2.9% in 2006.

Factors Affecting Portfolio Performance

For the year ended December 31, 2007, the Portfolio outperformed the Russell 1000 Value Index. The Portfolio's underweight of the slumping financial services sector was the largest contributor to relative performance during 2007. The sector underperformed as turmoil in the sub-prime mortgage market sent the broader sector down. Stock selection within the sector also aided relative performance, with Bank of New York Mellon outperforming its peers. The preeminent provider of fiduciary and securities services advanced nicely this year, owing to the positive synergies resulting from its July merger and its lack of exposure to sub-prime mortgages. Stock selection within the materials and processing sector was another notable contributor, as Monsanto benefited nicely from strong demand for corn seed, at least partially due to an increased interest in corn-based ethanol. In addition, the portfolio's overweight of the consumer staples sector contributed, as this less cyclical sector outperformed during the year's volatile market environment.

The Portfolio's underweight of the integrated oils sector detracted from relative performance, as crude oil prices climbed almost to $100 per barrel for the first time. Stock selection within the consumer discretionary sector also hurt relatively. Despite surpassing earnings expectations for each quarter of 2007, rental car company Hertz was troubled by higher gasoline prices and a possible slowdown in air travel. Internet services provider IAC/InterActive also underperformed, experiencing weakness in two major business segments. Lastly, the underweight within the utilities sector detracted, as this more defensive sector held up well in the broad market decline during the second half of the year.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord Abbett & Co. LLC

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2007
	One Year	Since Inception†
Roszel/Lord Abbett Large Cap Value Portfolio	3.77%	11.62%
S&P 500 Index	5.49%	9.42%
Russell 1000 Value Index	(0.17)%	10.77%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Bank of New York Mellon Corp. (The)	4.6%
Exxon Mobil Corp.	4.5
General Electric Co.	4.0
AT&T, Inc.	3.1
Fannie Mae	3.0
Hewlett-Packard Co.	2.6
Abbot Laboratories	2.6
Schlumberger Ltd.	2.5
Kraft Foods, Inc.	2.4
Coca-Cola Co. (The)	2.2
Total	31.5%

  **  Excluding short-term securities and/or cash equivalents.

#    Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Financials	20.9%
Consumer Staples	16.3
Industrials	11.9
Energy	10.9
Information Technology	10.8
Health Care	8.0
Materials	5.3
Consumer Discretionary	4.8
Telecommunication Services	4.1
Utilities	4.1
Other#	2.9
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—97.1%
Consumer Discretionary—4.8%
Automobiles—0.2%
General Motors Corp.	590	$14,685
Internet & Catalog Retail—1.8%
IAC/InterActiveCorp. *	4,735	127,466
Media—1.7%
News Corp. (Class B)	2,327	49,449
Time Warner, Inc.	4,443	73,354
		122,803
Multiline Retail—1.1%
Kohl's Corp. *	1,673	76,623
Total Consumer Discretionary		341,577
Consumer Staples—16.3%
Beverages—4.3%
Coca-Cola Co. (The)	2,582	158,458
Coca-Cola Enterprises, Inc.	5,775	150,323
		308,781
Food & Staples Retailing—5.0%
CVS Caremark Corp.	3,002	119,330
Kroger Co. (The)	2,585	69,045
SUPERVALU, Inc.	3,366	126,292
Wal-Mart Stores, Inc.	958	45,534
		360,201
Food Products—4.8%
Archer-Daniels-Midland Co.	2,174	100,939
Campbell Soup Co.	2,005	71,638
Kraft Foods, Inc.	5,314	173,396
		345,973
Household Products—2.2%
Procter & Gamble Co.	2,107	154,696
Total Consumer Staples		1,169,651
Energy—10.9%
Energy Equipment & Services—2.5%
Schlumberger Ltd.	1,827	179,722
Oil, Gas & Consumable Fuels—8.4%
Chevron Corp.	1,345	125,529
Devon Energy Corp.	552	49,078
El Paso Corp.	4,489	77,391
Exxon Mobil Corp.	3,400	318,546
Peabody Energy Corp.	486	29,957
		600,501
Total Energy		780,223
Financials—20.9%
Capital Markets—7.3%
Bank Of New York Mellon Corp. (The)	6,759	329,569
Charles Schwab Corp. (The)	2,716	69,394
Morgan Stanley	2,407	127,835
		526,798

	Shares	Value
Commercial Banks—4.2%
BB&T Corp.	1,385	$42,478
PNC Financial Services Group, Inc.	556	36,501
SunTrust Banks, Inc.	613	38,306
U.S. Bancorp	1,581	50,181
Wells Fargo & Co.	4,366	131,810
		299,276
Diversified Financial Services—3.6%
Citigroup, Inc.	4,233	124,620
JPMorgan Chase & Co.	3,028	132,172
		256,792
Insurance—2.8%
American International Group, Inc.	1,055	61,506
Aon Corp.	2,364	112,739
Hartford Financial Services Group, Inc.	320	27,901
		202,146
Thrifts & Mortgage Finance—3.0%
Federal National Mortgage Assn.	5,320	212,694
Total Financials		1,497,706
Health Care—8.0%
Biotechnology—0.7%
Amgen, Inc. *	993	46,115
Pharmaceuticals—7.3%
Abbott Laboratories	3,339	187,485
Bristol-Myers Squibb Co.	3,114	82,583
Teva Pharmaceutical Industries Ltd., ADR	3,300	153,384
Wyeth	2,252	99,516
		522,968
Total Health Care		569,083
Industrials—11.9%
Aerospace & Defense—0.8%
Rockwell Collins, Inc.	763	54,913
Airlines—1.0%
Delta Air Lines, Inc. *	5,058	75,314
Commercial Services & Supplies—0.8%
Waste Management, Inc.	1,780	58,153
Electrical Equipment—2.0%
Emerson Electric Co.	2,504	141,877
Industrial Conglomerates—4.0%
General Electric Co.	7,662	284,030
Machinery—2.1%
Caterpillar, Inc.	752	54,565
Eaton Corp.	976	94,623
		149,188
Road & Rail—1.2%
Hertz Global Holdings, Inc. *	5,663	89,985
Total Industrials		853,460

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Information Technology—10.8%
Communications Equipment—1.6%
Cisco Systems, Inc. *	1,076	$29,127
Corning, Inc.	1,607	38,552
Qualcomm, Inc.	1,294	50,919
		118,598
Computers & Peripherals—4.8%
Hewlett-Packard Co.	3,737	188,644
Sun Microsystems, Inc. *	8,403	152,346
		340,990
Semiconductors & Semiconductor Equipment—1.5%
Altera Corp.	1,454	28,091
Texas Instruments, Inc.	2,321	77,522
		105,613
Software—2.9%
Microsoft Corp.	2,183	77,715
Oracle Corp. *	5,733	129,451
		207,166
Total Information Technology		772,367
Materials—5.3%
Chemicals—2.4%
Monsanto Co.	761	84,996
Praxair, Inc.	946	83,920
		168,916
Metals & Mining—2.9%
Barrick Gold Corp.	3,111	130,817
Freeport-McMoRan Copper & Gold, Inc. (Class B)	770	78,879
		209,696
Total Materials		378,612
Telecommunication Services—4.1%
Diversified Telecommunication Services—4.1%
AT&T, Inc.	5,296	220,102
Verizon Communications, Inc.	1,690	73,836
Total Telecommunication Services		293,938
Utilities—4.1%
Electric Utilities—2.8%
PPL Corp.	1,552	80,844
Progress Energy, Inc.	1,459	70,659
Southern Co.	1,187	45,996
		197,499
Multi-Utilities—1.3%
PG&E Corp.	2,197	94,669
Total Utilities		292,168
Total Common Stocks (Cost—$6,290,334)		6,948,785

	Principal Amount	Value
Short-Term Securities—2.0%
Repurchase Agreement **—2.0%
Nomura Securities International, Inc.,4.41%, dated 12/31/07, due 1/02/08,total to be received $139,611 (Cost—$139,577)	$139,577	$139,577
Total Investments—99.1% (Cost $6,429,911)		7,088,362
Other Assets Less Liabilities—0.9%		67,021
Net Assets—100.0%		$7,155,383

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The sectors within the Russell 1000 Value Index that turned in the strongest performance over the 12-month period were energy, materials, and utilities. The sectors that turned in the weakest performance over the 12-month period were financial and consumer discretionary companies.

Factors Affecting Portfolio Performance

For the year-ended December 31, 2007, the Portfolio increased by 1.7% compared to its benchmark, the Russell 1000 Value Index ("Index"), which decreased by 0.2%. The energy sector was the top-performing sector of the Index. Energy companies were also the most important contributor to the Portfolio's performance over the year. The Portfolio's energy companies out-performed the corresponding sector within the Index . ConocoPhillips, Occidental Petroleum, Devon Energy, EOG Resources, and Transocean were among the top contributors to performance.

The Portfolio made a significant investment in consumer staple companies, and they were the second most important contributor to performance. The Portfolio's consumer staple companies out-performed the corresponding sector within the Index and the Portfolio also benefited from a higher relative weighting in this sector. Altria and Costco were among the top contributors to performance.

The most important detractors from performance relative to the Index over the year were that the Portfolio had a higher weighting in financial companies, which was a poorly performing sector, and poor stock selection among material and consumer discretionary companies.

The financial sector was the worst performing sector of the Index. The Portfolio's financial companies out-performed the corresponding sector within the Index, but were still the largest detractor from absolute performance. While Berkshire Hathaway was among the top contributors to performance, Citigroup, American International Group, Wachovia, American Express, Moodys, and Wells Fargo were among the top detractors from performance.

The Portfolio's material companies underperformed the corresponding Index sector. This detracted from both absolute and relative performance. Sealed Air was among the top detractors from performance.

The Portfolio's consumer discretionary companies underperformed the corresponding Index sector and this detracted from both absolute and relative performance. Comcast and Harley Davidson were among the top detractors from performance.

We have built a portfolio which is quite different in composition from the Index. The Portfolio's investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and hold them for the long term.

Consistent with our low-turnover strategy, only three companies dropped out of the Portfolio's top 10 holdings, Tyco International, Comcast, and HSBC Holdings. The Portfolio continues to own all three companies, but in reduced amounts. Three new additions to the Portfolio's top 10 holdings at year-end were Occidental Petroleum, Microsoft, and Devon Energy, all of which were top 20 holdings at the beginning of the year.

The preceding commentary was prepared by the Portfolio's sub-adviser, Davis Selected Advisers L.P.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2007
	One Year	Since Inception†
Roszel/Davis Large Cap Value Portfolio	1.70%	8.86%
S&P 500 Index	5.49%	9.42%
Russell 1000 Value Index	(0.17)%	10.77%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Costco Wholesale Corp.	5.5%
Berkshire Hathaway Inc., (Class B)	5.5
ConocoPhillips	5.3
American Express Co.	4.6
Altria Group, Inc.	4.4
American International Group, Inc.	4.1
JPMorgan Chase and Company	4.0
Occidental Petroleum Corp.	3.6
Microsoft Corp.	3.3
Devon Energy Corp.	2.9
Total	43.2%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Financials	35.8%
Energy	17.0
Consumer Staples	16.3
Information Technology	8.1
Consumer Discretionary	6.7
Health Care	4.3
Materials	2.5
Industrials	1.5
Telecommunication Services	0.9
Other#	6.9
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—93.1%
Consumer Discretionary—6.7%
Automobiles—1.5%
Harley-Davidson, Inc.	720	$33,631
Diversified Consumer Services—0.9%
H&R Block, Inc.	1,060	19,684
Media—4.3%
Comcast Corp. (Class A Non-Voting) *	3,010	54,541
News Corp. (Class A)	2,060	42,210
		96,751
Total Consumer Discretionary		150,066
Consumer Staples—16.3%
Beverages—1.6%
Diageo plc, ADR	410	35,190
Food & Staples Retailing—9.0%
Costco Wholesale Corp.	1,770	123,475
CVS Caremark Corp.	885	35,179
Wal-Mart Stores, Inc.	910	43,252
		201,906
Household Products—1.3%
Procter & Gamble Co.	410	30,102
Tobacco—4.4%
Altria Group, Inc.	1,310	99,011
Total Consumer Staples		366,209
Energy—17.0%
Energy Equipment & Services—1.1%
Transocean, Inc. *	174	24,908
Oil, Gas & Consumable Fuels—15.9%
Canadian Natural Resources Ltd.	480	35,107
ConocoPhillips	1,350	119,205
Devon Energy Corp.	750	66,682
EOG Resources, Inc.	650	58,013
Occidental Petroleum Corp.	1,040	80,070
		359,077
Total Energy		383,985
Financials—35.8%
Capital Markets—2.9%
Ameriprise Financial, Inc.	530	29,208
Bank Of New York Mellon Corp. (The)	710	34,620
		63,828
Commercial Banks—6.0%
HSBC Holdings plc, ADR	400	33,484
Wachovia Corp.	1,113	42,327
Wells Fargo & Co.	1,950	58,871
		134,682
Consumer Finance—4.6%
American Express Co.	2,000	104,040

	Shares	Value
Diversified Financial Services—6.1%
Citigroup, Inc.	960	$28,262
JPMorgan Chase & Co.	2,080	90,792
Moody's Corp.	530	18,921
		137,975
Insurance—16.2%
American International Group, Inc.	1,570	91,531
Aon Corp.	430	20,507
Berkshire Hathaway, Inc. (Class B) *	26	123,136
Loews Corp.	1,230	61,918
Progressive Corp. (The)	2,120	40,619
Transatlantic Holdings, Inc.	380	27,615
		365,326
Total Financials		805,851
Health Care—4.3%
Health Care Equipment & Supplies—1.9%
Covidien Ltd.	955	42,297
Health Care Providers & Services—2.4%
Cardinal Health, Inc.	400	23,100
UnitedHealth Group, Inc.	530	30,846
		53,946
Total Health Care		96,243
Industrials—1.5%
Industrial Conglomerates—1.5%
Tyco International Ltd.	865	34,297
Information Technology—8.1%
Computers & Peripherals—1.4%
Dell, Inc. *	1,230	30,147
Electronic Equipment & Instruments—1.4%
Tyco Electronics Ltd.	865	32,117
IT Services—2.0%
Iron Mountain, Inc. *	1,235	45,720
Software—3.3%
Microsoft Corp.	2,110	75,116
Total Information Technology		183,100
Materials—2.5%
Construction Materials—0.7%
Vulcan Materials Co.	210	16,609
Containers & Packaging—1.8%
Sealed Air Corp.	1,770	40,958
Total Materials		57,567
Telecommunication Services—0.9%
Wireless Telecommunication Services—0.9%
Sprint Nextel Corp.	1,490	19,564
Total Common Stocks (Cost—$1,899,989)		2,096,882

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—6.4%
Repurchase Agreement **—6.4%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 01/02/08, total to be received $144,662 (Cost—$144,627)	$144,627	$144,627
Total Investments—99.5% (Cost $2,044,616)		2,241,509
Other Assets Less Liabilities—0.5%		10,327
Net Assets—100.0%		$2,251,836

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

It was a volatile year for U.S. equities, particularly in the second half. After last summer's concerns over credit market functioning eased somewhat, problems seemed to intensify thereafter in terms of potential write-offs and availability of credit due to extreme risk aversion among prospective lenders. A lack of clarity in Federal Reserve communications seemed to exacerbate investor concerns. This problem was exemplified by the statement accompanying the 25 basis point reduction in the Federal Funds rate at the Federal Reserve Open Market Committee meeting in December. Investors remained worried that credit market problems, centered in sub prime mortgages, would intensify the weakness in housing sales and prices and ultimately spill over into the rest of the U.S. economy.

We continue to believe that the slowdown in the U.S. is of the mid-cycle variety, with growth in real Gross Domestic Product expected to average in the 1% to 2% range for the year and slow, but positive growth in corporate earnings. We believe the major offset to sluggish domestic demand will continue to be provided by U.S. exports. These remain spurred by a weak U.S. dollar and expectations that growth in developing economies, particularly Asia, will slow but remain faster than that of the U.S. While Chinese economic growth could disappoint highly optimistic current expectations, we believe it should remain sufficient to support significant growth in U.S. exports.

The global economic slowdown should have a salutary effect in terms of inflation. A cooling is likely in the pace of commodity price inflation, including oil, in 2008. This deceleration should prevent seepage of commodity price inflation into the core measures watched closely by the Federal Reserve. With less concern over inflation, the Federal Reserve should be in a position to continue to ease monetary policy and reduce the Federal Funds rate sufficiently to lay the groundwork for a recovering economy by late 2008 and 2009. As a discounting mechanism, U.S. stock prices should begin to respond favorably to expectations of improving economic conditions as 2008 progresses.

Factors Affecting Portfolio Performance

The Portfolio's performance trailed its benchmark index last year. The weakest sectors in terms of performance versus its benchmark, the Russell 1000 Value Index, were energy and telecommunications. Energy was the strongest sector last year and our underweight proved a detriment to performance, as a result. We continue to believe that the reward to risk relationship in the sector is unattractive. In our view, oil prices seem likely to weaken during 2008 as a slowing global economy depresses overall demand. We also believe that a significant portion of the current price of $100 per barrel in early January, 2008 is accounted for by speculation, rather than fundamentals. Evidence of a less unstable geopolitical environment should lead to some unwinding of speculative positions during this year.

The telecommunications area was led lower by weakness in our Sprint holdings. However, with the appointment of a new CEO, the shares could respond favorably to evidence that problems at the company in the areas of strategy and operations are being effectively dealt with. The weakest sector in absolute terms was financials. While we have been taking advantage of weakness to add to the sector, our commitment was still underweight relative to the Russell 1000 Value Index. Consequently, the sector was a modestly positive contributor to relative performance.

Information technology and health care made the strongest contributions relative to the Russell 1000 Value Index during the year. Strength in specific commitments, rather than our overweight of the sector was the primary contributor to performance. Our information technology commitments were led by strong gains in Intel and Microsoft which both announced better than expected earnings. The healthcare sector of the portfolio was led by our holdings in Abbott, Baxter International, and Merck which all outperformed by a good margin.

Looking forward, we believe that actions taken by the Federal Reserve and other central banks will result in a gradual easing of credit tightness which developed during the second half of 2007. While slowing, the U.S. economy is unlikely to enter a recession in our view as strong exports offset weakness in domestic sectors such as housing and consumer durables. Further easing by the Federal Reserve should take place as concerns over inflation abate. This expansionary monetary policy should provide the necessary background for a recovering U.S. economy by late 2008 and ensuing years. We expect higher quality securities to remain the preferred equity vehicle. We also continue to emphasize larger capitalization equities with expectations of longer term consistent and predictable longer term earnings growth.

The preceding commentary was prepared by the Portfolio's sub-adviser, BlackRock Investment Management, LLC.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2007
	One Year	Since Inception†
Roszel/BlackRock Relative Value Portfolio	(2.17)%	9.30%
S&P 500 Index	5.49%	9.42%
Russell 1000 Value Index	(0.17)%	10.77%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Microsoft Corp.	4.3%
Wal-Mart Stores, Inc.	4.0
General Electric Co.	3.8
Exxon Mobil Corp.	3.8
Intel Corp.	3.8
American International Group, Inc.	3.7
Bristol-Myers Squibb Co.	3.6
PepsiCo, Inc.	3.5
Fannie Mae	3.4
Xerox Corp.	3.3
Total	37.2%

*  *  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Financials	28.2%
Information Technology	17.5
Industrials	9.6
Energy	7.8
Health Care	7.8
Consumer Staples	7.5
Telecommunication Services	5.0
Consumer Discretionary	4.5
Utilities	2.4
Materials	1.9
Other#	7.8
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—92.2%
Consumer Discretionary—4.5%
Media—2.1%
CBS Corp. (Class B)	6,285	$171,266
Specialty Retail—1.1%
Home Depot, Inc.	3,450	92,943
Textiles, Apparel & Luxury Goods—1.3%
Hanesbrands, Inc. *	4,000	108,680
Total Consumer Discretionary		372,889
Consumer Staples—7.5%
Beverages—3.5%
PepsiCo, Inc.	3,855	292,594
Food & Staples Retailing—4.0%
Wal-Mart Stores, Inc.	6,975	331,522
Total Consumer Staples		624,116
Energy—7.8%
Oil, Gas & Consumable Fuels—7.8%
Chevron Corp.	2,250	209,992
ConocoPhillips	1,400	123,620
Exxon Mobil Corp.	3,420	320,420
Total Energy		654,032
Financials—28.2%
Capital Markets—2.9%
Lehman Brothers Holdings, Inc.	3,745	245,073
Commercial Banks—5.1%
U.S. Bancorp	6,885	218,530
Wachovia Corp.	5,580	212,207
		430,737
Consumer Finance—2.6%
American Express Co.	4,230	220,045
Diversified Financial Services—8.1%
Bank of America Corp.	6,320	260,763
Citigroup, Inc.	5,715	168,250
JPMorgan Chase & Co.	5,650	246,622
		675,635
Insurance—6.1%
American International Group, Inc .	5,300	308,990
Hartford Financial Services Group, Inc.	2,310	201,409
		510,399
Thrifts & Mortgage Finance—3.4%
Federal National Mortgage Assn.	7,015	280,460
Total Financials		2,362,349
Health Care—7.8%
Health Care Equipment & Supplies—1.5%
Baxter International, Inc.	2,195	127,420

	Shares	Value
Pharmaceuticals—6.3%
Abbott Laboratories	4,065	$228,250
Bristol-Myers Squibb Co.	11,280	299,145
		527,395
Total Health Care		654,815
Industrials—9.6%
Aerospace & Defense—2.7%
Honeywell International, Inc.	3,680	226,578
Air Freight & Logistics—3.0%
United Parcel Service, Inc. (Class B)	3,570	252,470
Industrial Conglomerates—3.9%
General Electric Co.	8,695	322,324
Total Industrials		801,372
Information Technology—17.5%
Communications Equipment—6.0%
Cisco Systems, Inc. *	9,095	246,202
Motorola, Inc.	16,110	258,404
		504,606
Office Electronics—3.4%
Xerox Corp.	17,305	280,168
Semiconductors & Semiconductor Equipment—3.8%
Intel Corp.	11,865	316,321
Software—4.3%
Microsoft Corp.	10,125	360,450
Total Information Technology		1,461,545
Materials—1.9%
Chemicals—1.9%
E.l. Du Pont de Nemours & Co.	3,700	163,133
Telecommunication Services—5.0%
Diversified Telecommunication Services—2.6%
Verizon Communications, Inc.	5,030	219,761
Wireless Telecommunication Services—2.4%
Sprint Nextel Corp.	15,310	201,020
Total Telecommunication Services		420,781
Utilities—2.4%
Electric Utilities—2.4%
FPL Group, Inc.	2,996	203,069
Total Common Stocks (Cost—$6,960,393)		7,718,101

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—4.4%
Repurchase Agreements**—4.4%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 01/02/08, total to be received $369,724 (Cost—$369,633)	$369,633	$369,633
Total Investments—96.6% (Cost—$7,330,026)		8,087,734
Other Assets Less Liabilities—3.4%		284,446
Net Assets—100.0%		$8,372,180

*  Non-income producing security.

**   The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

By the end of 2007 the buoyant sentiment that characterized the early quarters had dissipated. Central bankers around the world have responded by aggressively injecting liquidity into the system. Looking forward, the efficacy of these efforts will be tested in January as some $300 billion in asset-backed commercial paper comes due. Their success in stabilizing money markets would allow the stimulus of the Fed's three rate cuts to begin to register in late 2008. But rate cuts alone are not a sufficient remedy. Fed action can help to diffuse and contain the credit crisis, but it cannot obviate the need to redress the excesses of lax lending and faulty risk assessment. Risky assets must be re-priced, opaque and complex financial instruments simplified, and rating agencies reformed.

The required adjustments may prove painful to millions of homeowners and countless financial institutions, but they do not necessarily dictate a recession. The financial innovation that is responsible for much of the current turmoil has also created value. Innovative securitization helped to fuel the subprime mortgage market and bid up prices of housing and other assets on a global basis, but it also funded solid investments that have resulted in greater financial flexibility, stronger corporate balance sheets and major infrastructure improvements in developing countries. Such investments should help support the global economy as financial excesses unravel.

We project a lengthy period of sub-par, non-recessionary growth in the US and acknowledge the economy's increased vulnerability. GDP growth may fail to match expected population growth of 1-2%, making it feel like a recession as per capita incomes fall or stagnate. In this election year, financial strains may be aggravated by misguided regulatory reform or protectionist legislation. Developments in Pakistan remind us of the considerable geopolitical risks. Market volatility is likely to continue until there is greater visibility about the size and location of asset losses and greater understanding of their full impact on financial institutions and consumer spending. The investment backdrop has grown more treacherous but should provide multiple opportunities for the disciplined, well-financed companies that are the focus of our strategy.

Factors Affecting the Portfolio's Performance

Despite heightened market volatility and a widening divergence of sector returns, the S&P 500 registered a gain in 2007, extending its advance since year-end 2002. The energy sector, bolstered in part by a 57% surge in oil prices, led the market as the top performing S&P sector. Reflecting concerns about the health of the banking system and the sustainability of consumer spending, financials and consumer discretionary were the weakest S&P sectors, posting declines of nearly 19% and just over 13%, respectively. Large cap stocks trumped small caps in 2007, the first time in seven years. The Portfolio performed ahead of its benchmark, the S&P 500 Index, for the twelve months driven primarily by the substantial overweighting of both the energy and consumer staples sectors. The increasingly uncertain outlook for the domestic economy enhanced the attractiveness of consumer staples issues, with their high foreign sales exposure and more predictable businesses. Relative results were also supported by the underweighted representations in financials and consumer discretionary sectors.

While sector allocation decisions made the largest contribution to relative returns, stock selection across several segments also supported the relative advantage. Leading Portfolio issues for the year included Apple, Rio Tinto, Fluor Corp, Transocean, Weatherford, Occidental Petroleum, Praxair, Merck, McDonalds and Intel. As the economy slows materially and risk continues to be re-assessed, fundamental distinctions are projected to play a larger role in equity market valuations. Projections of sluggish domestic growth underscore the importance of investing in companies with international growth prospects while credit constraints highlight the benefits of cash-rich balance sheets and predictable cash flows. We believe the industry-leading multinationals in the Portfolio have the financial resources and competitive advantages to achieve superior earnings growth in the challenging year ahead, arguing for their continued market outperformance.

The preceding commentary was prepared by the Portfolio's sub-adviser, Fayez Sarofim & Co.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2007
	One Year	Since Inception†
Roszel/Fayez Sarofim Large Cap Core Portfolio	8.51%	8.11%
S&P 500 Index	5.49%	9.42%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp	5.9%
Altria Group, Inc	4.4
General Electric Co.	3.7
Coca-Cola Co. (The)	3.5
Proctor & Gamble Co.	3.3
Johnson & Johnson	3.2
ConocoPhillips	3.2
Microsoft Corp.	2.7
PepsiCo, Inc.	2.7
Citigroup, Inc.	2.5
Total	35.1%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Consumer Staples	22.2%
Energy	19.3
Financials	13.4
Information Technology	10.9
Industrials	10.0
Health Care	9.1
Consumer Discretionary	7.3
Materials	3.0
Other#	4.8
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—95.2%
Consumer Discretionary—7.3%
Hotels, Restaurants & Leisure—1.6%
McDonald's Corp.	307	$18,085
Starbucks Corp. *	280	5,732
		23,817
Media—3.0%
McGraw-Hill Cos., Inc. (The)	549	24,052
News Corp. (Class A)	1,066	21,842
		45,894
Multiline Retail—1.2%
Target Corp.	350	17,500
Specialty Retail—1.5%
Home Depot, Inc.	628	16,919
Lowe's Cos., Inc.	265	5,994
		22,913
Total Consumer Discretionary		110,124
Consumer Staples—22.2%
Beverages—7.2%
Anheuser-Busch Cos., Inc.	304	15,911
Coca-Cola Co. (The)	853	52,349
PepsiCo, Inc.	545	41,365
		109,625
Food & Staples Retailing—3.9%
SYSCO Corp.	375	11,704
Wal-Mart Stores, Inc.	321	15,257
Walgreen Co.	650	24,752
Whole Foods Market, Inc.	185	7,548
		59,261
Food Products—2.4%
Nestle SA, ADR (Registered)	312	35,724
Household Products—3.3%
Procter & Gamble Co.	687	50,440
Personal Products—1.0%
Estee Lauder Cos., Inc. (The)	345	15,045
Tobacco—4.4%
Altria Group, Inc.	878	66,359
Total Consumer Staples		336,454
Energy—19.3%
Energy Equipment & Services—2.6%
Halliburton Co.	395	14,974
Transocean, Inc.	87	12,454
Weatherford International Ltd. *	185	12,691
		40,119

	Shares	Value
Oil, Gas & Consumable Fuels—16.7%
BP plc, ADR	197	$14,415
Chevron Corp.	224	20,906
ConocoPhillips	544	48,035
Exxon Mobil Corp.	957	89,661
Occidental Petroleum Corp.	240	18,478
Patriot Coal Corp. *	27	1,127
Peabody Energy Corp.	260	16,026
Royal Dutch Shell plc, ADR	200	16,840
Total SA, ADR	330	27,258
		252,746
Total Energy		292,865
Financials—13.4%
Capital Markets—2.0%
Ameriprise Financial, Inc.	180	9,920
Morgan Stanley	235	12,481
UBS AG	185	8,510
		30,911
Commercial Banks—2.1%
HSBC Holdings plc, ADR	255	21,346
SunTrust Banks, Inc.	160	9,999
		31,345
Consumer Finance—1.6%
American Express Co.	471	24,501
Diversified Financial Services—5.6%
Bank of America Corp.	607	25,045
Citigroup, Inc.	1,264	37,212
JPMorgan Chase & Co.	502	21,912
		84,169
Insurance—2.1%
American International Group, Inc.	226	13,176
Prudential Financial, Inc.	205	19,073
		32,249
Total Financials		203,175
Health Care—9.1%
Health Care Equipment & Supplies—0.5%
Medtronic, Inc.	145	7,289
Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.*	135	7,787
Pharmaceuticals—8.1%
Abbott Laboratories	533	29,928
Eli Lilly & Co.	253	13,508
Johnson & Johnson	728	48,557
Merck & Co., Inc.	308	17,898
Pfizer, Inc.	560	12,729
		122,620
Total Health Care		137,696

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Industrials—10.0%
Aerospace & Defense—1.6%
United Technologies Corp.	310	$23,728
Construction & Engineering—1.0%
Fluor Corp.	105	15,301
Electrical Equipment—2.7%
ABB Ltd., ADR	535	15,408
Emerson Electric Co.	443	25,100
		40,508
Industrial Conglomerates—3.7%
General Electric Co.	1,512	56,050
Machinery—1.0%
Caterpillar, Inc.	215	15,600
Total Industrials		151,187
Information Technology—10.9%
Communications Equipment—1.6%
Cisco Systems, Inc. *	685	18,543
Qualcomm, Inc.	155	6,099
		24,642
Computers & Peripherals—1.5%
Apple, Inc. *	115	22,779
IT Services—1.2%
Automatic Data Processing, Inc .	415	18,480
Semiconductors & Semiconductor Equipment—3.8%
Intel Corp.	1,225	32,659
Microchip Technology, Inc.	205	6,441
Texas Instruments, Inc.	550	18,370
		57,470
Software—2.8%
Microsoft Corp.	1,170	41,652
Total Information Technology		165,023
Materials—3.0%
Chemicals—1.3%
Praxair, Inc.	220	19,516
Metals & Mining—1.7%
Rio Tinto plc, ADR	60	25,194
Total Materials		44,710
Total Common Stocks (Cost—$1,248,378)		1,441,234

	Principal Amount	Value
Short-Term Securities—6.6%
Repurchase Agreements **—6.6%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 01/02/08, total to be received $100,351 (Cost—$100,326)	$100,326	$100,326
Total Investments—101.8% (Cost $1,348,704)		1,541,560
Liabilities in Excess of Other Assets—(1.8)%		(27,412)
Net Assets—100.0%		$1,514,148

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The U.S. equity markets were mixed for the year ending 2007. The S&P 500 Index gained 5.5% and the NASDAQ composite was up 9.8%. Growth stocks significantly outperformed value stocks during the year with the Russell 1000 Growth Index gaining 11.8% while the Russell 1000 Value Index was down -0.2%. Additionally, small capitalization stocks underperformed large caps with the Russell 2000 Index returning -1.6% for the year.

At year end, there is still plenty of confusion about the economy's prospects. Consensus GDP estimates for 2008 have fallen in recent months and several analysts have raised the risks of recession to near 50%. Uncertainty reigns at the Federal Open Market Committee. On December 11, for the second time in four months, policymakers failed to offer a risk assessment on growth and inflation in their statement accompanying the 25 basis point cut in the federal funds rate and discount rate.

We believe that although the U.S. economy will go through a rough patch, it will escape recession. Real GDP growth in the fourth quarter will probably be no better than 1% annualized, weighed down by ongoing housing declines and a sharp deceleration, or a contraction, in the rate of inventory accumulation. However, the drawdown in fourth quarter inventory implies brighter growth prospects for 2008, especially if spending trends begin to improve gradually as we expect.

Despite recent positive policy moves to address the illiquidity in the interbank markets, the liquidity cycle could be at risk if the recent flare-up in inflation becomes persistent. Rising prices tend to kill all liquidity cycles because they often provoke official rate hikes and attendant increases in market rates as well. So far, the Fed has looked beyond the recent spike in inflation, although the broad-based nature of the increase in consumer and producer prices reduces the odds of additional official rate cuts anytime soon.

For now, the spike in inflation has halted – but not reversed – a rebound in liquidity flows that has been underway for most of 2007. Similar liquidity trends in both 1985-1986 and 1995-1996 presaged an economic recovery, even amid formidable threats to growth. Since liquidity flows provide perspective on the direction and speed of economic growth six to nine months ahead, we believe that recent liquidity patterns herald a pick up in economic activity that will begin to materialize in the second quarter of 2008.

Factors Affecting Portfolio Performance

The Portfolio significantly outperformed its benchmark, the S&P 500 Index, for the year ending December 31, 2007 thanks largely to our positioning in financials. The sector was hit hard by the credit-market turmoil, but the Portfolio achieved positive returns from its financial holdings because we took a cautious approach and focused on companies which thrive on market volatility.

Overall our Portfolio benefited from strong stock selection. In addition to well-selected financial stocks, stock selection in the energy and consumer discretionary sectors was positive. Key performing stocks included Juniper Networks, Research in Motion, Navteq, ABB and Petroleo Brasileiro (Petrobras).

Juniper Networks was a strong performer as the communications equipment company benefited from spending by telecommunication firms as they upgraded their networks to support increasing use of video on the internet. Navteq, a provider of mapping data for personal navigation devices rose on strong sales and on speculation of a takeover, which turned out to be justified, with Nokia bidding $78 per share for the company in early October.

The Portfolio received a boost from underweighting the poorly performing financials sector and overweighting the information technology sector. We were hurt from underweighting the strong energy and industrials sectors.

The top five detractors from performance included: Advanced Micro Devices, AMR, Network Appliance, JDS Uniphase, and Applied Biosystems. Advanced Micro Devices faced a variety of headwinds during the year including aggressive pricing by its main competitor, Intel, and miss-execution in the launch of its Barcelona chipset.

Home prices are falling, energy costs remain high and consumers are spending less, but the U.S. economy continues to grow, albeit at a slow pace. We believe this growth will continue, due in part to the sustained surge in U.S. exports, which have given corporate profits a much-needed boost.

The Fed is playing a careful balancing act as it tries to sustain economic growth. On the one hand, it has been willing to cut interest rates to keep markets functioning, but interest rate cuts also fuel concerns that rising commodity prices and a falling U.S. dollar will drive inflation higher. This is something we will be watching closely in the near term.

The preceding commentary was prepared by the Portfolio's sub-adviser, AllianceBernstein L.P.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/AllianceBernstein Large Cap Core Portfolio	13.10%	6.76%
S&P 500 Index	5.49%	9.42%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Quallcomm, Inc.	3.4%
Proctor & Gamble Co.	3.1
Lehman Brothers Holdings, Inc.	3.0
Estee Lauder Cos., Inc.	2.9
Charles Schwab Corp. (The)	2.8
Apple, Inc.	2.7
Genentech, Inc.	2.6
Juniper Networks, Inc.	2.3
Denbury Resources, Inc.	2.3
JDS Uniphase Corp.	2.2
Total	27.3%

  **   Excluding short-term securities and/or cash equivalents.

  #   Other includes short-term securities and liabilities in excess of other assets.

Holdings by Sector	Percentage of Net Assets
Information Technology	29.7%
Financials	18.1
Health Care	13.5
Consumer Staples	9.8
Consumer Discretionary	9.3
Industrials	6.9
Energy	5.4
Materials	3.9
Telecommunication Services	3.6
Utilities	3.6
Other#	(3.8)
Total	100.0%

MLIG Variable Insurance Trust —
Roszel/AllianceBernstein Large Cap Core Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—103.8%
Consumer Discretionary—9.3%
Auto Components—1.1%
Johnson Controls, Inc.	298	$10,740
Automobiles—1.5%
Toyota Motor Corp., ADR	135	14,333
Hotels, Restaurants & Leisure—2.8%
Wynn Resorts Ltd.	105	11,774
Yum! Brands, Inc.	390	14,925
		26,699
Internet & Catalog Retail—1.2%
Amazon.Com, Inc. *	130	12,043
Textiles, Apparel & Luxury Goods—2.7%
Nike, Inc. (Class B)	270	17,345
Polo Ralph Lauren Corp.	150	9,268
		26,613
Total Consumer Discretionary		90,428
Consumer Staples—9.8%
Food Products—3.8%
Campbell Soup Co.	520	18,580
Kellogg Co.	350	18,350
		36,930
Household Products—3.1%
Procter & Gamble Co.	403	29,588
Personal Products—2.9%
Estee Lauder Cos., Inc. (The)	650	28,347
Total Consumer Staples		94,865
Energy—5.4%
Oil, Gas & Consumable Fuels—5.4%
Apache Corp.	135	14,518
Denbury Resources, Inc. *	740	22,015
Petroleo Brasileiro SA, ADR	135	15,557
Total Energy		52,090
Financials—18.1%
Capital Markets—11.5%
Charles Schwab Corp. (The)	1,073	27,415
Goldman Sachs Group, Inc. (The)	94	20,215
Lehman Brothers Holdings, Inc.	445	29,121
Northern Trust Corp.	275	21,059
TD Ameritrade Holding Corp. *	670	13,440
		111,250
Consumer Finance—1.9%
American Express Co.	345	17,947
Diversified Financial Services—4.7%
CME Group, Inc.	28	19,208
Nasdaq Stock Market, Inc. (The) *	310	15,342
NYSE Euronext	130	11,410
		45,960
Total Financials		175,157

	Shares	Value
Health Care—13.5%
Biotechnology—4.8%
Celgene Corp. *	220	$10,166
Genentech, Inc. *	378	25,353
Gilead Sciences, Inc. *	240	11,042
		46,561
Health Care Equipment & Supplies—1.1%
Hologic, Inc. *	160	10,982
Health Care Providers & Services—1.2%
McKesson Corp.	180	11,792
Life Sciences Tools & Services—1.6%
Thermo Fisher Scientific, Inc. *	265	15,285
Pharmaceuticals—4.8%
Abbott Laboratories	310	17,408
Merck & Co., Inc.	290	16,852
Schering-Plough Corp.	450	11,988
		46,248
Total Health Care		130,868
Industrials—6.9%
Aerospace & Defense—2.0%
Lockheed Martin Corp.	185	19,473
Airlines—1.7%
AMR Corp. *	1,155	16,205
Electrical Equipment—1.5%
ABB Ltd., ADR	500	14,400
Machinery—1.7%
Flowserve Corp.	175	16,835
Total Industrials		66,913
Information Technology—29.7%
Communications Equipment—9.6%
JDS Uniphase Corp.*	1,592	21,174
Juniper Networks, Inc. *	668	22,178
Qualcomm, Inc.	850	33,447
Research In Motion Ltd. *	145	16,443
		93,242
Computers & Peripherals—4.9%
Apple, Inc. *	132	26,147
Network Appliance, Inc. *	845	21,091
		47,238
Internet Software & Services—2.1%
Google, Inc. (Class A) *	30	20,744
Semiconductors & Semiconductor Equipment—5.7%
Advanced Micro Devices, Inc. *	1,617	12,127
Kla-Tencor Corp.	239	11,510
Lam Research Corp. *	300	12,969
MEMC Electronic Materials, Inc. *	210	18,583
		55,189

See Notes to Financial Statements.

MLIG Variable Insurance Trust —
Roszel/AllianceBernstein Large Cap Core Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Software—7.4%
Electronic Arts, Inc. *	210	$12,266
McAfee, Inc. *	310	11,625
Red Hat, Inc. *	930	19,381
Salesforce.com, Inc. *	265	16,613
VMware, Inc., Class A *	140	11,899
		71,784
Total Information Technology		288,197
Materials—3.9%
Chemicals—3.9%
Air Products & Chemicals, Inc.	120	11,836
International Flavors & Fragrances, Inc.	235	11,310
Monsanto Co.	135	15,078
Total Materials		38,224
Telecommunication Services—3.6%
Diversified Telecommunication Services—3.6%
AT&T, Inc.	490	20,364
Verizon Communications, Inc.	340	14,855
Total Telecommunication Services		35,219
Utilities—3.6%
Electric Utilities—1.2%
Exelon Corp.	140	11,430
Independent Power Producers & Energy Traders—1.1%
AES Corp. (The) *	505	10,802
Multi-Utilities—1.3%
PG&E Corp.	300	12,927
Total Utilities		35,159
Total Common Stocks (Cost—$930,546)		1,007,120

	Principal Amount	Value
Short-Term Securities—1.3%
Repurchase Agreements **—1.3%
Nomura Securities International, Inc. 4.41%, dated 12/31/07, due 1/02/08, total to be received $12,292 (Cost—$12,289)	$12,289	$12,289
Total Investments—105.1% (Cost $942,835)		1,019,409
Liabilities in Excess of Other Assets—(5.1)%		(49,030)
Net Assets—100.0%		$970,379

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

Despite the volatility in the equity markets caused by poor credit markets, a weak housing market and questions about the health of consumer spending, the market posted strong results in 2007, led by companies with specialty product lines leveraged to global economic growth. These leaders helped propel major stock indexes, including the Dow and S&P 500 to positive returns for the fifth straight year. High-growth companies, especially those with strong global franchises that we have been seeking in our investment strategy far outperformed the indices in 2007.

Factors Affecting Portfolio Performance

For 2007, the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, due primarily to strong stock selection in the materials and processing, financial services and consumer discretionary sectors. Partially detracting from this outperformance was stock selection and an overweight position in the energy sector.

Apple, Monsanto and MasterCard were the largest contributors to the Portfolio's performance. Apple enjoyed strong performance throughout the year, reporting solid quarters, and ending the year with the announcement that China Mobile may soon sell the iPhone. This could likely provide Apple access to a large subscriber base. Shares of Monsanto, the world's largest seed producer, were up after the company reported strong quarterly profits due to increased corn planting. The company has been a direct beneficiary of the growing global demand for foodstuffs and ethanol. Shares of MasterCard were up during the fourth quarter after the company reported a 63% increase in its third quarter profit. The company benefited from international growth and its lack of exposure to consumer credit receivables.

NII Holdings, Kohl's and Network Appliance had the most negative impact on portfolio performance. NII Holdings fell after the company reported mixed results. Revenues were greater than expected, but slower than expected subscriber growth in Mexico and Brazil in part caused the stock to suffer. Kohl's declined after reporting comparable store sales that declined more than expected. Shares of NTAP fell after the company held its analyst day. Investors' expectations were very high, and they were disappointed when management announced a forecast of 28-30% growth.

There were important shifts to the Portfolio's active over/underweights versus the benchmark during the year. We moved to an underweight position in the consumer discretionary sector. Consumer retail stocks came under pressure during the year amidst concerns regarding the strength of the U.S. consumer. We moved to a more overweight position in materials and processing and producer durables, as we added agricultural and industrial names leveraged more to the global economy. Our position in the health care sector was reduced as we decreased our exposure to the biotechnology and pharmaceuticals industries; as a result, our underweight position increased. Financial services remains our most overweighted sector, however the overweight has been reduced somewhat during the year.

As we enter into the new year, stock picking will again be paramount as the economy continues to digest the factors that led to weakening in some sectors in 2007. However, amid these concerns, there are positive developments. Growth stocks posted moderate gains in 2007, the global economy remains healthy, and inflation risks appear to be mostly in check. As we navigate through a potentially weaker economy in the first half of 2008, we will continue to position the Portfolio in companies which we believe have the greatest ability to take advantage of the current market environment, emphasizing revenue growth and bottom line earnings execution.

The preceding commentary was prepared by the Portfolio's sub-adviser, Loomis Sayles & Co.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Loomis Sayles Large Cap Growth Portfolio	20.77%	8.33%
S&P 500 Index	5.49%	9.42%
Russell 1000 Growth Index	11.81%	9.07%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Apple, Inc	6.2%
Google, Inc. (Class A)	5.5
Microsoft Corp.	5.2
Monsanto Co	4.6
Merck & Co, Inc.	4.1
Amazon.Com, Inc	3.9
Precision Castparts, Corp.	3.8
Mastercard, Inc. (Class A)	3.8
McDonald's Corp.	3.7
Coca-Cola Co. (The)	3.5
Total	44.3%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

Holdings by Sector	Percentage of Net Assets
Information Technology	38.8%
Industrials	22.3
Financials	17.5
Health Care	13.7
Consumer Discretionary	10.2
Energy	7.7
Materials	6.8
Consumer Staples	6.7
Other#	(23.7)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—123.7%
Consumer Discretionary—10.2%
Hotels, Restaurants & Leisure—3.6%
McDonald's Corp.	414	$24,389
Household Durables—1.4%
Garmin Ltd.	94	9,118
Internet & Catalog Retail—5.2%
Amazon.Com, Inc. *	281	26,032
priceline.com, Inc. *	75	8,614
		34,646
Total Consumer Discretionary		68,153
Consumer Staples—6.7%
Beverages—3.5%
Coca-Cola Co. (The)	378	23,198
Food & Staples Retailing—3.2%
Costco Wholesale Corp.	129	8,999
CVS Caremark Corp.	302	12,005
		21,004
Total Consumer Staples		44,202
Energy—7.7%
Energy Equipment & Services—5.9%
National Oilwell Varco, Inc. *	305	22,405
Transocean, Inc.	116	16,606
		39,011
Oil, Gas & Consumable Fuels—1.8%
XTO Energy, Inc.	237	12,172
Total Energy		51,183
Financials—17.5%
Capital Markets—9.4%
Charles Schwab Corp. (The)	429	10,961
Goldman Sachs Group, Inc. (The)	80	17,204
Lehman Brothers Holdings, Inc.	219	14,331
T. Rowe Price Group, Inc.	326	19,847
		62,343
Diversified Financial Services—8.1%
CME Group, Inc.	28	19,208
Intercontinental Exchange, Inc. *	93	17,903
Nymex Holdings, Inc.	128	17,102
		54,213
Total Financials		116,556
Health Care—13.7%
Biotechnology—2.5%
Gilead Sciences, Inc. *	367	16,886
Health Care Equipment & Supplies—4.7%
Hologic, Inc. *	156	10,708
Intuitive Surgical, Inc. *	38	12,331
Stryker Corp.	114	8,518
		31,557
Life Sciences Tools & Services—2.4%
Thermo Fisher Scientific, Inc. *	274	15,804

	Shares	Value
Pharmaceuticals—4.1%
Merck & Co., Inc.	468	$27,195
Total Health Care		91,442
Industrials—22.3%
Aerospace & Defense—5.7%
Goodrich Corp.	177	12,498
Precision Castparts Corp.	182	25,243
		37,741
Construction & Engineering—2.9%
Foster Wheeler Ltd.*	126	19,533
Electrical Equipment—4.6%
First Solar, Inc. *	78	20,837
Sunpower Corp. (Class A) *	78	10,170
		31,007
Industrial Conglomerates—2.9%
Textron, Inc.	265	18,895
Machinery—6.2%
AGCO Corp. *	152	10,333
Deere & Co.	242	22,535
Flowserve Corp.	87	8,369
		41,237
Total Industrials		148,413
Information Technology—38.8%
Communications Equipment—2.8%
Cisco Systems, Inc. *	703	19,030
Computers & Peripherals—10.3%
Apple, Inc. *	209	41,399
EMC Corp. *	595	11,025
Hewlett-Packard Co.	319	16,103
		68,527
Internet Software & Services—5.5%
Google, Inc. (Class A) *	53	36,649
IT Services—3.8%
Mastercard, Inc. (Class A)	117	25,179
Semiconductors & Semiconductor Equipment—8.2%
Intel Corp.	842	22,448
MEMC Electronic Materials, Inc. *	203	17,963
Nvidia Corp. *	412	14,016
		54,427
Software—8.2%
Activision, Inc. *	466	13,840
Microsoft Corp.	978	34,817
VMware, Inc., Class A *	69	5,864
		54,521
Total Information Technology		258,333
Materials—6.8%
Chemicals—6.8%
Monsanto Co.	276	30,826
Mosaic Co. (The) *	149	14,057
Total Materials		44,883
Total Common Stocks (Cost—$722,273)		823,165

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—2.2%
Repurchase Agreement **—2.2%
Nomura Securities International, Inc. 4.41%, dated 12/31/07, due 1/02/08, total to be received $14,901 (Cost—$14,897)	$14,897	$14,897
Total Investments—125.9% (Cost $737,170)		838,062
Liabilities in Excess of Other Assets—(25.9)%		(172,321)
Net Assets—100.0%		$665,741

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

For the past 6 months, the economic news has been troubling: housing values are falling, making the consumer feel poorer and gas prices are rising, taking money directly out of the consumer's wallet. Recent news focused on a job market that's cooled – in 2007 only about half the 2006 number of jobs were created – and wages which are growing slowly, if at all. As a result, credit card receivables and other debt are growing and consumer spending, which accounts for more than 65% of the economy's growth, is slowing. When the cost of money grows, businesses get wary and invest and spend less. The businesses may begin to worry about cutting costs and may cut staff. Those people who lose their jobs cut their spending and the economy begins a downward spiral.

The generally accepted definition of recession is two quarters of negative growth. You might remember that growth, or the Gross Domestic Product (GDP), was in the range of 4.9% for the third quarter of 2007. For the fourth quarter, it's estimated to be closer to 1.0 - 1.5%. As of the end of the year, economists were about evenly split as to which way the economy would go. Ten days into 2008, the odds are growing that we are moving into a recessionary period.

But the Federal Reserve isn't asleep at the switch. Though they spent most of 2007 worrying about inflation, by September they realized that the risk of recession was increasing. Since then the Fed has reduced interest rates three times, bringing its benchmark rate down from 5.25% to 4.25% and telegraphing to the financial world that it stands ready to lower rates further to stave off a recession.

We believe the market may look past many of the concerns enumerated above if credibility in financial markets and the Fed is restored sooner rather than later. The pace will be important if we want consumers to be shopping again soon and businesses to have credit available for investment.

In terms of the stock market, profit growth expectations for 2008, as measured by bottom-up estimates, are likely to be overly optimistic. Downward revisions will hurt equity prices. But the horizon isn't all grey: the weaker U.S. dollar should support continued demand for exports in 2008. So it matters what economic growth is doing in the emerging economies. We expect some level of growth will be sustained from further infrastructure development, the need to slake consumer appetites and through trade with each other.

Factors Affecting Portfolio Performance

The Portfolio outperformed its S&P 500 Index benchmark by more than 2.0% for 2007 as growth investing outperformed value investing for the first time since 1999 (as measured by both the S&P 500 and the Russell indexes) and large capitalization stocks outperformed small cap stocks. The year reflected a long-awaited reversal in style leadership from value to growth stocks.

Stock selection in the Portfolio was positive led by the financials and technology sectors, which contributed the most to performance. Stock selection also drove positive results in the consumer staples sector. Sector selection was slightly positive as a result of a significant underweight in financials and an overweight in the technology sector. Underweighting the energy sector, no holdings in the materials and utilities sectors, and overweighting the consumer discretionary sector detracted from performance.

We believe that the market leadership assumed by growth stocks during 2007 will persist. Tighter credit markets and slowing demand growth in the U.S. set the stage for slower profit growth. Top down estimates for S&P 500 profit growth in 2008 are quite modest and likely to be closer to the actual outcome than the still very high bottom-up estimates. A perceived shortage of earnings growth in the market in general causes investors to seek sustainable and strong relative growth typically found in growth portfolios.

The Portfolio's exposure to larger global technology leaders, industrial companies with strong foreign demand growth, healthcare companies participating in some of the strongest growth areas of equipment, biotech and generic pharmaceuticals should position us well for the new year.

The preceding commentary was prepared by the Portfolio's sub-adviser, Rittenhouse Asset Management, Inc.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Rittenhouse Large Cap Growth Portfolio	7.84%	5.57%
S&P 500 Index	5.49%	9.42%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Microsoft Corp.	4.8%
Cisco Systems, Inc.	3.6
International Business Machines Corp.	3.4
Intel Corp.	3.4
Proctor & Gamble Co.	3.2
General Electric Co.	3.1
Abbott Laboratories	2.8
Total SA, ADR	2.7
United Technologies Corp	2.6
Gilead Sciences, Inc.	2.6
Total	32.2%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	27.9%
Health Care	18.7
Industrials	14.6
Consumer Discretionary	11.6
Consumer Staples	9.7
Financials	7.5
Energy	6.9
Other#	3.1
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—96.9%
Consumer Discretionary—11.6%
Media—5.1%
Comcast Corp. (Class A) *	5,500	$100,430
McGraw-Hill Cos., Inc. (The)	1,950	85,429
Walt Disney Co. (The)	3,600	116,208
		302,067
Multiline Retail—1.6%
Kohl's Corp. *	2,000	91,600
Specialty Retail—3.2%
Best Buy Co., Inc.	1,800	94,770
Staples, Inc.	3,950	91,127
		185,897
Textiles, Apparel & Luxury Goods—1.7%
Nike, Inc. (Class B)	1,600	102,784
Total Consumer Discretionary		682,348
Consumer Staples—9.7%
Beverages—2.6%
PepsiCo, Inc.	1,980	150,282
Food & Staples Retailing—1.9%
Walgreen Co.	2,900	110,432
Household Products—3.1%
Procter & Gamble Co.	2,525	185,385
Personal Products—2.1%
Estee Lauder Cos., Inc. (The)	2,790	121,672
Total Consumer Staples		567,771
Energy—6.9%
Energy Equipment & Services—2.4%
Baker Hughes, Inc.	1,700	137,870
Oil, Gas & Consumable Fuels—4.5%
Apache Corp.	1,000	107,540
Total SA, ADR	1,900	156,940
		264,480
Total Energy		402,350
Financials—7.5%
Capital Markets—3.7%
Lehman Brothers Holdings, Inc.	1,700	111,248
State Street Corp.	1,300	105,560
		216,808
Consumer Finance—1.9%
American Express Co.	2,200	114,444
Insurance—1.9%
American International Group, Inc.	1,900	110,770
Total Financials		442,022
Health Care—18.7%
Biotechnology—4.2%
Celgene Corp. *	2,050	94,731
Gilead Sciences, Inc. *	3,300	151,833
		246,564

	Shares	Value
Health Care Equipment & Supplies—6.3%
Baxter International, Inc.	2,150	$124,807
Becton Dickinson & Co.	1,500	125,370
Medtronic, Inc.	2,400	120,648
		370,825
Pharmaceuticals—8.2%
Abbott Laboratories	2,900	162,835
Bristol-Myers Squibb Co.	4,700	124,644
Novartis AG, ADR	1,900	103,189
Teva Pharmaceutical Industries Ltd., ADR	1,950	90,636
		481,304
Total Health Care		1,098,693
Industrials—14.6%
Aerospace & Defense—4.8%
Boeing Co.	1,500	131,190
United Technologies Corp.	2,000	153,080
		284,270
Commercial Services & Supplies—1.6%
Cintas Corp.	2,700	90,774
Electrical Equipment—3.1%
Emerson Electric Co.	1,760	99,722
Rockwell Automation, Inc.	1,200	82,752
		182,474
Industrial Conglomerates—5.1%
3M Co.	1,400	118,048
General Electric Co.	4,900	181,643
		299,691
Total Industrials		857,209
Information Technology—27.9%
Communications Equipment—7.5%
Cisco Systems, Inc. *	7,875	213,176
Motorola, Inc.	5,900	94,636
Qualcomm, Inc.	3,400	133,790
		441,602
Computers & Peripherals—5.3%
Dell, Inc. *	4,550	111,521
International Business Machines Corp.	1,850	199,985
		311,506
Semiconductors & Semiconductor Equipment—5.8%
Intel Corp.	7,450	198,617
Texas Instruments, Inc.	4,200	140,280
		338,897
Software—9.3%
Electronic Arts, Inc. *	2,100	122,661
Microsoft Corp.	8,000	284,800
Oracle Corp. *	6,100	137,738
		545,199
Total Information Technology		1,637,204
Total Common Stocks (Cost—$5,224,355)		5,687,597

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—0.8%
Repurchase Agreement **—0.8%
Nomura Securities International, Inc. 4.41%, dated 12/31/07, due 1/02/08, total to be received $47,863 (Cost—$47,851)	$47,851	$47,851
Total Investments—97.7% (Cost $5,272,206)		5,735,448
Other Assets Less Liabilities—2.3%		137,673
Net Assets—100.0%		$5,873,121

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

Equities were beset by a growing malaise that encompassed (but was not limited to) mortgage finance problems, credit market pressures, further downdrafts in the US housing market, higher oil prices, growing concerns about the potential for a significant US economic slowdown, inflation concerns, and nascent signs of decelerating global economic growth. Despite these headwinds, large capitalization indices posted positive returns. For the 12-months ended December 31, 2007, the S&P 500 Index gained 5.5% and the Russell 1000 Growth Index rose 11.8%.

Large-capitalization "growth" equities outperformed large-capitalization "value" equities, primarily due to improved performance in the information technology sector (among the largest sector in the Russell 1000 Growth Index) and weakness in the financials sector (which represents a significant weighting in the Russell 1000 Value Index). Large capitalization equities substantially outperformed small capitalization equities (as measured by the Russell 1000 Index and Russell 3000 Index). Large capitalization equities benefited as the market, particularly in the latter stages of the 12-month period, seemed to experience a shift in leadership that increasingly favored larger-sized, higher-quality "franchise growth" companies.

Factors Affecting Portfolio Performance

For the year ended December 31, 2007 the Portfolio outperformed its benchmark, the Russell 1000 Growth Index. Stock selection in the information technology, telecommunication services, industrials, materials, and energy sectors were the primary areas of strength for the Portfolio. Information technology positions MasterCard, Inc., Apple, Inc., and Google, Inc. appreciated sharply. Wireless telecommunication services providers China Mobile Ltd. and Mexico-based America Movil S.A.B. de C.V. posted solid gains as subscriber growth continued in a number of the emerging markets they serve. Stock selection in the industrials sector was strong. Industrial services company Jacobs Engineering Group, Inc., metal component manufacturer Precision Castparts Corp., and rail road operator Union Pacific Corp. each had a material, positive effect on the Portfolio's annual performance results. In the materials sector, agricultural products company Monsanto Co. posted a strong gain. Monsanto Co. has benefited from growth in its corn seed business and improved revenues for its Roundup chemical product. Energy services companies Schlumberger Ltd. and Petroleo Brasileiro S/A were also among the Portfolio's strongest performing individual positions. Both positions benefited from increased exploration and development in the oil and gas industry. Certain consumer discretionary positions also performed well, particularly hotel/casino companies MGM Mirage, Wynn Resorts, Ltd., and Las Vegas Sands Corp.

There were also a few factors that negatively impacted the Portfolio's performance. The Portfolio's emphasis in the weak-performing consumer discretionary sector hurt returns, as did specific holdings including media company Comcast Corp. and auto-manufacturer Toyota Motor Corp. (Comcast was sold prior to year-end.) Though the Portfolio reduced its exposure to the financials sector during the year, the Portfolio had – on average – greater exposure to the sector than the Russell 1000 Growth Index. This positioning hurt the Portfolio, as financials were among the weakest performing sectors of the market. The Portfolio's position in brokerage firm Lehman Brothers Holdings Inc. and mortgage lender Fannie Mae posted negative returns in the period. (Fannie Mae was sold during the period.) A position in biotechnology company Genentech, Inc. was a further, material detractor to performance. As mentioned earlier, stock selection in the telecommunication services sector was very strong. The Portfolio's overweighted posture in the sector, however, hurt Portfolio performance as telecommunication services was one of the weakest performing sectors of the benchmark index. Additionally, the portfolio had an average of nearly 7% in cash equivalent positions during the fiscal year. A more fully-invested posture would have helped the Portfolio's performance, as equity returns were much better than returns on cash instruments.

The preceding commentary was prepared by the Portfolio's sub-adviser, Marsico Capital Management, LLC.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Marsico Large Cap Growth Portfolio	22.34%	8.63%
S&P 500 Index	5.49%	9.42%
Russell 1000 Growth Index	11.81%	9.07%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
UnitedHealth Group, Inc.	4.4%
McDonald's Corp.	4.3
Goldman Sachs Group, Inc. (The)	4.2
Mastercard, Inc. (Class A)	3.9
Apple, Inc.	3.9
Monsanto Co.	3.4
Jacobs Engineering Group, Inc.	3.4
Schlumberger Ltd.	3.3
Google, Inc. (Class A)	3.2
Lockheed Martin Corp.	3.2
Total	37.2%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	18.9%
Industrials	13.7
Consumer Discretionary	12.9
Energy	10.4
Health Care	9.5
Telecommunication Services	7.7
Materials	7.4
Financials	6.8
Consumer Staples	4.5
Other#	8.2
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—91.8%
Consumer Discretionary—12.9%
Automobiles—1.8%
Toyota Motor Corp., ADR	13,243	$1,406,009
Hotels, Restaurants & Leisure—11.1%
Las Vegas Sands Corp. *	19,961	2,056,981
McDonald's Corp.	55,350	3,260,668
MGM Mirage *	1,404	117,964
Wynn Resorts Ltd.	14,168	1,588,658
Yum! Brands, Inc.	37,276	1,426,553
		8,450,824
Total Consumer Discretionary		9,856,833
Consumer Staples—4.5%
Beverages—1.8%
Coca-Cola Co. (The)	12,451	764,118
Heineken NV, ADR	17,748	567,049
		1,331,167
Food & Staples Retailing—2.7%
CVS Caremark Corp.	34,454	1,369,546
Tesco plc, ADR	25,234	707,814
		2,077,360
Total Consumer Staples		3,408,527
Energy—10.4%
Energy Equipment & Services—7.4%
Cameron International Corp. *	25,766	1,240,118
Schlumberger Ltd.	25,804	2,538,339
Transocean, Inc.	12,859	1,840,766
		5,619,223
Oil, Gas & Consumable Fuels—3.0%
Petroleo Brasileiro SA, ADR	19,966	2,300,882
Total Energy		7,920,105
Financials—6.8%
Capital Markets—6.8%
Goldman Sachs Group, Inc. (The)	14,728	3,167,256
Lehman Brothers Holdings, Inc.	30,621	2,003,838
		5,171,094
Health Care—9.5%
Biotechnology—2.0%
Genentech, Inc. *	22,450	1,505,721
Health Care Providers & Services—4.4%
UnitedHealth Group, Inc.	58,033	3,377,521
Pharmaceuticals—3.1%
Merck & Co., Inc.	30,367	1,764,626
Schering-Plough Corp.	22,918	610,536
		2,375,162
Total Health Care		7,258,404

	Shares	Value
Industrials—13.7%
Aerospace & Defense—8.3%
Boeing Co.	6,446	$563,767
General Dynamics Corp.	22,157	1,971,752
Lockheed Martin Corp.	23,115	2,433,085
Precision Castparts Corp.	9,700	1,345,390
		6,313,994
Air Freight & Logistics—0.2%
FedEx Corp.	1,905	169,869
Construction & Engineering—3.4%
Jacobs Engineering Group, Inc. *	26,802	2,562,539
Road & Rail—1.8%
Union Pacific Corp.	10,804	1,357,198
Total Industrials		10,403,600
Information Technology—18.9%
Communications Equipment—0.7%
Qualcomm, Inc.	13,535	532,602
Computers & Peripherals—5.4%
Apple, Inc. *	14,974	2,966,050
Hewlett-Packard Co.	23,435	1,182,999
		4,149,049
Internet Software & Services—3.2%
Google, Inc. (Class A) *	3,557	2,459,594
IT Services—4.0%
Mastercard, Inc. (Class A)	13,998	3,012,370
Semiconductors & Semiconductor Equipment—2.7%
Intel Corp.	77,617	2,069,269
Software—2.9%
Microsoft Corp.	62,295	2,217,702
Total Information Technology		14,440,586
Materials—7.4%
Chemicals—7.4%
Air Products & Chemicals, Inc.	11,651	1,149,138
Monsanto Co.	23,284	2,600,590
Praxair, Inc.	21,387	1,897,241
Total Materials		5,646,969
Telecommunication Services—7.7%
Diversified Telecommunication Services—2.6%
AT&T, Inc.	47,560	1,976,594
Wireless Telecommunication Services—5.1%
America Movil SA de CV, ADR	24,485	1,503,134
China Mobile Ltd., ADR	27,260	2,368,076
		3,871,210
Total Telecommunication Services		5,847,804
Total Common Stocks (Cost—$58,465,702)		69,953,922

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—9.2%
Repurchase Agreements **—9.2%
Nomura Securities International, Inc. 4.41%, dated 12/31/07, due 01/02/08, total to be received $7,065,746 (Cost—$7,064,015)	$7,064,015	$7,064,015
Total Investments—101.0% (Cost $65,529,717)		77,017,937
Liabilities in Excess of Other Assets—(1.0)%		(791,760)
Net Assets—100.0%		$76,226,177

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

US stocks declined in the fourth quarter as concerns over weakness in sub-prime mortgage securities spread broadly and triggered declines in financial and consumer discretionary stocks. The largest capitalization stocks performed marginally better than their small cap counterparts and growth stocks outperformed value stocks at all capitalization levels. Stocks in the utilities, energy and consumer staples sectors countered the trend with modest advances.

Factors Affecting the Portfolio's Performance

The Portfolio outperformed its benchmark, the Russell 2500 Value Index, in a turbulent quarter that saw both the Portfolio and the index post negative returns. Stock selection decisions and an overweight position in the energy sector contributed most significantly to the Portfolio's outperformance of the benchmark. An underweighting of financials and stock selections in the industrials sector also contributed positively. Stock selection decisions among health care and materials stocks detracted from relative returns as did an underweighting of the utilities sector.

Shares of global oil and gas exploration and production company Hess rose throughout the period with rising crude oil prices and the company's announced plans to work its stake in the Santos Basin, an area off the coast of Brazil believed to hold significant reserves. Shares of Denver-based Cimarex Energy also benefited returns. Despite lower third-quarter net income, the company announced a 50% increase in its quarterly cash dividend. Shares also benefited from the sale of oil and gas properties totaling $114 million.

Among industrials companies, shares of Chicago-based printer RR Donnelley rose during the period based on strong earnings from higher sales and a lower tax rate. The company raised its full-year earnings outlook on the news. Donnelly has been targeting annual double-digit earning-per-share increases through acquisitions of core print operations. Shares of automation company Parker-Hannifin rose on positive earnings news, reflecting sales growth in industrial, international and aerospace segments.

Shares of Omnicare fell in the quarter when the largest pharmacy-services provider for US nursing homes reported lower quarterly profits and reduced full year guidance. The company partially blamed UnitedHealth Group's cut in reimbursement rates, which Omnicare is challenging in US District Court. Shares of Canadian drug maker Biovail weakened with an announced delay in the approval process for Biovail's generic version of the popular antidepressant Wellbutrin. Biovail contested the FDA's decision, which imposes an additional review that will take at least six months.

In the materials sector, Ohio-based Lubrizol saw its share value decline despite announcing third quarter earnings that significantly outpaced analysts' expectations. The company, which has more than one third of the global market for lubricant additives, projected annual earnings 27 percent higher than the previous year. Even with positive analyst coverage, the stock could not maintain, let alone build on, its October high.

The discussion above covers Portfolio activity from August 6, 2007 to December 31, 2007. The NFJ Investment Group began sub-advising this Portfolio, previously sub-advised by Kayne Anderson Rudnick, on August 6, 2007, and the Portfolio's name was changed from Roszel/ Anderson Rudnick Small-Mid Cap Value Portfolio to Roszel/NFJ Small-Mid Cap Value Portfolio. On October 8, 2007, the name changed to Roszel/Allianz NFJ Mid Cap Value Portfolio. Prior to the change, from January 1, 2007 through August 5, 2007, the Portfolio returned 4.0%. This compares to a -4.7% loss in the Russell 2500 Value Index, the Portfolio's benchmark. The Portfolio's robust relative performance was attributable to strong performance of holdings in the utilities sector, notably Questar; in the health care sector, including Arrow International and Owens & Minor; and financials, where the Portfolio's holdings had smaller losses than other stocks in this market sector.

The preceding commentary was prepared by the Portfolio's sub-adviser, NFJ Investment Group L.P., with exception of the discussion of performance from January 1, 2007 through August 5, 2007, which was prepared by Roszel Advisors, LLC.

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2007
	One Year	Since Inception†
Roszel/Allianz NFJ Mid Cap Value Portfolio§	1.08%	5.38%
S&P 500 Index	5.49%	9.42%
Russell 2500 Value Index	(7.27)%	11.51%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  §  On August 6, 2007 Allianz assumed responsibility for subadvising this portfolio and the name was changed from Roszel/Kayne Andersen Rudnick Small-Mid Cap Value Portfolio to Roszel/Allianz NFJ Small-Mid Cap Value Portfolio. On October 8, 2007 the name changed to Roszel/Allianz NFJ Mid Cap Value Portfolio.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Cimarex Energy Co.	2.7%
Atmos Energy Corp.	2.7
L-3 Communications Holdings	2.6
NiSource, Inc.	2.6
Reynolds American, Inc.	2.6
Ryder Systems, Inc.	2.6
Chesapeake Energy Corp.	2.5
Windstream Corp.	2.5
Scana Corp.	2.5
Hess Corporation	2.5
Total	25.8%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Financials	23.1%
Industrials	17.1
Consumer Discretionary	13.5
Energy	9.9
Utilities	7.8
Consumer Staples	7.0
Materials	4.7
Information Technology	4.5
Health Care	3.9
Telecommunication Services	2.5
Other#	6.0
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—94.0%
Consumer Discretionary—13.5%
Automobiles—2.3%
Harley-Davidson, Inc.	1,000	$46,710
Household Durables—4.5%
Black & Decker Corp.	600	41,790
Leggett & Platt, Inc.	2,800	48,832
		90,622
Leisure Equipment & Products—2.2%
Mattel, Inc.	2,300	43,792
Media—2.3%
Gannett Co., Inc.	1,200	46,800
Specialty Retail—2.2%
Limited Brands, Inc.	2,400	45,432
Total Consumer Discretionary		273,356
Consumer Staples—7.0%
Food & Staples Retailing—2.0%
SUPERVALU, Inc.	1,100	41,272
Food Products—2.4%
Corn Products International, Inc.	1,300	47,775
Tobacco—2.6%
Reynolds American, Inc.	800	52,768
Total Consumer Staples		141,815
Energy—9.9%
Oil, Gas & Consumable Fuels—9.9%
Chesapeake Energy Corp.	1,300	50,960
Cimarex Energy Co.	1,300	55,289
Hess Corp.	500	50,430
Tesoro Corp.	900	42,930
Total Energy		199,609
Financials—23.1%
Commercial Banks—6.5%
Associated Banc-Corp.	1,800	48,761
Comerica, Inc.	1,000	43,530
Keycorp	1,700	39,865
		132,156
Insurance—14.4%
Lincoln National Corp.	800	46,576
Mercury General Corp.	1,000	49,810
Nationwide Financial Services	1,100	49,511
Protective Life Corp.	1,200	49,224
Reinsurance Group of America, Inc.	900	47,232
RenaissanceRe Holdings Ltd.	800	48,192
		290,545
Real Estate Investment Trusts (REITs)—2.2%
Hospitality Properties Trust REIT	1,360	43,819
Total Financials		466,520
Health Care—3.9%
Health Care Providers & Services—1.9%
Omnicare, Inc.	1,700	38,777

	Shares	Value
Pharmaceuticals—2.0%
Biovail Corp.	2,900	$39,034
Total Health Care		77,811
Industrials—17.1%
Aerospace & Defense—2.6%
L-3 Communications Holdings, Inc.	500	52,970
Building Products—2.4%
Masco Corp.	2,200	47,542
Commercial Services & Supplies—4.8%
Avery Dennison Corp.	900	47,826
RR Donnelley & Sons Co.	1,300	49,062
		96,888
Machinery—4.7%
Ingersoll-Rand Co. Ltd. (Class A)	1,000	46,470
Parker Hannifin Corp.	650	48,952
		95,422
Road & Rail—2.6%
Ryder Systems, Inc.	1,100	51,711
Total Industrials		344,533
Information Technology—4.5%
Computers & Peripherals—2.4%
Seagate Technology	1,900	48,450
Electronic Equipment & Instruments—2.1%
Jabil Circuit, Inc.	2,800	42,756
Total Information Technology		91,206
Materials—4.7%
Chemicals—2.4%
PPG Industries, Inc.	700	49,161
Metals & Mining—2.3%
Teck Cominco Ltd. (Class B)	1,300	46,423
Total Materials		95,584
Telecommunication Services—2.5%
Diversified Telecommunication Services—2.5%
Windstream Corp.	3,900	50,778
Utilities—7.8%
Gas Utilities—2.7%
Atmos Energy Corp.	1,900	53,276
Multi-Utilities—5.1%
NiSource, Inc.	2,800	52,892
SCANA Corp.	1,200	50,580
		103,472
Total Utilities		156,748
Total Common Stocks (Cost—$2,015,520)		1,897,960

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—1.9%
Repurchase Agreements **—1.9%
Nomura Securities International, Inc.,4.41%, dated 12/31/07, due 1/02/08, total to be received $39,506 (Cost—$39,496)	$39,496	$39,496
Total Investments—95.9% (Cost $2,055,016)		1,937,456
Other Assets Less Liabilities—4.1%		82,066
Net Assets—100.0%		$2,019,522

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The year started out with steady gains, but as 2007 progressed there was nothing steady about it. It was marked by uncertainty and a good deal of price volatility. With the faltering housing markets and the unraveling of sub-prime mortgages, credit became increasingly hard to come by and the strong merger market of the first half of the year was one of the casualties of the second half. During 2007, investors learned to deal with oil prices twice what they were at the beginning of the year, a level that was itself unheard of not long ago. There were several days with radical swings in stock prices caused by factors that had little or nothing to do with the companies themselves. On the plus side, earnings reports (especially among energy and industrial sector companies) were in line with or better than expectations during the year. A good portion of these positive trends was attributable to economic growth outside the US combined with extreme pressure on the dollar. Our exports have been relatively cheap and therefore more competitive in global markets. This environment was especially beneficial to companies whose products and services were related to the global commodity and infrastructure boom. In an attempt to bolster the slowing economy, the Federal Reserve Board began cutting rates in September, with a total cut of 100 basis points by December 31. The Fed is currently clearly torn between stimulating the economy and the distant threat of rising inflation on the horizon, but that threat is somewhat skewed by the skyrocketing price of crude oil. The volatility of the year behind us will not subside quickly or completely, but we expect the year ahead to demonstrate greater stability as it advances, which should suit our focus on fundamentals.

Factors Affecting Portfolio Performance

Growth investing returned to favor in 2007 but it was sometimes found in unusual sectors. We continued to maintain a relatively high exposure to Technology and Industrials, but also held a fair portion of Financial stocks. The Industrial and Materials sectors were the greatest contributors to relative performance as global growth continued in 2007 and the Portfolio held a relatively high proportion of assets exposed to this expansion of infrastructure. Harsco Corp. and Manitowoc Co. both serve the non-residential construction industry and saw robust earnings and stock price gains in 2007. Manitowoc has greater exposure outside the US, but both companies benefited from growth in infrastructure. Industrial and materials companies serving agricultural end markets, like AGCO Corp. (tractors and other heavy equipment) and Mosaic Co. (crop nutrients and animal feed products), also did exceptionally well. Commodity prices rose for most of the year and the Portfolio's energy holdings had a substantial impact on performance. Global demand for fuel has kept supplies of both oil and natural gas tight relative to the historical averages, and therefore energy sector companies have posted close to the strongest earnings growth of all sectors. National Oilwell Varco Inc. (oilfield equipment) was the Portfolio's top stock gainer among energy companies. We continue to favor energy going into 2008; holdings are currently slightly more tilted to the exploration and production companies than to services. The information technology sector has been very volatile for some time, but the Portfolio's holdings generally outperformed its benchmark, the Russell Midcap Growth Index, in 2007. Hardware and semiconductor companies did better than software and service companies. Among hardware, Dolby Laboratories Inc., which develops audio products and technologies, posted the best return. Dolby has been exceeding quarterly earnings estimates for two years as there have been strong share gains in consumer products like PCs, HDTVs and DVD players. Thanks largely to the gain by Cypress Semiconductor Corp., the semiconductor segment was even stronger than our hardware holdings. Cypress posted robust sales growth and margin gains as new products have been ramping faster than anticipated. Rising oil prices overcame consumer confidence as the year wore on and consumer discretionary stocks posted the strategy's sharpest decline. The widening credit crisis and the relentless climb in oil prices finally succeeded in putting the brakes on consumer spending, and weakness was pervasive in all segments of the sector. Going into 2008, we continue to favor traditional growth sectors including information technology and industrials, still the greatest weights in the strategy. We also believe there will be further opportunities in the energy sector. While asset quality problems are being addressed by the banks, we will continue to tilt the strategy's financial sector exposure toward insurance and more diversified financials, but will watch the banks for a potential return to growth later this year.

The discussion above covers Portfolio activity from April 1, 2007 to December 31, 2007. Cadence Capital Management began sub-advising this Portfolio, previously sub-advised by Franklin, on April 1, 2007, and

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2007

the Portfolio's name was changed from Roszel/Franklin Mid Cap Growth Portfolio to Roszel/Cadence Mid Cap Growth Portfolio.

Prior to the change, from January 1, 2007 through March 31, 2007, the Portfolio returned 6.51%. This compares to a 3.96% advance in the Russell Midcap Growth Index, the Portfolio's benchmark. The biggest positive contributors to relative performance were holdings in the technology and health care sectors, with Hyperion Solutions and Cognizant Technology being the most significant contributors. The financial sector was a modest drag on performance, with a loss on Doral Financial having the biggest negative impact.

The preceding commentary was prepared by the Portfolio's sub-adviser, Cadence Capital Management LLC, with the exception of the discussion of performance from January 1, 2007 through March 31, 2007, which was prepared by Roszel Advisors, LLC.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Cadence Mid Cap Growth Portfolio§	22.58%	10.96%
S&P 500 Index	5.49%	9.42%
Russell Midcap Growth Index	11.43%	14.04%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  §  On April 1, 2007 Cadence Capital Management assumed responsibility for subadvising this portfolio and the name was changed from Roszel/Franklin Mid Cap Growth Portfolio to Roszel/Cadence Mid Cap Growth Portfolio.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Activision, Inc.	1.8%
AGCO Corp.	1.8
First Solar, Inc.	1.7
Mosaic Co. (The)	1.7
Gamestop Corp. (Class A)	1.6
Cypress Semiconductor Corp.	1.6
Foster Wheeler Ltd.	1.6
SPX Corp.	1.6
Noble Energy, Inc.	1.5
Hess Corp.	1.5
Total	16.4%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

Holdings by Sector	Percentage of Net Assets
Industrials	24.1%
Information Technology	23.6
Energy	11.1
Financials	10.3
Health Care	9.4
Consumer Staples	9.3
Consumer Discretionary	9.0
Materials	7.1
Utilities	2.4
Other#	(6.3)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—106.3%
Consumer Discretionary—9.0%
Diversified Consumer Services—1.4%
Apollo Group, Inc. (Class A) *	430	$30,165
Hotels, Restaurants & Leisure—1.4%
Yum! Brands, Inc.	770	29,468
Internet & Catalog Retail—1.2%
Expedia, Inc. *	830	26,245
Leisure Equipment & Products—1.2%
Hasbro, Inc.	990	25,324
Specialty Retail—3.8%
Gamestop Corp. (Class A) *	570	35,403
Tiffany & Co.	520	23,935
TJX Cos., Inc.	800	22,984
		82,322
Total Consumer Discretionary		193,524
Consumer Staples—9.3%
Beverages—2.7%
Molson Coors Brewing Co. (Class B)	580	29,939
Pepsi Bottling Group, Inc.	710	28,017
		57,956
Food & Staples Retailing—1.1%
BJ'S Wholesale Club, Inc. *	710	24,019
Food Products—1.5%
Bunge Ltd.	270	31,431
Household Products—2.6%
Church & Dwight Co., Inc.	510	27,576
Energizer Holdings, Inc. *	250	28,032
		55,608
Tobacco—1.4%
UST, Inc.	550	30,140
Total Consumer Staples		199,154
Energy—11.1%
Energy Equipment & Services—5.4%
Cameron International Corp. *	600	28,878
FMC Technologies, Inc. *	510	28,917
National Oilwell Varco, Inc. *	400	29,384
Noble Corp.	510	28,820
		115,999
Oil, Gas & Consumable Fuels—5.7%
Frontier Oil Corp.	640	25,971
Hess Corp.	330	33,284
Noble Energy, Inc.	420	33,398
St. Mary Land & Exploration Co.	750	28,958
		121,611
Total Energy		237,610

	Shares	Value
Financials—10.3%
Capital Markets—3.8%
Affiliated Managers Group, Inc. *	220	$25,841
Janus Capital Group, Inc.	790	25,952
MF Global Ltd. *	970	30,526
		82,319
Diversified Financial Services—1.5%
Nasdaq Stock Market, Inc. (The) *	660	32,663
Insurance—5.0%
Arch Capital Group Ltd. *	380	26,733
PartnerRe Ltd.	340	28,060
Philadelphia Consolidated Holding Corp. *	630	24,791
Unum Group	1,170	27,834
		107,418
Total Financials		222,400
Health Care—9.4%
Biotechnology—1.5%
Millennium Pharmaceuticals, Inc. *	2,110	31,608
Health Care Equipment & Supplies—2.7%
Hologic, Inc. *	430	29,515
Hospira, Inc. *	660	28,143
		57,658
Health Care Providers & Services—2.6%
Cigna Corp.	510	27,402
Express Scripts, Inc. *	410	29,930
		57,332
Life Sciences Tools & Services—2.6%
Applera Corp.-Applied Biosystems Group	800	27,136
Invitrogen Corp. *	310	28,957
		56,093
Total Health Care		202,691
Industrials—24.1%
Aerospace & Defense—5.4%
Alliant Techsystems, Inc. *	270	30,715
Goodrich Corp.	440	31,068
Precision Castparts Corp.	210	29,127
Rockwell Collins, Inc.	350	25,190
		116,100
Construction & Engineering—4.1%
Fluor Corp.	200	29,144
Foster Wheeler Ltd. *	220	34,105
Quanta Services, Inc. *	930	24,403
		87,652
Electrical Equipment—4.3%
Ametek, Inc.	590	27,635
First Solar, Inc. *	140	37,399
Thomas & Betts Corp. *	570	27,953
		92,987
Industrial Conglomerates—1.5%
Textron, Inc.	460	32,798

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Machinery—8.8%
AGCO Corp. *	560	$38,069
Cummins, Inc.	210	26,748
Flowserve Corp.	300	28,860
Harsco Corp.	490	31,394
Manitowoc Co., Inc. (The)	590	28,810
SPX Corp.	330	33,940
		187,821
Total Industrials		517,358
Information Technology—23.6%
Communications Equipment—2.4%
Ciena Corp. *	630	21,490
Juniper Networks, Inc. *	890	29,548
		51,038
Computers & Peripherals—2.6%
NCR Corp. *	1,020	25,602
Western Digital Corp. *	1,000	30,210
		55,812
Electronic Equipment & Instruments—5.2%
Amphenol Corp. (Class A)	660	30,604
Avnet, Inc. *	810	28,326
Dolby Laboratories, Inc. (Class A) *	520	25,854
Mettler Toledo International, Inc. *	240	27,312
		112,096
IT Services—3.6%
Cognizant Technology Solutions Corp., (Class A) *	740	25,116
NeuStar, Inc. (Class A) *	830	23,804
Total System Services, Inc.	990	27,720
		76,640
Office Electronics—1.3%
Xerox Corp.	1,720	27,847
Semiconductors & Semiconductor Equipment—4.3%
Cypress Semiconductor Corp. *	980	35,309
MEMC Electronic Materials, Inc. *	340	30,087
Nvidia Corp.*	830	28,237
		93,633
Software—4.2%
Activision, Inc. *	1,310	38,907
Factset Research Systems, Inc.	390	21,723
McAfee, Inc. *	790	29,625
		90,255
Total Information Technology		507,321
Materials—7.1%
Chemicals—5.6%
Celanese Corp. (Class A)	770	32,586
FMC Corp.	560	30,548
Lubrizol Corp.	390	21,122
Mosaic Co. (The) *	390	36,793
		121,049
Containers & Packaging—1.5%
Owens-Illinois, Inc. *	640	31,680
Total Materials		152,729

	Shares	Value
Utilities—2.4%
Gas Utilities—1.4%
Energen Corp.	460	$29,546
Independent Power Producers & Energy Traders—1.0%
Mirant Corp. *	560	21,829
Total Utilities		51,375
Total Common Stocks (Cost—$1,991,601)		2,284,162
	Principal Amount
Short-Term Securities—4.4%
Repurchase Agreement **—4.4%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 1/02/08, total to be received $94,567 (Cost—$94,544)	$94,544	94,544
Total Investments—110.7% (Cost $2,086,145)		2,378,706
Liabilities in Excess of Other Assets—(10.7)%		(230,569)
Net Assets—100.0%		$2,148,137

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The U.S. stock market proved to be very volatile during the year 2007. The first half of the year was an excellent period for stocks, fueled by the injection of global liquidity and corporate earnings that exceeded most analyst expectations. However, the equity markets declined through the end of the year, as concerns for increased delinquencies/defaults in the mortgage industry and a deteriorating U.S. housing market came to fruition. Recurring liquidity problems in the credit markets resulted in further tightening in November. Given year-end funding requirements and heightened risk aversion, many financial institutions have become reluctant to lend, thus constraining liquidity in the financial markets. In response, the U.S. Federal Reserve ("Fed") lowered both the Fed Funds and the discount rate by 25 basis points at its December meeting. This was a disappointment to the equity market and the Dow plunged following the announcement. In this difficult period, the value-oriented Russell indices posted negative returns across the capitalization spectrum while growth-oriented indices posted positive returns. Large cap stocks outperformed their small cap counterparts during this time of increasing risk premiums. The issues in the credit markets, combined with the outlook for a slowing consumer and economy, have raised the risk of little or no growth in U.S. corporate earnings in 2008. Additionally, recent inflation reports have not been favorable, further raising investor concern about the equity market's prospects. While the equity markets are likely to face continuing challenges, the prospect of further interest rate reductions may help to stabilize the investment environment. Additional rate cuts by the Fed may also result in a reassertion of small cap stocks leading large cap.

Factors Affecting the Portfolio's Performance

The Portfolio posted a negative return for the twelve month period ending December 31, 2007, but significantly outperformed its benchmark, the Russell 2000 Value Index. The Portfolio benefited from economic selection during the period, including an overweight position in the outperforming material and processing sector and an underweight position in the finance sector. The top contributors to the Portfolio's performance included Denbury Resources, Fossil, General Cable, and Kennametal. Denbury specializes in extracting oil from retired wells (brown fields) through CO2 injection and has a unique competitive advantage over its rivals due to its ownership and control of the primary natural source of CO2 in the Gulf Region. The company benefited from record high crude oil pricing and solid operating performance during the year. Denbury has several avenues for continued success through potential asset sales, new agreements for CO2 sources, and the purchases of additional retired/brown oil fields for future development. Shares of watch designer, manufacturer, and retailer, Fossil appreciated during the year as performance benefited from strong revenue and margin growth from its international operations. General Cable, a leading manufacturer of cable for electric utility, communications and industrial markets, experienced continued organic growth, benefiting from strong sales and demand among its end markets. Kennametal specializes in developing and manufacturing metalworking and metal cutting tools. Investors have found the stock attractive as management has shown its ability to expand and improve its portfolio of businesses, through both acquisitions and organic growth, while also improving cost controls. The company has been successfully focusing on improving its capital returns through decreasing its tax rate and operating expenses, and expanding its top-line market growth potential through new product introductions and increased product penetration of its existing customer base.

The Portfolio's largest detractors during the period included Griffon, Franklin Bank, RAIT Financial Trust and AbitibiBowater. Griffon is currently trading at a significant discount to its Enterprise Value/Sum-of-the parts values and has begun cost-cutting measures to increase margins in its core business segments. Finance stocks, particularly anything mortgage or housing related, including Franklin and RAIT Financial, experienced extraordinary dislocation during the year. Shares of AbitibiBowater, also decreased during the period reflecting the sharp appreciation of the Canadian dollar and weaker newsprint pricing as competitors await the positive impact of capacity rationalization by this newly merged company.

The preceding commentary was prepared by the Portfolio's sub-adviser, NWQ Investment Management Company LLC.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2007
	One Year	Since Inception†
Roszel/NWQ Small Cap Value Portfolio	(5.49)%	12.92%
S&P 500 Index	5.49%	9.42%
Russell 2000 Value Index	(9.78)%	10.36%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
WD-40 Co.	3.5%
Marten Transport Ltd.	3.2
Warren Resources, Inc.	3.2
Wausau Paper Corp.	3.1
Griffon Corp.	3.0
Sappi Ltd., ADR	2.9
Sauer-Danfoss, Inc.	2.9
Community Health Systems, Inc.	2.9
Mattson Technology, Inc.	2.8
Casey's General Stores, Inc.	2.8
Total	30.3%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Industrials	23.9%
Materials	13.9
Consumer Discretionary	11.6
Information Technology	11.4
Energy	11.0
Consumer Staples	10.7
Financials	3.9
Health Care	2.8
Other#	10.8
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—89.2%
Consumer Discretionary—11.6%
Auto Components—2.9%
Sauer-Danfoss, Inc.	3,850	$96,442
Hotels, Restaurants & Leisure—2.6%
Bob Evans Farms, Inc.	3,200	86,176
Household Durables—1.9%
Hooker Furniture Corp.	3,200	64,320
Specialty Retail—2.9%
Golfsmith International Holdings, Inc. *	6,209	23,905
Pacific Sunwear Of California *	5,300	74,783
		98,688
Textiles, Apparel & Luxury Goods—1.3%
Fossil, Inc. *	1,050	44,079
Total Consumer Discretionary		389,705
Consumer Staples—10.7%
Food & Staples Retailing—2.8%
Casey's General Stores, Inc.	3,150	93,272
Food Products—4.4%
Del Monte Foods Co.	8,700	82,302
Smithfield Foods, Inc. *	2,284	66,053
		148,355
Household Products—3.5%
WD-40 Co.	3,050	115,808
Total Consumer Staples		357,435
Energy—11.0%
Energy Equipment & Services—1.9%
Acergy SA, ADR	2,827	62,109
Oil, Gas & Consumable Fuels—9.1%
Approach Resources, Inc. *	3,600	46,296
Bill Barrett Corp.*	1,900	79,553
Denbury Resources, Inc.*	1,800	53,550
Range Resources Corp.	400	20,544
Warren Resources, Inc. *	7,500	105,975
		305,918
Total Energy		368,027
Financials—3.9%
Commercial Banks—1.8%
Bancorp, Inc.*	4,500	60,570
Insurance—1.0%
PMA Capital Corp. (Class A) *	3,900	32,058
Real Estate Investment Trusts (REITs)—1.1%
Alesco Financial, Inc. REIT	11,300	37,064
Total Financials		129,692
Health Care—2.8%
Health Care Providers & Services—2.8%
Community Health Systems, Inc. *	2,600	95,836

	Shares	Value
Industrials—23.9%
Building Products—5.6%
Gibraltar Industries, Inc.	5,650	$87,123
Griffon Corp. *	8,071	100,484
		187,607
Electrical Equipment—5.7%
Acuity Brands, Inc.	950	42,750
Belden, Inc.	2,050	91,225
General Cable Corp. *	800	58,624
		192,599
Machinery—9.4%
Albany International Corp.	2,400	89,040
Kadant, Inc.*	1,500	44,505
Kennametal, Inc.	1,600	60,576
Lincoln Electric Holdings, Inc.	850	60,503
RBC Bearings, Inc.*	1,350	58,671
		313,295
Road & Rail—3.2%
Marten Transport Ltd. *	7,650	106,717
Total Industrials		800,218
Information Technology—11.4%
Communications Equipment—2.5%
CommScope, Inc. *	1,700	83,657
Computers & Peripherals—1.9%
Quantum Corp. *	23,250	62,543
Electronic Equipment & Instruments—2.0%
Keithley Instruments, Inc.	6,850	66,308
Semiconductors & Semiconductor Equipment—5.0%
Mattson Technology, Inc. *	11,100	95,016
Standard Micosystems Corp. *	1,900	74,233
		169,249
Total Information Technology		381,757
Materials—13.9%
Containers & Packaging—1.5%
Smurfit-Stone Container Corp. *	4,970	52,483
Metals & Mining—1.4%
Century Aluminum Co. *	850	45,849
Paper & Forest Products—11.0%
AbitibiBowater, Inc.	2,912	60,016
Buckeye Technologies, Inc. *	1,100	13,750
Glatfelter	6,050	92,626
Sappi Ltd., ADR	6,850	98,777
Wausau Paper Corp.	11,534	103,691
		368,860
Total Materials		467,192
Total Common Stocks (Cost—$3,019,315)		2,989,862

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—3.2%
Repurchase Agreements**—3.2%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 01/02/08, total to be received $107,055 (Cost—$107,029)	$107,029	$107,029
Total Investments—92.4% (Cost $3,126,344)		3,096,891
Other Assets Less Liabilities—7.6%		253,260
Net Assets—100.0%		$3,350,151

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The past year has been volatile for the financial markets. Early gains were wiped away as fears over problems in the sub-prime mortgage market arose. This was a common theme throughout the year as the market rallied only to see an ensuing correction. When the Federal Reserve lowered interest rates for the first time in September, the stock market reached new all-time highs. Unfortunately, the positive impact from this move was not long lasting and the market saw its worst quarter at the end of the year as fears of a possible recession grew. Despite a difficult fourth quarter, both the S&P 500 and the Dow Jones Industrial Average finished in positive territory for the year. Large capitalization stocks generally outperformed smaller stocks and growth-oriented indices performed substantially better than value-oriented ones. The performance differential between growth and value indices is particularly noteworthy for the full year of 2007 as the Russell 2500 Growth index was up over 9% for the year while the Russell 2500 Value Index was down over 7% for the year (source: Russell).

As we enter 2008, worries still remain as to whether the overall economy will be able to sustain its current growth. Rising energy costs and falling housing prices are both headwinds that consumer spending faces. We have reduced our weighting in consumer-oriented names as a result of these concerns while redeploying the proceeds largely in areas that are not as directly exposed to these factors. As evidenced by the large disparity in performance between growth-oriented and value-oriented stocks during the past year, we believe investors are still willing to invest in companies that potentially have the ability to grow earnings and sales in the current environment. We will continue to place our focus on seeking to find and retain companies with these characteristics.

Factors Affecting the Portfolio's Performance

The Portfolio rose over the past 12-month period with performance that was better than its benchmark, the Russell 2500 Growth Index. Outperforming the benchmark was a result of strong stock selection, led by strength in the basic industries/capital goods, consumer non-durables and healthcare sectors. Positive stock selection for the period was able to overcome unfavorable sector allocation. An overweight position in consumer non-durables combined with an underweight position in basic industry/capital goods caused sector allocation to be a hindrance to performance for the year.

The biggest individual contributor to performance was United Therapeutics Corp. The biotech company was up significantly. Most of these gains were late in the year after introducing positive data on a late-stage trial for its pulmonary arterial hypertension drug. Another positive contributor to performance was Bucyrus International Inc. The mining equipment company rose due to strong earnings growth combined with a favorable acquisition they completed during the year. Adding UAP Holding Corp. to the Portfolio during the year had a positive impact on performance. The distributor of agriculture products benefited from the increased demand for corn due to the increasing supply of corn based ethanol. During the year they agreed to be acquired for a significant premium. We exited this position shortly after this announcement.

The biggest detractor to performance for the year was Coach Inc. The stock took its biggest hit in the fourth quarter. Despite posting stronger than expected earnings, a cautious outlook by management and investors' concerns about consumer spending sent the stock lower. We decided to exit this position soon after these results. Content delivery company, Akamai Technologies Inc., also negatively impacted performance. It fell due to investor concerns over its ability to maintain pricing power in an increasingly competitive landscape. Due to these developments, we decided to exit this position as well.

The preceding commentary was prepared by the Portfolio's sub-adviser, Delaware Management Company.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2007
	One Year	Since Inception†
Roszel/Delaware Small-Mid Cap Growth Portfolio	13.39%	8.56%
S&P 500 Index	5.49%	9.42%
Russell 2500 Growth Index	9.69%	12.99%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
United Therapeutics Corp.	3.4%
Bucyrus International, Inc.	3.2
Cepheid, Inc.	2.8
Nuance Communications, Inc.	2.5
Dick's Sporting Goods, Inc. *	2.4
Coach, Inc.	2.2
Silicon Laboratories, Inc.	2.2
Salesforce.com, Inc. *	2.1
Waddell & Reed Financial, Inc.	2.1
UAP Holding Corp.	2.1
Total	25.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	26.8%
Industrials	20.4
Health Care	19.1
Consumer Discretionary	14.9
Financials	9.0
Energy	5.9
Materials	1.5
Consumer Staples	1.1
Other#	1.3
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—98.7%
Consumer Discretionary—14.9%
Hotels, Restaurants & Leisure—3.9%
Sonic Corp. *	900	$19,710
Texas Roadhouse, Inc. (Class A) *	2,400	26,544
Wynn Resorts Ltd.	300	33,639
		79,893
Internet & Catalog Retail—1.1%
Shutterfly, Inc.*	900	23,058
Specialty Retail—5.1%
Dick's Sporting Goods, Inc.*	1,800	49,968
J. Crew Group, Inc. *	700	33,747
Zumiez, Inc.*	800	19,488
		103,203
Textiles, Apparel & Luxury Goods—4.8%
Coach, Inc. *	1,500	45,870
CROCS, Inc. *	600	22,086
Under Armour, Inc. (Class A) *	700	30,569
		98,525
Total Consumer Discretionary		304,679
Consumer Staples—1.1%
Personal Products—1.1%
Bare Escentuals, Inc. *	900	21,825
Energy—5.9%
Energy Equipment & Services—5.9%
CARBO Ceramics, Inc.	550	20,460
CIE Generale De Geophysique (ADR) *	506	28,361
Core Laboratories NV *	200	24,944
Helix Energy Solutions Group, Inc. *	700	29,050
North American Energy Partners, Inc. *	1,300	17,615
Total Energy		120,430
Financials—9.0%
Capital Markets—4.0%
Investment Technology Group, Inc. *	800	38,072
Waddell & Reed Financial, Inc.	1,200	43,308
		81,380
Commercial Banks—1.7%
City National Corp.	100	5,955
Webster Financial Corp.	400	12,788
Whitney Holding Corp.	600	15,690
		34,433
Diversified Financial Services—1.2%
Nasdaq Stock Market, Inc. (The) *	500	24,745
Insurance—2.1%
Delphi Financial Group	700	24,696
Hanover Insurance Group, Inc. (The)	400	18,320
		43,016
Total Financials		183,574

	Shares	Value
Health Care—19.1%
Biotechnology—9.3%
Cepheid, Inc. *	2,200	$57,970
Cubist Pharmaceuticals, Inc. *	600	12,306
Lifecell Corp. *	800	34,488
PDL Biopharma, Inc. *	900	15,768
United Therapeutics Corp. *	700	68,355
		188,887
Health Care Equipment & Supplies—6.3%
Align Technology, Inc. *	1,600	26,688
Conceptus, Inc. *	1,300	25,012
Hologic, Inc. *	300	20,592
Immucor, Inc. *	700	23,793
Wright Medical Group, Inc. *	1,100	32,087
		128,172
Health Care Providers & Services—1.4%
Emergency Medical Services Corp. *	1,000	29,280
Health Care Technology—1.2%
Trizetto Group, Inc. *	1,400	24,318
Pharmaceuticals—0.9%
APP Pharmaceuticals, Inc. *	1,900	19,513
Total Health Care		390,170
Industrials—20.4%
Aerospace & Defense—1.4%
Hexcel Corp. *	1,200	29,136
Commercial Services & Supplies—8.6%
Advisory Board Co. (The) *	600	38,514
Cenveo, Inc. *	1,900	33,193
EnergySolutions, Inc. *	900	24,291
Geo Group, Inc. (The) *	1,100	30,800
Monster Worldwide, Inc. *	700	22,680
Teletech Holdings, Inc. *	1,200	25,524
		175,002
Machinery—5.8%
Bucyrus International, Inc.	650	64,604
Middleby Corp. *	500	38,310
Trinity Industries, Inc.	600	16,656
		119,570
Road & Rail—1.1%
J.B. Hunt Transport Services, Inc.	800	22,040
Trading Companies & Distributors—3.5%
MSC Industrial Direct Co.	700	28,329
UAP Holding Corp.	1,100	42,460
		70,789
Total Industrials		416,537

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Information Technology—26.8%
Communications Equipment—4.8%
F5 Networks, Inc. *	1,200	$34,224
Foundry Networks, Inc. *	2,400	42,048
Polycom, Inc. *	800	22,224
		98,496
Electronic Equipment & Instruments—3.6%
Itron, Inc. *	400	38,388
Mettler Toledo International, Inc. *	300	34,140
		72,528
Internet Software & Services—4.6%
Akamai Technologies, Inc. *	900	31,140
Equinix, Inc. *	400	40,428
Omniture, Inc.*	700	23,303
		94,871
Semiconductors & Semiconductor Equipment—5.4%
Atheros Communications, Inc. *	1,100	33,594
Microsemi Corp.*	1,400	30,996
Silicon Laboratories, Inc.*	1,200	44,916
		109,506
Software—8.4%
Informatica Corp. *	1,900	34,238
Nuance Communications, Inc.*	2,700	50,436
Salesforce.com, Inc. *	700	43,883
Solera Holdings, Inc. *	1,700	42,126
		170,683
Total Information Technology		546,084
Materials—1.5%
Metals & Mining—1.5%
Carpenter Technology Corp.	400	30,068
Total Common Stocks (Cost—$1,588,172)		2,013,367

	Principal Amount	Value
Short-Term Securities—4.9%
Repurchase Agreements **—4.9%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 1/02/08, total to be received $98,692 (Cost—$98,668)	$98,668	$98,668
Total Investments 103.6% (Cost $1,686,840)		2,112,035
Liabilities in Excess of Other Assets—(3.6)%		(72,781)
Net Assets—100.0%		$2,039,254

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

International equity markets continued to rise in 2007 in U.S. dollar terms, but the rise was more volatile and many trends in place in recent years reversed. After an extended period of easily available credit, increasing defaults among subprime U.S. mortgages led to a sharp rise in the yield spreads above Treasurys among a wide variety of debt instruments, including the LIBOR rates at which banks makes loans to one another. Throughout the year, the market grappled with intensifying credit problems on the one hand and continued robust global growth and the efforts of central banks to stabilize credit markets on the other. This led to a volatile market with sharp swings in market sentiment. Financial stocks were particularly hard hit in the decline, based on concerns that they would suffer losses in their investment portfolios and reduced fee income due to a slowdown in new security issuance. In addition, investment banks that had extended financing to fund recent mergers faced losses due to their inability to resell the loans profitably in a more risk-adverse environment. More cyclical areas of the market, such as materials, industrials and energy, outperformed during the year, as investors expect emerging economies to continue to grow strongly even if weakness in the U.S. housing market leads to a significant economic slowdown in the United States. In addition, the aggressive cut in interest rates triggered fears that easier monetary policy could cause an upturn in inflation, increasing the attractiveness of hard assets such as commodities. The telecom services and consumer staples sectors also outperformed during the period, as investors sought defensive characteristics amid an uncertain economic outlook. Conversely, financial stocks underperformed, and consumer discretionary stocks were weak, due to the negative impact of declining housing prices on consumer confidence.

Factors Affecting Portfolio Performance

For the year ended December 31, 2007, the Portfolio trailed its benchmark, the MSCI EAFE Index. During the year, stock selection in the consumer staples sector aided performance, as shares of Nestle and Unilever rose due to continued margin improvement at both companies. The Portfolio's tobacco holdings, such as Imperial Tobacco and British American Tobacco, also posted gains due to industry consolidation. Stock selection in consumer discretionary was helped by gains in Adidas whose rebound was driven by margin improvement and cost synergies from the integration of Reebok. In addition, order backlog was strong which bodes well for future sales. Gains in Daimler following the company's decision to sell its Chrysler division also helped returns. Conversely, performance was hurt by the Portfolio's lack of exposure to mining companies, which continued to rise amid resilient commodity prices and expectations of continued strong growth in the commodity-intensive emerging markets. We believe these shares continue to discount an extended period of commodity prices well above historical norms. Stock selection in the financials sector also detracted from performance, as Japanese holdings, such as Mitsubishi UFJ Financial, Sumitomo Mitsui Financial and Nomura, declined. Turmoil in the global credit markets may deter the Bank of Japan from raising interest rates, limiting the potential for these companies to increase their net interest income. However, we believe their profitability has already improved dramatically, as the Japanese economy emerges from extended weakness, and that this profitability improvement should persist as the economy continues to normalize.

As investors began to question the sustainability of economic growth during the last six months, many market trends reversed, with larger stocks outperforming small-cap stocks and more consistently profitable companies outperforming deeper cyclicals. We believe this reversal has further to go and that the Portfolio is well positioned for such an environment, as the valuations of high-quality, more consistently profitable companies remain attractive despite their recent outperformance.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lazard Asset Management LLC.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Lazard International Portfolio	8.09%	12.71%
MSCI EAFE Index	11.63%	16.53%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Nestle SA, ADR (Registered)	4.3%
Suez SA, ADR	4.0
Novartis AG, ADR	3.9
Siemens AG, ADR	3.8
Unilever plc, ADR	3.7
Singapore Telecommunications Ltd., ADR	3.7
Roche Holding AG, ADR	3.6
Royal Dutch Shell plc, ADR	3.4
Vodafone Group plc, ADR	3.3
Total SA, ADR	3.3
Total	37.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

Holdings by Sector	Percentage of Net Assets
Financial Services	28.5%
Consumer Staples	19.7
Information Technology	8.7
Health Care	8.4
Energy	7.7
Telecommunication Services	7.5
Consumer Discretionary	6.6
Utilities	4.7
Materials	4.2
Industrials	3.1
Other#	0.9
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—99.1%
Finland—2.3%
Nokia OYJ, ADR	2,605	$100,006
France—12.7%
AXA SA, ADR	1,700	67,507
Groupe Danone, ADR	4,075	73,554
Sanofi-Aventis SA, ADR	2,030	92,426
Suez SA, ADR	2,530	173,305
Total SA, ADR	1,750	144,550
		551,342
Germany—10.4%
Adidas AG, ADR	1,410	52,452
Allianz SE, ADR	2,250	47,813
DaimlerChrysler AG	1,030	98,499
E.ON AG, ADR	1,254	88,219
Siemens AG, ADR	1,040	163,654
		450,637
Ireland—1.8%
CRH plc, ADR	2,200	76,736
Italy—4.3%
ENI S.p.A., ADR	1,270	91,986
Intesa Sanpaolo S.p.A., ADR	2,031	95,782
		187,768
Japan—7.6%
Canon, Inc., ADR	2,230	102,201
Hoya Corp., ADR	1,200	37,560
Nissan Motor Co. Ltd., ADR	3,050	66,246
Nomura Holdings, Inc., ADR	4,050	67,837
Sumitomo Mitsui Financial Group, Inc., ADR	7,600	55,328
		329,172
Netherlands—7.6%
Heineken NV, ADR	2,950	94,252
Royal Dutch Shell plc, ADR	1,740	146,508
TNT N.V., ADR	2,190	89,790
		330,550
Singapore—4.7%
DBS Group Holdings Ltd., ADR	775	44,253
Singapore Telecommunications Ltd., ADR	5,920	161,024
		205,277
Spain—1.1%
Banco Santander SA, ADR	2,310	49,757
Sweden—1.9%
Telefonaktiebolaget LM Ericsson, ADR	3,550	82,893
Switzerland—18.4%
Credit Suisse Group, ADR	1,400	84,140
Nestle SA, ADR (Registered)	1,615	184,917
Novartis AG, ADR	3,150	171,076
Roche Holding AG, ADR	1,814	154,916
UBS AG	1,550	71,300
Zurich Financial Services AG, ADR	4,590	133,799
		800,148

	Shares	Value
United Kingdom—26.3%
BP plc, ADR	1,935	$141,584
British American Tobacco plc, ADR	1,255	98,593
Cadbury Schweppes plc, ADR	920	45,420
Diageo plc, ADR	1,520	130,462
GlaxoSmithKline plc, ADR	1,660	83,648
HSBC Holdings plc, ADR	523	43,780
Imperial Tobacco Group plc, ADR	475	50,958
Lloyds TSB Group plc, ADR	1,525	57,416
Prudential plc, ADR	4,755	136,183
Tesco plc, ADR	1,640	46,002
Unilever plc, ADR	4,350	162,777
Vodafone Group plc, ADR	3,890	145,175
		1,141,998
Total Common Stocks (Cost—$3,461,380)		4,306,284
	Principal Amount
Short-Term Securities—1.3%
Repurchase Agreement **—1.3%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 1/02/08, total to be received $54,671 (Cost—$54,658)	$54,658	54,658
Total Investments—100.4% (Cost—$3,516,038)		4,360,942
Liabilities in Excess of Other Assets—(0.4)%		(16,877)
Net Assets—100.0%		$4,344,065

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

International equities returned 11.6% for the 12-month period ended December 31, 2007. Among the major markets, only Japan posted a loss (-4.1%). The Asia-Pacific region ended the year up over 30%. Continental Europe also closed the year with a 17.5% gain. The emerging markets were up over 39%, outpacing their developed market counterparts due to the relative weakness of the US dollar; EAFE local currency returns were only 4.0% for the 12 months.

The sub-prime mortgage market and implications of a U.S. economic slowdown dominated investors' attention in the second half of the year. Inflation and the direction of interest rates was a significant global concern, as central banks weighed inflationary concerns (due to higher oil and commodity prices) against the desire to shore up growth in the face of the stretched global financial system.

Although risk continued to be rewarded in the early part of 2007, recent credit market turmoil appeared to have tempered investors' risk appetite. In this environment, we continue to focus on high-quality names with strong balance sheets and long-term profit potential, with the Portfolio holding up better than the benchmark during the fourth quarter.

Factors Affecting Portfolio Performance

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the 12-month period ended December 31, 2007. At the regional level, Europe ex-U.K. and Pacific ex-Japan dragged on performance, while the emerging markets and Japan contributed. Sector-wise, financials and consumer staples hurt returns, while energy and materials aided performance.

From a stock-specific standpoint, Wolseley, a U.K. distributor of plumbing and heating equipment, hurt performance, as its U.S. division was hit by housing woes. The company derives over half of its revenues from the U.S. There are also concerns that ongoing rate hikes in the U.K. will be detrimental to the company, as its debt levels jumped following last year's purchase of DT Group. More recently, the company reported its first profit decline in six years. We still believe that the company offers outstanding value in the long-term but expect the stock to continue suffering in sync with the U.S. housing market over the next few months. On a more positive note, Petrobras, a Brazilian oil and gas company, announced a series of potentially sizeable discoveries. We continue to believe that the company should deliver growth substantially ahead of its peer group and that this exploration-led growth warrants a premium valuation relative to its sector. In addition, recent discoveries of oil in sub-salt formations off the coast of Brazil will likely add significant duration to the stock's growth story, sustaining its valuation for the foreseeable future.

There were no intra-year changes to the Portfolio's strategy. Stocks were bought and sold in response to changes to our investment theses, but we remained focused on high-quality companies that possessed strong balance sheets and long-term profit potential. The Portfolio focused on bottom-up stock selection to build a diversified portfolio of international equities demonstrating attractive earnings growth prospects at reasonable valuations. We still find larger-cap names attractively valued, relative to their small- and mid-cap peers.

The preceding commentary was prepared by the Portfolio's sub-adviser, J.P. Morgan Investment Management Inc.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/JPMorgan International Equity Portfolio§	7.86%	13.87%
MSCI EAFE Index	11.63%	16.53%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  §  As of January 5, 2007 J.P. Morgan Investment Management assumed responsibility for sub-advising this portfolio and the name was changed from Roszel/William Blair International Portfolio to Roszel/JPMorgan International Equity Portfolio.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Total SA	3.8%
HSBC Holdings plc	2.8
Vodafone Group plc	2.7
ENI S.p.A	2.6
E.ON AG	2.2
Nokia OYJ	2.1
Tesco plc	2.1
Siemens AG (Registered)	2.0
Standard Chartered plc	1.9
BHP Billiton Ltd.	1.9
Total	24.1%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Financials	26.0%
Industrials	13.8
Materials	10.9
Consumer Discretionary	10.0
Energy	9.3
Health Care	8.8
Consumer Staples	7.8
Information Technology	7.1
Utilities	2.8
Telecommunication Services	2.7
Other#	0.8
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—99.2%
Australia—2.3%
BHP Billiton Ltd.	1,821	$63,659
Rio Tinto Ltd.	98	11,400
		75,059
Belgium—1.6%
Dexia SA	1,011	25,384
Fortis	983	25,808
		51,192
Brazil—3.1%
Cia Vale do Rio Doce, ADR	1,640	53,579
Petroleo Brasileiro SA, ADR	437	50,360
		103,939
Egypt—0.3%
Orascom Construction Industries (GDR)	41	8,506
Finland—2.1%
Nokia OYJ	1,775	68,191
France—14.6%
Accor SA	351	28,059
AXA SA	1,517	60,481
BNP Paribas	515	55,878
Cie de Saint-Gobain	385	36,282
Imerys SA	329	27,088
Lafarge SA	285	51,752
Pernod-Ricard SA	200	46,156
Sanofi-Aventis	583	53,368
Total SA	1,508	124,863
		483,927
Germany—7.9%
Deutsche Post AG	1,079	37,049
E.ON AG	346	73,557
Linde AG	285	37,763
SAP AG	641	32,995
Siemens AG (Registered)	412	65,509
Symrise AG *	550	15,511
		262,384
Greece—0.6%
Piraeus Bank SA	527	20,499
Hong Kong—1.1%
Esprit Holdings Ltd.	2,400	35,341
Italy—5.0%
ENI S.p.A	2,338	85,328
Intesa Sanpaolo S.p.A.	4,710	37,066
UniCredito Italiano S.p.A.	5,133	42,221
		164,615
Japan—19.0%
Astellas Pharma, Inc.	900	39,033
Canon, Inc.	700	32,037
Daikin Industries Ltd.	600	33,466
East Japan Railway Co.	3	24,677

	Shares	Value
Hirose Electric Co., Ltd.	100	$11,476
Honda Motor Co., Ltd.	1,000	33,035
Japan Tobacco, Inc.	3	17,738
Komatsu Ltd.	600	16,091
Mitsubishi Corp.	1,800	48,716
Mitsubishi UFJ Financial Group, Inc.	4,000	37,720
Mitsui Fudosan Co., Ltd.	1,000	21,566
Mizuho Financial Group, Inc.	4	19,054
Nidec Corp.	500	36,126
Nissan Motor Co., Ltd.	2,400	26,195
Nitto Denko Corp.	400	21,023
Nomura Holdings, Inc.	1,500	25,132
Seven & I Holdings Co., Ltd.	600	17,431
Shin-Etsu Chemical Co., Ltd.	500	31,096
SMC Corp.	200	23,793
Sony Corp.	900	49,034
Sumitomo Corp.	2,600	36,378
Sumitomo Mitsui Financial Group, Inc.	4	29,601
		630,418
Mexico—0.5%
Fomento Economico Mexicano SAB de CV, ADR	450	17,176
Netherlands—4.0%
ING Groep NV, CVA	990	38,576
Koninklijke Phillips Electronics NV	818	35,051
Reed Elsevier NV	1,615	32,050
Wolters Kluwer NV	842	27,698
		133,375
South Korea—0.9%
Samsung Electronics Co., Ltd, GDR (a)	100	29,699
Spain—1.6%
Banco Bilbao Vizcaya Argentaria SA	1,470	35,786
Inditex SA	300	18,153
		53,939
Switzerland—11.3%
ABB Ltd.	1,421	40,970
Adecco SA (Registered)	477	25,641
Holcim Ltd. (Registered)	369	39,336
Nestle SA (Registered)	138	63,368
Novartis AG (Registered)	1,044	57,094
Roche Holdings AG	324	56,008
UBS AG	1,221	56,297
Zurich Financial Services AG (Registered)	127	37,273
		375,987
Taiwan—0.7%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,408	23,984
United Kingdom—22.6%
Barclays plc	4,913	49,618
BG Group plc	2,094	48,044
British Land Co. plc REIT	859	16,108
Burberry Group plc	2,400	27,126

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Centrica plc	2,867	$20,422
GlaxoSmithKline plc	2,221	56,406
HSBC Holdings plc	5,600	94,159
ICAP plc	3,040	43,808
Kingfisher plc	4,886	14,011
Man Group plc	2,187	24,826
Rio Tinto plc	100	10,524
Smith & Nephew plc	2,682	30,770
Standard Chartered plc	1,749	63,833
Tesco plc	7,139	67,910
Vodafone Group plc	24,234	90,972
WM Morrison Supermarkets plc	4,257	27,199
Wolseley plc	1,621	23,832
WPP Group plc	3,192	40,893
		750,461
Total Common Stocks (Cost—$3,072,597)		3,288,692

	Shares	Value
Short-Term Securities—1.2%
Investment Company—1.2%
Federated Prime Obligation Fund yield of 4.87% (Cost—39,974)	39,974	$39,974
Total Investments—100.4% (Cost—$3,112,571)		3,328,666
Liabilities in Excess of Other Assets—(0.4)%		(12,469)
Net Assets—100.0%		$3,316,197

*  Non-income producing security.

(a)  Security may be offered and sold to qualified institutional buyers under rule 144A of the Securities Act of 1933. The security is exempt from registration under 144A and is considered restricted

Glossary:

ADR—American Depositary Receipt.

CVA—Dutch Certificate.

GDR—Global Depositary Receipt.

REIT—Real Estate Investment Trust.

Restricted Security
Security	Acquisition Date	Acquisition Cost	Acquisition Cost as a Percentage of Net Assets	Market Value	Market Value as a Percentage of Net Assets
Samsung Electronics Co. Ltd. (a)	01/08/2007	$31,045	0.9%	$29,699	0.9%

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The year 2007 began placidly, with no hint of the crisis to come. The economy was growing at a modest and stable course. Gross domestic product (GDP) through the end of the second quarter indicated economic growth of 3.8%. In its initial meetings, the Federal Reserve Board (the Fed) pronounced risks to be balanced, and subsequently maintained interbank lending rates at 5.25%. Inflation pressures appeared, but seemed to be in check. Job growth was good, averaging 133,000 new jobs per month, and unemployment was low, averaging 4.5% through June. Despite weakening economic data, such as a 16.6% drop in new home sales in January, investors worried little, driving risk premiums for non-Treasury assets to multiyear lows. Expectations of continuing economic strength were reflected in rising Treasury rates: the benchmark 10-year Treasury note yield posted a period high of 5.30% on June 12.

During the second half of the year, however, sentiment changed significantly. Headlines emerged indicating further weakening of the housing market. Defaults of subprime mortgage borrowers forced banks and brokerage firms to write down assets by as much as $64 billion. Price uncertainty compelled these institutions to devalue structured credit products, such as collateralized debt obligations (CDOs), that they carry on their balance sheets, and off-balance sheet assets, such as structured investment vehicles (SIVs). Markets for these securities dried up, as did lending by and to financial institutions. The result was a substantial flight to quality. Investors sought the safety of short maturity U.S. Treasury securities, steepening the yield curve between two-year notes and 30-year bonds by 150 basis points from the beginning of the year. Yields of riskier securities, such as below-investment-grade corporate debt, soared by roughly 2.5%.

In August, the Fed reacted to the credit crisis with an emergency 0.5% cut in the discount window rate, the rate it charges eligible financial institutions to borrow money. In September, October, and December the Fed followed up with additional cuts of 0.5%, 0.25%, and 0.25%, respectively, at the discount window and in the fed funds rate (the overnight lending rate between banks). More recently, Treasury Secretary Paulson and President Bush announced plans to freeze rates on more than a million adjustable-rate mortgages that were due to reset to higher rates in the next year. Finally, the Fed announced the availability of financing for some of these problematic assets in 2008.

Factors Affecting Portfolio Performance

The Portfolio underperformed the benchmark, the Merrill Lynch U.S. Government Master Bond Index, over the twelve-month period ended December 31, 2007.

As Treasury securities benefited from a flight to quality, the portfolio's underweight in the Treasury sector was a hindrance to performance. As concerns grew that accommodative monetary policy increased the risk of inflation, the portfolio maintained a position in Treasury inflation protected securities (TIPS). Our underweight in Agency bonds also detracted from performance. As we chose to focus our spread exposure on the MBS market, agency positions were reduced. The agency market outperformed marginally for the period.

Based on weakening valuations, we continue to add to the Portfolio in non-Treasury (spread) sectors. As yields relative to Treasuries for MBS increase resulting in compelling valuations, we continue to add to our existing positions. Due to the slowdown in housing and negative home price appreciation, we swapped out of lower coupon mortgages into higher coupon mortgages during the last few months of 2007.

In first half 2007, the Portfolio was positioned with less than usual exposure to spread products (non-U.S. Treasury securities) due to a conviction that at very tight spread levels, the compensation for risk was low. As the subprime crisis unfolded, spreads on non-U.S. Treasuries widened. The Portfolio's exposure to spread product, in the form of mortgage-backed securities (MBS), was held at a low level. Spread product positioning contributed to the performance of the portfolio on an absolute basis. The purchase of highly liquid MBS issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, added coupon income (yield) to the Portfolio. The higher yield helped offset price decreases arising from increased market volatility. Adding to performance was the increased position in adjustable-rate mortgages (ARMS). On balance, these holdings offered sufficient coupon income to out yield the benchmark. One of the larger exposures in the portfolio was in adjustable rate debt. The April 1st inclusion of this sub-sector in the Lehman Brothers Aggregate Bond Index improved valuations somewhat.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord Abbett & Co. LLC.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Lord Abbett Government Securities Portfolio	6.59%	4.34%
Merrill Lynch U.S. Domestic Master Bond Index	7.17%	5.28%
Merrill Lynch U.S. Government Master Bond Index	8.76%	5.07%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Federal National Mortgage Assn. 5.50% due 04/01/36	18.3%
Government National Mortgage Assn. 5.50% due 07/15/36	10.8
Federal National Mortgage Assn. 5.50% due 05/01/36	6.2
U.S. Treasury Notes 4.25% due 11/15/17	5.8
Federal Home Loan Bank System 5.13% due 08/14/13	5.8
Federal Home Loan Mortgage Corp. 5.50% due 12/01/21	4.9
U.S. Treasury Bonds 4.50% due 02/15/36	4.0
Federal Home Loan Mortgage Corp. 5.00% due 10/01/20	3.1
Federal Home Loan Mortgage Corp. 5.00% due 09/01/20	2.9
Federal Home Loan Mortgage Corp. 5.50% due 03/01/21	1.7
Total	63.5%

** Excluding short-term securities and/or cash equivalents.

Asset Mix by Issuer**	Percentage of Fixed Income Investments
U.S. Government Agencies	85.6%
U.S. Government Treasuries	14.4
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Schedule of Investments as of December 31, 2007

	S&P Rating (Unaudited)	Principal Amount	Value
U.S. Government Securities—100.5%
U.S. Government Agencies—7.3%
Federal Home Loan Bank System 5.13% due 08/14/13	AAA	$345,000	$363,658
5.50% due 08/13/14	AAA	35,000	37,724
Federal National Mortgage Assn. 4.63% due 10/15/13	AAA	60,000	61,763
			463,145
U.S. Government Agencies—Collateralized Mortgage Obligations—0.8%
Federal National Mortgage Assn.
5.02% due 05/25/08 (a)	AAA	9,302	9,269
5.31% due 03/25/09 (a)	AAA	21,075	21,095
5.70% due 10/25/08 (a)	AAA	21,142	21,195
			51,559
U.S. Government Agencies—Mortgage Backed Securities—77.9%
Federal Home Loan Mortgage Corp.
4.20% due 01/01/34 (a)	AAA	79,105	79,983
4.69% due 03/01/35 (a)	AAA	38,778	38,540
5.00% due 09/01/20	AAA	184,362	184,543
5.00% due 04/01/20	AAA	37,972	38,009
5.00% due 10/01/20	AAA	198,701	198,896
5.00% due 11/01/20	AAA	63,302	63,364
5.00% due 04/01/21	AAA	71,266	71,343
5.00% due 05/01/21	AAA	85,829	85,913
5.50% due 09/01/18	AAA	89,241	90,485
5.50% due 10/01/20	AAA	64,447	65,243
5.50% due 03/01/21	AAA	106,793	108,100
5.50% due 06/01/21	AAA	57,051	57,749
5.50% due 12/01/21	AAA	305,166	308,902
5.50% due 06/01/35	AAA	68,725	68,611
5.50% due 12/01/35	AAA	94,131	93,973
5.69% due 11/01/35 (a)	AAA	38,583	38,903
6.00% due 06/01/08	AAA	7,693	7,752
6.14% due 06/01/36 (a)	AAA	50,956	51,546
6.50% due 08/01/32	AAA	2,275	2,352
7.00% due 03/01/32	AAA	23,232	24,375
7.00% due 11/01/32	AAA	24,582	25,752
Federal National Mortgage Assn.
3.49% due 08/01/33 (a)	AAA	24,766	24,908
4.51% due 07/01/35 (a)	AAA	46,361	46,295
4.86% due 08/01/35 (a)	AAA	50,235	50,127
4.99% due 04/01/35 (a)	AAA	56,608	56,796
5.25% due 10/01/35 (a)	AAA	86,267	86,935
5.39% due 04/01/36 (a)	AAA	29,771	30,423
5.48% due 04/01/36 (a)	AAA	40,261	40,724
5.49% due 11/01/36 (a)	AAA	74,007	75,003
5.50% due 04/01/17	AAA	13,490	13,694
5.50% due 07/01/35	AAA	62,538	62,500
5.50% due 04/01/36	AAA	1,160,997	1,159,743
5.50% due 05/01/36	AAA	392,417	391,993
5.50% due 01/01/37	AAA	102,986	102,875

	S&P Rating (Unaudited)	Principal Amount	Value
5.50% due 07/01/37	AAA	$93,613	$93,507
5.51% due 04/01/36 (a)	AAA	90,135	91,231
5.71% due 02/01/37 (a)	AAA	29,157	29,609
5.74% due 10/01/36 (a)	AAA	47,232	48,069
5.89% due 11/01/34 (a)	AAA	15,921	16,020
5.94% due 05/01/36 (a)	AAA	32,838	33,510
5.96% due 12/01/36 (a)	AAA	77,952	79,660
Government National Mortgage Assn.
5.50% due 07/15/36	AAA	680,000	685,031
7.00% due 02/15/31	AAA	1,267	1,343
			4,924,330
U.S. Government Treasuries—14.5%
U.S. Treasury Bonds
4.50% due 02/15/36	AAA	250,000	251,270
4.75% due 02/15/37	AAA	57,000	59,654
U.S. Treasury STRIPS
due 02/15/36 PO	AAA	240,000	68,660
U.S. Treasury Notes
1.63% due 01/15/15 TIP	AAA	71,119	71,402
4.00% due 02/15/14	AAA	95,000	97,056
4.25% due 11/15/17	AAA	360,000	366,272
			914,314
Total U.S. Government Securities (Cost—$6,239,622)			6,353,348
Short-Term Securities—0.7%
Repurchase Agreement **—0.7%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 1/02/08, total to be received $42,242 (Cost—$42,232)		42,232	42,232
Total Investments—101.2% (Cost—$6,281,854)			6,395,580
Liabilities in Excess of Other Assets—(1.2)%			(73,822)
Net Assets—100%			$6,321,758

**  The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(a)  Floating rate security - rate disclosed is as of December 31, 2007.

Glossary:

PO—Principal only

STRIPS—Separate Trading of Registered Interest and

Principal of Securities

TIP—Treasury Inflation Protected

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

Financial market volatility, higher energy prices and ongoing adjustment in the housing sector continue to take a toll on consumer confidence. As measured by both the Conference Board and the University of Michigan, consumer confidence fell each month of the fourth quarter, and in December reached its lowest point since Hurricane Katrina struck the Gulf Coast in the fall of 2005. Despite these headwinds, however, growth of consumer spending has remained surprisingly resilient. Both retail sales and personal consumption expenditures remain strong. These results exceeded market expectations and suggest that consumer spending is growing between 2.5% and 3.0% (annualized) in the 4th quarter. (Prior to the release of this data, consumer spending was expected to grow at about a 1.5% rate.) Nevertheless, there is still some question as to whether holiday spending is masking, at least to some extent, underlying deterioration in consumer spending.

The labor market continues to expand and may help explain some of the strength in consumer spending. Non-farm payroll employment continues to be firm, and the unemployment rate has remained below the 5.0% level, once thought to be the long term natural rate of unemployment. Over the past three months non-farm payroll employment has averaged growth of 103K jobs, which is very near the gain associated with trend GDP growth and required to hold the unemployment rate steady. However, both initial and continuing unemployment insurance claims show signs of creeping higher and suggest labor market growth may be slowing.

The housing sector continues to search for a bottom. New and existing home sales have plummeted throughout the quarter. Inventories of homes for sale remain precariously elevated, and in all likelihood house prices must fall further to clear the market.

Both underlying and headline inflation were firm in November. Headline CPI is running at roughly 4.3% year-over-year and at 2.3% excluding food and energy, near the top of the Fed's target range. There are reasons to be sanguine, however. Productivity growth has rebounded and unit labor costs continue to slow. Moreover, the slowdown in economic growth should ease pressure on resource utilization.

Factors Affecting Portfolio Performance

For the year ended December 31, 2007, the Portfolio underperformed its benchmark, the Merrill Lynch U.S. Domestic Master Bond Index. Factors having a positive effect on the Portfolio included our positioning along the curve, as we tactically traded the Portfolio throughout the year. We continue to tactically trade both duration and curve positioning and are now modestly short duration with a very slight steepener. The Portfolio also benefited from an underweight, versus the index, to the corporate sector as spreads widened versus treasuries. We continue to remain slightly underweight corporates, but are looking to selectively add names as spreads on high quality corporate paper have now reached levels not seen since 2003 making relative value opportunities in the space attractive.

One of largest detractors from performance was our overweight to high-quality spread assets, particularly AAA-rated commercial mortgage-backed securities (CMBS), as well as agency mortgage pass-throughs, asset-backed securities (ABS) and other mortgage-related product. Despite their high quality, these assets suffered amid fallout from the sub-prime mortgage scare. Generalized concerns over the mortgage market, coupled with lack of liquidity and the liquidation by investors of all mortgage-related assets, caused the underperformance. However, these sectors did rebound toward the end of the year. As spread sectors underperformed across the fixed income markets, we used this as an opportunity to increase exposure to high-quality mortgage product, moving from a small overweight position in mortgages at the start of 2007 to a significant overweight by year-end. We maintain overweight positions in these sectors as we feel they will continue to recover as spreads are now wide enough to bring in bargain hunters.

At year-end, the Portfolio was underweight in U.S. Treasury issues, U.S. agency securities and corporate securities, although we closed the gap in the corporate sector somewhat. The Portfolio maintained its notable overweights in high-quality, short-duration spread product, including mortgage pass-through securities, CMBS and ABS. In general, we find high-quality spread-related assets to be an attractive investment, offering yields beyond those provided by Treasury securities alone but without the risk associated with corporate bonds.

The preceding commentary was prepared by the Portfolio's sub-adviser, BlackRock Investment Management, LLC.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/BlackRock Fixed-Income Portfolio	6.19%	3.17%
Merrill Lynch U.S. Domestic Master Bond Index	7.17%	5.28%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of of Net Assets
Federal National Mortgage Assn. 5.50% due 11/01/36	10.0%
Federal National Mortgage Assn. 5.00% due 12/01/33	9.4
Federal Home Loan Mortgage Corp. 5.50% due 08/01/21	8.7
Federal National Mortgage Assn. 6.00% due 08/01/34	8.0
Federal National Mortgage Assn. 6.50% due 01/25/37 TBA	4.6
U.S. Treasury Notes 4.50% due 05/15/10	3.8
Citigroup, Inc. 4.88% due 05/07/15	3.3
U.S. Treasury Notes 3.38% due 11/30/12	3.1
Government National Mortgage Corp. 6.00% due 01/15/36	2.7
U.S. Treasury Bonds 8.13% due 08/15/21	2.1
Total	55.7%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

S&P Ratings**	Percentage of Fixed Income
AAA - A	28.3%
BBB - B	1.7
U.S. Government Securities	70.0
Total	100.0%
Holdings by Sector	Percentage of Net Assets
U.S. Government Securities	69.7%
Financials	23.0
Asset Backed Securities	4.2
Consumer Discretionary	0.7
Information Technology	0.6
Energy	0.5
Utilities	0.4
Consumer Staples	0.2
Telecommunication Services	0.2
Health Care	0.1
Other#	0.4
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	S&P Rating (Unaudited)	Principal Amount	Value
Fixed Income Investments—99.6%
Asset Backed Securities—4.2%
Bank One Issuance Trust 3.35% due 03/15/11	AAA	$200,000	$198,707
Citibank Credit Card Issuance Trust 3.10% due 03/10/10	AAA	200,000	199,412
			398,119
Consumer Discretionary—0.7%
Media—0.7%
Comcast Corp. 8.38% due 03/15/13	BBB+	25,000	28,047
6.45% due 03/15/37	BBB+	15,000	15,273
News America Holdings, Inc. 7.75% due 01/20/24	BBB+	10,000	11,247
Time Warner Cos., Inc. 7.57% due 02/01/24	BBB+	10,000	10,845
			65,412
Consumer Staples—0.2%
Food Products—0.2%
Kraft Foods, Inc.
6.50% due 08/11/17	BBB+	20,000	20,691
Energy—0.5%
Oil, Gas & Consumable Fuels—0.5%
Anadarko Petroleum Corp.
5.95% due 09/15/16	BBB-	25,000	25,457
6.45% due 09/15/36	BBB-	10,000	10,183
Conoco Funding Co.
6.35% due 10/15/11	A	10,000	10,621
			46,261
Financials—23.0%
Capital Markets—4.7%
Bear Stearns Cos., Inc.
6.40% due 10/02/17	A+e	25,000	24,154
6.95% due 08/10/12	A+e	30,000	30,846
Goldman Sachs Group, Inc.
5.25% due 10/15/13	AA-	70,000	70,024
Lehman Brothers Holdings, Inc.
5.75% due 07/18/11	A+	20,000	20,149
6.20% due 09/26/14	A+	15,000	15,277
6.63% due 01/18/12	A+	75,000	77,895
6.75% due 12/28/17	A	30,000	30,921
Morgan Stanley
5.30% due 03/01/13	AA-	105,000	104,736
6.75% due 04/15/11	AA-	65,000	68,129
			442,131
Commercial Banks—1.2%
HSBC Holdings plc
5.25% due 12/12/12	A+	10,000	10,008
National Westminster Bank plc
7.38% due 10/01/09	AA-	10,000	10,609
Wachovia Bank NA
6.60% due 01/15/38		40,000	40,201
Wachovia Corp.
3.63% due 02/17/09	AA-	10,000	9,793
Wells Fargo & Co.
4.20% due 01/15/10	AA+	40,000	39,748
			110,359

	S&P Rating (Unaudited)	Principal Amount	Value
Commercial MBS—8.6%
Banc of America Commercial Mortgage, Inc.
5.12% due 07/11/43	AAA	$75,000	$75,878
Bear Stearns Commercial Mortgage Securities
5.69% due 06/11/50 (a)	AAA	100,000	102,107
Commercial Mortgage Pass Through Certificates
5.82% due 12/10/49 (a)	AAA	90,000	93,268
CW Capital Cobalt Ltd.
5.82% due 05/15/46 (a)	AAA	40,000	41,420
Freddie Mac REMICS
5.50% due 05/15/29	AAA	91,787	92,785
GMAC Commercial Mortgage Securities , Inc.
7.46% due 08/16/33 (a)	AAA	66,804	70,435
Greenwich Capital Commercial Funding Corp.
4.57% due 08/10/42	AAA	55,000	53,811
GS Mortgage Securities Corp. II
6.62% due 10/18/30	AAA	28,917	28,957
4.76% due 07/10/39	AAA	30,000	28,755
LB-UBS Comercial Mortgage Trust
7.37% due 08/15/26	AAA	48,840	51,476
5.35% due 11/15/38	AAA	55,000	55,022
Morgan Stanley Capital I
5.88% due 06/11/49 (a)	AAA	50,000	52,081
Salomon Brothers Mortgage Securities VII, Inc.
6.50% due 10/13/11	AAA	55,000	57,812
			803,807
Diversified Financial Services—8.1%
Bank of America Corp.
5.75% due 08/15/16	AA-	25,000	25,044
5.75% due 12/01/17	AA	30,000	30,069
6.00% due 09/01/17	AA	65,000	66,409
Citigroup, Inc.
4.13% due 02/22/10	AA	15,000	14,780
4.88% due 05/07/15	AA-	325,000	306,214
5.30% due 10/17/12	AA	60,000	60,780
5.88% due 05/29/37	Aae	10,000	9,333
General Electric Capital Corp.
4.13% due 09/01/09	AAA	20,000	19,950
5.00% due 11/15/11	AAA	90,000	91,090
5.88% due 02/15/12	AAA	45,000	46,886
6.15% due 08/07/37	AAA	30,000	31,873
Goldman Sachs Capital II
5.79% due 12/29/49 (a)	Ae	15,000	13,355
J.P. Morgan Chase & Co.
6.13% due 06/27/17	A+	45,000	45,874
			761,657
Insurance—0.4%
Berkshire Hathaway Finance Corp.
4.75% due 05/15/12	AAA	15,000	15,188
Metlife , Inc.
5.70% due 06/15/35	A	20,000	18,263
			33,451
	Total Financials		2,151,405

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	S&P Rating (Unaudited)	Principal Amount	Value
Health Care—0.1%
Pharmaceuticals—0.1%
Bristol - Myers Squibb Co.
5.88% due 11/15/36	A+	$10,000	$9,937
Information Technology—0.6%
Computers & Peripherals—0.3%
International Business Machines Corp
7.50% due 06/15/13	A+	25,000	28,054
Software—0.3%
Oracle Corp.
5.25% due 01/15/16	A	25,000	24,951
Total Information Technology			53,005
Telecommunication Services—0.2%
Diversified Telecommunication Services—0.2%
Telefonica Europe BV
8.25% due 09/15/30	BBB+	10,000	12,348
Verizon New Jersey, Inc.
5.88% due 01/17/12	A	10,000	10,298
			22,646
Utilities 0.4%
Electric Utilities—0.2%
Pacific Corp.
6.25% due 10/15/37	A-	15,000	15,491
Gas Utilities—0.1%
Consolidated Natural Gas Co.
5.00% due 12/01/14	BBB	10,000	9,613
Multi-Utilities—0.1%
Midamerican Energy Holding Co.
6.13% due 04/01/36	BBB+	15,000	14,964
Total Utilities			40,068
U.S. Government Securities—69.7%
U.S. Government Agencies—52.2%
Federal Home Loan Mortgage Corp.
4.50% due 08/01/20	AAA	43,004	42,269
5.50% due 12/01/17	AAA	122,757	124,497
5.50% due 08/01/21	AAA	808,941	818,844
Federal National Mortgage Assn.
4.63% due 05/01/13	AAA	25,000	25,378
5.00% due 02/13/17	AAA	95,000	98,516
5.00% due 11/01/33	AAA	61,681	60,275
5.00% due 12/01/33	AAA	905,115	885,393
5.38% due 06/12/17	AAA	90,000	95,605
5.50% due 04/01/33	AAA	92,937	93,006
5.50% due 12/01/35	AAA	77,961	77,965
5.50% due 11/01/36	AAA	937,610	939,492
6.00% due 07/01/17	AAA	8,240	8,447
6.00% due 09/01/17	AAA	72,926	74,758

	S&P Rating (Unaudited)	Principal Amount	Value
6.00% due 11/01/32	AAA	$52,382	$53,366
6.00% due 02/01/34	AAA	31,716	32,271
6.00% due 08/01/34	AAA	743,081	755,626
6.50% due 06/01/16	AAA	11,942	12,365
6.50% due 06/01/17	AAA	4,287	4,435
6.50% due 01/25/37 TBA	AAA	425,000	436,820
Government National Mortgage Assn.
7.00% due 07/15/32	AAA	10,285	10,903
6.00% due 01/15/36 TBA	AAA	250,000	255,937
			4,906,168
U.S. Treasuries—17.5%
U.S. Treasury Bonds
4.50% due 02/15/36	AAA	90,000	90,457
5.00% due 05/15/37	AAA	50,000	54,496
6.00% due 02/15/26	AAA	5,000	5,917
6.25% due 08/15/23	AAA	45,000	53,877
6.75% due 08/15/26	AAA	25,000	32,000
8.13% due 08/15/21	AAA	145,000	199,726
U.S. Treasury Inflation Indexed Bonds
2.38% due 01/15/27 TIP	AAA	110,851	117,225
U.S. Treasury Notes
3.38% due 11/30/12	AAA	295,000	294,009
3.88% due 10/31/12	AAA	75,000	76,471
4.25% due 09/30/12	AAA	155,000	160,437
4.25% due 11/15/17	AAA	170,000	172,962
4.50% due 04/30/09	AAA	35,000	35,631
4.50% due 05/15/10	AAA	345,000	356,509
			1,649,717
Total U.S. Government Securities			6,555,885
Total Fixed Income Investments (Cost —$9,239,521)			9,363,429
Short-Term Securities—9.1%
Repurchase Agreements **—9.1%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 1/02/08, total to be received $852,650 (Cost—$852,441)		852,441	852,441
Total Investments—108.7% (Cost—$10,091,962)			10,215,870
Liabilities in Excess of Other Assets—(8.7)%			(816,632)
Net Assets—100%			$9,399,238

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(a)  Floating rate security - rate disclosed is as of December 31, 2007.

Glossary:

TBA—Security is subject to delayed delivery.

TIP—Treasury Inflation Protected

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2007

	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Davis Large Cap Value Portfolio	Roszel/ BlackRock Relative Value Portfolio	Roszel/ Fayez Sarofim Large Cap Core Portfolio
Assets:
Investments, at cost	$6,429,911	$2,044,616	$7,330,026	$1,348,704
Investments, at value	6,948,785	2,096,882	7,718,101	1,441,234
Repurchase agreements, at value	139,577	144,627	369,633	100,326
Total investments, at value	7,088,362	2,241,509	8,087,734	1,541,560
Cash	—	—	—	—
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	97,792	25,836	367,959	8
Investment advisor	—	2,819	—	3,267
Dividends and interest	7,863	3,016	16,019	2,303
Investments sold	—	—	—	—
Prepaid insurance	275	81	350	49
Total assets	7,194,292	2,273,261	8,472,062	1,547,187
Liabilities:
Payables:
Administrative fees	1,848	1,221	3,021	604
Capital shares redeemed	—	323	—	12,391
Investment advisor	6	—	33	—
Investments purchased	13,681	—	—	—
Transfer agent fees	632	632	484	632
Trustees' fees	—	6	19	—
Bank overdraft	—	—	72,069	—
Accrued expenses	22,742	19,243	24,256	19,412
Total liabilities	38,909	21,425	99,882	33,039
Net Assets	$7,155,383	$2,251,836	$8,372,180	$1,514,148
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$631	$231	$810	$123
Paid-in capital	5,220,261	1,924,555	6,049,039	1,249,984
Accumulated undistributed investment income (loss)—net	85,912	26,684	134,521	18,353
Accumulated realized capital gain (loss) on investments—net	1,190,128	103,473	1,430,102	52,832
Unrealized appreciation (depreciation) on: investments—net	658,451	196,893	757,708	192,856
Net Assets	$7,155,383	$2,251,836	$8,372,180	$1,514,148
Shares Outstanding	631,138	230,796	810,153	122,798
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$11.34	$9.76	$10.33	$12.33

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2007 (continued)

	Roszel/ AllianceBernstein Large Cap Core Portfolio	Roszel/ Loomis Sayles Large Cap Growth Portfolio	Roszel/ Rittenhouse Large Cap Growth Portfolio	Roszel/ Marsico Large Cap Growth Portfolio
Assets:
Investments, at cost	$942,835	$737,170	$5,272,206	$65,529,717
Investments, at value	1,007,120	823,165	5,687,597	69,953,922
Repurchase agreements, at value	12,289	14,897	47,851	7,064,015
Total investments, at value	1,019,409	838,062	5,735,448	77,017,937
Cash	—	—	—	—
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	—	—	—	—
Investment advisor	4,239	4,398	1,602	—
Dividends and interest	1,032	681	6,283	51,314
Investments sold	—	803	156,969	766,904
Prepaid insurance	33	28	251	1,390
Total assets	1,024,713	843,972	5,900,553	77,837,545
Liabilities:
Payables:
Administrative fees	514	563	1,665	11,357
Capital shares redeemed	34,123	157,601	5,327	1,173,576
Investment advisor	—	—	—	35,059
Investments purchased	—	—	—	370,366
Transfer agent fees	632	580	577	2,507
Trustees' fees	25	28	—	—
Bank overdraft	—	—	—	—
Accrued expenses	19,040	19,459	19,863	18,503
Total liabilities	54,334	178,231	27,432	1,611,368
Net Assets	$970,379	$665,741	$5,873,121	$76,226,177
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$99	$55	$564	$5,525
Paid-in capital	757,801	408,670	4,644,036	64,809,534
Accumulated undistributed investment income (loss) — net	503	(3)	17,273	247,779
Accumulated realized capital gain (loss) on investments—net	135,402	156,127	748,006	(324,881)
Unrealized appreciation (depreciation) on: investments—net	76,574	100,892	463,242	11,488,220
Net Assets	$970,379	$665,741	$5,873,121	$76,226,177
Shares Outstanding	99,489	55,272	563,556	5,525,093
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$9.75	$12.04	$10.42	$13.80

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2007 (continued)

	Roszel/ Allianz NFJ Mid Cap Value Portfolio	Roszel/ Cadence Mid Cap Growth Portfolio	Roszel/ NWQ Small Cap Value Portfolio	Roszel/ Delaware Small-Mid Cap Growth Portfolio
Assets:
Investments, at cost	$2,055,016	$2,086,145	$3,126,344	$1,686,840
Investments, at value	1,897,960	2,284,162	2,989,862	2,013,367
Repurchase agreements, at value	39,496	94,544	107,029	98,668
Total investments, at value	1,937,456	2,378,706	3,096,891	2,112,035
Cash	—	—	—	—
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	90,266	—	277,552	4
Investment advisor	8,275	6,602	2,297	2,592
Dividends and interest	4,546	1,278	5,267	428
Investments sold	—	—	—	—
Prepaid insurance	83	76	161	80
Total assets	2,040,626	2,386,662	3,382,168	2,115,139
Liabilities:
Payables:
Administrative fees	1,164	1,165	1,399	1,157
Capital shares redeemed	—	214,507	—	54,291
Investment advisor	—	—	—	—
Investments purchased	—	—	8,930	—
Transfer agent fees	632	632	632	632
Trustees' fees	740	—	34	21
Bank overdraft	—	—	—	—
Accrued expenses	18,568	22,221	21,022	19,784
Total liabilities	21,104	238,525	32,017	75,885
Net Assets	$2,019,522	$2,148,137	$3,350,151	$2,039,254
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$262	$203	$387	$189
Paid-in capital	1,601,668	1,529,253	2,597,159	1,204,099
Accumulated undistributed investment income (loss)—net	35,446	—	17,848	(2)
Accumulated realized capital gain (loss) on investments—net	499,706	326,120	764,210	409,773
Unrealized appreciation (depreciation) on:
investments—net	(117,560)	292,561	(29,453)	425,195
Net Assets	$2,019,522	$2,148,137	$3,350,151	$2,039,254
Shares Outstanding	261,837	203,192	386,976	188,800
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$7.71	$10.57	$8.66	$10.80

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2007 (concluded)

	Roszel/ Lazard International Portfolio	Roszel/ JPMorgan International Equity Portfolio	Roszel/ Lord Abbett Government Securities Portfolio	Roszel/ BlackRock Fixed- Income Portfolio
Assets:
Investments, at cost	$3,516,038	$3,112,571	$6,281,854	$10,091,962
Investments, at value	4,306,284	3,328,666	6,353,348	9,363,429
Repurchase agreements, at value	54,658	—	42,232	852,441
Total investments, at value	4,360,942	3,328,666	6,395,580	10,215,870
Cash	—	30	—	—
Foreign currency, at value (a)	—	2,823	—	—
Receivables:
Capital shares sold	—	—	—	—
Investment advisor	1,157	18,455	1,837	—
Dividends and interest	7,217	9,519	40,649	67,455
Investments sold	—	1,101	681,296	251,104
Prepaid insurance	166	—	222	301
Total assets	4,369,482	3,360,594	7,119,584	10,534,730
Liabilities:
Payables:
Administrative fees	1,455	8,503	1,633	2,996
Capital shares redeemed	2,673	5,575	93,660	122,358
Investment advisor	—	—	—	2,766
Investments purchased	—	3,062	678,863	980,805
Transfer agent fees	632	652	632	593
Trustees' fees	—	—	—	1
Bank overdraft	—	—	—	—
Accrued expenses	20,657	26,605	23,038	25,973
Total liabilities	25,417	44,397	797,826	1,135,492
Net Assets	$4,344,065	$3,316,197	$6,321,758	$9,399,238
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$321	$259	$614	$949
Paid-in capital	2,704,597	2,054,279	6,481,918	9,830,527
Accumulated undistributed investment income (loss)—net	94,356	763	3,302	4,490
Accumulated realized capital gain (loss) on investments—net	699,887	1,044,534	(277,802)	(560,636)
Unrealized appreciation (depreciation) on:
investments—net	844,904	216,362	113,726	123,908
Net Assets	$4,344,065	$3,316,197	$6,321,758	$9,399,238
Shares Outstanding	321,254	258,745	613,682	949,117
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$13.52	$12.82	$10.30	$9.90

(a) Foreign currency at cost on the Roszel/JPMorgan International Portfolio was $2,818.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2007

	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Davis Large Cap Value Portfolio	Roszel/ BlackRock Relative Value Portfolio	Roszel/Fayez Sarofim Large Cap Core Portfolio
Investment Income:
Dividends	$165,886	$48,347	$246,274	$32,006
Interest	10,012	5,458	6,653	3,305
Less: Foreign taxes withheld	(171)	(6)	—	(118)
Total income	175,727	53,799	252,927	35,193
Expenses:
Investment advisory fees	65,546	19,484	83,605	12,001
Administrative services	22,653	14,469	33,887	8,109
Professional fees	25,105	25,678	28,629	21,308
Transfer agent fees	7,501	7,501	7,501	7,501
Custodian fees	8,913	2,029	7,589	5,231
Printing and shareholder reports	2,664	1,017	3,483	390
Trustees' fees and expenses	614	175	791	127
Other	2,310	1,877	2,525	1,775
Total expenses before expense reductions	135,306	72,230	168,010	56,442
Less: Advisory fee waivers and reimbursements, if any	(45,195)	(45,451)	(53,096)	(39,939)
Less: Reductions from commission recapture agreements, if any	(941)	—	(150)	—
Net expenses	89,170	26,779	114,764	16,503
Net investment income (loss)	86,557	27,020	138,163	18,690
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on:
Investments—net	1,198,003	104,473	1,460,032	62,000
Foreign currency transactions—net	—	—	—	—
Net realized gain (loss)	1,198,003	104,473	1,460,032	62,000
Change in unrealized appreciation (depreciation) on:
Investments—net	(971,703)	(81,935)	(1,663,051)	38,962
Foreign currency transactions—net	—	—	—	—
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	(971,703)	(81,935)	(1,663,051)	38,962
Total realized and unrealized gain (loss)—net	226,300	22,538	(203,019)	100,962
Net Increase (Decrease) in Net Assets Resulting from Operations	$312,857	$49,558	$(64,856)	$119,652

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2007 (continued)

	Roszel/ AllianceBernstein Large Cap Core Portfolio	Roszel/ Loomis Sayles Large Cap Growth Portfolio	Roszel/ Rittenhouse Large Cap Growth Portfolio	Roszel/ Marsico Large Cap Growth Portfolio
Investment Income:
Dividends	$12,679	$6,610	$85,223	$587,921
Interest	993	1,053	12,254	166,907
Less: Foreign taxes withheld	—	—	(890)	(1,538)
Total income	13,672	7,663	96,587	753,290
Expenses:
Investment advisory fees	9,487	8,145	57,451	367,434
Administrative services	7,558	7,371	21,024	84,121
Professional fees	21,848	21,012	24,844	32,094
Transfer agent fees	7,501	7,501	7,501	16,873
Custodian fees	7,781	15,056	3,717	13,127
Printing and shareholder reports	311	390	2,350	10,220
Trustees' fees and expenses	90	78	491	3,325
Other	1,783	1,796	2,175	3,308
Total expenses before expense reductions	56,359	61,349	119,553	530,502
Less: Advisory fee waivers and reimbursements, if any	(43,312)	(50,144)	(40,558)	(24,939)
Less: Reductions from commission recapture agreements, if any	(194)	(411)	—	(370)
Net expenses	12,853	10,794	78,995	505,193
Net investment income (loss)	819	(3,131)	17,592	248,097
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on:
Investments—net	178,375	197,234	757,647	(285,545)
Foreign currency transactions—net	—	—	—	—
Net realized gain (loss)	178,375	197,234	757,647	(285,545)
Change in unrealized appreciation (depreciation) on:
Investments—net	(32,553)	4,232	(152,333)	10,816,508
Foreign currency transactions—net	—	—	—	—
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	(32,553)	4,232	(152,333)	10,816,508
Total realized and unrealized gain (loss)—net	145,822	201,466	605,314	10,530,963
Net Increase (Decrease) in Net Assets Resulting from Operations	$146,641	$198,335	$622,906	$10,779,060

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2007 (continued)

	Roszel/ Allianz NFJ Mid Cap Value Portfolio	Roszel/ Cadence Mid Cap Growth Portfolio	Roszel/ NWQ Small Cap Value Portfolio	Roszel/ Delaware Small-Mid Cap Growth Portfolio
Investment Income:
Dividends	$60,329	$16,052	$65,186	$9,743
Interest	1,805	3,336	4,299	2,406
Less: Foreign taxes withheld	(163)	—	—	—
Total income	61,971	19,388	69,485	12,149
Expenses:
Investment advisory fees	19,093	18,064	37,933	20,999
Administrative services	14,271	14,142	17,424	14,464
Professional fees	25,862	24,853	22,729	21,732
Transfer agent fees	7,501	7,501	7,501	7,501
Custodian fees	3,430	10,966	5,834	4,152
Printing and shareholder reports	780	2,554	1,676	749
Trustees' fees and expenses	3,900	146	368	177
Other	1,875	1,862	2,129	1,903
Total expenses before expense reductions	76,712	80,088	95,594	71,677
Less: Advisory fee waivers and reimbursements, if any	(50,460)	(55,246)	(44,317)	(43,273)
Less: Reductions from commission recapture agreements, if any	(47)	—	(2,497)	(918)
Net expenses	26,205	24,842	48,780	27,486
Net investment income (loss)	35,766	(5,454)	20,705	(15,337)
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on:
Investments—net	498,665	334,869	764,185	414,983
Foreign currency transactions—net	—	—	—	—
Net realized gain (loss)	498,665	334,869	764,185	414,983
Change in unrealized appreciation (depreciation) on:
Investments—net	(477,190)	110,241	(931,912)	(68,886)
Foreign currency transactions—net	—	—	—	—
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	(477,190)	110,241	(931,912)	(68,886)
Total realized and unrealized gain (loss)—net	21,475	445,110	(167,727)	346,097
Net Increase (Decrease) in Net Assets Resulting from Operations	$57,241	$439,656	$(147,022)	$330,760

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2007 (concluded)

	Roszel/ Lazard International Portfolio	Roszel/ JPMorgan International Equity Portfolio	Roszel/Lord Abbett Government Securities Portfolio	Roszel/ BlackRock Fixed-Income Portfolio
Investment Income:
Dividends	$146,365	$91,651	$—	$—
Interest	7,884	3,677	384,859	477,586
Less: Foreign taxes withheld	(2,722)	(9,775)	—	—
Total income	151,527	85,553	384,859	477,586
Expenses:
Investment advisory fees	42,028	29,719	46,669	63,673
Administrative services	18,256	29,875	16,741	29,180
Professional fees	24,007	29,076	24,503	33,589
Transfer agent fees	7,501	7,521	7,501	7,501
Custodian fees	6,072	24,950	9,620	6,940
Printing and shareholder reports	1,790	1,321	2,261	2,756
Trustees' fees and expenses	423	3,285	533	683
Other	2,121	2,015	2,235	2,435
Total expenses before expense reductions	102,198	127,762	110,063	146,757
Less: Advisory fee waivers and reimbursements, if any	(45,347)	(87,469)	(41,852)	(53,692)
Less: Reductions from commission recapture agreements, if any	—	—	—	—
Net expenses	56,851	40,293	68,211	93,065
Net investment income (loss)	94,676	45,260	316,648	384,521
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on:
Investments—net	706,425	1,061,667	57,856	(158,844)
Foreign currency transactions—net	—	(3,801)	—	—
Net realized gain (loss)	706,425	1,057,866	57,856	(158,844)
Change in unrealized appreciation (depreciation) on:
Investments—net	(416,323)	(837,490)	74,949	353,722
Foreign currency transactions—net	—	267	—	—
Short sales—net	—	—	(158)	—
Net change in unrealized appreciation (depreciation)	(416,323)	(837,223)	74,791	353,722
Total realized and unrealized gain (loss)—net	290,102	220,643	132,647	194,878
Net Increase (Decrease) in Net Assets Resulting from Operations	$384,778	$265,903	$449,295	$579,399

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	Roszel/Lord Abbett Large Cap Value Portfolio		Roszel/Davis Large Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$86,557	$104,451	$27,020	$30,571
Net realized gain (loss)	1,198,003	797,823	104,473	417,054
Net change in unrealized appreciation (depreciation)	(971,703)	604,200	(81,935)	50,450
Net increase (decrease) in net assets resulting from operations	312,857	1,506,474	49,558	498,075
Distributions to Shareholders From:
Investment income—net	(103,817)	(92,973)	(29,938)	(39,185)
Realized gains—net	(790,202)	(1,550,191)	(194,118)	(215,613)
Total distributions	(894,019)	(1,643,164)	(224,056)	(254,798)
Capital Share Transactions:
Shares sold	895,885	929,410	433,872	94,943
Shares issued on reinvestment of distributions	894,019	1,643,164	224,056	254,798
Shares redeemed	(2,781,961)	(2,957,400)	(933,191)	(942,076)
Net increase (decrease) in net assets derived from capital share transactions	(992,057)	(384,826)	(275,263)	(592,335)
Net Assets:
Total increase (decrease) in net assets	(1,573,219)	(521,516)	(449,761)	(349,058)
Beginning of period	8,728,602	9,250,118	2,701,597	3,050,655
End of period	$7,155,383	$8,728,602	$2,251,836	$2,701,597
Net Assets include undistributed investment income (loss)—net	$85,912	$103,496	$26,684	$29,618
Share Transactions:
Shares sold	73,390	76,071	42,818	9,627
Shares issued on reinvestment of distributions	76,477	149,787	22,118	27,516
Shares redeemed	(236,907)	(233,732)	(90,603)	(94,595)
Net increase (decrease) in shares outstanding	(87,040)	(7,874)	(25,667)	(57,452)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/BlackRock Relative Value Portfolio		Roszel/Fayez Sarofim Large Cap Core Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$138,163	$177,804	$18,690	$17,833
Net realized gain (loss)	1,460,032	1,240,792	62,000	45,629
Net change in unrealized appreciation (depreciation)	(1,663,051)	825,453	38,962	111,163
Net increase (decrease) in net assets resulting from operations	(64,856)	2,244,049	119,652	174,625
Distributions to Shareholders From:
Investment income—net	(171,572)	(188,396)	(17,200)	(20,821)
Realized gains—net	(1,238,422)	(1,426,548)	(44,590)	(63,386)
Total distributions	(1,409,994)	(1,614,944)	(61,790)	(84,207)
Capital Share Transactions:
Shares sold	565,819	387,018	430,824	516,329
Shares issued on reinvestment of distributions	1,409,994	1,614,944	61,790	84,207
Shares redeemed	(4,243,709)	(3,647,860)	(423,838)	(818,337)
Net increase (decrease) in net assets derived from capital share transactions	(2,267,896)	(1,645,898)	68,776	(217,801)
Net Assets:
Total increase (decrease) in net assets	(3,742,746)	(1,016,793)	126,638	(127,383)
Beginning of period	12,114,926	13,131,719	1,387,510	1,514,893
End of period	$8,372,180	$12,114,926	$1,514,148	$1,387,510
Net Assets include undistributed investment income (loss)—net	$134,521	$171,250	$18,353	$16,882
Share Transactions:
Shares sold	52,356	33,349	35,936	46,284
Shares issued on reinvestment of distributions	124,558	152,497	5,094	7,797
Shares redeemed	(367,511)	(308,204)	(35,184)	(71,058)
Net increase (decrease) in shares outstanding	(190,597)	(122,358)	5,846	(16,977)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/AllianceBernstein Large Cap Core Portfolio		Roszel/Loomis Sayles Large Cap Growth Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$819	$11,774	$(3,131)	$693
Net realized gain (loss)	178,375	59,036	197,234	(31,467)
Net change in unrealized appreciation (depreciation)	(32,553)	(80,503)	4,232	(42,227)
Net increase (decrease) in net assets resulting from operations	146,641	(9,693)	198,335	(73,001)
Distributions to Shareholders From:
Investment income—net	(10,011)	(3,077)	(60)	—
Realized gains—net	(101,445)	(240,090)	—	(185,151)
Total distributions	(111,456)	(243,167)	(60)	(185,151)
Capital Share Transactions:
Shares sold	92,872	417,792	383,625	872,324
Shares issued on reinvestment of distributions	111,456	243,167	60	185,151
Shares redeemed	(737,722)	(806,803)	(1,264,331)	(793,878)
Net increase (decrease) in net assets derived from capital share transactions	(533,394)	(145,844)	(880,646)	263,597
Net Assets:
Total increase (decrease) in net assets	(498,209)	(398,704)	(682,371)	5,445
Beginning of period	1,468,588	1,867,292	1,348,112	1,342,667
End of period	$970,379	$1,468,588	$665,741	$1,348,112
Net Assets include undistributed investment income (loss)—net	$503	$10,826	$(3)	$(258)
Share Transactions:
Shares sold	9,365	37,762	34,737	80,501
Shares issued on reinvestment of distributions	12,288	26,431	6	19,551
Shares redeemed	(74,628)	(80,560)	(114,697)	(77,937)
Net increase (decrease) in shares outstanding	(52,975)	(16,367)	(79,954)	22,115

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Rittenhouse Large Cap Growth Portfolio		Roszel/Marsico Large Cap Growth Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$17,592	$20,072	$248,097	$3,172
Net realized gain (loss)	757,647	646,806	(285,545)	(37,421)
Net change in unrealized appreciation (depreciation)	(152,333)	10,098	10,816,508	297,675
Net increase (decrease) in net assets resulting from operations	622,906	676,976	10,779,060	263,426
Distributions to Shareholders From:
Investment income—net	(19,436)	(24,420)	—	—
Realized gains—net	(645,282)	(663,555)	—	(212,026)
Total distributions	(664,718)	(687,975)	—	(212,026)
Capital Share Transactions:
Shares sold	443,129	1,204,348	66,202,835	2,787,765
Shares issued on reinvestment of distributions	664,718	687,975	—	212,026
Shares redeemed	(2,660,213)	(3,175,073)	(5,678,627)	(2,161,073)
Net increase (decrease) in net assets derived from capital share transactions	(1,552,366)	(1,282,750)	60,524,208	838,718
Net Assets:
Total increase (decrease) in net assets	(1,594,178)	(1,293,749)	71,303,268	890,118
Beginning of period	7,467,299	8,761,048	4,922,909	4,032,791
End of period	$5,873,121	$7,467,299	$76,226,177	$4,922,909
Net Assets include undistributed investment income (loss)—net	$17,273	$19,117	$247,779	$2,221
Share Transactions:
Shares sold	40,042	114,151	5,518,900	249,998
Shares issued on reinvestment of distributions	63,006	73,111	—	19,909
Shares redeemed	(247,417)	(301,408)	(430,058)	(194,488)
Net increase (decrease) in shares outstanding	(144,369)	(114,146)	5,088,842	75,419

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Allianz NFJ Mid Cap Value Portfolio		Roszel/Cadence Mid Cap Growth Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$35,766	$38,127	$(5,454)	$(8,111)
Net realized gain (loss)	498,665	73,956	334,869	289,602
Net change in unrealized appreciation (depreciation)	(477,190)	188,591	110,241	(110,305)
Net increase (decrease) in net assets resulting from operations	57,241	300,674	439,656	171,186
Distributions to Shareholders From:
Investment income—net	(36,706)	(29,364)	—	—
Realized gains—net	(74,301)	(673,921)	(283,835)	(560,251)
Total distributions	(111,007)	(703,285)	(283,835)	(560,251)
Capital Share Transactions:
Shares sold	177,086	317,336	475,783	232,438
Shares issued on reinvestment of distributions	111,007	703,285	283,835	560,251
Shares redeemed	(919,113)	(1,091,138)	(992,761)	(841,350)
Net increase (decrease) in net assets derived from capital share transactions	(631,020)	(70,517)	(233,143)	(48,661)
Net Assets:
Total increase (decrease) in net assets	(684,786)	(473,128)	(77,322)	(437,726)
Beginning of period	2,704,308	3,177,436	2,225,459	2,663,185
End of period	$2,019,522	$2,704,308	$2,148,137	$2,225,459
Net Assets include undistributed investment income (loss)—net	$35,446	$37,175	$—	$(316)
Share Transactions:
Shares sold	22,316	37,357	45,077	20,582
Shares issued on reinvestment of distributions	13,121	98,776	28,270	60,765
Shares redeemed	(113,106)	(123,793)	(96,491)	(76,807)
Net increase (decrease) in shares outstanding	(77,669)	12,340	(23,144)	4,540

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/NWQ Small Cap Value Portfolio		Roszel/Delaware Small-Mid Cap Growth Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$20,705	$30,221	$(15,337)	$(16,955)
Net realized gain (loss)	764,185	1,245,187	414,983	580,077
Net change in unrealized appreciation (depreciation)	(931,912)	(162,989)	(68,886)	(281,048)
Net increase (decrease) in net assets resulting from operations	(147,022)	1,112,419	330,760	282,074
Distributions to Shareholders From:
Investment income—net	(19,705)	(20,963)	—	—
Realized gains—net	(1,255,868)	(1,257,283)	(560,301)	(256,279)
Total distributions	(1,275,573)	(1,278,246)	(560,301)	(256,279)
Capital Share Transactions:
Shares sold	583,469	791,278	126,439	366,479
Shares issued on reinvestment of distributions	1,275,573	1,278,246	560,301	256,279
Shares redeemed	(2,382,612)	(2,499,240)	(1,181,681)	(1,357,527)
Net increase (decrease) in net assets derived from capital share transactions	(523,570)	(429,716)	(494,941)	(734,769)
Net Assets:
Total increase (decrease) in net assets	(1,946,165)	(595,543)	(724,482)	(708,974)
Beginning of period	5,296,316	5,891,859	2,763,736	3,472,710
End of period	$3,350,151	$5,296,316	$2,039,254	$2,763,736
Net Assets include undistributed investment income (loss)—net	$17,848	$29,270	$(2)	$(318)
Share Transactions:
Shares sold	63,018	62,903	11,047	28,570
Shares issued on reinvestment of distributions	125,302	108,234	51,832	22,169
Shares redeemed	(233,852)	(192,602)	(99,630)	(111,337)
Net increase (decrease) in shares outstanding	(45,532)	(21,465)	(36,751)	(60,598)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Lazard International Portfolio		Roszel/JPMorgan International Equity Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$94,676	$78,084	$45,260	$24,678
Net realized gain (loss)	706,425	677,549	1,057,866	276,749
Net change in unrealized appreciation (depreciation)	(416,323)	347,031	(837,223)	391,441
Net increase (decrease) in net assets resulting from operations	384,778	1,102,664	265,903	692,868
Distributions to Shareholders From:
Investment income—net	(77,453)	(76,151)	(43,595)	(88,739)
Realized gains—net	(676,801)	(432,776)	(220,600)	(52,355)
Total distributions	(754,254)	(508,927)	(264,195)	(141,094)
Capital Share Transactions:
Shares sold	590,602	895,609	455,296	1,065,909
Shares issued on reinvestment of distributions	754,254	508,927	264,195	141,094
Shares redeemed	(1,938,136)	(1,758,339)	(1,083,420)	(1,329,998)
Net increase (decrease) in net assets derived from capital share transactions	(593,280)	(353,803)	(363,929)	(122,995)
Net Assets:
Total increase (decrease) in net assets	(962,756)	239,934	(362,221)	428,779
Beginning of period	5,306,821	5,066,887	3,678,418	3,249,639
End of period	$4,344,065	$5,306,821	$3,316,197	$3,678,418
Net Assets include undistributed investment income (loss)—net	$94,356	$77,133	$763	$(12,272)
Share Transactions:
Shares sold	40,368	64,323	35,406	89,665
Shares issued on reinvestment of distributions	54,975	38,761	20,401	12,355
Shares redeemed	(135,708)	(124,750)	(83,881)	(111,370)
Net increase (decrease) in shares outstanding	(40,365)	(21,666)	(28,074)	(9,350)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	Roszel/Lord Abbett Government Securities Portfolio		Roszel/BlackRock Fixed-Income Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$316,648	$361,402	$384,521	$403,947
Net realized gain (loss)	57,856	(122,380)	(158,844)	(107,984)
Net change in unrealized appreciation (depreciation)	74,791	41,629	353,722	47,604
Net increase (decrease) in net assets resulting from operations	449,295	280,651	579,399	343,567
Distributions to Shareholders From:
Investment income—net	(354,187)	(366,030)	(429,557)	(434,117)
Realized gains—net	—	—	—	—
Total distributions	(354,187)	(366,030)	(429,557)	(434,117)
Capital Share Transactions:
Shares sold	665,695	1,304,635	855,973	944,729
Shares issued on reinvestment of distributions	354,187	366,030	429,557	434,117
Shares redeemed	(3,028,883)	(2,305,425)	(2,651,571)	(3,958,970)
Net increase (decrease) in net assets derived from capital share transactions	(2,009,001)	(634,760)	(1,366,041)	(2,580,124)
Net Assets:
Total increase (decrease) in net assets	(1,913,893)	(720,139)	(1,216,199)	(2,670,674)
Beginning of period	8,235,651	8,955,790	10,615,437	13,286,111
End of period	$6,321,758	$8,235,651	$9,399,238	$10,615,437
Net Assets include undistributed investment income (loss)—net	$3,302	$38,473	$4,490	$41,710
Share Transactions:
Shares sold	66,294	129,138	88,003	97,574
Shares issued on reinvestment of distributions	35,080	36,406	44,152	44,992
Shares redeemed	(299,480)	(228,716)	(272,498)	(408,875)
Net increase (decrease) in shares outstanding	(198,106)	(63,172)	(140,343)	(266,309)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements and are intended to help you understand the financial performance of the Portfolios since inception. Per Share Operating Performance reflects financial results for a single Portfolio share. Total Return represents the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).

	Roszel/Lord Abbett Large Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.15	$12.74	$14.09	$12.90	$9.96
Investment income (loss)—net (a)(g)	0.13	0.15	0.11	0.10	0.07
Realized and unrealized gain (loss) on investments—net	0.37	1.90	0.14	1.49	2.91
Total from investment operations	0.50	2.05	0.25	1.59	2.98
Distributions to shareholders from:
Investment income—net	(0.15)	(0.15)	(0.13)	(0.06)	(0.02)
Realized gains—net	(1.16)	(2.49)	(1.47)	(0.34)	(0.02)
Total distributions	(1.31)	(2.64)	(1.60)	(0.40)	(0.04)
Net asset value, end of period	$11.34	$12.15	$12.74	$14.09	$12.90
Total Return (b)	3.77%	18.30%	2.26%	12.61%	30.00%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.65%	1.58%	1.55%	1.49%	1.92%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.09%	1.09%	1.09%	1.10%	1.08%
Investment income (loss)—net before expense reductions (e)	0.49%	0.68%	0.41%	0.40%	(0.21)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.05%	1.16%	0.86%	0.79%	0.61%
Investment income (loss)—net of all reductions (g)	1.06%	1.17%	0.87%	0.79%	0.63%
Supplemental Data:
Net assets, end of period (in thousands)	$7,155	$8,729	$9,250	$12,773	$11,003
Portfolio turnover rate	66%	38%	30%	36%	28%
	Roszel/Davis Large Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.53	$9.72	$11.45	$10.90	$8.51
Investment income (loss)—net (a)(g)	0.15	0.11	0.13	0.16	0.09
Realized and unrealized gain (loss) on investments—net	0.06	1.68	0.24	1.31	2.39
Total from investment operations	0.21	1.79	0.37	1.47	2.48
Distributions to shareholders from:
Investment income—net	(0.13)	(0.15)	(0.16)	(0.12)	(0.06)
Realized gains—net	(0.85)	(0.83)	(1.94)	(0.80)	(0.03)
Total distributions	(0.98)	(0.98)	(2.10)	(0.92)	(0.09)
Net asset value, end of period	$9.76	$10.53	$9.72	$11.45	$10.90
Total Return (b)	1.70%	19.81%	4.16%	14.30%	29.26%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.97%	2.74%	2.60%	3.01%	3.34%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.10%	1.08%	1.06%	1.04%	1.08%
Investment income (loss)—net before expense reductions (e)	(0.76)%	(0.59)%	(0.24)%	(0.50)%	(1.27)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.10%	1.05%	1.26%	1.41%	0.97%
Investment income (loss)—net of all reductions (g)	1.10%	1.07%	1.30%	1.47%	0.99%
Supplemental Data:
Net assets, end of period (in thousands)	$2,252	$2,702	$3,051	$3,063	$3,256
Portfolio turnover rate	8%	100%	58%	94%	97%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/BlackRock Relative Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.11	$11.69	$13.26	$11.91	$9.44
Investment income (loss)—net (a)(g)	0.15	0.17	0.17	0.18	0.16
Realized and unrealized gain (loss) on investments—net	(0.27)	1.93	0.05	1.46	2.33
Total from investment operations	(0.12)	2.10	0.22	1.64	2.49
Distributions to shareholders from:
Investment income—net	(0.20)	(0.20)	(0.23)	(0.13)	(0.02)
Realized gains—net	(1.46)	(1.48)	(1.56)	(0.16)	—
Total distributions	(1.66)	(1.68)	(1.79)	(0.29)	(0.02)
Net asset value, end of period	$10.33	$12.11	$11.69	$13.26	$11.91
Total Return (b)	(2.17)%	19.95%	2.14%	14.03%	26.41%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.61%	1.47%	1.42%	1.38%	1.64%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss)—net before expense reductions (e)	0.81%	1.08%	1.03%	1.23%	1.01%
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.32%	1.45%	1.35%	1.51%	1.55%
Investment income (loss)—net of all reductions (g)	1.32%	1.45%	1.35%	1.51%	1.55%
Supplemental Data:
Net assets, end of period (in thousands)	$8,372	$12,115	$13,132	$15,297	$15,873
Portfolio turnover rate	29%	23%	27%	26%	12%
	Roszel/Fayez Sarofim Large Cap Core Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.86	$11.31	$11.67	$11.42	$9.04
Investment income (loss)—net (a)(g)	0.15	0.15	0.15	0.08	0.03
Realized and unrealized gain (loss) on investments—net	0.85	1.25	0.24	0.51	2.40
Total from investment operations	1.00	1.40	0.39	0.59	2.43
Distributions to shareholders from:
Investment income—net	(0.15)	(0.21)	(0.04)	(0.03)	(0.05)
Realized gains—net	(0.38)	(0.64)	(0.71)	(0.31)	—
Total distributions	(0.53)	(0.85)	(0.75)	(0.34)	(0.05)
Net asset value, end of period	$12.33	$11.86	$11.31	$11.67	$11.42
Total Return (b)	8.51%	13.10%	3.52%	5.27%	27.00%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.76%	3.96%	3.53%	6.36%	9.10%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss)—net before expense reductions (e)	(1.42)%	(1.51)%	(1.14)%	(4.56)%	(7.74)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.25%	1.35%	1.29%	0.70%	0.26%
Investment income (loss)—net of all reductions (g)	1.25%	1.35%	1.29%	0.70%	0.26%
Supplemental Data:
Net assets, end of period (in thousands)	$1,514	$1,388	$1,515	$1,031	$1,074
Portfolio turnover rate	31%	35%	63%	116%	84%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/AllianceBernstein Large Cap Core Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.63	$11.06	$11.27	$11.07	$8.88
Investment income (loss)—net (a)(g)	0.01	0.07	0.02	0.05	0.04
Realized and unrealized gain (loss) on investments—net	1.18	0.06	0.77	0.36	2.17
Total from investment operations	1.19	0.13	0.79	0.41	2.21
Distributions to shareholders from:
Investment income—net	(0.10)	(0.02)	(0.05)	(0.04)	(0.02)
Realized gains—net	(0.97)	(1.54)	(0.95)	(0.17)	—
Total distributions	(1.07)	(1.56)	(1.00)	(0.21)	(0.02)
Net asset value, end of period	$9.75	$9.63	$11.06	$11.27	$11.07
Total Return (b)	13.10%	1.84%	8.04%	3.81%	24.92%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	4.75%	3.55%	3.00%	3.09%	3.90%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.08%	1.05%	1.09%	1.10%	1.10%
Investment income (loss)—net before expense reductions (e)	(3.60)%	(1.80)%	(1.74)%	(1.53)%	(2.39)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.05%	0.65%	0.16%	0.46%	0.41%
Investment income (loss)—net of all reductions (g)	0.07%	0.70%	0.17%	0.46%	0.41%
Supplemental Data:
Net assets, end of period (in thousands)	$970	$1,469	$1,867	$2,481	$2,415
Portfolio turnover rate	106%	107%	50%	47%	57%
	Roszel/Loomis Sayles Large Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.97	$11.87	$11.77	$11.14	$8.91
Investment income (loss)—net (a)(g)	(0.03)	0.01	(0.04)	0.01	(0.01)
Realized and unrealized gain (loss) on investments—net	2.10	(0.56)	1.14	0.93	2.27
Total from investment operations	2.07	(0.55)	1.10	0.94	2.26
Distributions to shareholders from:
Investment income—net	(0.00)†	—	(0.01)	—	(0.03)
Realized gains—net	—	(1.35)	(0.99)	(0.31)	—
Total distributions	—	(1.35)	(1.00)	(0.31)	(0.03)
Net asset value, end of period	$12.04	$9.97	$11.87	$11.77	$11.14
Total Return (b)	20.77%	(4.04)%	10.29%	8.70%	25.42%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	6.02%	4.63%	3.96%	4.53%	6.57%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.06%	1.07%	1.07%	1.06%	1.04%
Investment income (loss)—net before expense reductions (e)	(5.27)%	(3.51)%	(3.27)%	(3.35)%	(5.68)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.35)%	0.02%	(0.41)%	0.08%	(0.21)%
Investment income (loss)—net of all reductions (g)	(0.31)%	0.05%	(0.38)%	0.12%	(0.15)%
Supplemental Data:
Net assets, end of period (in thousands)	$666	$1,348	$1,343	$1,514	$1,508
Portfolio turnover rate	199%	222%	158%	150%	173%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Rittenhouse Large Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.55	$10.66	$11.31	$10.88	$9.11
Investment income (loss)—net (a)(g)	0.03	0.03	0.03	0.05	0.01
Realized and unrealized gain (loss) on investments—net	0.81	0.90	(0.02)	0.39	1.77
Total from investment operations	0.84	0.93	0.01	0.44	1.78
Distributions to shareholders from:
Investment income—net	(0.03)	(0.04)	(0.06)	(0.01)	(0.01)
Realized gains—net	(0.94)	(1.00)	(0.60)	—	—
Total distributions	(0.97)	(1.04)	(0.66)	(0.01)	(0.01)
Net asset value, end of period	$10.42	$10.55	$10.66	$11.31	$10.88
Total Return (b)	7.84%	9.87%	0.33%	4.08%	19.51%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.67%	1.67%	1.58%	1.52%	1.74%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.11%	1.10%	1.10%	1.10%	1.04%
Investment income (loss)—net before expense reductions (e)	(0.32)%	(0.30)%	(0.22)%	0.04%	(0.56)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.25%	0.27%	0.26%	0.46%	0.08%
Investment income (loss)—net of all reductions (g)	0.25%	0.27%	0.26%	0.46%	0.14%
Supplemental Data:
Net assets, end of period (in thousands)	$5,873	$7,467	$8,761	$10,900	$11,598
Portfolio turnover rate	63%	64%	44%	28%	15%
	Roszel/Marsico Large Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.28	$11.18	$11.54	$11.32	$8.97
Investment income (loss)—net (a)(g)	0.07	0.01	(0.01)	0.01	(0.00)†
Realized and unrealized gain (loss) on investments—net	2.45	0.60	0.30	0.48	2.37
Total from investment operations	2.52	0.61	0.29	0.49	2.37
Distributions to shareholders from:
Investment income—net	—	—	(0.01)	(0.00)†	(0.02)
Realized gains—net	—	(0.51)	(0.64)	(0.27)	—
Total distributions	—	(0.51)	(0.65)	(0.27)	(0.02)
Net asset value, end of period	$13.80	$11.28	$11.18	$11.54	$11.32
Total Return (b)	22.34%	5.69%	2.92%	4.53%	26.40%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.15%	2.11%	2.10%	2.27%	3.07%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.10%	1.10%	1.08%	0.89%	0.94%
Investment income (loss)—net before expense reductions (e)	0.48%	(0.94)%	(1.11)%	(1.30)%	(2.12)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.54%	0.07%	(0.11)%	(0.13)%	(0.15)%
Investment income (loss)—net of all reductions (g)	0.54%	0.07%	(0.09)%	0.08%	0.01%
Supplemental Data:
Net assets, end of period (in thousands)	$76,226	$4,923	$4,033	$4,170	$3,905
Portfolio turnover rate	63%	61%	97%	149%	103%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Allianz NFJ Mid Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$7.97	$9.71	$11.57	$10.53	$7.96
Investment income (loss)—net (a)(g)	0.12	0.12	0.09	(0.02)	0.01
Realized and unrealized gain (loss) on investments—net	0.00	0.80	(0.14)	1.11	2.58
Total from investment operations	0.12	0.92	(0.05)	1.09	2.59
Distributions to shareholders from:
Investment income—net	(0.13)	(0.11)	—	(0.01)	(0.02)
Realized gains—net	(0.25)	(2.55)	(1.81)	(0.04)	—
Total distributions	(0.38)	(2.66)	(1.81)	(0.05)	(0.02)
Net asset value, end of period	$7.71	$7.97	$9.71	$11.57	$10.53
Total Return (b)	1.08%	12.77%	0.50%	10.37%	32.53%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.21%	2.58%	2.27%	2.16%	2.62%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.10%	1.04%	1.09%	1.10%	1.05%
Investment income (loss)—net before expense reductions (e)	(0.62)%	(0.14)%	(0.29)%	(1.25)%	(1.46)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.50%	1.34%	0.88%	(0.19)%	0.06%
Investment income (loss)—net of all reductions (g)	1.50%	1.40%	0.89%	(0.19)%	0.11%
Supplemental Data:
Net assets, end of period (in thousands)	$2,020	$2,704	$3,177	$4,121	$4,915
Portfolio turnover rate	114%	19%	119%	62%	67%
	Roszel/Cadence Mid Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.83	$12.01	$11.01	$11.21	$8.61
Investment income (loss)—net (a)(g)	(0.03)	(0.04)	(0.03)	(0.03)	(0.05)
Realized and unrealized gain (loss) on investments—net	2.18	0.76	1.38	0.67	2.66
Total from investment operations	2.15	0.72	1.35	0.64	2.61
Distributions to shareholders from:
Investment income—net	—	—	—	—	(0.01)
Realized gains—net	(1.41)	(2.90)	(0.35)	(0.84)	—
Total distributions	(1.41)	(2.90)	(0.35)	(0.84)	(0.01)
Net asset value, end of period	$10.57	$9.83	$12.01	$11.01	$11.21
Total Return (b)	22.58%	7.60%	12.61%	6.33%	30.32%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.55%	2.89%	2.55%	2.52%	3.20%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.10%	1.10%	1.09%	0.87%	0.97%
Investment income (loss)—net before expense reductions (e)	(2.69)%	(2.13)%	(1.75)%	(1.95)%	(2.73)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.24)%	(0.34)%	(0.30)%	(0.53)%	(0.63)%
Investment income (loss)—net of all reductions (g)	(0.24)%	(0.34)%	(0.29)%	(0.30)%	(0.50)%
Supplemental Data:
Net assets, end of period (in thousands)	$2,148	$2,225	$2,663	$3,326	$3,764
Portfolio turnover rate	220%	81%	148%	180%	179%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/NWQ Small Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.25	$12.98	$14.01	$11.84	$7.74
Investment income (loss)—net (a)(g)	0.05	0.07	0.05	0.02	0.02
Realized and unrealized gain (loss) on investments—net	(0.21)	2.41	1.27	3.29	4.10
Total from investment operations	(0.16)	2.48	1.32	3.31	4.12
Distributions to shareholders from:
Investment income—net	(0.05)	(0.05)	(0.02)	(0.02)	(0.02)
Realized gains—net	(3.38)	(3.16)	(2.33)	(1.12)	—
Total distributions	(3.43)	(3.21)	(2.35)	(1.14)	(0.02)
Net asset value, end of period	$8.66	$12.25	$12.98	$14.01	$11.84
Total Return (b)	(5.49)%	20.02%	11.86%	29.65%	53.24%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.14%	1.79%	1.81%	1.99%	2.73%
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (g)	1.09%	1.13%	1.12%	1.11%	1.02%
Investment income (loss)—net before expense reductions (e)	(0.59)%	(0.16)%	(0.31)%	(0.71)%	(1.46)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.41%	0.48%	0.35%	0.13%	0.12%
Investment income (loss)—net of all reductions (g)	0.46%	0.51%	0.38%	0.17%	0.25%
Supplemental Data:
Net assets, end of period (in thousands)	$3,350	$5,296	$5,892	$6,187	$5,127
Portfolio turnover rate	32%	31%	39%	46%	45%
	Roszel/Delaware Small-Mid Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.25	$12.14	$11.70	$10.38	$7.62
Investment income (loss)—net (a)(g)	(0.07)	(0.07)	(0.07)	(0.08)	(0.06)
Realized and unrealized gain (loss) on investments—net	1.71	1.21	0.92	1.40	2.82
Total from investment operations	1.64	1.14	0.85	1.32	2.76
Distributions to shareholders from
Realized gains—net	(3.09)	(1.03)	(0.41)	—	(0.00	)†
Net asset value, end of period	$10.80	$12.25	$12.14	$11.70	$10.38
Total Return (b)	13.39%	9.85%	7.79%	12.72%	36.26%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.90%	2.49%	2.37%	2.84%	4.69%
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.16	%(c)
Expenses net of all reductions (g)	1.11%	1.12%	1.14%	1.15%	1.15%
Investment income (loss)—net before expense reductions (e)	(2.41)%	(1.92)%	(1.87)%	(2.40)%	(4.27)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.66)%	(0.58)%	(0.65)%	(0.71)%	(0.74)%
Investment income (loss)—net of all reductions (g)	(0.62)%	(0.55)%	(0.64)%	(0.71)%	(0.73)%
Supplemental Data:
Net assets, end of period (in thousands)	$2,039	$2,764	$3,473	$3,475	$2,460
Portfolio turnover rate	54%	47%	62%	42%	115%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Lazard International Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$14.68	$13.22	$13.25	$11.51	$8.93
Investment income (loss)—net (a)(g)	0.27	0.20	0.20	0.15	0.12
Realized and unrealized gain (loss) on investments—net	0.94	2.67	0.82	1.71	2.48
Total from investment operations	1.21	2.87	1.02	1.86	2.60
Distributions to shareholders from:
Investment income—net	(0.24)	(0.21)	(0.16)	(0.07)	(0.02)
Realized gains—net	(2.13)	(1.20)	(0.89)	(0.05)	—
Total distributions	(2.37)	(1.41)	(1.05)	(0.12)	(0.02)
Net asset value, end of period	$13.52	$14.68	$13.22	$13.25	$11.51
Total Return (b)	8.09%	22.93%	8.48%	16.30%	29.12%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.07%	1.90%	2.00%	2.20%	3.96%
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (g)	1.15%	1.15%	1.15%	1.15%	1.15%
Investment income (loss)—net before expense reductions (e)	1.00%	0.71%	0.71%	0.23%	(1.61)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.92%	1.46%	1.56%	1.28%	1.20%
Investment income (loss)—net of all reductions (g)	1.92%	1.46%	1.56%	1.28%	1.20%
Supplemental Data:
Net assets, end of period (in thousands)	$4,344	$5,307	$5,067	$4,827	$3,645
Portfolio turnover rate	30%	33%	29%	30%	28%
	Roszel/JPMorgan International Equity Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.82	$10.97	$12.34	$11.90	$8.91
Investment income (loss)—net (a)(g)	0.17	0.08	0.05	0.15	0.16
Realized and unrealized gain (loss) on investments—net	0.86	2.22	1.52	1.16	2.85
Total from investment operations	1.03	2.30	1.57	1.31	3.01
Distributions to shareholders from:
Investment income—net	(0.17)	(0.28)	(0.28)	(0.19)	(0.02)
Realized gains—net	(0.86)	(0.17)	(2.66)	(0.68)	—
Total distributions	(1.03)	(0.45)	(2.94)	(0.87)	(0.02)
Net asset value, end of period	$12.82	$12.82	$10.97	$12.34	$11.90
Total Return (b)	7.86%	21.44%	16.91%	11.83%	33.80%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.65%	2.28%	2.51%	2.83%	3.17%
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (g)	1.15%	1.15%	1.15%	1.12%	1.14%
Investment income (loss)—net before expense reductions (e)	(1.21)%	(0.47)%	(0.91)%	(0.44)%	(0.43)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.29%	0.66%	0.45%	1.24%	1.59%
Investment income (loss)—net of all reductions (g)	1.29%	0.66%	0.45%	1.27%	1.60%
Supplemental Data:
Net assets, end of period (in thousands)	$3,316	$3,678	$3,250	$2,993	$3,414
Portfolio turnover rate	118%	45%	77%	168%	117%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Lord Abbett Government Securities Portfolio
	Year Ended December 31,
	2007	2006	2005	2004		2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.15	$10.24	$10.41	$10.33		$10.49
Investment income (loss)—net (a)(g)	0.45	0.44	0.38	0.40		0.25
Realized and unrealized gain (loss) on investments—net	0.20	(0.08)	(0.16)	0.05		(0.07)
Total from investment operations	0.65	0.36	0.22	0.45		0.18
Distributions to shareholders from:
Investment income—net	(0.50)	(0.45)	(0.39)	(0.37)		(0.33)
Realized gains—net	—	—	—	—		(0.01)
Total distributions	(0.50)	(0.45)	(0.39)	(0.37)		(0.34)
Net asset value, end of period	$10.30	$10.15	$10.24	$10.41		$10.33
Total Return (b)	6.59%	3.62%	2.12%	4.11%		1.79%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.53%	1.63%	1.55%	1.42%		1.56%
Expenses net of waivers and reimbursements, if any (f)	0.95%	0.95%	0.95%	0.95%		0.96%
Expenses net of all reductions (g)	0.95%	0.95%	0.95%	0.95%		0.96%
Investment income (loss)—net before expense reductions (e)	3.83%	3.73%	3.08%	2.66%		1.81%
Investment income (loss)—net of waivers and reimbursements, if any (f)	4.41%	4.41%	3.68%	3.13%		2.41%
Investment income (loss)—net of all reductions (g)	4.41%	4.41%	3.68%	3.13%		2.41%
Supplemental Data:
Net assets, end of period (in thousands)	$6,322	$8,236	$8,956	$10,245		$12,729
Portfolio turnover rate	239%	215%	248%	406%		273%
	Roszel/BlackRock Fixed-Income Portfolio
	Year Ended December 31,
	2007	2006	2005	2004		2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.74	$9.80	$10.05	$10.14		$10.19
Investment income (loss)—net (a)(g)	0.38	0.34	0.31	0.26		0.22
Realized and unrealized gain (loss) on investments—net	0.21	(0.04)	(0.21)	(0.02)		0.02
Total from investment operations	0.59	0.30	0.10	0.24		0.24
Distributions to shareholders from:
Investment income—net	(0.43)	(0.36)	(0.35)	(0.33)		(0.29)
Realized gains—net	—	—	—	—		0.00 †
Total distributions	(0.43)	(0.36)	(0.35)	(0.33)		(0.29)
Net asset value, end of period	$9.90	$9.74	$9.80	$10.05		$10.14
Total Return (b)	6.19%	3.17%	0.98%	2.04%		2.37%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.50%	1.36%	1.27%	1.22%		1.43%
Expenses net of waivers and reimbursements, if any (f)	0.95%	0.95%	0.95%	0.97	%(d)	1.00%
Expenses net of all reductions (g)	0.95%	0.95%	0.95%	0.97%		1.00%
Investment income (loss)—net before expense reductions (e)	3.38%	3.10%	2.80%	2.35%		1.73%
Investment income (loss)—net of waivers and reimbursements, if any (f)	3.93%	3.51%	3.12%	2.60%		2.16%
Investment income (loss)—net of all reductions (g)	3.93%	3.51%	3.12%	2.60%		2.16%
Supplemental Data:
Net assets, end of period (in thousands)	$9,399	$10,615	$13,286	$15,569		$17,958
Portfolio turnover rate	207%	21%	28%	38%		24%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (concluded)

Notes to Financial Highlights:

†  Per share amount is less than $0.01.

(a)  Based on average shares outstanding during the respective periods.

(b)  Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at the net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)  The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.25% to 1.15% effective March 3, 2003. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through March 2, 2003.

(d)  The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.00% to 0.95% effective May 1, 2004. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through April 30, 2004.

(e)  Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f)  Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g)  Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Notes to Financial Statements

1. Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios, each of which is, in effect, a separate mutual fund. Sixteen portfolios are included in this semi-annual report consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/BlackRock Relative Value Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel Marsico Large Cap Growth Portfolio, Roszel/Allianz NFJ Mid Cap Value Portfolio (formerly Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio), Roszel/ Cadence Mid Cap Growth Portfolio (formerly Roszel/Franklin Mid Cap Growth Portfolio), Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/JPMorgan International Equity Portfolio (formerly Roszel/William Blair International Portfolio), Roszel/Lord Abbett Government Securities Portfolio, and Roszel/BlackRock Fixed-Income Portfolio (the "Portfolios"). Each Portfolio currently offers one class of shares to a separate account of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY"). MLLIC and MLLICNY were formerly subsidiaries of Merrill Lynch & Co., Inc., but were acquired by AEGON U.S.A. in a transaction that closed on December 28, 2007. In November 2007, Nuveen Investment Inc. (Nuveen), the parent company of NWQ Investment Management Company, LLC (NWQ) and Rittenhouse Asset Management Inc. (Rittenhouse) was acquired by Windy City Investments, Inc., ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC, a private equity investment firm based in Chicago, Illinois. Windy City is controlled by Madison Dearbon Partners, LLC, on behalf of the Madison Dearbon Capital Partner V funds. Other owners of Windy City include ML& Co.'s Global Private Equity group and affiliates of Wachovia, Citigroup and Deutsche Bank (including private equity funds). Because ML&Co. is an indirect investor in Nuveen Investments, Inc., it may also be considered an indirect affiliate of these two sub-advisers under certain securities laws. The Portfolios serve as funding vehicles for certain variable annuity insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities are valued most often on the basis of market quotations. Equity securities and other investments listed on any US or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the official closing price on that exchange or the official closing price on the NASDAQ on the valuation day. Securities of foreign issuers generally are valued on the basis of quotation from the primary market in which they are traded. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. Income-bearing securities with a maturity of 61 days or more are valued using dealer supplied quotations or prices supplied by qualified pricing services selected by J. P. Morgan Investor Services Co. (the "Administrator") pursuant to procedures established by the Trust's board of trustees. Short term debt securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates market value. Investments in other investment companies are valued at the daily closing net asset value of the respective investment company.

If quotations are not readily available for a security, or if the Adviser or Administrator believes that the quotation or other market price for a security does not represent its fair value, the Valuation Committee of the Adviser may value the security using procedures approved by the Trust's board of trustees that are designed to establish its "fair" value ("fair value procedures"). While the fair value procedures may be used to value any security, most often they are used to establish the values of small capitalization securities, lower-rated securities or securities of foreign issuers. The Adviser relies

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

on its fair value procedures the most in connection with securities of foreign issuers whose principal trading market is outside the U.S. and/or are non-dollar securities. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). From time to time, events occur that affect foreign issuers or securities after the close of trading in the securities but before the close of business on the NYSE. In these situations, the fair value of the security as determined by the Adviser using the fair value procedures may be different from the last available quotation or other market price. The fair value procedures for securities of foreign issuers and/or non-dollar securities will, in most cases, include consultation with an independent fair value pricing service. Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the Adviser's Valuation Committee under the fair value procedures for any security may vary from the last quoted sale price or the market close price, or from the value given to the same security by an independent pricing service, other financial institutions or investment managers or the Valuation Committee itself had it used a different methodology to value the security. The Trust and the Adviser cannot assure that a security can be sold at the fair value assigned to it at any time.

Furthermore, in accordance with procedures adopted by the board of trustees, the Roszel/ JPMorgan International Equity Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Roszel/JPMorgan International Equity Portfolio calculates its net asset value.

The Lord Abbett Government Securities Portfolio and BlackRock Fixed-Income Portfolios invest a significant portion of their assets in certain securities, the issuers of which operate under a congressional charter. These securities (Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Government National Mortgage Association) are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit), would require congressional action.

The BlackRock Fixed-Income Portfolio also invests in mortgage-backed securities and asset-backed securities. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Portfolio has not been adversely impacted, continuing shifts in the market's perception of the credit quality of fixed-income securities, particularly mortgage-backed and asset-backed securities, may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.

(b) New accounting pronouncements—In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the application of the SFAS 157 and has not at this time determined the impact, if any, resulting from the adoption on the Portfolios' financial statements.

In addition, in February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115."("SFAS 159"), which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. The

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management continues to evaluate the impact the adoption of SFAS 159 will have on the Portfolios' financial statement disclosures.

(c) Short Sales—Roszel/Lord Abbett Government Securities Portfolio may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If the Portfolio shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any interest payable on securities while those securities are in a short position. This interest is booked as an expense of the Portfolio. The Portfolio designates collateral consisting of liquid assets sufficient to collateralize the market value of short positions.

At December 31, 2007 the Roszel/Lord Abbett Government Securities Portfolio had no open short sales.

(d) Repurchase agreements—The Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(e) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

(f) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

(g) Expenses—Common expenses of the Trust have been allocated to the individual Portfolios of the Trust daily on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

(h) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Government Securities Portfolio and Roszel/BlackRock Fixed-Income Portfolio (the "Fixed Income Portfolios"), intends to distribute at least annually to shareholders substantially all of its net investment income. The Fixed Income Portfolios declare and pay dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(i) Delayed Delivery Transactions—Each Portfolio, except the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Allianz NFJ Mid Cap Value Portfolio and the Roszel/Lazard International Portfolio may purchase or sell securities on a "delayed delivery" basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash are designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

(j) Dollar Roll Transactions—The Roszel/Lord Abbett Government Securities Portfolio may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

During the year ended December 31, 2007, the Portfolio engaged in dollar roll transactions:

Portfolio	Maximum Amount Outstanding During the Period	Principal Amount Outstanding as of 12/31/07	Average Amount Outstanding During the Period	Average Shares Outstanding During the Period	Average Amount Per Share Outstanding During the Period	Fee Income Earned
Roszel/Lord Abbett Government Securities Portfolio . . . . . . . . . . . .	$2,900,595	$678,660	$252,359	711,235	$0.35	—

The average amount outstanding during the year ended December 31, 2007 was calculated by totaling dollar rolls outstanding at the end of each day and dividing the sum by the number of days in the period.

(k) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes. The Portfolios file tax returns with the U.S. Internal Revenue Service and various other taxing authorities.

The Portfolios adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, a Portfolio recognizes interest accrued related to unrecognized tax benefits and penalties in other expenses in the Statement of Operations.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Each of the tax years in the four year period ended December 31, 2007, remains subject to examination by taxing authorities.

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2007 as follows:

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In- Capital
Roszel/Lord Abbett Large Cap Value Portfolio	$(324)	$324	$—
Roszel/Davis Large Cap Value Portfolio	(16)	16	—
Roszel/BlackRock Relative Value Portfolio	(3,320)	8,398	(5,078)
Roszel/Fayez Sarofim Large Cap Core Portfolio	(19)	19	—
Roszel/AllianceBernstein Large Cap Core Portfolio	(1,131)	1,131	—
Roszel/Loomis Sayles Large Cap Growth Portfolio	3,446	(3,446)	—
Roszel/Rittenhouse Large Cap Growth Portfolio	—	—	—
Roszel/Marsico Large Cap Growth Portfolio	(2,539)	—	2,539
Roszel/Allianz NFJ Mid Cap Value Portfolio	(789)	1,199	(410)
Roszel/Cadence Mid Cap Growth Portfolio	5,770	(5,770)	—
Roszel/NWQ Small Cap Value Portfolio	(12,422)	14,250	(1,828)
Roszel/Delaware Small-Mid Cap Growth Portfolio	15,653	(3,627)	(12,026)
Roszel/Lazard International Portfolio	—	—	—
Roszel/JPMorgan International Equity Portfolio	11,370	(11,370)	—
Roszel/Lord Abbett Government Securities Portfolio	2,368	(2,368)	—
Roszel/BlackRock Fixed-Income Portfolio	7,816	(7,816)	—

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of each Portfolio's next taxable year. For the period from November 1, 2007 to December 31, 2007, the following Portfolios incurred and elected to defer until January 1, 2008 for U.S. Federal income tax purposes net capital losses as stated below:

Portfolio	Post October Capital Losses	Post October Currency Losses
Roszel/Marsico Large Cap Growth Portfolio	$740,393	$—
RoszelCadence Mid Cap Growth Portfolio	8,048	—
Roszel/JPMorgan International Equity Portfolio	—	157
Roszel/BlackRock Fixed-Income Portfolio	10,679	—

On December 31, 2007, the following Portfolios had unused capital losses available for Federal income tax purposes through the indicated expiration dates:

	Expiration Date December 31,
Portfolio	2011	2012	2013	2014	2015
Roszel/Lord Abbett Government Securities Portfolio	$34,916	$45,003	$8,164	$181,853	$—
Roszel/BlackRock Fixed-Income Portfolio	79,760	79,760	83,966	133,336	171,456

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

The tax characters of distributions paid were as follows:

	2007 Distributions Paid From		2006 Distributions Paid From
Portfolio	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Roszel/Lord Abbett Large Cap Value Portfolio	$151,677	$742,342	$150,536	$1,492,628
Roszel/Davis Large Cap Value Portfolio	81,774	142,282	127,055	127,743
Roszel/BlackRock Relative Value Portfolio	194,415	1,215,579	188,396	1,426,548
Roszel/Fayez Sarofim Large Cap Core Portfolio	19,086	42,704	49,368	34,839
Roszel/AllianceBernstein Large Cap Core Portfolio	96,721	14,735	62,999	180,168
Roszel/Loomis Sayles Large Cap Growth Portfolio	60	—	98,250	86,901
Roszel/Rittenhouse Large Cap Growth Portfolio	265,007	399,711	69,856	618,119
Roszel/Marsico Large Cap Growth Portfolio	—	—	85,741	126,285
Roszel/Allianz NFJ Mid Cap Value Portfolio	88,965	22,042	264,565	438,720
Roszel/Cadence Mid Cap Growth Portfolio	122,780	161,055	319,372	240,879
Roszel/NWQ Small Cap Value Portfolio	179,933	1,095,640	183,618	1,094,628
Roszel/Delaware Small-Mid Cap Growth Portfolio	107,839	452,462	—	256,279
Roszel/Lazard International Portfolio	121,790	639,197	79,894	429,033
Roszel/JPMorgan International Equity Portfolio	43,595	220,600	98,712	42,382
Roszel/Lord Abbett Government Securities Portfolio	354,187	—	366,030	—
Roszel/BlackRock Fixed-Income Portfolio	429,557	—	434,117	—

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Roszel/Lord Abbett Large Cap Value Portfolio	$90,682	$1,199,423
Roszel/Davis Large Cap Value Portfolio	73,528	57,996
Roszel/BlackRock Relative Value Portfolio	134,523	1,471,366
Roszel/Fayez Sarofim Large Cap Core Portfolio	27,156	49,415
Roszel/AllianceBernstein Large Cap Core Portfolio	53,208	98,229
Roszel/Loomis Sayles Large Cap Growth Portfolio	110,260	49,787
Roszel/Rittenhouse Large Cap Growth Portfolio	400,024	384,700
Roszel/Marsico Large Cap Growth Portfolio	372,689	352,684
Roszel/Allianz NFJ Mid Cap Value Portfolio	121,560	413,413
Roszel/Cadence Mid Cap Growth Portfolio	180,218	156,251
Roszel/NWQ Small Cap Value Portfolio	17,850	773,787
Roszel/Delaware Small-Mid Cap Growth Portfolio	—	412,220
Roszel/Lazard International Portfolio	135,122	665,294
Roszel/JPM International Equity Portfolio	161,537	884,127
Roszel/Lord Abbett Government Securities Portfolio	3,304	—
Roszel/BlackRock Fixed-Income Portfolio	4,487	—

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

2.  Investment Advisory Fees and Other Transactions with Affiliates:

The Trust has entered into a management agreement with the Advisor. For the year ended December 31, 2007, the annual investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Fee
Roszel/Lord Abbett Large Cap Value Portfolio	0.80%
Roszel/Davis Large Cap Value Portfolio	0.80%
Roszel/BlackRock Relative Value Portfolio	0.80%
Roszel/Fayez Sarofim Large Cap Core Portfolio	0.80%
Roszel/AllianceBernstein Large Cap Core Portfolio	0.80%
Roszel/Loomis Sayles Large Cap Growth Portfolio	0.80%
Roszel/Rittenhouse Large Cap Growth Portfolio	0.80%
Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Allianz NFJ Mid Cap Value Portfolio	0.80%
Roszel/Cadence Mid Cap Growth Portfolio	0.80%
Roszel/NWQ Small Cap Value Portfolio	0.85%
Roszel/Delaware Small-Mid Cap Growth Portfolio	0.85%
Roszel/Lazard International Portfolio	0.85%
Roszel/JPMorgan International Equity Portfolio	0.85%
Roszel/Lord Abbett Government Securities Portfolio	0.65%
Roszel/BlackRock Fixed-Income Portfolio	0.65%

BlackRock Investment Management, LLC ("BlackRock"), an affiliate of the Advisor serves as subadviser for the Roszel/BlackRock Relative Value and Roszel/BlackRock Fixed-Income Portfolios. BlackRock's sub advisory fees are paid by the Advisor. BlackRock is paid an annual fee of 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million as a percentage of average daily net assets of the Roszel/BlackRock Relative Value Portfolio. BlackRock is paid an annual fee of 0.20% of the average daily net assets of the Roszel/BlackRock Fixed-Income Portfolio.

For the year ended December 31, 2007, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the Advisor:

Portfolio	Broker	Commission Paid
Roszel/Lord Abbett Large Cap Value Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	$141
	Citation Financial Group	1,313
Roszel/Davis Large Cap Value Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	3
Roszel/BlackRock Relative Value Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	225
Roszel/Fayez Sarofim Large Cap Core Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	47
	Broadcort Capital Corp.	26
Roszel/AllianceBernstein Large Cap Core Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	463
	Citation Financial Group	77
Roszel/Loomis Sayles Large Cap Growth Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	85
	Citation Financial Group	550
Roszel/Marsico Large Cap Growth Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	555
Roszel/Allianz NFJ Mid Cap Value Portfolio	Citation Financial Group	9
Roszel/Cadence Mid Cap Growth Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	107
	Broadcort Capital Corp.	24

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Portfolio	Broker	Commission Paid
Roszel/NWQ Small Cap Value Portfolio	Citation Financial Group	$3,457
Roszel/Delaware Small-Mid Cap Growth Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	288
	Citation Financial Group	1,391
Roszel/JPMorgan International Equity Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	138

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions
Roszel/Lord Abbett Large Cap Value Portfolio	$941
Roszel/BlackRock Relative Value Portfolio	150
Roszel/AllianceBernstein Large Cap Core Portfolio	194
Roszel/Loomis Sayles Large Cap Growth Portfolio	411
Roszel/Marsico Large Cap Growth Portfolio	370
Roszel/Allianz NFJ Mid Cap Value Portfolio	47
Roszel/NWQ Small Cap Value Portfolio	2,497
Roszel/Delaware Small-Mid Cap Growth Portfolio	918

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

Average Daily Net Assets	Annual Fee or Rate
Up to $15,000,000	$7,500
Above $15,000,000 - $25,000,000	0.050%
Above $25,000,000 - $50,000,000	0.040%
Above $50,000,000 - $75,000,000	0.030%
Above $75,000,000	0.025%

The Trust's distributor is MLPF&S, an affiliate of the Advisor.

Certain officers of the Trust are officers and/or directors of the Advisor, MLPF&S and Merrill Lynch Insurance Group, Inc.

3.  Investments:

Purchases and sales of investments, excluding short-term securities of the Portfolios, for the year ended December 31, 2007 were as follows:

Portfolio	Purchases	Sales
Roszel/Lord Abbett Large Cap Value Portfolio	$5,280,738	$7,458,341
Roszel/Davis Large Cap Value Portfolio	187,106	829,643
Roszel/BlackRock Relative Value Portfolio	3,027,366	7,251,932
Roszel/Fayez Sarofim Large Cap Core Portfolio	449,705	444,205
Roszel/AllianceBernstein Large Cap Core Portfolio	1,250,062	1,793,788
Roszel/Loomis Sayles Large Cap Growth Portfolio	2,014,357	2,592,337
Roszel/Rittenhouse Large Cap Growth Portfolio	4,331,404	6,296,088
Roszel/Marsico Large Cap Growth Portfolio	81,526,587	26,939,381
Roszel/Allianz NFJ Mid Cap Value Portfolio	2,700,093	3,337,596
Roszel/Cadence Mid Cap Growth Portfolio	4,878,274	5,237,317
Roszel/NWQ Small Cap Value Portfolio	1,400,630	3,608,641
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,308,591	2,322,367

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Portfolio	Purchases	Sales
Roszel/Lazard International Portfolio	$1,444,569	$2,795,151
Roszel/JPMorgan International Equity Portfolio	4,125,028	4,904,589
Roszel/Lord Abbett Government Securities Portfolio	16,989,013	19,028,883
Roszel/BlackRock Fixed-Income Portfolio	19,639,627	20,887,857

As of December 31, 2007, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Roszel/Lord Abbett Large Cap Value Portfolio	$6,443,973	$1,090,784	$(446,395)	$644,389
Roszel/Davis Large Cap Value Portfolio	2,045,981	346,200	(150,672)	195,528
Roszel/BlackRock Relative Value Portfolio	7,371,290	1,272,958	(556,514)	716,444
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,354,089	253,273	(65,802)	187,471
Roszel/AllianceBernstein Large Cap Core Portfolio	958,366	130,485	(69,442)	61,043
Roszel/Loomis Sayles Large Cap Growth Portfolio	741,090	101,754	(4,782)	96,972
Roszel/Rittenhouse Large Cap Growth Portfolio	5,291,651	711,272	(267,475)	443,797
Roszel/Marsico Large Cap Growth Portfolio	65,588,957	12,253,159	(824,179)	11,428,980
Roszel/Allianz NFJ Mid Cap Value Portfolio	2,054,833	73,628	(191,005)	(117,377)
Roszel/Cadence Mid Cap Growth Portfolio	2,088,446	345,035	(54,775)	290,260
Roszel/NWQ Small Cap Value Portfolio	3,135,919	461,658	(500,686)	(39,028)
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,689,287	513,023	(90,275)	422,748
Roszel/Lazard International Portfolio	3,522,210	970,453	(131,721)	838,732
Roszel/JPMorgan International Equity Portfolio	3,112,779	423,516	(207,629)	215,887
Roszel/Lord Abbett Government Securities Portfolio	6,289,719	110,781	(4,920)	105,861
Roszel/BlackRock Fixed-Income Portfolio	10,093,641	148,687	(26,458)	122,229

4. Expense Limitation:

The Trust and the Advisor have entered into an expense limitation agreement which is effective through April 30, 2008, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees. Under the agreement, the Advisor agrees to waive fees payable to it and, if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Fee
Roszel/Lord Abbett Large Cap Value Portfolio	1.10%
Roszel/Davis Large Cap Value Portfolio	1.10%
Roszel/BlackRock Relative Value Portfolio	1.10%
Roszel/Fayez Sarofim Large Cap Core Portfolio	1.10%
Roszel/AllianceBernstein Large Cap Core Portfolio	1.10%
Roszel/Loomis Sayles Large Cap Growth Portfolio	1.10%
Roszel/Rittenhouse Large Cap Growth Portfolio	1.10%
Roszel/Marsico Large Cap Growth Portfolio	1.10%
Roszel/Allianz NFJ Mid Cap Value Portfolio	1.10%
Roszel/Cadence Mid Cap Growth Portfolio	1.10%
Roszel/NWQ Small Cap Value Portfolio	1.15%
Roszel/Delaware Small-Mid Cap Growth Portfolio	1.15%
Roszel/Lazard International Portfolio	1.15%

MLIG Variable Insurance Trust
Notes to Financial Statements (concluded)

Portfolio	Fee
Roszel/JPMorgan International Equity Portfolio	1.15%
Roszel/Lord Abbett Government Securities Portfolio	0.95%
Roszel/BlackRock Fixed-Income Portfolio	0.95%

The expense limitation is affected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended December 31, 2007, advisory fee waivers and expense reimbursements were as follows:

Portfolio	Advisory Fees Waived	Expense Reimbursement
Roszel/Lord Abbett Large Cap Value Portfolio	$45,195	$—
Roszel/Davis Large Cap Value Portfolio	19,484	25,967
Roszel/BlackRock Relative Value Portfolio	53,096	—
Roszel/Fayez Sarofim Large Cap Core Portfolio	12,001	27,938
Roszel/AllianceBernstein Large Cap Core Portfolio	9,488	33,824
Roszel/Loomis Sayles Large Cap Growth Portfolio	8,145	41,999
Roszel/Rittenhouse Large Cap Growth Portfolio	40,558	—
Roszel/Marsico Large Cap Growth Portfolio	24,939	—
Roszel/Allianz NFJ Mid Cap Value Portfolio	19,093	31,367
Roszel/Cadence Mid Cap Growth Portfolio	18,064	37,182
Roszel/NWQ Small Cap Value Portfolio	37,933	6,384
Roszel/Delaware Small-Mid Cap Growth Portfolio	20,999	22,274
Roszel/Lazard International Portfolio	42,028	3,319
Roszel/JPMorgan International Equity Portfolio	29,719	57,750
Roszel/Lord Abbett Government Securities Portfolio	41,852	—
Roszel/BlackRock Fixed-Income Portfolio	53,692	—

In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

As of December 31, 2007 the remaining maximum amounts recoverable by the Advisor over the next three years under the expense limitation agreement are as follows:

	Amount Eligible Through			Total Eligible for
Portfolio	2008	2009	2010	Reimbursement
Roszel/Lord Abbett Large Cap Value Portfolio	$48,616	$42,946	$45,195	$136,757
Roszel/Davis Large Cap Value Portfolio	46,168	46,616	45,451	138,235
Roszel/BlackRock Relative Value Portfolio	44,536	45,191	53,096	142,823
Roszel/Fayez Sarofim Large Cap Core Portfolio	40,359	37,831	39,939	118,129
Roszel/AllianceBernstein Large Cap Core Portfolio	41,604	41,277	43,312	126,193
Roszel/Loomis Sayles Large Cap Growth Portfolio	36,970	49,770	50,144	136,884
Roszel/Rittenhouse Large Cap Growth Portfolio	45,582	42,172	40,558	128,312
Roszel/Marsico Large Cap Growth Portfolio	39,930	46,115	24,939	110,984
Roszel/Allianz NFJ Mid Cap Value Portfolio	40,331	40,576	50,460	131,367
Roszel/Cadence Mid Cap Growth Portfolio	41,616	42,684	55,246	139,546
Roszel/NWQ Small Cap Value Portfolio	39,416	38,540	44,317	122,273
Roszel/Delaware Small-Mid Cap Growth Portfolio	42,151	41,610	43,273	127,034
Roszel/Lazard International Portfolio	41,944	40,266	45,347	127,557
Roszel/JPMorgan International Equity Portfolio	43,246	42,580	87,469	173,295
Roszel/Lord Abbett Government Securities Portfolio	59,508	55,318	41,852	156,678
Roszel/BlackRock Fixed-Income Portfolio	46,151	47,739	53,692	147,582

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the "Trust"), consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/BlackRock Relative Value Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Allianz NFJ Mid Cap Value Portfolio (formerly Kayne Anderson Rudnick Small-Mid Cap Value Portfolio), Roszel/Cadence Mid Cap Growth Portfolio (formerly Roszel/Franklin Mid Cap Growth Portfolio), Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/JPMorgan International Equity Portfolio (formerly Roszel/William Blair International Portfolio), Roszel/Lord Abbett Government Securities Portfolio, and Roszel/BlackRock Fixed-Income Portfolio (collectively the "Portfolios"), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 21, 2008

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited)

The Board, which includes as members only trustees who are not "interested persons" as defined in the 1940 Act ("independent trustees"), meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreement between the Trust and Roszel Advisors, and (2) the sub-advisory agreements between Roszel Advisors and the sub-advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

At a meeting of the Board on July 25, 2007, the Board voted to replace Kayne Anderson Rudnick Investment Management, LLC ("KAR") with NFJ Investment Group L.P. ("NFJ") as the investment sub-adviser for the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio. This replacement was effective as of August 6, 2007. In connection with replacing KAR with NFJ, the Board also approved changing the name of the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio to the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio. Additionally, in order to reflect NFJ's focus on mid cap securities rather than small-mid cap securities, the Board further approved changing the name from the Roszel/Allianz NFJ Small-Mid Cap Value Portfolio to the Roszel/Allianz NFJ Mid Cap Value Portfolio. This change was effective as of October 8, 2007.

At the September 20, 2007 Board meeting, the Board voted to approve new sub-advisory agreements (the "New Agreements" and each, a "New Agreement") with three existing sub-advisers, NWQ Investment Management Company, LLC ("NWQ"), Rittenhouse Asset Management, Inc. ("Rittenhouse"), and Marsico Capital Management, LLC ("Marsico"). As is discussed in more detail below, these new approvals were necessary because changes in the ownership structure of the three sub-advisers would lead to the termination of the then existing sub-advisory agreements (the "Old Agreements" and each, an "Old Agreement").

JULY 25, 2007 MEETING

Upon the recommendation of Roszel Advisors, the Board decided to terminate KAR as a sub-adviser because of unsatisfactory performance. At the meeting, Roszel Advisors presented the Board with information about NFJ's investment philosophy and process and the performance history of portfolios that NFJ manages pursuant to its mid cap value investment strategy. Roszel Advisors reminded the Board that at the May 17, 2007 Board meeting, Paul Magnuson, a portfolio manager and managing director for NFJ, made a presentation to the Board explaining NFJ's investment process and strategy with respect to small cap value investments. Roszel Advisors explained to the Board that the only difference between NFJ's process and strategy with respect to small cap value investments and mid cap value investments is the capitalization level targeted for investment. Roszel Advisors also presented the Board with the performance information for NFJ's mid cap value and small cap value investment strategies.

The following discussion is not intended to be all-inclusive. With respect to the new sub-advisory agreement with NFJ, the Board, with the assistance of independent counsel, reviewed a variety of factors and considered a significant amount of information. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the new sub-advisory agreement. The Board did not identify any particular information that was all-important or controlling. The approval determination was made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

Specifically, the Board reviewed information that included: (1) the nature, extent, and quality of the portfolio management services that NFJ is expected to provide to the Portfolio and that it currently provides to another portfolio in the Trust; (2) NFJ's investment, stock selection and research process; (3) the historical performance records of accounts managed by NFJ in both the small and mid cap

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

value styles; (4) the structure of NFJ and its ability to provide services to the Portfolio, based on its financial condition as well as the credentials, reputation, background and investment experience of its personnel; (5) the anticipated costs of services provided and profits expected to be realized by NFJ from serving as a sub-adviser to the Portfolio; (6) any indirect benefits (such as soft dollars) NFJ would receive as a result of serving as a sub-adviser to the Portfolio; (7) the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and (8) the sub-advisory fee to be paid by the Portfolio compared to the sub-advisory fee paid by similar portfolios.

In its evaluation, the Board considered that NFJ will be responsible for managing the investment operations and the composition of the Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectus and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that NFJ will be responsible for (1) providing investment research and supervision of the Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that the Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting the Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio in a manner consistent with its policies.

In considering the performance of the Portfolio, the Board noted that during the time that KAR managed the Portfolio, from May 1, 2005 until January 31, 2007, the Portfolio's average annual total return was 13.6%, while its benchmark index, the Russell 2500 Value Index, had an average annual total return of 21.4% for the same period. Additionally, the Board considered that NFJ's mid cap value strategy is a relatively new strategy for NFJ and NFJ's mid cap value and small cap value strategies utilize the same investment process, with the exception of the capitalization level targeted. Although NFJ's short term performance for the mid cap value strategy slightly trailed its benchmark index (the NFJ mid cap value strategy composite performance for the three year period ended June 30, 2007 was 18.36% annualized compared to a 19.32% return for the Russell Midcap Value Index for the same period), over the ten year period ended June 30, 2007, the NFJ small cap value strategy composite performance was 14.7% annualized compared to a 12.14% return for the Russell 2000 Value Index for the same period.

The Board concluded that, given NFJ's experience in managing investments in the style in which the Portfolio is to be managed and the fact that NFJ has provided satisfactory sub-advisory services to another Portfolio of the Trust, and in light of the small size of the Portfolio and the fact that the Portfolio is designed for use in the Consults Annuity and, therefore, is designed to be sub-advised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the "Consults Program"), a portfolio management program available to individual investors, so that investors have similar options for investment managers under both the Consults Annuity and the Consults Program, there was a reasonable basis on which to conclude that NFJ would be able to provide satisfactory investment sub-advisory services to the Portfolio.

With respect to the sub-advisory fee, Roszel Advisors provided the Board with information that a sub-advisory fee of 40 basis points was fairly common in the industry for funds similar to the Portfolio. The Board acknowledged that the sub-advisory fee to be paid to NFJ by Roszel Advisors would be higher than the fee that was paid to KAR. The Board concluded that the subadvisory fee to be paid to NFJ by Roszel Advisors was reasonable. In reaching that conclusion, the Board considered the sub-advisory fee in light of a variety of factors, including: (1) the nature, quality, and extent of services expected to be provided to the Portfolio; (2) the fact that the current size of the Portfolio made any

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

discussions regarding economies of scale premature; (3) the fact that the sub-advisory fee to be paid by Roszel Advisors was similar to the sub-advisory fees paid for similar portfolios; (4) the fact that, although NFJ would receive a larger sub-advisory fee than KAR received, the total management fee and overall expenses paid by the Portfolio would not change; (5) the fact that at its current size, the Portfolio is so small that the actual dollar amount expected to be received by NFJ for sub-advisory services for an entire year is $10,000, which would be less than the estimated cost to NFJ of providing sub-advisory services to the Portfolio; and (6) that although NFJ may receive benefits through "soft dollar" arrangements by which brokers provide research and execution services to NFJ as part of the brokers' provision of brokerage services to the Portfolio, this was a benefit routinely received by sub-advisers and was also a benefit previously received by KAR.

SEPTEMBER 20, 2007 MEETING

Rittenhouse and NWQ

Each of Rittenhouse and NWQ is a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). On June 19, 2007, Nuveen entered into a merger agreement (the "Transaction Agreement") providing for the acquisition of Nuveen by Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm based in Chicago, Illinois (the "Transaction").

To the extent that the Transaction may be deemed to be a technical "assignment" (as defined under the 1940 Act) of the Old Agreements between Roszel Advisors and each of NWQ and Rittenhouse because of a change in control of their parent company, the Old Agreements would terminate in accordance with the terms of the 1940 Act. In anticipation of the Transaction, on September 20, 2007, the Board, at an "in person" meeting, considered the details of the Transaction and the services provided by NWQ and Rittenhouse and determined that it wished to retain NWQ as the sub-adviser to the Roszel/NWQ Small Cap Value Portfolio and Rittenhouse as the sub-adviser to the Roszel/Rittenhouse Large Cap Growth Portfolio after the completion of the Transaction. Thus, at the September 20th meeting, the Board approved a New Agreement between Roszel Advisors and each of NWQ and Rittenhouse to take effect immediately after the completion of the Transaction. The Transaction was completed on November 13, 2007.

At the September 20, 2007 meeting, the Board was presented with information that the Transaction was a growth-oriented buyout for Nuveen but would not result in any changes to NWQ or Rittenhouse. Based on this information, the Board, with the assistance of independent counsel, concluded that the determinations it made at the March 16, 2007 meeting with respect to the approval of the Old Agreements were still valid, and the Board decided to approve the New Agreements based on the same determinations.

At the March 16, 2007 meeting, the Board reviewed information prepared by Roszel Advisors, NWQ, and Rittenhouse. In addition, the Board also evaluated information contained in a report (the "Report") prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense, and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and a group compiled by the independent consultant consisting of all registered investment companies underlying variable insurance products that are managed in the same investment style as each Portfolio ("Competitor Group").

The following discussion is not intended to be all-inclusive. With respect to the Old Agreements, the Board, with the assistance of independent counsel, reviewed a variety of factors and considered a significant amount of information. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

determinations to approve the Old Agreements. The Board did not identify any particular information that was all-important or controlling. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made. The Board considered and approved each Old Agreement independently of the other Old Agreement.

Specifically, the Board reviewed information that included: (1) the nature, extent, and quality of the portfolio management services that NWQ and Rittenhouse had been providing to the Portfolios and that they were expected to provide to the Portfolios in the future; (2) NWQ's investment process and Rittenhouse's investment process; (3) the historical performance record of the Portfolios; (4) the structure of NWQ and Rittenhouse and their ability to provide services to the Portfolios, based on financial condition as well as the credentials, reputation, background and investment experience of personnel; (5) the anticipated costs of services provided and profits expected to be realized by each of NWQ and Rittenhouse from serving as a sub-adviser to a Portfolio; (6) any indirect benefits (such as soft dollars) NWQ and Rittenhouse would receive as a result of serving as a sub-adviser to a Portfolio; (7) the extent to which economies of scale would be realized as the Portfolios grow and whether fee levels reflect any economies of scale for the benefit of shareholders; and (8) the sub-advisory fees to be paid by the Portfolios compared to the sub-advisory fee paid by similar portfolios.

In its evaluation, the Board considered that NWQ and Rittenhouse are each responsible for managing the investment operations and the composition of a Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in that Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectus and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that NWQ and Rittenhouse are each responsible for (1) providing investment research and supervision of a Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that the Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting the Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio in a manner consistent with its policies.

In considering the performance of the Roszel/NWQ Small Cap Value Portfolio, the Board noted that although the Portfolio had underperformed its benchmark, the Russell 2000 Value Index, for the one year period ended January 31, 2007, it outperformed its benchmark for the three year period ended January 31, 2007 and for the period since the Portfolio's inception. Additionally, for each of the one, two, three, and four year periods ended December 31, 2006, the Portfolio ranked in the 1st quintile relative to its Competitor Group.

In considering the performance of the Roszel/Rittenhouse Large Cap Growth Portfolio, the Board noted that, while the Portfolio had underperformed its benchmark, the S&P 500 Index, for the period since the Portfolio's inception, the Portfolio's performance had improved vis-à-vis its benchmark and similar funds during 2006. Specifically, the Board noted that for the one year period ended December 31, 2006, the Portfolio ranked in the 1st quintile relative to both its Comparable Group and its Competitor Group, ranking 3rd out of 14 funds and 32nd out of 197 funds, respectively.

In reviewing performance of each Portfolio, the Board also considered the small relative size of the Portfolio and the fact that each Portfolio is designed for use in the Consults Annuity and, therefore, is designed to be sub-advised by investment managers that are part of the Consults Program, so that investors have similar options for investment managers under both the Consults Annuity and the Consults Program.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

Given the factors noted above, at the March 16, 2007 meeting, the Board concluded that there was a reasonable basis on which to conclude that NWQ would be able to continue to provide satisfactory investment sub-advisory services to the Roszel/NWQ Small Cap Value Portfolio and that there was a reasonable basis on which to conclude that Rittenhouse would be able to continue to provide satisfactory investment sub-advisory services to the Roszel/Rittenhouse Large Cap Growth Portfolio.

When considering the sub-advisory fee for the Roszel/NWQ Small Cap Value Portfolio, the Board noted that the Portfolio's overall management fee was one of the lowest in both its Comparable Group and its Competitor Group, ranking the 2nd lowest out of 10 funds, and 2nd lowest out of 38 funds, respectively. At the March 16, 2007 meeting, the Board concluded that the sub-advisory fee to be paid to NWQ by Roszel Advisors was reasonable. In reaching that conclusion, the Board considered the sub-advisory fee in light of a variety of factors, including: (1) the nature, quality, and extent of services provided to the Portfolio; (2) the fact that the current size of the Portfolio made any discussions regarding economies of scale premature; (3) the fact that the sub-advisory fee to be paid by Roszel Advisors was similar to the sub-advisory fees paid for similar portfolios; (4) the relatively small amount of total sub-advisory fees that NWQ had received from Roszel Advisors for its services to the Portfolio since inception; and (5) that although NWQ may receive benefits through "soft dollar" arrangements by which brokers provide research and execution services to NWQ as part of the brokers' provision of brokerage services to the Portfolio, this benefit was reasonable and consistent with the types of benefits generally derived by sub-advisers to mutual funds.

When considering the sub-advisory fee for the Roszel/Rittenhouse Large Cap Growth Portfolio, the Board noted that the Portfolio's overall management fee was one of the lowest in both its Comparable Group and its Competitor Group, ranking the 2nd lowest out of 14 funds, and 12th lowest out of 147 funds, respectively. At the March 16, 2007 meeting, the Board concluded that the sub-advisory fee to be paid to Rittenhouse by Roszel Advisors was reasonable. In reaching that conclusion, the Board considered the sub-advisory fee in light of a variety of factors, including: (1) the nature, quality, and extent of services provided to the Portfolio; (2) the fact that the current size of the Portfolio made any discussions regarding economies of scale premature; (3) the fact that the sub-advisory fee to be paid by Roszel Advisors was similar to the sub-advisory fees paid for similar portfolios; (4) the relatively small amount of total sub-advisory fees that Rittenhouse had received from Roszel Advisors for its services to the Portfolio since inception; and (5) that although Rittenhouse may receive benefits through "soft dollar" arrangements by which brokers provide research and execution services to Rittenhouse as part of the brokers' provision of brokerage services to the Portfolio, this benefit was reasonable and consistent with the types of benefits generally derived by sub-advisers to mutual funds.

Marsico

Marsico is the sub-adviser to the Roszel/Marsico Large Cap Growth Portfolio. Prior to December 14, 2007, Marsico was a wholly-owned subsidiary of Bank of America Corporation. On June 14, 2007, Bank of American Corporation announced that it had agreed to sell Marsico back to its founder, Thomas Marsico (the "Sale").

To the extent that the Sale may be deemed to be an "assignment" (as defined under the 1940 Act) of the Old Agreement between Roszel Advisors and Marsico because of a change in the ownership of Marsico, the Old Agreement would terminate in accordance with the terms of the 1940 Act. In anticipation of the Sale, on September 20, 2007, the Board, at an "in person" meeting, considered the details of the Sale and the services provided by Marsico and determined that it wished to retain Marsico as the sub-adviser to the Portfolio after the completion of the Sale. Thus, at the September 20th meeting, the Board approved a New Agreement between Roszel Advisors and Marsico to take effect immediately after the completion of the Sale. The Sale was completed on December 14, 2007.

At the September 20, 2007 meeting, the Board was presented with information that the Sale would have no impact on Marsico's ability to provide sub-advisory services to the Portfolio and that Marsico's reasons for entering into the Sale were to preserve its autonomy and to be able to compensate its

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

employees effectively. Based on this information, the Board, with the assistance of independent counsel, concluded that the determinations it made at the March 16, 2007 meeting with respect to the approval of the Old Agreement were still valid, and the Board decided to approve the New Agreement based on the same determinations.

At the March 16, 2007 meeting, the Board reviewed information prepared by both Roszel Advisors and Marsico. In addition, the Board also evaluated information contained in the Report.

The following discussion is not intended to be all-inclusive. With respect to the Old Agreement, the Board, with the assistance of independent counsel, reviewed a variety of factors and considered a significant amount of information. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the Old Agreement. The Board did not identify any particular information that was all-important or controlling. The approval determination was made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

Specifically, the Board reviewed information that included: (1) the nature, extent, and quality of the portfolio management services that Marsico has been providing to the Portfolio and that Marsico is expected to provide to the Portfolio in the future; (2) Marsico's investment process; (3) the historical performance record of the Portfolio; (4) the structure of Marsico and its ability to provide services to the Portfolio, based on its financial condition as well as the credentials, reputation, background and investment experience of its personnel; (5) the anticipated costs of services provided and profits expected to be realized by Marsico from serving as a subadviser to the Portfolio; (6) any indirect benefits (such as soft dollars) Marsico would receive as a result of serving as a sub-adviser to the Portfolio; (7) the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and (8) the sub-advisory fee to be paid by the Portfolio compared to the sub-advisory fee paid by similar portfolios.

In its evaluation, the Board considered that Marsico is responsible for managing the investment operations and the composition of the Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectus and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that Marsico is responsible for (1) providing investment research and supervision of the Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that the Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting the Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio in a manner consistent with its policies.

In considering the performance of the Portfolio, the Board noted that the Portfolio had outperformed its benchmark, the Russell 1000 Growth Index, since Marsico became its sub-adviser on July 1, 2005.

In reviewing performance, the Board also considered the small relative size of the Portfolio and the fact that the Portfolio is designed for use in the Consults Annuity and, therefore, is designed to be sub-advised by investment managers that are part of the Consults Program, so that investors have similar options for investment managers under both the Consults Annuity and the Consults Program.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (concluded)

Given the factors noted above, at the March 16, 2007 meeting, the Board concluded that there was a reasonable basis on which to conclude that Marsico would be able to continue to provide satisfactory investment sub-advisory services to the Portfolio.

When considering the sub-advisory fee, the Board noted that the Portfolio's overall management fee was one of the lowest in both its Comparable Group and its Competitor Group, ranking the 2nd lowest out of 12 funds, and 4th lowest out of 147 funds, respectively. At the March 16, 2007 meeting, the Board concluded that the sub-advisory fee to be paid to Marsico by Roszel Advisors was reasonable. In reaching that conclusion, the Board considered the sub-advisory fee in light of a variety of factors, including: (1) the nature, quality, and extent of services provided to the Portfolio; (2) the fact that the current size of the Portfolio made any discussions regarding economies of scale premature; (3) the fact that the sub-advisory fee to be paid by Roszel Advisors was similar to the sub-advisory fees paid for similar portfolios; (4) the relatively small amount of total sub-advisory fees that Marsico had received from Roszel Advisors for its services to the Portfolio since it became the sub-adviser in 2005; and (5) that although Marsico may receive benefits through "soft dollar" arrangements by which brokers provide research and execution services to Marsico as part of the brokers' provision of brokerage services to the Portfolio, this benefit was reasonable and consistent with the types of benefits generally derived by sub-advisers to mutual funds.

Trust Management
Trustees and Officers

The Trust's board of trustees is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

The following information is provided for each trustee and officer of the Trust as of December 31, 2007.

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Robert Bordeman 1700 Merrill Lynch Drive Pennington, NJ 08534 (51)	Trustee	Indefinite term Since June 5,2002	1995 - Present Chief Executive Officer, Safeway Insurance Group	24	None

Lisa Wilhelm Haag 1700 Merrill Lynch Drive Pennington, NJ 08534 (49)	Trustee	Indefinite term Since September 7, 2005	February 2008 - Present, Director - Fixed Income & Currency, Trust Investment, The Boeing Company	24	None

			2001 - December, 2007 Vice President Trustmark Insurance

			1995-2000, Senior Vice President, Banc One Capital Markets (currently J.P. Morgan Securities)

Kevin J. Tierney 1700 Merrill Lynch Drive Pennington, NJ 08534 (56)	Trustee Chairperson of the Board	Indefinite term Since June 5, 2002 Indefinite term Since March 2006	1999 - Present Kevin J. Tierney, Attorney at Law	24	None

Trust Management
Trustees and Officers (continued)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Officers

Deborah J. Adler 1700 Merrill Lynch Drive Pennington, NJ 08534 (46)	President	Indefinite term Since March 2006	January 6, 2006 to Present, President, Chairperson of the Board, Chief Executive Officer and Chief Actuary, Merrill Lynch Insurance Group, Inc.	N/A	N/A

	Senior Vice President	September 7, 2005 to March 2006	February 2005 - January 6, 2006, First Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.

	Trustee	May 2003 to September 2005	April 2003 - January 2005, Senior Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.	N/A	N/A

September 2000 - March 2003, Vice President and Chief Actuary, Merrill Lynch Insurance Group, Inc.

Trust Management
Trustees and Officers (concluded)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
J. David Meglen 1700 Merrill Lynch Drive Pennington, NJ 08534 (44)	Vice President	Indefinite term Since June 5, 2002	April 2002 - Present, Vice President and Chief Operating Officer, Roszel Advisors, LLC	N/A	N/A

Ann Strootman 1700 Merrill Lynch Drive Pennington, NJ 08534 (45)	Treasurer and Chief Financial Officer	Indefinite term Since July 13, 2006	February 2008 - Present, Director, Reporting, Planning & Analysis, Merrill Lynch Insurance Group	N/A	N/A

October 2005 - February 2008 Vice President, Reporting, Planning & Analysis, Merrill Lynch Insurance Group

April 2004 - September 2005, Independent Consultant

May 1991 - March 2004, Vice President & Controller, Penn Mutual Life Insurance Company

Barry G. Skolnick 1700 Merrill Lynch Drive Pennington, NJ 08534 (56)	Chief Compliance Officer and Secretary	Indefinite term since June 21, 2005	1990 - Present, Senior Vice President, General Counsel to Merrill Lynch Insurance Group	N/A	N/A

Frances C. Grabish 1700 Merrill Lynch Drive Pennington, NJ 08534 (40)	Assistant Secretary	Indefinite term since June 5, 2002	1999 - Present, Vice President, Senior Counsel to Merrill Lynch Insurance Group	N/A	N/A

MLIG Variable Insurance Trust
FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2007, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

Portfolio	Dividend Received Deduction
Roszel/Lord Abbett Large Cap Value Portfolio	100.00%
Roszel/Davis Large Cap Value Portfolio	65.37
Roszel/BlackRock Relative Value Portfolio	100.00
Roszel/Fayez Sarofim Large Cap Core Portfolio	100.00
Roszel/AllianceBernstein Large Cap Core Portfolio	26.97
Roszel/Loomis Sayles Large Cap Growth Portfolio	100.00
Roszel/Rittenhouse Large Cap Growth Portfolio	30.56
Roszel/Marsico Large Cap Growth Portfolio	—
Roszel/Allianz NFJ Mid Cap Value Portfolio	59.37
Roszel/Cadence Mid Cap Growth Portfolio	10.90
Roszel/NWQ Small Cap Value Portfolio	20.47
Roszel/Delaware Small-Mid Cap Growth Portfolio	9.68
Roszel/Lazard International Portfolio	—
Roszel/JPM International Equity Portfolio	—
Roszel/Lord Abbett Government Securities Portfolio	—
Roszel/BlackRock Fixed-Income Portfolio	—

For the year ended December 31, 2007, the percentage of income earned from direct treasury obligations are approximated as follows:

Portfolio	Direct Treasury Obligations
Roszel/Lord Abbett Government Securities Portfolio	16.42%
Roszel/BlackRock Fixed-Income Portfolio	19.27

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return:

Portfolio	Long-Term Capital Gain 20%
Roszel/Lord Abbett Large Cap Value Portfolio	$742,342
Roszel/Davis Large Cap Value Portfolio	142,282
Roszel/BlackRock Relative Value Portfolio	1,215,579
Roszel/Fayez Sarofim Large Cap Core Portfolio	42,704
Roszel/AllianceBernstein Large Cap Core Portfolio	14,735
Roszel/Loomis Sayles Large Cap Growth Portfolio	—
Roszel/Rittenhouse Large Cap Growth Portfolio	399,711
Roszel/Marsico Large Cap Growth Portfolio	—
Roszel/Allianz NFJ Mid Cap Value Portfolio	22,042
Roszel/Cadence Mid Cap Growth Portfolio	161,055
Roszel/NWQ Small Cap Value Portfolio	1,095,640
Roszel/Delaware Small-Mid Cap Growth Portfolio	452,462
Roszel/Lazard International Portfolio	639,197
Roszel/JPM International Equity Portfolio	220,600
Roszel/Lord Abbett Government Securities Portfolio	—
Roszel/BlackRock Fixed-Income Portfolio	—

For the year ended December 31, 2007, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries are approximated as follows:

Portfolio	Foreign Tax Credit Pass-Through	Foreign Source Income
Roszel/Lazard International Portfolio	$6,733	$135,451
Roszel/JPMorgan International Equity Portfolio	5,253	91,542

Trustees and Officers

Kevin J. Tierney
Independent Trustee and  Chairperson of the Board

Robert M. Bordeman
Independent Trustee

Lisa Wilhelm Haag
Independent Trustee

Deborah J. Adler
President

J. David Meglen
Vice-President

Ann M. Strootman
Treasurer and Chief Financial Officer

Barry G. Skolnick
Secretary and Chief Compliance Officer

Frances C. Grabish
Assistant Secretary

Investment Manager

Roszel Advisors, LLC
1700 Merrill Lynch Drive
Pennington, NJ 08534

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Custodian

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Administrator

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.

MLIG Variable Insurance Trust

P.O. Box 44222

Jacksonville, Florida 32231-4222   # 101199RR-1207

MLIG Variable
Insurance Trust

Roszel/Marsico Large Cap Growth Portfolio

Roszel/Lord Abbett Affiliated Portfolio

Roszel/Allianz CCM Capital Appreciation Portfolio

Roszel/Lord Abbett Mid Cap Value Portfolio

Roszel/Seligman Mid Cap Growth Portfolio

Roszel/Allianz NFJ Small Cap Value Portfolio

Roszel/JPMorgan Small Cap Growth Portfolio

Roszel/Delaware Trend Portfolio

Roszel/Lord Abbett Bond Debenture Portfolio

Annual Report

December 31, 2007

To Our Shareholders:

2007 proved to be a year of dramatic change for financial markets around the globe. After a promising first half, which saw U.S. equity markets and many other equity markets worldwide move to new all time highs, growing concerns over economic fallout from the decline of the U.S. housing market led to lower stock prices and interest rates.

U.S. equity markets had enjoyed several years of relatively steady positive returns without the kind of gut-wrenching ups and downs that worry investors. It was an environment in which risk was rewarded. 2007 brought change on both counts – more conservative investments tended to outperform riskier ones and volatility returned to the markets. Despite all that, the S&P 500 managed a 5.5% gain. Performance among U.S. stocks was skewed in favor of larger companies with more stable earnings (large cap growth stocks) and against smaller companies with more cyclical earnings (small cap value stocks). In every year from 2000 to 2006, stocks of smaller companies had outperformed larger ones. This trend was reversed in 2007, as the Russell Top 200 index (the 200 largest companies in the Russell 3000 index of U.S. stocks) climbed 5.9%, while the Russell 2000 index (the smallest 2000) dropped -1.5%. In every year from 2000 to 2006, value stocks had outperformed growth. This trend also was reversed in 2007 with the Russell 3000 Growth index advancing 11.4%, as the Russell 3000 Value index fell -1.0%. A big part of the problem with value stocks was the dramatic decline in the share prices of many financial companies, which were troubled by credit concerns and writedowns related to their subprime mortgage business.

Non-U.S. stocks, being less directly affected by the U.S. housing and credit markets, fared better. The MSCI EAFE index of developed markets rose 11.6%. The MSCI Emerging Markets index was the clear winner for the year, going up 39.8%. This performance advantage was established earlier in the year. By the end of the year, investors' concerns about the likely impact of a general global credit contraction took root, and both indexes slightly underperformed the S&P 500 in November-December.

Anxiety about the sub-prime problems and the impact of contracting credit availability took their toll on investors' expectations for future economic growth. In September, the Federal Reserve finally intervened with a 0.5% cut in its target rate for inter-bank borrowings, the Fed Funds rate. Two more cuts of 0.25% followed in October and December. These cuts were the Fed's first since 2003, signaling a shift in focus from fighting inflation to stimulating the economy. The Fed's shift and anticipation of economic slowdown put some downward pressure on interest rates. The yield on the 10-year U.S. Treasury bonds had started the year at 4.7%. After pushing to a five-year high of 5.3% in June, it declined to 4.0% at year end. The general decline in interest rates triggered broad gains in the fixed income markets. The Merrill Lynch U.S. Domestic Master Bond index (a measure of investment grade U.S. bond performance) returned 7.2% for 2007. Government bonds (the Merrill Lynch U.S. Government Master Bond Index) were the best sector of the fixed income market, returning 8.8%. As investors shunned credit risk, yield spreads widened on lower rated credits and diminished the gains on other types of bonds. The Merrill Lynch Mortgage Master Bond index returned 7.0%. The Merrill Lynch Corporate Master Bond index returned 4.6%. The Merrill Lynch U.S. High Yield Master II Bond index returned only 2.2%, as price declines offset most of the coupon yield. Three-month Treasury Bills yielded 5.0%.

The markets at the end of 2007 presented a distinctly different picture than at the beginning of the year. Risk taking behavior has turned to risk aversion. Buoyant equity markets have been repriced downward. Market leadership has shifted. Narrow credit spreads have widened. Market volatility has increased. From a bull-market environment, in which everything was moving up, we have shifted to a bear-market environment, in which we expect that skillful security selection and risk management will likely be rewarded.

Individual discussions from each Portfolio's sub-adviser follow this letter. These discussions highlight the influences on 2007 performance for each Portfolio of the MLIG Variable Insurance Trust.

Roszel Advisors, LLC	MLIG Variable Insurance Trust

John R. Manetta	Deborah J. Adler

President and Chief Investment Officer	President

The views expressed in the "Portfolio Manager's Commentary" for each Portfolio of the Trust are those of the Portfolio's sub-adviser and are not necessarily the opinions of Roszel Advisors, LLC or the sub-adviser of any other Portfolio of the Trust. The views and portfolio holdings are as of December 31, 2007, and may have changed since that date.

In addition to historical information, the Portfolio Manager's Commentary for a Portfolio may include forward looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations of the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The sub-adviser of a Portfolio has no obligation to update or revise these statements.

Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Expenses, Portfolio Manager's Commentary, Performance Information, Portfolio Summary and Schedules of Investments:

Notes to Performance Information	4

About Your Portfolio's Expenses	5

Roszel/Marsico Large Cap Growth Portfolio	7

Roszel/Lord Abbett Affiliated Portfolio	11

Roszel/Allianz CCM Capital Appreciation Portfolio	16

Roszel/Lord Abbett Mid Cap Value Portfolio	20

Roszel/Seligman Mid Cap Growth Portfolio	24

Roszel/Allianz NFJ Small Cap Value Portfolio	29

Roszel/JPMorgan Small Cap Growth Portfolio	33

Roszel/Delaware Trend Portfolio	38

Roszel/Lord Abbett Bond Debenture Portfolio	42

Statements of Assets and Liabilities	51

Statements of Operations	54

Statements of Changes in Net Assets	57

Financial Highlights	62

Notes to Financial Statements	67

Report of Independent Registered Public Accounting Firm	74

Approval of Investment Advisory Contract	75

Trust Management	77

Federal Tax Information (Unaudited)	80

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. High Yield Master II Index consists of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2000 Growth Index measures the performance of companies in the Russell 2000 Index with higher price to book ratios and higher forecasted growth rates.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

4

MLIG Variable Insurance Trust
About Your Portfolio's Expenses

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

Based on Actual Portfolio Return

The section below provides information about actual account values and actual expenses.You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07	Annualized Six-Month Expense Ratio
Roszel/Marsico Large Cap Growth Portfolio	$1,000.00	$1,119.20	$5.88	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1,000.00	986.00	5.51	1.10
Roszel/Allianz CCM Capital Appreciation Portfolio	1,000.00	1,074.50	5.75	1.10
Roszel/Lord Abbett Mid Cap Value Portfolio	1,000.00	903.80	5.52	1.15
Roszel/Seligman Mid Cap Growth Portfolio	1,000.00	1,008.60	5.82	1.15
Roszel/Allianz NFJ Small Cap Value Portfolio	1,000.00	930.50	5.60	1.15
Roszel/JPMorgan Small Cap Growth Portfolio	1,000.00	1,028.20	6.39	1.25
Roszel/Delaware Trend Portfolio	1,000.00	996.80	5.79	1.15
Roszel/Lord Abbett Bond Debenture Portfolio	1,000.00	1,016.90	5.59	1.10

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (concluded)

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use the information to compare the ongoing costs of investing in shares of the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 - 12/31/07	Annualized Six-Month Expense Ratio
Roszel/Marsico Large Cap Growth Portfolio	$1,000	$1,019.66	$5.60	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1,000	1,019.66	5.60	1.10
Roszel/Allianz CCM Capital Appreciation Portfolio	1,000	1,019.66	5.60	1.10
Roszel/Lord Abbett Mid Cap Value Portfolio	1,000	1,019.41	5.85	1.15
Roszel/Seligman Mid Cap Growth Portfolio	1,000	1,019.41	5.85	1.15
Roszel/Allianz NFJ Small Cap Value Portfolio	1,000	1,019.41	5.85	1.15
Roszel/JPMorgan Small Cap Growth Portfolio	1,000	1,018.90	6.36	1.25
Roszel/Delaware Trend Portfolio	1,000	1,019.41	5.85	1.15
Roszel/Lord Abbett Bond Debenture Portfolio	1,000	1,019.66	5.60	1.10

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

Equities were beset by a growing malaise that encompassed (but was not limited to) mortgage finance problems, credit market pressures, further downdrafts in the US housing market, higher oil prices, growing concerns about the potential for a significant US economic slowdown, inflation concerns, and nascent signs of decelerating global economic growth. Despite these headwinds, large capitalization indices posted positive returns. For the 12-months ended December 31, 2007, the S&P 500 Index gained 5.5% and the Russell 1000 Growth Index rose 11.8%.

Large-capitalization "growth" equities substantially outperformed large-capitalization "value" equities, primarily due to improved performance in the information technology sector (among the largest sector in the Russell 1000 Growth Index) and weakness in the financials sector (which represents a significant weighting in the Russell 1000 Value Index). Large capitalization equities outperformed small capitalization equities (as measured by the Russell 1000 Index and Russell 3000 Index). Large capitalization equities benefited as the market, particularly in the latter stages of the 12-month period, seemed to experience a shift in leadership that increasingly favored larger-sized, higher-quality "franchise growth" companies.

Factors Affecting Portfolio Performance

For the year ended December 31, 2007, the Portfolio outperformed its benchmark, the Russell 1000 Growth Index. Stock selection in the information technology, telecommunication services, industrials, materials, and energy sectors were the primary areas of strength for the Portfolio. Information technology positions MasterCard, Inc., Apple, Inc., and Google, Inc. appreciated sharply. Wireless telecommunication services providers China Mobile Ltd. and Mexico-based America Movil S.A.B. de C.V. posted solid gains as subscriber growth continued in a number of the emerging markets they serve. Stock selection in the industrials sector was strong. Industrial services company Jacobs Engineering Group, Inc., metal component manufacturer Precision Castparts Corp., and railroad operator Union Pacific Corp. each had a material, positive effect on the Portfolio's annual performance results. In the materials sector, agricultural products company Monsanto Co. posted a strong gain. Monsanto Co. has benefited from growth in its corn seed business and improved revenues for its Roundup chemical product. Energy services companies Schlumberger Ltd. and Petroleo Brasileiro S/A were also among the Portfolio's strongest performing individual positions. Both positions benefited from increased exploration and development in the oil and gas industry. Certain consumer discretionary positions also performed well, particularly hotel/casino companies MGM Mirage, Wynn Resorts, Ltd., and Las Vegas Sands Corp.

There were also a few factors that negatively impacted the Portfolio's performance. The Portfolio's emphasis in the weak-performing consumer discretionary sector hurt returns, as did specific holdings including media company Comcast Corp. and auto-manufacturer Toyota Motor Corp. (Comcast was sold prior to year-end.) Though the Portfolio reduced its exposure to the financials sector during the year, the portfolio had – on average – greater exposure to the sector than the Russell 1000 Growth Index. This positioning hurt the Portfolio, as financials were among the weakest performing sectors of the market. The Portfolio's position in brokerage firm Lehman Brothers Holdings Inc. and mortgage lender Fannie Mae posted negative returns in the period. (Fannie Mae was sold during the period.) A position in biotechnology company Genentech, Inc. was a further, material detractor to performance. As mentioned earlier, stock selection in the telecommunication services sector was very strong. The Portfolio's overweighted posture in the sector versus index, however, hurt Portfolio performance as telecommunication services was one of the weakest performing sectors of the benchmark index. Additionally, the Portfolio had an average of nearly 7% in cash equivalent positions during the fiscal year. A more fully-invested posture would have helped the Portfolio's performance, as equity returns were much better than returns on cash instruments.

The preceding commentary was prepared by the Portfolio's sub-adviser, Marsico Capital Management, LLC

7

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Marsico Large Cap Growth Portfolio	22.34%	8.63%
S&P 500 Index	5.49%	9.42%
Russell 1000 Growth Index	11.81%	9.07%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
UnitedHealth Group, Inc.	4.4%
McDonald's Corp.	4.3
Goldman Sachs Group, Inc. (The)	4.2
Mastercard, Inc. (Class A)	3.9
Apple, Inc.	3.9
Monsanto Co.	3.4
Jacobs Engineering Group, Inc.	3.4
Schlumberger Ltd.	3.3
Google, Inc. (Class A)	3.2
Lockheed Martin Corp.	3.2
Total	37.2%

Holdings by Sector	Percentage of Net Assets
Information Technology	18.9%
Industrials	13.7
Consumer Discretionary	12.9
Energy	10.4
Health Care	9.5
Telecommunication Services	7.7
Materials	7.4
Financials	6.8
Consumer Staples	4.5
Other#	8.2
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

8

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—91.8%
Consumer Discretionary—12.9%
Automobiles—1.8%
Toyota Motor Corp., ADR	13,243	$1,406,009
Hotels, Restaurants & Leisure—11.1%
Las Vegas Sands Corp.*	19,961	2,056,981
McDonald's Corp.	55,350	3,260,668
MGM Mirage *	1,404	117,964
Wynn Resorts Ltd.	14,168	1,588,658
Yum! Brands, Inc.	37,276	1,426,553
		8,450,824
Total Consumer Discretionary		9,856,833
Consumer Staples—4.5%
Beverages—1.8%
Coca-Cola Co. (The)	12,451	764,118
Heineken NV, ADR	17,748	567,049
		1,331,167
Food & Staples Retailing—2.7%
CVS Caremark Corp .	34,454	1,369,546
Tesco plc, ADR	25,234	707,814
		2,077,360
Total Consumer Staples		3,408,527
Energy—10.4%
Energy Equipment & Services—7.4%
Cameron International Corp.*	25,766	1,240,118
Schlumberger Ltd.	25,804	2,538,339
Transocean, Inc.	12,859	1,840,766
		5,619,223
Oil, Gas & Consumable Fuels—3.0%
Petroleo Brasileiro SA, ADR	19,966	2,300,882
Total Energy		7,920,105
Financials—6.8%
Capital Markets—6.8%
Goldman Sachs Group, Inc. (The)	14,728	3,167,256
Lehman Brothers Holdings, Inc.	30,621	2,003,838
Total Financials		5,171,094
Health Care—9.5%
Biotechnology—2.0%
Genentech, Inc. *	22,450	1,505,721
Health Care Providers & Services—4.4%
UnitedHealth Group, Inc.	58,033	3,377,521
Pharmaceuticals—3.1%
Merck & Co., Inc.	30,367	1,764,626
Schering-Plough Corp	22,918	610,536
		2,375,162
Total Health Care		7,258,404
Industrials—13.7%
Aerospace & Defense—8.3%
Boeing Co.	6,446	563,767
General Dynamics Corp.	22,157	1,971,752
Lockheed Martin Corp.	23,115	2,433,085
Precision Castparts Corp.	9,700	1,345,390
		6,313,994

	Shares	Value
Air Freight & Logistics—0.2%
FedEx Corp.	1,905	$169,869
Construction & Engineering—3.4%
Jacobs Engineering Group, Inc. *	26,802	2,562,539
Road & Rail—1.8%
Union Pacific Corp.	10,804	1,357,198
Total Industrials		10,403,600
Information Technology—18.9%
Communications Equipment—0.7%
Qualcomm, Inc.	13,535	532,602
Computers & Peripherals—5.4%
Apple, Inc. *	14,974	2,966,050
Hewlett-Packard Co.	23,435	1,182,999
		4,149,049
Internet Software & Services—3.2%
Google, Inc. (Class A) *	3,557	2,459,594
IT Services—4.0%
Mastercard, Inc. (Class A)	13,998	3,012,370
Semiconductors & Semiconductor Equipment—2.7%
Intel Corp.	77,617	2,069,269
Software—2.9%
Microsoft Corp.	62,295	2,217,702
Total Information Technology		14,440,586
Materials—7.4%
Chemicals—7.4%
Air Products & Chemicals, Inc.	11,651	1,149,138
Monsanto Co.	23,284	2,600,590
Praxair, Inc.	21,387	1,897,241
Total Materials		5,646,969
Telecommunication Services—7.7%
Diversified Telecommunication Services—2.6%
AT&T, Inc.	47,560	1,976,594
Wireless Telecommunication Services—5.1%
America Movil SA de CV, ADR	24,485	1,503,134
China Mobile Ltd., ADR	27,260	2,368,076
		3,871,210
Total Telecommunication Services		5,847,804
Total Common Stocks (Cost—$58,465,702)		69,953,922

See Notes to Financial Statements.
9

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—9.2%
Repurchase Agreements**—9.2%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 01/02/08, total to be received $7,065,746 (Cost—$7,064,015)	$7,064,015	$7,064,015
Total Investments—101.0% (Cost—$65,529,717)		77,017,937
Liabilities in Excess of Other Assets—(1.0)%		(791,760)
Net Assets—100.0%		$76,226,177

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.
10

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The equity market, as measured by the S&P 500 Index, gained a total return of 5.5% in 2007, despite a notable rise in volatility, which included three significant corrections. The first correction occurred in February and March, when the S&P 500 (with dividends reinvested) dropped nearly 6% due to a sharp sell-off that began in the Shanghai stock index. Fortunately, the sell-off proved to be short-lived, with the market ultimately establishing a new all-time high in July. The euphoria did not last long, however, as the market's second major correction, which knocked the index down more than 9%, began in mid-July. With a little help from the Federal Reserve Board's interest-rate cuts, the market recovered yet again and set another record high in early October, only to stumble again late in November by 10% – the first drop of that magnitude in four and a half years. The year ended with a decline in December – the first December sell-off in five years.

The surge in volatility was caused by several factors. Relative to other securities, namely Treasury bonds, equities were substantially undervalued. And with the financial system awash with money (M2 expanded at its fastest pace in four years) there was plenty of liquidity to drive equity prices higher. However, the crisis in the sub-prime mortgage market increased the uncertainty surrounding the future of earnings growth, which in turn caused investors to demand a higher risk premium to own equities. Combined, these factors created a seesaw-effect in the market.

Like the equity market, the economy progressed at an uneven pace during 2007. Held back by further declines in residential fixed investment, an expanding trade deficit, and a drop-off in inventory investment, first quarter growth was a paltry 0.6%. In stepwise fashion the pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively. The momentum did not last long though. The pace of economic activity moderated significantly in the fourth quarter (to less than 2%) as banks – burdened by a deterioration in their balance sheets – tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment. For the full year, the economy grew 2.7%, down only marginally from 2.9% in 2006.

Factors Affecting Portfolio Performance

For the year end December 31, 2007, the Portfolio outperformed its benchmark, the Russell 1000 Value Index. The Portfolio's underweight of the slumping financial services sector was the largest contributor to relative performance during 2007. The sector underperformed as turmoil in the sub-prime mortgage market sent the broader sector down. Stock selection within the sector also aided relative performance, with Bank of New York Mellon outperforming its peers. The preeminent provider of fiduciary and securities services advanced nicely this year, owing to the positive synergies resulting from its July merger and its lack of exposure to sub-prime mortgages. Stock selection within the materials and processing sector was another notable contributor, as Monsanto benefited nicely from strong demand for corn seed, at least partially due to an increased interest in corn-based ethanol. In addition, stock selection within technology aided relative performance, as Microsoft finished the year on a very strong note. The computer software giant exceeded investors' third quarter expectations, reporting increased sales across most business lines and an acceleration in demand for the company's Vista software suite.

The Portfolio's underweight of the integrated oils sector detracted from relative performance, as crude oil prices climbed above $90 per barrel for the first time. Stock selection within the consumer discretionary sector also hurt relatively, as internet services provider IAC/InterActive experienced weakness in two major business segments. Despite surpassing earnings expectations for each quarter of 2007, rental car company Hertz also underperformed for the year, troubled by higher gasoline prices and a possible slowdown in air travel. Lastly, the underweight within the utilities sector detracted, as this more defensive sector held up well in the broad market decline during the second half of the year.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord Abbett & Co. LLC

11

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Lord Abbett Affiliated Portfolio	3.64%	11.94%
S&P 500 Index	5.49%	12.66%
Russell 1000 Value Index	(0.17)%	14.90%

  *  See Notes to Performance Information.

  †  May 1, 2003.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp.	4.5%
Bank Of New York Mellon Corp. (The)	4.2
General Electric Co.	3.8
IAC/InterActiveCorp.	2.5
Fannie Mae	2.5
AT&T, Inc.	2.4
JPMorgan Chase & Co.	2.4
Abbott Laboratories	2.3
Microsoft Corp.	2.1
Coca-Cola Enterprises, Inc.	2.1
Total	28.8%

Holdings by Sector	Percentage of Net Assets
Financials	19.6%
Consumer Staples	15.0
Information Technology	10.7
Industrials	9.9
Energy	8.8
Health Care	8.0
Consumer Discretionary	5.5
Materials	4.8
Utilities	4.0
Telecommunication Services	2.9
Other#	10.8
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

12

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—89.2%
Consumer Discretionary—5.5%
Automobiles—0.1%
General Motors Corp.	3,300	$82,137
Hotels, Restaurants & Leisure—0.2%
Carnival Corp.	2,400	106,776
Internet & Catalog Retail—2.5%
IAC/InterActiveCorp. *	53,650	1,444,258
Media—1.0%
News Corp. (Class B)	10,300	218,875
Time Warner, Inc.	21,300	351,663
		570,538
Multiline Retail—0.6%
Kohl's Corp. *	8,100	370,980
Specialty Retail—1.1%
J. Crew Group, Inc. *	12,800	617,088
Total Consumer Discretionary		3,191,777
Consumer Staples—15.0%
Beverages—4.0%
Coca-Cola Co. (The)	17,800	1,092,386
Coca-Cola Enterprises, Inc.	47,400	1,233,822
		2,326,208
Food & Staples Retailing—4.3%
CVS Caremark Corp.	19,400	771,150
Kroger Co. (The)	16,300	435,373
Safeway, Inc.	2,900	99,209
SUPERVALU, Inc.	20,300	761,656
Wal-Mart Stores, Inc.	9,600	456,288
		2,523,676
Food Products—4.1%
Archer-Daniels-Midland Co.	18,000	835,740
General Mills, Inc.	2,900	165,300
Kraft Foods, Inc.	35,334	1,152,948
W.M. Wrigley Jr. Co.	3,400	199,070
		2,353,058
Household Products—2.3%
Colgate-Palmolive Co.	3,300	257,268
Procter & Gamble Co.	14,847	1,090,067
		1,347,335
Tobacco—0.3%
Altria Group, Inc.	1,900	143,602
Total Consumer Staples		8,693,879
Energy—8.8%
Energy Equipment & Services—1.1%
Schlumberger Ltd.	4,854	477,488
Smith International, Inc.	2,400	177,240
		654,728
Oil, Gas & Consumable Fuels—7.7%
Chevron Corp.	3,500	326,655
Devon Energy Corp.	3,300	293,403

	Shares	Value
Exxon Mobil Corp.	28,044	$2,627,442
Marathon Oil Corp.	3,100	188,666
Occidental Petroleum Corp.	4,600	354,154
Spectra Energy Corp.	14,850	383,427
Valero Energy Corp.	1,600	112,048
XTO Energy, Inc.	3,925	201,588
		4,487,383
Total Energy		5,142,111
Financials—19.6%
Capital Markets—6.2%
Bank Of New York Mellon Corp. (The)	49,558	2,416,448
Charles Schwab Corp. (The)	24,700	631,085
Morgan Stanley	10,800	573,588
		3,621,121
Commercial Banks—3.1%
Marshall & Ilsley Corp.	4,200	111,216
PNC Financial Services Group, Inc.	8,200	538,330
SunTrust Banks, Inc.	5,100	318,699
Wells Fargo & Co.	28,400	857,396
		1,825,641
Consumer Finance—0.2%
American Express Co.	2,400	124,848
Diversified Financial Services—4.0%
Citigroup, Inc.	31,924	939,843
JPMorgan Chase & Co.	31,653	1,381,653
		2,321,496
Insurance—3.6%
American International Group, Inc.	7,459	434,860
AON Corp.	17,000	810,730
Hartford Financial Services Group, Inc.	2,400	209,256
MetLife, Inc.	4,100	252,642
Prudential Financial, Inc.	3,800	353,552
		2,061,040
Thrifts & Mortgage Finance—2.5%
Fannie Mae	35,600	1,423,288
Total Financials		11,377,434
Health Care—8.0%
Biotechnology—0.7%
Amgen, Inc. *	9,000	417,960
Pharmaceuticals—7.3%
Abbott Laboratories	24,000	1,347,600
Bristol-Myers Squibb Co.	20,500	543,660
Eli Lilly & Co.	9,600	512,544
Mylan, Inc. *	169	171,746
Schering-Plough Corp.	6,500	173,160
Teva Pharmaceutical Industries Ltd., ADR	22,400	1,041,152
Wyeth	9,394	415,121
		4,204,983
Total Health Care		4,622,943

See Notes to Financial Statements.
13

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of December 31, 2007 (continued)  (in U.S. dollars)

	Shares	Value
Industrials—9.9%
Aerospace & Defense—0.5%
Rockwell Collins, Inc.	3,700	$266,289
Air Freight & Logistics—0.6%
United Parcel Service, Inc. (Class B)	5,300	374,816
Airlines—1.0%
Delta Air Lines, Inc. *	36,900	549,441
Commercial Services & Supplies—0.3%
Waste Management, Inc.	5,466	178,574
Electrical Equipment—1.7%
Emerson Electric Co.	17,834	1,010,475
Industrial Conglomerates—4.0%
3M Co.	1,100	92,752
General Electric Co.	60,200	2,231,614
		2,324,366
Machinery—0.7%
Caterpillar, Inc.	1,842	133,655
Eaton Corp.	2,922	283,288
		416,943
Road & Rail—1.1%
Hertz Global Holdings, Inc. *	39,000	619,710
Total Industrials		5,740,614
Information Technology—10.7%
Communications Equipment—2.0%
Cisco Systems, Inc. *	3,600	97,452
Corning, Inc.	8,800	211,112
Juniper Networks, Inc. *	13,500	448,200
Qualcomm, Inc.	10,300	405,305
		1,162,069
Computers & Peripherals—3.6%
Hewlett-Packard Co.	20,000	1,009,600
Sun Microsystems, Inc. *	60,125	1,090,066
		2,099,666
Electronic Equipment & Instruments—0.1%
Avnet, Inc. *	1,500	52,455
Internet Software & Services—0.3%
Yahoo!, Inc. *	8,900	207,014
IT Services—0.4%
Paychex, Inc.	1,100	39,842
Western Union Co. (The)	7,500	182,100
		221,942

	Shares	Value
Semiconductors & Semiconductor Equipment—0.6%
Altera Corp.	10,600	$204,792
Nvidia Corp. *	4,000	136,080
		340,872
Software—3.7%
Microsoft Corp.	35,000	1,246,000
Oracle Corp. *	40,800	921,264
		2,167,264
Total Information Technology		6,251,282
Materials—4.8%
Chemicals—2.1%
Monsanto Co.	7,872	879,224
Praxair, Inc.	4,308	382,163
		1,261,387
Metals & Mining—2.7%
Barrick Gold Corp.	20,900	878,845
Cia Vale do Rio Doce, ADR	4,000	130,680
Freeport-McMoRan Copper & Gold, Inc.	5,300	542,932
		1,552,457
Total Materials		2,813,844
Telecommunication Services—2.9%
Diversified Telecommunication Services—2.9%
AT&T, Inc.	33,392	1,387,772
Verizon Communications, Inc.	7,500	327,675
Total Telecommunication Services		1,715,447
Utilities—4.0%
Electric Utilities—2.6%
FPL Group, Inc.	6,300	427,014
PPL Corp.	10,300	536,527
Progress Energy, Inc.	11,888	575,736
		1,539,277
Multi-Utilities—1.4%
PG&E Corp.	12,500	538,625
Sempra Energy	4,100	253,708
		792,333
Total Utilities		2,331,610
Total Common Stocks (Cost—$50,044,979)		51,880,941

See Notes to Financial Statements.
14

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—4.7%
Repurchase Agreement **—4.7%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 1/02/08, total to be received $2,720,412 (Cost—$2,719,746)	$2,719,746	$2,719,746
Total Investments—93.9% (Cost—$52,764,725)		54,600,687
Other Assets Less Liabilities—6.1%		3,540,552
Net Assets—100.0%		$58,141,239

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.
15

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The year started out with steady gains, but as 2007 progressed there was nothing steady about it. It was marked by uncertainty and a good deal of price volatility. With the faltering housing markets and the unraveling of sub-prime mortgages, credit became increasingly hard to come by and the strong merger market of the first half of the year was one of the casualties of the second half. During 2007, investors learned to deal with oil prices twice what they were at the beginning of the year, a level that was itself unheard of not long ago. There were several days with radical swings in stock prices caused by factors that had little or nothing to do with the companies themselves. On the plus side, earnings reports (especially among energy and industrial sector companies) were in line with or better than expectations during the year. A good portion of these positive trends was attributable to economic growth outside the US combined with extreme pressure on the dollar. U.S. exports have been relatively cheap and therefore more competitive in global markets. This environment was especially beneficial to companies whose products and services were related to the global commodity and infrastructure boom. In an attempt to bolster the slowing economy, the Federal Reserve Board began cutting rates in September, with a total cut of 100 basis points by December 31. The Fed is currently clearly torn between stimulating the economy and the distant threat of rising inflation on the horizon, but that threat is somewhat skewed by the skyrocketing price of crude oil. The volatility of the year behind us will not subside quickly or completely, but we expect the year ahead to demonstrate greater stability as it advances, which should suit our focus on fundamentals.

Factors Affecting Portfolio Performance

For the year end December 31, 2007, the Portfolio outperformed its benchmark, the Russell 1000 Index. Growth investing returned to favor in 2007 but it was sometimes found in unusual sectors. We continued to maintain a relatively high exposure to technology and industrials, but also held a fair portion of energy and financial stocks. The industrial sector was the greatest contributor to relative performance as global growth continued in 2007 and the Portfolio held a relatively high proportion of assets exposed to this expansion of infrastructure. Jacobs Engineering Group Inc. saw its stock price more than double during the year as it benefited from robust demand for its engineering services. Closer to home, industrial stocks serving agricultural end markets, like Deere & Co., also did exceptionally well. Their returns were partially attributable to rising demand for corn for ethanol. Commodity prices rose for most of the year and the Portfolio's energy holdings had a substantial impact on performance. Global demand for fuel has kept supplies of both oil and natural gas tight relative to the historical averages, and therefore energy sector companies have posted close to the strongest earnings growth of all sectors. National Oilwell Varco Inc. (oilfield equipment) was the Portfolio's top stock gainer. We continue to favor energy going into 2008; holdings are currently slightly more tilted to the exploration and production companies than to services. The information technology sector has been very volatile for some time, but the Portfolio's holdings generally outperformed those of the Russell 1000 Index in 2007. Hardware and semiconductor companies did better than software and service companies and – on a relative basis – this sector was the top contributor. Apple Inc. has been seemingly unstoppable. The company continues to develop and introduce new products and innovate on its existing line, generating very strong earnings growth. The top gaining semiconductor stock was MEMC Electronics, a semiconductor wafer manufacturer. With strong demand from the solar industry, MEMC has been able to maintain pricing and margins that otherwise would have been eroded by weaker demand from traditional semiconductor end markets. Rising oil prices overcame consumer confidence as the year wore on and consumer discretionary stocks posted the strategy's sharpest decline. The widening credit crisis and the relentless climb in oil prices finally succeeded in putting the brakes on consumer spending, and weakness was pervasive in all segments of the sector. Going into 2008, we continue to favor traditional growth sectors including information technology and industrials, still the greatest weights in the Portfolio. We also believe there will be further opportunities in the energy sector. While asset quality problems are being addressed by the banks, we will continue to tilt the Portfolio's financial sector exposure toward insurance and more diversified financials, but will watch the banks for a potential return to growth later this year.

The preceding commentary was prepared by the Portfolio's sub-adviser, Cadence Capital Management LLC.

16

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Allianz CCM Capital Appreciation Portfolio	17.69%	13.81%
S&P 500 Index	5.49%	12.66%
Russell 1000 Index	5.77%	13.29%

  *  See Notes to Performance Information.

  †  May 1, 2003.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Apple, Inc.	2.1%
Microsoft Corp.	2.0
Intel Corp.	1.7
Mastercard, Inc. (Class A)	1.7
MEMC Electronic Materials, Inc.	1.6
Hewlett-Packard Co.	1.6
Monsanto Co.	1.5
Cisco Systems, Inc.	1.5
Occidental Petroleum Corp.	1.5
Medco Health Solutions, Inc.	1.5
Total	16.7%

Holdings by Sector	Percentage of Net Assets
Information Technology	28.2%
Industrials	21.4
Health Care	11.1
Financials	10.8
Energy	8.5
Consumer Discretionary	7.1
Materials	5.4
Consumer Staples	5.0
Telecommunication Services	1.2
Other#	1.3
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

17

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—98.7%
Consumer Discretionary—7.1%
Hotels, Restaurants & Leisure—1.2%
McDonald's Corp.	32,990	$1,943,441
Internet & Catalog Retail—1.4%
Amazon.Com, Inc. *	23,940	2,217,802
Media—2.0%
Omnicom Group, Inc.	32,930	1,565,163
Walt Disney Co. (The)	51,280	1,655,318
		3,220,481
Specialty Retail—1.2%
Gap, Inc. (The)	92,150	1,960,952
Textiles, Apparel & Luxury Goods—1.3%
Nike, Inc. (Class B)	31,110	1,998,506
Total Consumer Discretionary		11,341,182
Consumer Staples—5.0%
Beverages—1.3%
Coca-Cola Co. (The)	33,670	2,066,328
Food & Staples Retailing—1.2%
Costco Wholesale Corp.	27,340	1,907,238
Food Products—1.2%
Bunge Ltd.	15,800	1,839,278
Tobacco—1.3%
Loews Corp.-Carolina Group	24,000	2,047,200
Total Consumer Staples		7,860,044
Energy—8.5%
Energy Equipment & Services—2.2%
National Oilwell Varco, Inc. *	27,090	1,990,031
Transocean, Inc.	10,284	1,472,155
		3,462,186
Oil, Gas & Consumable Fuels—6.3%
Apache Corp.	19,350	2,080,899
Exxon Mobil Corp.	21,750	2,037,758
Marathon Oil Corp.	29,270	1,781,372
Occidental Petroleum Corp.	30,400	2,340,496
Valero Energy Corp.	25,780	1,805,373
		10,045,898
Total Energy		13,508,084
Financials—10.8%
Capital Markets—2.7%
Charles Schwab Corp. (The)	88,610	2,263,986
State Street Corp.	26,000	2,111,200
		4,375,186
Diversified Financial Services—1.4%
CME Group, Inc.	3,261	2,237,046
Insurance—6.7%
Assurant, Inc.	25,210	1,686,549
Chubb Corp.	29,340	1,601,377

	Shares	Value
Everest Re Group Ltd.	16,610	$1,667,644
MetLife, Inc.	28,430	1,751,857
Prudential Financial, Inc.	20,280	1,886,851
Travelers Cos., Inc. (The)	36,960	1,988,448
		10,582,726
Total Financials		17,194,958
Health Care—11.1%
Biotechnology—2.4%
Amgen, Inc. *	34,360	1,595,678
Gilead Sciences, Inc. *	47,850	2,201,579
		3,797,257
Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	34,540	2,005,047
Health Care Providers & Services—3.9%
Aetna, Inc.	35,230	2,033,828
McKesson Corp.	28,650	1,876,861
Medco Health Solutions, Inc. *	23,000	2,332,200
		6,242,889
Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc. *	32,610	1,880,945
Pharmaceuticals—2.3%
Merck & Co., Inc.	34,080	1,980,389
Wyeth	39,700	1,754,343
		3,734,732
Total Health Care		17,660,870
Industrials—21.4%
Aerospace & Defense—8.4%
General Dynamics Corp.	22,280	1,982,697
Goodrich Corp.	26,060	1,840,097
Honeywell International, Inc.	31,090	1,914,211
Lockheed Martin Corp.	16,880	1,776,789
Northrop Grumman Corp.	23,500	1,848,040
Precision Castparts Corp.	14,580	2,022,246
Raytheon Co.	32,550	1,975,785
		13,359,865
Construction & Engineering—1.3%
Jacobs Engineering Group, Inc. *	21,470	2,052,746
Electrical Equipment—2.7%
Cooper Industries Ltd. (Class A)	40,070	2,118,902
Emerson Electric Co.	39,520	2,239,203
		4,358,105
Industrial Conglomerates—2.7%
McDermott International, Inc. *	36,300	2,142,789
Textron, Inc.	29,340	2,091,942
		4,234,731
Machinery—6.3%
AGCO Corp. *	28,780	1,956,465
Deere & Co.	23,660	2,203,219
Manitowoc Co., Inc. (The)	40,510	1,978,103

See Notes to Financial Statements.
18

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Parker Hannifin Corp.	26,635	$2,005,882
SPX Corp.	18,060	1,857,471
		10,001,140
Total Industrials		34,006,587
Information Technology—28.2%
Communications Equipment—5.3%
Cisco Systems, Inc. *	88,820	2,404,357
Corning, Inc.	80,150	1,922,799
Harris Corp.	32,740	2,052,143
Juniper Networks, Inc. *	60,010	1,992,332
		8,371,631
Computers & Peripherals—7.5%
Apple, Inc. *	17,150	3,397,072
EMC Corp. *	117,910	2,184,872
Hewlett-Packard Co.	51,560	2,602,749
International Business Machines Corp.	18,290	1,977,149
Seagate Technology	68,000	1,734,000
		11,895,842
Internet Software & Services—1.0%
eBay, Inc. *	50,810	1,686,384
IT Services—2.9%
Accenture, Ltd. (Class A)	53,680	1,934,090
Mastercard, Inc. (Class A)	12,200	2,625,440
		4,559,530
Semiconductors & Semiconductor Equipment—4.6%
Intel Corp.	99,900	2,663,334
MEMC Electronic Materials, Inc. *	29,430	2,604,261
Nvidia Corp. *	59,640	2,028,953
		7,296,548
Software—6.9%
Adobe Systems, Inc. *	42,920	1,833,972
Autodesk, Inc. *	39,450	1,963,032
BMC Software, Inc. *	54,550	1,944,162
Microsoft Corp.	91,380	3,253,128
Oracle Corp. *	90,820	2,050,715
		11,045,009
Total Information Technology		44,854,944
Materials—5.4%
Chemicals—2.8%
Celanese Corp. (Class A)	48,190	2,039,401
Monsanto Co.	21,540	2,405,802
		4,445,203
Containers & Packaging—1.4%
Owens-Illinois, Inc. *	45,030	2,228,985
Metals & Mining—1.2%
Freeport-McMoRan Copper & Gold, Inc. (Class B)	17,720	1,815,237
Total Materials		8,489,425

	Shares	Value
Telecommunication Services—1.2%
Diversified Telecommunication Services—1.2%
AT&T, Inc.	44,760	$1,860,226
Total Common Stocks (Cost—$129,447,576)		156,776,320
	Principal Amount
Short-Term Securities—1.4%
Repurchase Agreement **—1.4%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 1/02/08, total to be received $2,160,501 (Cost—$2,159,972)	$2,159,972	2,159,972
Total Investments—100.1% (Cost—$131,637,548)		158,936,292
Liabilities in Excess of Other Assets—(0.1)%		(116,679)
Net Assets—100.0%		$158,819,613

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.
19

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The equity market, as measured by the S&P 500 Index, gained a total return of 5.5% in 2007, despite a notable rise in volatility, which included three significant corrections. The first correction occurred in February and March, when the S&P 500 (with dividends reinvested) dropped nearly 6% due to a sharp sell-off that began in the Shanghai stock index. Fortunately, the sell-off proved to be short-lived, with the market ultimately establishing a new all-time high in July. The euphoria did not last long, however, as the market's second major correction, which knocked the index down more than 9%, began in mid-July. With a little help from the Federal Reserve Board's interest-rate cuts, the market recovered yet again and set another record high in early October, only to stumble again late in November by 10% – the first drop of that magnitude in four and a half years. The year ended with a decline in December – the first December sell-off in five years.

The surge in volatility was caused by several factors. Relative to other securities, namely Treasury bonds, equities were substantially undervalued. And with the financial system awash with money (M2 expanded at its fastest pace in four years) there was plenty of liquidity to drive equity prices higher. However, the crisis in the subprime mortgage market increased the uncertainty surrounding the future of earnings growth, which in turn caused investors to demand a higher risk premium to own equities. Combined, these factors created a seesaw-effect in the market.

Like the equity market, the economy progressed at an uneven pace during 2007. Held back by further declines in residential fixed investment, an expanding trade deficit, and a drop-off in inventory investment, first quarter growth was a paltry .6%. In stepwise fashion the pace of economic activity rebounded in the second and third quarters, delivering growth of 3.8% and 4.9%, respectively. The momentum did not last long though. The pace of economic activity moderated significantly in the fourth quarter (to less than 2%) as banks – burdened by a deterioration in their balance sheets – tightened lending standards while a constant wave of negative news sapped both business and consumer sentiment. For the full year, the economy grew 2.7%, down only marginally from 2.9% in 2006.

Factors Affecting Portfolio Performance

For the twelve-month period ended December 31, 2007, the Portfolio outperformed with respect to the Russell Midcap Value Index. The largest contributor to performance was the Portfolio's underweight within the financial services sector, which continues to suffer from housing and credit related troubles. Within the materials and processing sector, the Portfolio's relative overweight and positive stock selection were drivers of performance. Mosaic, the world's largest phosphate producer, was a stellar performer throughout the year as it benefited from higher demand and pricing both in the U.S. and overseas. Stock selection within the producer durables sector was another contributor to performance. Cummins, a leading diesel engine manufacturer, has seen shares soar as a result of improved pricing and growing market share as some weaker competitors cannot keep pace with the tighter emissions regulations being introduced globally.

The consumer discretionary sector was the largest detractor from performance, hurt by negative stock selection as well as a relative overweight in this weak sector. Shares of OfficeMax fell through the year as the result of disappointment within the retail sector, mainly caused by tough year over year sales comparisons and a shift to lower margin merchandise. Deterioration within the contract segment also negatively impacted the stock. Stock selection within the utilities sector was another significant detractor during the year. Qwest Communications sold off as many investors were concerned that the new CEO would increase spending on capital expenditures. Within the integrated oils sector, the Portfolio's underweight was another detractor as this sector benefited as oil prices surged toward $100 per barrel.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord Abbett & Co. LLC

20

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Lord Abbett Mid Cap Value Portfolio	0.50%	10.15%
S&P 500 Index	5.49%	9.42%
Russell Midcap Value Index	(1.42)%	13.46%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Qwest Communications International, Inc.	3.4%
McAfee, Inc.	2.7
JDS Uniphase Corp.	2.7
Embarq Corp.	2.6
Northeast Utilities	2.6
RR Donnelley & Sons Co.	2.6
Ameren Corp.	2.5
Interpublic Group of Cos., Inc.	2.4
Mylan, Inc.	2.4
Coca-Cola Enterprises, Inc.	2.3
Total	26.2%

Holdings by Sector	Percentage of Net Assets
Consumer Discretionary	16.5%
Materials	11.9
Information Technology	11.7
Utilities	10.6
Industrials	10.2
Telecommunication Services	9.0
Consumer Staples	7.6
Energy	7.3
Health Care	6.7
Financials	6.3
Other#	2.2
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

21

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—97.8%
Consumer Discretionary—16.5%
Auto Components—1.4%
ArvinMeritor, Inc.	37,300	$437,529
Goodyear Tire & Rubber Co. *	44,700	1,261,434
		1,698,963
Distributors—1.8%
Genuine Parts Co.	46,900	2,171,470
Hotels, Restaurants & Leisure—1.0%
Brinker International, Inc.	61,100	1,195,116
Household Durables—2.8%
Newell Rubbermaid, Inc.	54,700	1,415,636
Snap-On, Inc.	40,700	1,963,368
		3,379,004
Media—6.3%
Arbitron, Inc.	24,700	1,026,779
Gannett Co., Inc.	3,500	136,500
Idearc, Inc.	45,200	793,712
Interpublic Group of Cos., Inc. *	357,991	2,903,307
RH Donnelley Corp. *	76,100	2,776,128
		7,636,426
Multiline Retail—0.9%
Macy's, Inc.	43,416	1,123,172
Specialty Retail—2.3%
Foot Locker, Inc.	78,800	1,076,408
OfficeMax, Inc.	81,100	1,675,526
		2,751,934
Total Consumer Discretionary		19,956,085
Consumer Staples—7.6%
Beverages—2.3%
Coca-Cola Enterprises, Inc.	107,300	2,793,019
Food & Staples Retailing—2.8%
Kroger Co. (The)	59,000	1,575,890
Safeway, Inc.	53,200	1,819,972
		3,395,862
Food Products—2.5%
Dean Foods Co.	50,300	1,300,758
Smithfield Foods, Inc. *	60,500	1,749,660
		3,050,418
Total Consumer Staples		9,239,299
Energy—7.3%
Energy Equipment & Services—3.6%
Halliburton Co.	63,936	2,423,814
Transocean, Inc.	13,638	1,952,279
		4,376,093
Oil, Gas & Consumable Fuels—3.7%
EOG Resources, Inc.	29,700	2,650,725
Range Resources Corp.	34,600	1,777,056
		4,427,781
Total Energy		8,803,874

	Shares	Value
Financials—6.3%
Insurance—6.3%
ACE Ltd.	24,100	$1,488,898
Conseco, Inc. *	143,400	1,801,104
PartnerRe Ltd.	27,800	2,294,334
Safeco Corp.	13,900	773,952
XL Capital Ltd. (Class A)	25,700	1,292,967
Total Financials		7,651,255
Health Care—6.7%
Health Care Equipment & Supplies—0.9%
Covidien Ltd.	24,300	1,076,247
Health Care Providers & Services—1.6%
Aetna, Inc.	15,900	917,907
Healthsouth Corp. *	50,400	1,058,400
		1,976,307
Pharmaceuticals—4.2%
King Pharmaceuticals, Inc. *	217,200	2,224,128
Mylan, Inc.	203,050	2,854,883
		5,079,011
Total Health Care		8,131,565
Industrials—10.2%
Building Products—0.3%
Owens Corning, Inc. *	15,600	315,432
Commercial Services & Supplies—3.6%
Allied Waste Industries, Inc. *	116,900	1,288,238
RR Donnelley & Sons Co.	81,905	3,091,095
		4,379,333
Construction & Engineering—0.9%
KBR , Inc.	28,785	1,116,858
Electrical Equipment—1.3%
Hubbell, Inc. (Class B)	29,800	1,537,680
Machinery—3.1%
Cummins, Inc.	10,100	1,286,437
Pentair, Inc.	11,000	382,910
Timken Co.	64,000	2,102,400
		3,771,747
Trading Companies & Distributors—1.0%
W.W. Grainger, Inc.	13,100	1,146,512
Total Industrials		12,267,562
Information Technology—11.7%
Communications Equipment—5.3%
ADC Telecommunications, Inc. *	105,000	1,632,750
JDS Uniphase Corp. *	243,275	3,235,558
Tellabs, Inc. *	244,100	1,596,414
		6,464,722
Internet Software & Services—0.2%
Openwave Systems, Inc.	90,200	234,520

See Notes to Financial Statements.
22

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Software—6.2%
Cadence Design Systems, Inc. *	142,000	$2,415,420
McAfee, Inc. *	87,800	3,292,500
Sybase, Inc. *	67,500	1,761,075
		7,468,995
Total Information Technology		14,168,237
Materials—11.9%
Chemicals—6.3%
Chemtura Corp.	172,500	1,345,500
Eastman Chemical Co.	37,300	2,278,657
Monsanto Co.	8,400	938,196
Mosaic Co. (The) *	29,000	2,735,860
Valspar Corp.	14,600	329,084
		7,627,297
Containers & Packaging—3.4%
Ball Corp.	46,500	2,092,500
Pactiv Corp. *	74,100	1,973,283
		4,065,783
Paper & Forest Products—2.2%
AbitibiBowater, Inc.	66,156	1,363,475
MeadWestvaco Corp.	43,400	1,358,420
		2,721,895
Total Materials		14,414,975
Telecommunication Services—9.0%
Diversified Telecommunication Services—9.0%
CenturyTel, Inc.	39,000	1,616,940
Embarq Corp.	64,300	3,184,779
Qwest Communications International, Inc. *	584,000	4,093,840
Windstream Corp.	149,600	1,947,792
Total Telecommunication Services		10,843,351

	Shares	Value
Utilities—10.6%
Electric Utilities—2.5%
Northeast Utilities	98,800	$3,093,428
Gas Utilities—0.4%
Southwest Gas Corp.	16,700	497,159
Multi-Utilities—7.7%
Ameren Corp.	56,000	3,035,760
CMS Energy Corp.	153,800	2,673,044
NiSource, Inc.	147,400	2,784,386
Puget Energy, Inc.	28,700	787,241
		9,280,431
Total Utilities		12,871,018
Total Common Stocks (Cost—$115,528,873)		118,347,221
	Principal Amount
Short-Term Securities—2.0%
Repurchase Agreements **—2.0%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 01/02/08 total to be received $2,451,716 (Cost—$2,451,115)	$2,451,115	2,451,115
Total Investments—99.8% (Cost—$117,979,988)		120,798,336
Other Assets Less Liabilities—0.2%		255,539
Net Assets—100.0%		$121,053,875

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.
23

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The year 2007 can be characterized by a series of advances and sharp retreats. After eight consecutive months of positive returns for the S&P 500 Index, US equities experienced a sharp decline in February 2007 as a tumbling market in China triggered a wave of sell-offs in markets around the world. Despite sub-prime mortgage fears, a weakening housing market, and continued rising oil prices, the markets continued to move forward. Investors' positive reactions to various earnings reports, as well as continued mergers and acquisition (M&A) activity further fueled activity.

Sub-prime concerns intensified during the summer months, which led to a tightening of the reins by credit lenders and a sell-off in the markets. M&A activity cooled significantly as market liquidity dried up and it became increasingly difficult to secure financing. The Federal Reserve Board sought to ease concerns by reducing the fed funds target rate by half of a percentage point in September to 4.75%, and by an additional quarter of a percentage point in October to 4.5%. While investors showed signs of renewed interest following the Fed's September rate cut, the sub-prime issues proved much worse than anticipated, and some of the write-offs that brokerage firms and banks announced in late summer were multiplied substantially by October. The result was a significant flight-to-quality in November and December as investors became increasingly risk averse. Overall, investors appeared to be seeking companies maintaining higher growth rates and with more earnings reliability. This approach led growth stocks to outperform value stocks during the period, as measured by Russell's growth indexes versus Russell's value indexes.

Factors Affecting Portfolio Performance

For the year ending December 31, 2007, the Portfolio outperformed its benchmark, the Russell MidCap Growth Index.

The Portfolio received its largest positive contribution to investment results from the industrials sector. Among the Portfolio's top contributing holdings during the year were farm equipment manufacturer and distributor AGCO and McDermott International, an engineering and construction company that specializes in the energy and power industries. During the year, the Portfolio maintained an underweight in the sector, but has since moved to a slight overweight position. As 2008 unfolds, we believe increased global demand may continue to amplify the need for greater energy and food production. As such, we continue to seek companies with new ways to increase food production per acre of land, companies with more efficient means of transporting the goods, and companies developing unique solutions to solve the increasing energy supply shortage.

One of the Portfolio's largest sector overweights, versus the benchmark, was health care. We continue to base our investment thesis for health care on companies that we believe are creating impressive treatments and devices for many medical conditions that have the potential to have a significant impact in their particular areas of expertise. This is reflected in the overweight in the sub-sectors of biotechnology and health care equipment and supplies. The Portfolio garnered strong results from its exposure to, and stock selection within, the sector, outperforming its benchmark to a sizable degree.

The Portfolio's largest weighting during the year – and largest overweight, relative to the benchmark – was in information technology, as we believed that technology spending would persist as many companies continued to update their infrastructure. The sector delivered solid results for both the Portfolio and the benchmark, though, on a relative basis, stock selection led the Portfolio to lag the benchmark's results, and the sector ended the year as the Portfolio's largest area of detraction, compared to the benchmark. SAVVIS, a network-outsourcing provider, was one of the largest negative contributors to the Portfolio's investment results, as its stock price suffered on news that the company was going to incur additional costs to expand its overseas operations. Research in Motion, maker of the Blackberry, however, was a notable bright spot, ending the year among the Portfolio's top contributors. Faced with the possibility of a decline in capital spending as we head into 2008, we have recently begun to reduce our technology exposure to approximately benchmark weighting.

24

The Portfolio's consumer staples allocation also detracted from investment results during the year, in particular, the Portfolio's position in Rite-Aid. The decision to hold the stock was based on the proposed synergies from their merger with Eckerd's. Unfortunately, a mild flu season hurt store traffic, and a slower-than-expected materialization of these synergies pressured the company's stock price lower.

Despite Portfolio laggard NutriSystem, stock selection within the consumer discretionary sector enabled the Portfolio to outperform the benchmark in the worst performing sector of the benchmark for the year. NII Holdings, a wireless telecommunication services provider with operations in Latin America was also among the Portfolio's largest individual detractors during the period. The telecommunication services sector also produced abysmal returns for the benchmark. Despite its overweight, and the detraction from its holding in NII holdings, the Portfolio outperformed the benchmark on a relative basis.

The Portfolio also recognized considerable gains from its holdings in the materials sector, in particular Mosaic, an agricultural chemical company that saw profits soar during the period as global prices for grain reached record levels.

The preceding commentary was prepared by the Portfolio's sub-adviser, J.W. Seligman & Co.

25

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Seligman Mid Cap Growth Portfolio	16.37%	11.60%
S&P 500 Index	5.49%	9.42%
Russell Midcap Growth Index	11.43%	14.04%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
McDermott International, Inc.	4.4%
Gemstar-TV Guide International, Inc.	4.2
Diamond Offshore Drilling, Inc.	3.3
Activision, Inc.	3.1
Cummins, Inc.	2.4
Equinix, Inc.	2.3
AGCO Corp.	2.3
SAVVIS, Inc.	2.2
Zoltec Cos., Inc.	2.1
Cepheid, Inc.	2.0
Total	28.3%

Holdings by Sector	Percentage of Net Assets
Information Technology	20.7%
Industrials	16.8
Health Care	16.4
Consumer Discretionary	15.0
Energy	12.1
Materials	7.5
Telecommunication Services	5.6
Consumer Staples	1.8
Utilities	1.8
Financials	0.9
Other#	1.4
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

26

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—98.6%
Consumer Discretionary—15.0%
Auto Components—1.8%
Goodyear Tire & Rubber Co. *	30,800	$869,176
Hotels, Restaurants & Leisure—2.3%
Life Time Fitness, Inc. *	13,000	645,840
Pinnacle Entertainment, Inc. *	19,000	447,640
		1,093,480
Media—4.2%
Gemstar-TV Guide International, Inc. *	428,300	2,038,708
Multiline Retail—1.9%
Kohl's Corp. *	20,300	929,740
Specialty Retail—2.9%
Tween Brands, Inc. *	24,600	651,408
Zumiez, Inc. *	32,100	781,956
		1,433,364
Textiles, Apparel & Luxury Goods—1.9%
Coach, Inc. *	30,100	920,458
Total Consumer Discretionary		7,284,926
Consumer Staples—1.8%
Food & Staples Retailing—1.8%
Rite Aid Corp. *	316,900	884,151
Energy—12.1%
Energy Equipment & Services—8.8%
Cameron International Corp. *	16,600	798,958
Diamond Offshore Drilling, Inc.	11,200	1,590,400
FMC Technologies, Inc. *	8,800	498,960
National Oilwell Varco, Inc. *	8,400	617,064
Weatherford International Ltd. *	11,500	788,900
		4,294,282
Oil, Gas & Consumable Fuels—3.3%
Newfield Exploration Co. *	15,100	795,770
Noble Energy, Inc.	9,800	779,296
		1,575,066
Total Energy		5,869,348
Financials—0.9%
Diversified Financial Services—0.9%
Intercontinental Exchange, Inc. *	2,200	423,500
Health Care—16.4%
Biotechnology—5.2%
BioMarin Pharmaceuticals, Inc. *	8,700	307,980
Cephalon, Inc. *	6,600	473,616
Cepheid, Inc. *	36,400	959,140
ImClone Systems, Inc. *	9,800	421,400
Millennium Pharmaceuticals, Inc. *	24,100	361,018
		2,523,154

	Shares	Value
Health Care Equipment & Supplies—3.6%
Beckman Coulter, Inc.	4,500	$327,600
Dentsply International, Inc.	10,700	481,714
Resmed, Inc.	5,100	267,903
St. Jude Medical, Inc. *	16,500	670,560
		1,747,777
Health Care Providers & Services—4.2%
Express Scripts, Inc. *	6,700	489,100
Health Net, Inc. *	10,400	502,320
Patterson Cos., Inc. *	12,200	414,190
Quest Diagnostics, Inc.	12,500	661,250
		2,066,860
Life Sciences Tools & Services—2.2%
Applera Corp.-Applied Biosystems Group	17,000	576,640
Waters Corp. *	6,200	490,234
		1,066,874
Pharmaceuticals—1.2%
Mylan, Inc.	42,200	593,332
Total Health Care		7,997,997
Industrials—16.8%
Aerospace & Defense—2.6%
Goodrich Corp.	5,000	353,050
Raytheon Co.	14,800	898,360
		1,251,410
Construction & Engineering—2.8%
Foster Wheeler Ltd. *	3,300	511,566
Quanta Services, Inc. *	31,500	826,560
		1,338,126
Industrial Conglomerates—5.2%
McDermott International, Inc. *	36,600	2,160,498
Textron, Inc.	5,400	385,020
		2,545,518
Machinery—6.2%
AGCO Corp. *	16,300	1,108,074
Cummins, Inc.	9,000	1,146,330
ITT Corp.	11,700	772,668
		3,027,072
Total Industrials		8,162,126
Information Technology—20.7%
Communications Equipment—4.5%
Comverse Technology, Inc. *	46,900	809,025
Harris Corp.	6,000	376,080
OpNext, Inc. *	53,500	473,475
Research In Motion Ltd. *	4,700	532,980
		2,191,560
Electronic Equipment & Instruments—0.4%
Trimble Navigation Ltd. *	7,000	211,680

See Notes to Financial Statements.
27

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Internet Software & Services—5.1%
Equinix, Inc. *	11,000	$1,111,770
SAVVIS, Inc. *	39,300	1,096,863
VeriSign, Inc. *	6,700	251,987
		2,460,620
Semiconductors & Semiconductor Equipment—3.2%
Anadigics, Inc. *	46,300	535,691
Maxim Integrated Products, Inc.	10,900	288,632
Microsemi Corp. *	33,300	737,262
		1,561,585
Software—7.5%
Activision, Inc. *	51,300	1,523,610
Cognos, Inc. *	10,700	615,999
Compuware Corp. *	65,400	580,752
Synopsys, Inc. *	36,700	951,631
		3,671,992
Total Information Technology		10,097,437
Materials—7.5%
Chemicals—3.7%
Mosaic Co. (The) *	8,300	783,022
Zoltec Cos., Inc. *	23,400	1,003,158
		1,786,180
Metals & Mining—3.8%
Agnico-Eagle Mines Ltd.	14,700	803,061
Century Aluminum Co. *	8,100	436,914
Freeport-McMoRan Copper & Gold, Inc.	5,900	604,396
		1,844,371
Total Materials		3,630,551
Telecommunication Services—5.6%
Diversified Telecommunication Services—2.0%
Qwest Communications International, Inc. *	72,800	510,328
Time Warner Telecom, Inc. *	22,700	460,583
		970,911

	Shares	Value
Wireless Telecommunication Services—3.6%
Millicom International Cellular SA *	1,900	$224,086
NII Holdings, Inc. *	16,500	797,280
SBA Communications Corp. (Class A) *	11,100	375,624
Tim Participacoes SA, ADR	9,800	342,510
		1,739,500
Total Telecommunication Services		2,710,411
Utilities—1.8%
Electric Utilities—1.8%
ITC Holdings Corp.	15,800	891,436
Total Common Stocks (Cost—$46,441,142)		47,951,883
	Principal Amount
Short-Term Securities—1.6%
Repurchase Agreement **—1.6%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 1/02/08, total to be received $766,160 (Cost—$765,972)	$765,972	765,972
Total Investments—100.2% (Cost—$47,207,114)		48,717,855
Liabilities in Excess of Other Assets—(0.2)%		(73,713)
Net Assets—100.0%		$48,644,142

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.
28

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

US stocks tracked a volatile course in 2007, delivering modest advances on average for the year on the strength of returns for energy, industrials and materials stocks. Growth stocks delivered positive returns in all market capitalization segments. Value stocks recorded losses for the year in all capitalization categories, most significantly in the small cap group. Weakness in financials and consumer discretionary stocks detracted most from broad market returns in every category for the year as concerns over sub-prime mortgage securities and the effects of a deflated price bubble in housing weighed on markets.

Global growth continues to provide opportunities for US companies in energy, industrials, materials and commodities. Structural imbalances in housing and the sub-prime mortgage market present continuing headwinds for financials and consumer discretionary stocks. We expect a slowing domestic economy accompanied by a continuation of the kinds of market volatility encountered in 2007. We are focused on companies presenting solid balance sheets and visible future cash flows. We continue to invest in our best ideas and remain optimistic about the long term opportunities that continued global growth and development provide for US companies.

Factors Affecting Portfolio Performance

The Portfolio advanced for the year, outperforming its benchmark, the Russell 2000 Value Index, which declined due to weakness in the consumer discretionary and financials sector. Stock selection decisions and an underweight position in the financials sector contributed to the portfolio's outperformance of the benchmark. An overweight position in the energy sector and stock selection decisions among industrials stocks also benefited relative returns. An underweighting of the technology sector and stock selection decisions among telecommunications and health care stocks detracted from relative returns.

In the financials sector, shares of LandAmerica Financial Group rose early in the period after the title insurer's earnings topped forecasts and the company said it would buy back up to 8.5% of its stock. We sold the position in July, locking in gains.

Stock selection decisions in industrials companies helped the portfolio's performance relative to the benchmark. Shares of Harsco Corporation rose through the period as the company built on its record of solid sales and earnings growth, consistently in excess of analysts' estimates. The company provides diversified industrial services including industrial mill services, gas control and containment products, scaffolding services, and railway maintenance. Shares of Barnes Group rose with strong earnings growth and higher guidance for the year. The company manufactures precisely cast metal parts for use in a variety of industries. Sales growth for the company's aerospace division was credited with driving the positive earnings news in the period.

Stock selection decisions in materials companies detracted from performance relative to the benchmark. Shares of Westlake Chemicals fell as the manufacturer and supplier of petrochemicals, polymers and fabricated products reported disappointing quarterly earnings due to weakness in its vinyl manufacturing operation.

In the telecommunications sector, shares of USA Mobility, the largest U.S. provider of paging services, detracted from performance. In addition to pagers, USA Mobility makes devices to track goods and read utility meters from a distance, often used by people working in emergency response fields, health care and government. Sales have dropped over the past year and have been sporadic amid a high rate of subscriber cancellations in an increasingly competitive wireless industry.

The preceding commentary was prepared by the Portfolio's sub-adviser, NFJ Investment Group L.P.

29

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Allianz NFJ Small Cap Value Portfolio	3.30%	15.03%
S&P 500 Index	5.49%	9.42%
Russell 2000 Value Index	(9.78)%	10.36%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Agnico-Eagle Mines, Ltd.	1.3%
Barnes Group, Inc.	1.3
Cabot Oil & Gas Corp.	1.3
Royal Gold, Inc.	1.3
Cleveland-Cliffs, Inc.	1.3
Berry Petroleum Co. (Class A)	1.3
Cimarex Energy Co.	1.3
Owens & Minor, Inc.	1.3
National Fuel Gas Co.	1.3
Energen Corp.	1.2
Total	12.9%

Holdings by Sector	Percentage of Net Assets
Financials	23.1%
Industrials	20.3
Energy	13.4
Materials	11.6
Utilities	11.5
Consumer Staples	7.2
Consumer Discretionary	6.7
Health Care	3.4
Information Technology	1.1
Telecommunication Services	1.0
Other#	0.7
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

30

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—99.3%
Consumer Discretionary—6.7%
Auto Components—0.7%
ArvinMeritor, Inc.	49,800	$584,154
Automobiles—0.9%
Thor Industries, Inc.	20,100	764,001
Hotels, Restaurants & Leisure—0.8%
CKE Restaurants, Inc.	50,300	663,960
Household Durables—0.9%
Ethan Allen Interiors, Inc.	28,900	823,650
Media—0.8%
Belo Corp. (Class A)	42,600	742,944
Specialty Retail—1.9%
Asbury Automotive Group, Inc.	51,200	770,560
Brown Shoe Co., Inc.	17,100	259,407
Cato Corp. (The) (Class A)	37,450	586,467
		1,616,434
Textiles, Apparel & Luxury Goods—0.7%
Kellwood Co.	38,800	645,632
Total Consumer Discretionary		5,840,775
Consumer Staples—7.2%
Food & Staples Retailing—1.1%
Weis Markets, Inc.	23,700	946,578
Food Products—4.3%
Corn Products International, Inc.	25,000	918,750
J.M. Smucker Co. (The)	18,600	956,784
Lancaster Colony Corp.	21,300	845,610
Pilgrim's Pride Corp.	33,800	978,510
		3,699,654
Household Products—0.7%
WD-40 Co.	16,400	622,708
Tobacco—1.1%
Universal Corp.	19,100	978,302
Total Consumer Staples		6,247,242
Energy—13.4%
Energy Equipment & Services—2.3%
Lufkin Industries, Inc.	18,100	1,036,949
Tidewater, Inc.	17,200	943,592
		1,980,541
Oil, Gas & Consumable Fuels—11.1%
Berry Petroleum Co. (Class A)	25,100	1,115,695
Cabot Oil & Gas Corp.	27,800	1,122,286
Cimarex Energy Co.	26,000	1,105,780
General Maritime Corp.	29,700	726,165
Holly Corp.	18,000	916,020
Penn Virginia Corp.	24,600	1,073,298
St. Mary Land & Exploration Co.	26,800	1,034,748
Tsako Energy Navigation Ltd.	28,200	1,044,246
Western Refining, Inc.	27,200	658,512
World Fuel Services Corp.	28,700	833,161
		9,629,911
Total Energy		11,610,452

	Shares	Value
Financials—23.1%
Capital Markets—0.9%
Jefferies Group, Inc.	35,300	$813,665
Commercial Banks—8.2%
Amcore Financial, Inc.	23,800	540,260
Bancorpsouth, Inc.	36,100	852,321
Bank Of Hawaii Corp.	19,000	971,660
Cullen/Frost Bankers, Inc.	17,300	876,418
FirstMerit Corp.	1,300	26,013
Fulton Financial Corp.	65,500	734,910
Old National Bancorp	53,010	793,030
Provident Bancshares Corp.	31,700	678,063
Susquehanna Bancshares, Inc.	43,400	800,296
Whitney Holding Corp.	32,100	839,415
		7,112,386
Consumer Finance—0.8%
Advance America Cash Advance Centers, Inc.	72,300	734,568
Insurance—5.9%
American Equity Investment Life Holding Co.	91,100	755,219
American Financial Group, Inc.	30,500	880,840
Delphi Financial Group, Inc.	23,950	844,956
Infinity Property & Casualty Corp.	22,800	823,764
RLI Corp.	15,100	857,529
Zenith National Insurance Corp.	20,700	925,911
		5,088,219
Real Estate—6.4%
CBL & Associates Properties, Inc. REIT	28,200	674,262
Equity One, Inc. REIT	35,800	824,474
First Industrial Realty Trust, Inc. REIT	22,800	788,880
Healthcare Realty Trust, Inc. REIT	32,700	830,253
HRPT Properties Trust REIT	92,800	717,344
Nationwide Health Properties, Inc. REIT	27,400	859,538
Potlatch Corp. REIT	18,737	832,672
		5,527,423
Thrifts & Mortgage Finance—0.9%
Washington Federal, Inc.	36,620	773,048
Total Financials		20,049,309
Health Care—3.4%
Health Care Equipment & Supplies—2.1%
Invacare Corp.	33,200	836,640
West Pharmaceutical Services, Inc.	25,500	1,035,045
		1,871,685
Health Care Providers & Services—1.3%
Owens & Minor, Inc.	25,800	1,094,694
Total Health Care		2,966,379
Industrials—20.3%
Aerospace & Defense—1.2%
DRS Technologies, Inc.	19,100	1,036,557
Airlines—1.0%
Skywest, Inc.	32,000	859,200

See Notes to Financial Statements.
31

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Building Products—2.4%
Lennox International, Inc.	22,100	$915,382
Simpson Manufacturing Co., Inc.	27,200	723,248
Universal Forest Products, Inc.	16,100	474,306
		2,112,936
Commercial Services & Supplies—2.0%
Ennis, Inc.	49,000	882,000
Kelly Services, Inc. (Class A)	46,279	863,566
		1,745,566
Electrical Equipment—2.1%
Acuity Brands, Inc.	19,500	877,500
Regal-Beloit Corp.	21,600	970,920
		1,848,420
Machinery—7.9%
Albany International Corp.	22,400	831,040
Barnes Group, Inc.	33,700	1,125,243
Briggs & Stratton Corp.	7,500	169,950
Crane Co.	20,800	892,320
Harsco Corp.	14,400	922,608
Kennametal, Inc.	27,000	1,022,220
Lincoln Electric Holdings, Inc.	14,900	1,060,582
Mueller Industries, Inc.	28,400	823,316
		6,847,279
Marine—1.0%
Genco Shipping & Trading Ltd.	16,600	909,016
Road & Rail—1.7%
Arkansas Best Corp.	27,500	603,350
Werner Enterprises, Inc.	49,600	844,688
		1,448,038
Trading Companies & Distributors—1.0%
Applied Industrial Technologies, Inc.	29,500	856,090
Total Industrials		17,663,102
Information Technology—1.1%
Electronic Equipment & Instruments—1.1%
Technitrol, Inc.	33,900	968,862
Materials—11.6%
Chemicals—5.4%
Lubrizol Corp.	17,400	942,384
Methanex Corp.	38,100	1,051,560
RPM International, Inc.	49,300	1,000,790
Sensient Technologies Corp.	30,900	873,852
Westlake Chemical Corp.	36,200	687,438
Zep, Inc. *	8,250	114,428
		4,670,452
Metals & Mining—6.2%
Agnico-Eagle Mines, Ltd.	20,800	1,136,304
Cleveland-Cliffs, Inc.	11,100	1,118,880
Commercial Metals Co.	35,800	1,054,310
Iamgold Corp.	121,300	982,530
Royal Gold, Inc.	36,700	1,120,084
		5,412,108
Total Materials		10,082,560

	Shares	Value
Telecommunication Services—1.0%
Wireless Telecommunication Services—1.0%
USA Mobility, Inc.	61,100	$873,730
Utilities—11.5%
Electric Utilities—2.3%
Cleco Corp.	34,700	964,660
Westar Energy, Inc.	40,000	1,037,600
		2,002,260
Gas Utilities—7.0%
Atmos Energy Corp.	35,200	987,008
Energen Corp.	16,800	1,079,064
National Fuel Gas Co.	23,300	1,087,644
Southwest Gas Corp.	30,800	916,916
UGI Corp.	38,600	1,051,850
WGL Holdings, Inc.	29,200	956,592
		6,079,074
Multi-Utilities—2.2%
OGE Energy Corp.	27,600	1,001,604
Vectren Corp.	30,900	896,409
		1,898,013
Total Utilities		9,979,347
Total Common Stocks (Cost—$78,104,240)		86,281,758
	Principal Amount
Short-Term Securities—0.8%
Repurchase Agreements **—0.8%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 01/02/08, total to be received $683,151 (Cost—$682,984)	$682,984	682,984
Total Investments—100.1% (Cost—$78,787,224)		86,964,742
Liabilities in Excess of Other Assets—(0.1)%		(106,849)
Net Assets—100.0%		$86,857,893

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.
32

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

U.S. equity markets began the first half of 2007 on solid footing, as investors were fairly optimistic that the broad economy could experience a soft landing and maintain sustainable levels of growth, despite 17 consecutive interest rate increases by the Federal Reserve (Fed) over the past several years. However, worse-than-expected losses from major financial institutions (due to sub-prime mortgage exposure), the collapse of the U.S. housing market, and higher energy and commodity prices contributed to fears of an eventual U.S. recession. These fears brought levels of market volatility not seen since the bear market of the early 2000s.

Large-cap stocks outperformed their small-cap counterparts in 2007, as the S&P 500 Index returned 5.5% and the Russell 2000 Index lost ground at -1.6%. Growth indexes across capitalizations handily outperformed value indexes, which are more heavily weighted to financials, as value stocks posted declines for the year.

Factors Affecting Portfolio Performance

We employ a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. We aim to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis, as we believe that a disciplined valuation process is necessary to enhance long-term returns.

The Portfolio, which seeks capital growth over the long term, outperformed its benchmark, the Russell 2000 Growth Index, for the 12 months ended December 31, 2007. Stock selection in the consumer discretionary and healthcare sectors aided performance, while stock selection in the materials and utility sectors detracted.

Among the top contributors to performance was Ansys Inc., an engineering simulation software developer. The company reported third-quarter profit that more than doubled due to increased sales and cost controls. In addition, the company issued outlooks for the fourth-quarter and fiscal 2007 that were in line with expectations. GameStop Corp., a video game retailer, also helped returns. The company's shares rose as a new generation of videogame systems, such as the Xbox 360 and Nintendo Wii, drove gamers to purchase more software. Halo 3, Guitar Hero III and Madden NFL 08 were some of the titles that benefited the company's sales.

Among the detractors from performance was Security Capital Assurance Ltd, a financial guaranty insurer. The company was hurt by a capital shortfall of more than $2 billion to maintain a "AAA" credit rating, which is needed to continue insuring bonds. The company was placed on a negative rating watch by Fitch Ratings due to its exposure to collateralized debt obligations and residential mortgage-backed securities. Cosmetics company Bare Escentuals Inc. also hurt returns. Falling margins negatively impacted the company, despite improved sales and operating earnings. The company's increased reliance on the wholesale segment and competition from its peers, particularly from celebrity-backed products, contributed to decreased margins.

The preceding commentary was prepared by the Portfolio's sub-adviser, J.P. Morgan Investment Management Inc.

33

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/JPMorgan Small Cap Growth Portfolio	11.81%	10.68%
S&P 500 Index	5.49%	9.42%
Russell 2000 Growth Index	7.05%	11.40%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Ansys, Inc.	1.9%
General Cable Corp.	1.8
INVESTools, Inc.	1.7
Penn Virginia Corp.	1.7
Gentiva Health Services, Inc.	1.7
Nuance Communications, Inc.	1.6
Chemed Corp.	1.6
Enzo Biochem, Inc.	1.5
Icon plc	1.5
Tessera Technologies, Inc.	1.5
Total	16.5%

Holdings by Sector	Percentage of Net Assets
Information Technology	24.0%
Health Care	23.1
Consumer Discretionary	17.6
Industrials	10.2
Financials	8.5
Energy	7.7
Consumer Staples	2.9
Materials	2.8
Telecommunication Services	2.2
Other#	1.0
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

34

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—99.0%
Consumer Discretionary—17.6%
Distributors—1.1%
LKQ Corp. *	32,400	$681,048
Diversified Consumer Services—1.7%
INVESTools, Inc.*	63,554	1,127,448
Hotels, Restaurants & Leisure—4.7%
California Pizza Kitchen, Inc. *	29,600	460,872
Gaylord Entertainment Co. *	12,100	489,687
Red Robin Gourmet Burgers, Inc. *	26,700	854,133
Sonic Corp. *	36,050	789,495
WMS Industries, Inc. *	13,900	509,296
		3,103,483
Household Durables—0.8%
Champion Enterprises, Inc. *	57,750	544,005
Internet & Catalog Retail—1.0%
FTD Group, Inc.	49,050	631,764
Leisure Equipment & Products—0.6%
Smith & Wesson Holding Corp. *	62,250	379,725
Media—0.7%
Morningstar, Inc. *	6,150	478,163
Specialty Retail—3.7%
Children's Place Retail Stores, Inc. (The) *	12,900	334,497
GameStop Corp. (Class A) *	8,900	552,779
J. Crew Group, Inc. *	14,800	713,508
Pacific Sunwear Of California *	60,850	858,593
		2,459,377
Textiles, Apparel & Luxury Goods—3.3%
American Apparel, Inc.	53,750	806,250
Iconix Brand Group, Inc. *	39,950	785,417
Quicksilver, Inc. *	36,600	314,028
Under Armour, Inc. (Class A) *	6,050	264,203
		2,169,898
Total Consumer Discretionary		11,574,911
Consumer Staples—2.9%
Food & Staples Retailing—1.9%
Susser Holdings Corp. *	28,702	588,391
United Natural Foods, Inc. *	20,150	639,158
		1,227,549
Food Products—1.0%
SunOpta, Inc.*	48,540	648,009
Total Consumer Staples		1,875,558
Energy—7.7%
Energy Equipment & Services—3.4%
Exterran Holdings, Inc.*	8,300	678,940
Hornbeck Offshore Services, Inc. *	8,943	401,988
Oceaneering International, Inc. *	11,700	787,995
W-H Energy Services, Inc. *	6,650	373,796
		2,242,719

	Shares	Value
Oil, Gas & Consumable Fuels—4.3%
Cabot Oil & Gas Corp.	13,400	$540,958
Comstock Resources, Inc. *	10,200	346,800
Penn Virginia Corp.	25,300	1,103,839
SandRidge Energy, Inc. *	10,600	380,116
World Fuel Services Corp.	16,050	465,932
		2,837,645
Total Energy		5,080,364
Financials—8.5%
Capital Markets—2.3%
Affiliated Managers Group, Inc. *	4,800	563,808
Investment Technology Group, Inc. *	20,100	956,559
		1,520,367
Commercial Banks—0.4%
Bancorp, Inc. *	20,500	275,930
Diversified Financial Services—1.8%
Marlin Business Services Corp. *	33,142	399,693
MSCI, Inc. (Class A) *	19,600	752,640
		1,152,333
Insurance—2.8%
Castlepoint Holdings Ltd.	54,550	654,600
National Financial Partners Corp.	18,750	855,187
ProAssurance Corp. *	5,950	326,774
		1,836,561
Real Estate—0.6%
Resource Capital Corp. REIT	41,400	385,434
Thrifts & Mortgage Finance—0.6%
WSFS Financial Corp.	7,800	391,560
Total Financials		5,562,185
Health Care—23.1%
Biotechnology—2.7%
BioMarin Pharmaceuticals, Inc. *	23,050	815,970
Keryx Biopharmaceuticals, Inc. *	25,500	214,200
Myriad Genetics, Inc. *	10,300	478,126
Theravance, Inc. *	14,900	290,550
		1,798,846
Health Care Equipment & Supplies—5.0%
Arthrocare Corp. *	8,800	422,840
Hologic, Inc. *	11,700	803,088
Masimo Corp.*	15,600	615,420
Meridian Bioscience, Inc.	15,850	476,768
Neurometrix, Inc. *	33,850	311,420
Northstar Neuroscience, Inc. *	22,795	211,993
Thoratec Corp. *	25,500	463,845
		3,305,374
Health Care Providers & Services—5.4%
Chemed Corp.	18,800	1,050,544
Gentiva Health Services, Inc. *	57,000	1,085,280
Healthways, Inc. *	15,850	926,274
Psychiatric Solutions, Inc. *	14,650	476,125
		3,538,223

See Notes to Financial Statements.
35

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2007 (continued)  (in U.S. dollars)

	Shares	Value
Health Care Technology—2.9%
Allscripts Healthcare Solutions, Inc.*	33,050	$641,831
MedAssets, Inc. *	20,400	488,376
Omnicell, Inc. *	27,900	751,347
		1,881,554
Life Sciences Tools & Services—4.7%
Enzo Biochem, Inc.*	79,925	1,018,245
Exelixis, Inc. *	31,500	271,845
Icon plc, ADR *	15,650	968,109
Illumina, Inc. *	10,050	595,563
Medivation, Inc.*	18,500	266,400
		3,120,162
Pharmaceuticals—2.4%
Adams Respiratory Therapeutics, Inc.*	10,750	642,205
Sucampo Pharmaceuticals, Inc., (Class A) *	36,050	661,157
Viropharma, Inc. *	30,550	242,567
		1,545,929
Total Health Care		15,190,088
Industrials—10.2%
Aerospace & Defense—0.9%
Heico Corp.	11,150	607,452
Air Freight & Logistics—0.5%
UTi Worldwide, Inc.	17,950	351,820
Commercial Services & Supplies—2.7%
FTI Consulting, Inc. *	12,300	758,172
Geo Group, Inc. (The) *	22,450	628,600
Interface, Inc. (Class A)	22,250	363,120
		1,749,892
Electrical Equipment—3.3%
EnerSys *	22,900	571,584
General Cable Corp. *	16,050	1,176,144
Powell Industries , Inc. *	9,000	396,630
		2,144,358
Machinery—2.5%
Bucyrus International, Inc.	5,200	516,828
Kaydon Corp.	10,750	586,305
TurboChef Technologies, Inc. *	33,855	558,607
		1,661,740
Marine—0.3%
American Commercial Lines, Inc. *	13,050	211,932
Total Industrials		6,727,194
Information Technology—24.0%
Communications Equipment—2.4%
Neutral Tandem, Inc. *	35,400	673,308
Viasat, Inc. *	26,400	908,952
		1,582,260
Computers & Peripherals—0.4%
Synaptics, Inc. *	6,100	251,076

	Shares	Value
Electronic Equipment & Instruments—1.4%
Flir Systems, Inc. *	19,800	$619,740
IPG Photonics Corp. *	16,350	326,837
		946,577
Internet Software & Services—5.2%
Art Technology Group, Inc. *	97,500	421,200
Bankrate, Inc. *	12,400	596,316
DealerTrack Holdings, Inc. *	17,550	587,398
Digital River, Inc.*	11,500	380,305
LoopNet, Inc. *	23,350	328,068
Switch & Data Facilities Co., Inc. *	50,130	803,083
TechTarget, Inc. *	22,939	339,038
		3,455,408
IT Services—2.1%
Syntel, Inc.	20,800	801,216
VeriFone Holdings, Inc. *	24,800	576,600
		1,377,816
Semiconductors & Semiconductor Equipment—5.5%
Anadigics, Inc. *	40,650	470,320
Diodes, Inc. *	19,125	575,089
Formfactor, Inc.*	3,050	100,955
Hittite Microwave Corp. *	12,750	608,940
Microsemi Corp.*	28,450	629,883
Tessera Technologies, Inc. *	23,250	967,200
Varian Semiconductor Equipment Associates, Inc. *	7,000	259,000
		3,611,387
Software—7.0%
Ansys, Inc. *	29,950	1,241,727
Blackboard, Inc. *	22,350	899,587
Magma Design Automation, Inc.*	57,000	695,970
Nuance Communications, Inc.*	57,700	1,077,836
Taleo Corp. (Class A) *	22,500	670,050
		4,585,170
Total Information Technology		15,809,694
Materials—2.8%
Chemicals—0.5%
Innospec, Inc.	19,250	330,330
Construction Materials—0.7%
Eagle Materials, Inc.	13,450	477,206
Metals & Mining—1.6%
Allegheny Technologies, Inc.	3,000	259,200
Century Aluminum Co. *	14,503	782,292
		1,041,492
Total Materials		1,849,028
Telecommunication Services—2.2%
Diversified Telecommunication Services—2.2%
Cbeyond, Inc.*	18,950	738,861
Cogent Communications Group, Inc. *	29,800	706,558
Total Telecommunication Services		1,445,419
Total Common Stocks (Cost—$58,030,731)		65,114,441

See Notes to Financial Statements.
36

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—1.4%
Discount Note—1.4%
Federal Home Loan Bank, 3.27%, due 01/02/08 ** (Cost—$926,916)	$927,000	$926,832
Total Investments—100.4% (Cost—$58,957,647)		66,041,273
Liabilities in Excess of Other Assets—(0.4)%		(269,536)
Net Assets—100.0%		$65,771,737

*  Non-income producing security.

**  Zero coupon security-rate disclosed is yield as of December 31, 2007.

Glossary:

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.
37

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

The past year has been volatile for the financial markets. Early gains were wiped away as fears over problems in the sub-prime mortgage market arose. This was a common theme throughout the year as the market rallied only to see an ensuing correction. When the Federal Reserve lowered interest rates for the first time in September, the stock market reached new all-time highs. Unfortunately, the positive impact from this move was not long lasting and the market saw its worst quarter at the end of the year as fears of a possible recession grew. Despite a difficult fourth quarter, both the S&P 500 and the Dow Jones Industrial Average finished in positive territory for the year. Large capitalization stocks generally outperformed smaller stocks and growth-oriented indices performed substantially better than value-oriented ones. The performance differential between growth and value indices is particularly noteworthy for the full year of 2007 as the Russell 2500 Growth index was up over 9% for the year while the Russell 2500 Value Index was down over 7% for the year.

As we enter 2008, worries still remain as to whether the overall economy will be able to sustain its current growth. Rising energy costs and falling housing prices are both headwinds that consumer spending faces. We have reduced our weighting in consumer-oriented names as a result of these concerns while redeploying the proceeds largely in areas that are not as directly exposed to these factors. As evidenced by the large disparity in performance between growth-oriented and value-oriented stocks during the past year, we believe investors are still willing to invest in companies that potentially have the ability to grow earnings and sales in the current environment. We will continue to place our focus on seeking to find and retain companies with these characteristics.

Factors Affecting Portfolio Performance

The Portfolio rose over the past 12-month period with performance that was better than its benchmark, the Russell 2500 Growth Index. Outperforming the benchmark was a result of strong stock selection, led by strength in the basic industries/capital goods, consumer non-durables and healthcare sectors. Positive stock selection for the period was able to overcome unfavorable sector allocation. An overweight position in consumer non-durables combined with an underweight position in basic industry/capital goods caused sector allocation to be a hindrance to performance for the year.

The biggest individual contributor to performance was United Therapeutics Corp. The biotech company was up significantly. Most of these gains were late in the year after introducing positive data on a late-stage trial for its pulmonary arterial hypertension drug. Another positive contributor to performance was Bucyrus International Inc. The mining equipment company rose due to strong earnings growth combined with a favorable acquisition they completed during the year. Adding UAP Holding Corp. to the Portfolio during the year had a positive impact on performance. The distributor of agriculture products benefited from the increased demand for corn due to the increasing supply of corn based ethanol. During the year they agreed to be acquired for a significant premium. We exited this position shortly after this announcement.

The biggest detractor to performance for the year was Coach Inc. The stock took its biggest hit in the fourth quarter. Despite posting stronger than expected earnings, a cautious outlook by management and investors' concerns about consumer spending sent the stock lower. We decided to exit this position soon after these results. Content delivery company, Akamai Technologies Inc., also negatively impacted performance. It fell due to investor concerns over its ability to maintain pricing power in an increasingly competitive landscape. Due to these developments, we decided to exit this position as well.

The preceding commentary was prepared by the Portfolio's sub-adviser, Delaware Management Company.

38

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Delaware Trend Portfolio	9.93%	12.21%
S&P 500 Index	5.49%	12.66%
Russell 2500 Growth Index	9.69%	17.50%

  *  See Notes to Performance Information.

  †  May 1, 2003.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
United Therapeutics Corp.	3.0%
Omniture, Inc.	2.6
Nuance Communications, Inc.	2.4
Wright Medical Group, Inc.	2.3
Taleo Corp. (Class A)	2.1
Conceptus, Inc.	2.1
Solera Holdings, Inc.	2.1
Under Armour, Inc. (Class A)	2.0
Waddell & Reed Financial, Inc.	2.0
F5 Networks, Inc.	1.9
Total	22.5%

Holdings by Sector	Percentage of Net Assets
Information Technology	27.3%
Health Care	22.8
Industrials	16.5
Consumer Discretionary	14.4
Financials	9.6
Energy	5.8
Materials	1.4
Other#	2.2
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

39

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	Shares	Value
Common Stocks—97.8%
Consumer Discretionary—14.4%
Hotels, Restaurants & Leisure—3.7%
Melco PBL Entertainment Macau Ltd., ADR *	16,100	$186,116
Sonic Corp. *	11,825	258,968
Texas Roadhouse, Inc. (Class A) *	32,800	362,768
Wynn Resorts Ltd.	3,300	370,029
		1,177,881
Internet & Catalog Retail—1.9%
Shutterfly, Inc.*	23,900	612,318
Specialty Retail—4.8%
Dick's Sporting Goods, Inc. *	14,500	402,520
Gymboree Corp. *	5,700	173,622
J. Crew Group, Inc. *	9,400	453,174
Lumber Liquidators, Inc. *	4,600	41,354
Pacific Sunwear Of California *	14,200	200,362
Zumiez, Inc. *	10,700	260,652
		1,531,684
Textiles, Apparel & Luxury Goods—4.0%
CROCS, Inc. *	12,300	452,763
Lululemon Athletica, Inc. *	4,300	203,691
Under Armour, Inc. (Class A) *	14,600	637,582
		1,294,036
Total Consumer Discretionary		4,615,919
Energy—5.8%
Energy Equipment & Services—5.8%
CARBO Ceramics, Inc.	8,450	314,340
Core Laboratories NV *	3,600	448,992
Helix Energy Solutions Group, Inc. *	12,420	515,430
ION Geophysical Corp. *	23,300	367,674
North American Energy Partners, Inc. *	16,000	216,800
Total Energy		1,863,236
Financials—9.6%
Capital Markets—3.4%
Investment Technology Group, Inc. *	10,000	475,900
Waddell & Reed Financial, Inc.	17,500	631,575
		1,107,475
Commercial Banks—1.9%
Signature Bank *	4,800	162,000
Webster Financial Corp.	4,700	150,259
Whitney Holding Corp.	11,600	303,340
		615,599
Consumer Finance—0.5%
Cardtronics, Inc. *	15,300	154,683
Diversified Financial Services—1.2%
KKR Financial Holdings LLC	12,100	170,005
Nasdaq Stock Market, Inc. (The) *	4,600	227,654
		397,659

	Shares	Value
Insurance—2.3%
Delphi Financial Group, Inc. *	8,925	$314,874
Hanover Insurance Group, Inc. (The)	9,100	416,780
		731,654
Real Estate Management & Development—0.3%
Meruelo Maddux Properties, Inc. *	20,300	81,200
Total Financials		3,088,270
Health Care—22.8%
Biotechnology—12.9%
Abraxis Bioscience, Inc. *	3,100	213,187
Acadia Pharmaceuticals, Inc. *	29,300	324,351
Cepheid, Inc. *	15,000	395,250
Cougar Biotechnology, Inc. *(a)	7,300	232,623
Isis Pharmaceuticals, Inc. *	14,700	231,525
Lifecell Corp. *	8,700	375,057
Martek Biosciences Corp. *	11,600	343,128
Medarex, Inc.*	46,400	483,488
Progenics Pharmaceuticals, Inc. *	8,200	148,174
Regeneron Pharmaceuticals, Inc. *	16,700	403,305
United Therapeutics Corp. *	10,000	976,500
		4,126,588
Health Care Equipment & Supplies—6.8%
Align Technology, Inc. *	25,400	423,672
Conceptus, Inc. *	34,300	659,932
Immucor, Inc. *	10,700	363,693
Wright Medical Group, Inc. *	25,100	732,167
		2,179,464
Health Care Providers & Services—1.4%
Emergency Medical Services Corp. *	15,400	450,912
Health Care Technology—0.8%
Trizetto Group*	14,900	258,813
Pharmaceuticals—0.9%
APP Pharmaceuticals, Inc. *	27,000	277,290
Total Health Care		7,293,067
Industrials—16.5%
Aerospace & Defense—1.5%
Hexcel Corp. *	20,000	485,600
Commercial Services & Supplies—7.4%
Advisory Board Co. (The) *	9,000	577,710
Cenveo, Inc. *	30,900	539,823
EnergySolutions, Inc. *	6,500	175,435
Geo Group, Inc. (The) *	12,900	361,200
Monster Worldwide, Inc. *	9,600	311,040
TeleTech Holdings, Inc. *	18,500	393,495
		2,358,703
Machinery—5.1%
Bucyrus International, Inc.	6,100	606,279
Kaydon Corp.	8,200	447,228
Middleby Corp. *	7,700	589,974
		1,643,481

See Notes to Financial Statements.
40

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Road & Rail—1.4%
J.B. Hunt Transport Services, Inc.	16,900	$465,595
Trading Companies & Distributors—1.1%
MSC Industrial Direct Co.	8,400	339,948
Total Industrials		5,293,327
Information Technology—27.3%
Communications Equipment—3.1%
F5 Networks, Inc. *	21,600	616,032
Foundry Networks, Inc. *	20,500	359,160
		975,192
Computers & Peripherals—1.5%
Data Domain, Inc.	18,500	487,290
Electronic Equipment & Instruments—2.9%
Itron, Inc. *	4,400	422,268
Mettler Toledo International, Inc. *	4,500	512,100
		934,368
Internet Software & Services—3.6%
Equinix, Inc. *	3,400	343,638
Omniture, Inc. *	24,600	818,934
		1,162,572
Semiconductors & Semiconductor Equipment—4.3%
Atheros Communications, Inc. *	10,600	323,724
Microsemi Corp. *	25,400	562,356
Silicon Laboratories, Inc. *	13,400	501,562
		1,387,642
Software—11.9%
Concur Technologies, Inc. *	15,500	561,255
Informatica Corp. *	19,700	354,994
Nuance Communications, Inc. *	41,600	777,088
Salesforce.com, Inc. *	8,000	501,520
Solera Holdings, Inc. *	26,600	659,148
Synchronoss Technologies, Inc. *	8,100	287,064
Taleo Corp. (Class A) *	22,800	678,984
		3,820,053
Total Information Technology		8,767,117

	Shares	Value
Materials—1.4%
Metals & Mining—1.4%
Haynes International, Inc. *	6,300	$437,850
Total Common Stocks (Cost—$27,551,040)		31,358,786
	Principal Amount
Short-Term Securities—2.0%
Repurchase Agreement **—2.0%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 1/02/08, total to be received $652,745 (Cost—$652,585)	$652,585	652,585
Total Investments—99.8% (Cost—$28,203,625)		32,011,371
Other Assets Less Liabilities—0.2%		61,558
Net Assets—100.0%		$32,072,929

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(a)  Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933. This security is exempt from registration under 144A and is considered restricted.

Glossary:

ADR—American Depositary Receipt.

Restricted Security
Security	Acquisition Date	Acquisition Cost	Acquisition Cost as a Percentage of Net Assets	Market Value	Market Value as a Percentage of Net Assets
Cougar Biotechnology, Inc. (a)	12/14/2007	$211,700	0.7%	$232,623	0.7%

See Notes to Financial Statements.
41

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Portfolio Manager's Commentary – December 31, 2007

Market Conditions

During the first half of 2007, the Federal Reserve Board (the Fed) maintained a positive outlook and felt that the economy was growing at a moderate pace. The global economy experienced a wave of volatility in late February as markets reacted sharply to the Chinese government introducing certain controls in the Shanghai market. This, coupled with an increase in sub-prime mortgage defaults, provoked a short-lived flight to quality. The panic settled and investor sentiment became optimistic once more. Convertible and high yield securities did well during the period, posting positive returns in the first five months of the year.

The second half of 2007 sparked ideas of a possible recession as the housing market continued to weaken and the market experienced another flight to quality in mid-summer. Investors' appetite for risk plummeted and spreads widened significantly causing the Fed to cut the fed funds rate in September and again in October and December. The first Fed cut prompted a market rebound and convertible and high yield securities rallied in September and October. In November, market volatility surged as a number of financial institutions reported mortgage related write-downs. Equities and high yield bonds were down in November and were mixed in December.

For the year ended December 31, 2007, the Merrill Lynch U.S. High Yield Master II Index posted a 2.19% return, the Merrill Lynch U.S. Domestic Master Bond Index posted a 7.17% return, and the Merrill Lynch All Convertibles Index returned 4.53%. Convertibles captured over 80% of the upside of equities, with the S&P 500 Index up 5.49%.

There was a clear flight to quality during the year, with investment grade assets significantly outperforming. Within the high yield market, CCC-rated bonds underperformed single and double B-rated bonds, with the CCC-Index up 0.42%, the B-Index up 3.11%, and the BB-Index up 2.24%. In the convertible market, investment grade issues beat speculative grade issues as well. The Merrill Lynch Investment Grade Index was up 5.79% for the year, while the Merrill Lynch Speculative Grade Index was up 3.99%.

Factors Affecting Portfolio Performance

The Portfolio outperformed its benchmark, the Merrill Lynch U.S. High Yield Master II Index, for the year ended December 31, 2007.

Contributing to performance for the year were the agency, health services, pharmaceuticals, and energy-related industries. Agencies did well owing to their investment grade ratings, as a flight to quality took place during the year. Within health services, HCA, Inc. and Manor Care, Inc. were top contributors. HCA, Inc. performed better than expected, successfully selling assets and paying down debt. Manor Care, Inc. benefited from a buyout by private equity firm The Carlyle Group. Within gas distribution, Williams Companies benefited from higher natural gas prices, a longer duration, and a ratings upgrade. Convertible holding FTI Consulting, Inc. was also a strong performer. The company benefited from growth in its technology and economic consulting divisions.

Detracting from performance for the year were the auto loans, media-cable, and electric generation industries. Within auto loans, GMAC was negatively impacted by exposure to the struggling residential mortgage market. Within the media-cable industry, broadband communication company Charter Communications suffered as cable valuations came under pressure from slowing growth in broadband subscriptions and continued losses in basic cable subscribers. NEFF Corporation, an equipment rental company specializing in earth moving equipment, also detracted from performance. The company has a large exposure to the Florida and California markets and came under pressure as those markets have been markedly affected by the housing correction.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord Abbett & Co. LLC

42

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2007

	One Year	Since Inception†
Roszel/Lord Abbett Bond Debenture Portfolio	5.45%	8.60%
Merrill Lynch U.S. High Yield Master II Index	2.19%	10.46%
Merrill Lynch U.S. Domestic Master Bond Index	7.17%	5.28%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2007

Top Ten Holdings**	Percentage of Net Assets
Federal Home Loan Mortgage Corp. 5.13% due 04/18/11	2.0%
Federal National Mortgage Assn. 6.00% due 04/01/37	1.8
United States Treasury Notes 5.75% due 08/15/10	1.6
Qwest Capital Funding, Inc. 7.90% due 08/15/10	1.5
Federal Home Loan Mortgage Corp. 6.00% due 05/01/33	1.5
Federal Home Loan Mortgage Corp. 6.00% due 03/01/33	1.3
Virginia Electric & Power Co. 4.50% due 12/15/10	1.1
Gaylord Entertainment Co. 8.00% due 11/15/13	1.1
PNM Resources, Inc. Crown Cork & Seal Co., Inc.	1.1
7.38% due 12/15/26	1.0
Total	14.0%

S&P Ratings**	Percentage of Fixed Income Investments
AAA-A	4.0%
BBB-B	68.0
CCC-C	8.8
U.S. Government & Agencies Obligations	14.2
Not Rated Securities	5.0
Total	100.0%
Holdings by Sector	Percentage of Net Assets
Consumer Discretionary	14.3%
U.S. Government	13.0
Industrials	11.8
Energy	9.7
Utilities	9.6
Materials	8.9
Health Care	8.2
Telecommunication Services	6.6
Financials	5.1
Information Technology	4.5
Consumer Staples	3.8
Other#	4.5
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

43

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2007  (in U.S. dollars)

	S&P Ratings (Unaudited)	Principal Amount	Value
Fixed Income Investments—91.4%
Consumer Discretionary—14.3%
Apparel, Accessories & Luxury Goods—0.2%
Levi Strauss & Co. 8.88% due 04/01/16	B+	$25,000	$24,188
Auto Components—1.0%
Cooper-Standard Automotive, Inc. 8.38% due 12/15/14	CCC+	75,000	59,437
Lear Corp. 8.50% due 12/01/13	B-	50,000	46,500
Stanadyne Corp. 10.00% due 08/15/14	CCC+	25,000	24,125
			130,062
Automobiles—1.4%
Ford Capital BV 9.50% due 06/01/10	CCC+	50,000	47,125
General Motors Corp. 7.20% due 01/15/11	B-	125,000	115,000
8.38% due 07/15/33	B-	25,000	20,125
			182,250
Distributors—0.2%
Varietal Distribution Merger Sub., Inc. 10.25% due 07/15/15 (c) PIK	CCC+	25,000	23,813
Hotels, Restaurants & Leisure—3.4%
Boyd Gaming Corp. 7.13% due 02/01/16	B+	50,000	47,250
Gaylord Entertainment Co. 8.00% due 11/15/13	B-	150,000	149,250
Isle of Capri Casinos, Inc. 7.00% due 03/01/14	B	100,000	82,000
Landry's Restaurants, Inc. 9.50% due 12/15/14	CCC+	25,000	24,750
Scientific Games Corp. 6.25% due 12/15/12	B+	75,000	71,625
Turning Stone Resort Casino Enterprise 9.13% due 09/15/14 (c)	B+	50,000	51,000
Wynn Las Vegas Capital Corp. 6.63% due 12/01/14	BBB-	25,000	24,562
			450,437
Household Durables—0.1%
K Hovnanian Enterprises, Inc. 8.63% due 01/15/17	B+	25,000	18,250
Media—7.3%
Affinion Group, Inc. 11.50% due 10/15/15	B-	75,000	73,594
Allbritton Communications Co. 7.75% due 12/15/12	B-	75,000	74,250
CCH I Holdings LLC 11.75% due 05/15/14 (a)	CCC	50,000	31,625
11.00% due 10/01/15	CCC	134,000	109,210

	S&P Ratings (Unaudited)	Principal Amount	Value
DIRECTV Holdings LLC 6.38% due 06/15/15	BB-	$50,000	$48,000
Echostar DBS Corp. 6.38% due 10/01/11	BB-	75,000	74,100
7.13% due 02/01/16	BB-	25,000	25,500
Idearc, Inc. 8.00% due 11/15/16	B+	100,000	91,750
Interpublic Group of Cos., Inc. 6.25% due 11/15/14	B	35,000	29,750
Lamar Media Corp. 6.63% due 08/15/15 (c)	B	25,000	24,313
Mediacom LLC/Mediacom Capital Corp. 9.50% due 01/15/13	B-	50,000	46,437
Omnicom Group, Inc. 0.00% due 07/01/38 (b)(d)	A-	35,000	37,887
RH Donnelley Corp. 8.88% due 10/15/17 (c)	B	50,000	46,250
8.88% due 01/15/16	B	25,000	23,375
Sinclair Broadcast Group, Inc. 6.00% due 09/15/12 (b)	NR†	100,000	91,500
Sinclair Television Group, Inc. 8.00% due 03/15/12	B	62,000	63,162
Univision Communications, Inc. 9.75% due 03/15/15 (c) PIK	CCC+	75,000	68,344
			959,047
Specialty Retail—0.2%
Brookstone Co., Inc. 12.00% due 10/15/12	B	25,000	23,313
Textiles, Apparel & Luxury Goods—0.5%
INVISTA 9.25% due 05/01/12 (c)	BB-	65,000	67,275
Total Consumer Discretionary			1,878,635
Consumer Staples—3.8%
Beverages—0.7%
Constellations Brands, Inc. 7.25% due 05/15/17 (c)	BB-	25,000	23,125
Molson Coors Brewing Co. 2.50% due 07/30/13 (b)	BBB	60,000	71,925
			95,050
Food & Staples Retailing—1.1%
Rite Aid Corp. 9.38% due 12/15/15	CCC+	50,000	41,500
Stater Brothers Holdings 8.13% due 06/15/12	B+	55,000	54,312
SUPERVALU, Inc. 7.50% due 11/15/14	B	50,000	51,250
			147,062

See Notes to Financial Statements.
44

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2007 (continued)  (in U.S. dollars)

	S&P Ratings (Unaudited)	Principal Amount	Value
Fixed Income Investments—(continued)
Consumer Staples—(continued)
Food Products—0.8%
Archer Daniels Midland Co. 0.88% due 02/15/14 (b)	A	$50,000	$60,313
Dole Food Co., Inc. 8.75% due 07/15/13	B-	50,000	46,000
			106,313
Personal Products—1.0%
Del Laboratories, Inc. 8.00% due 02/01/12	CCC	35,000	36,400
Elizabeth Arden, Inc. 7.75% due 01/15/14	B	100,000	98,000
			134,400
Retailing—0.2%
Harry & David Holdings, Inc. 9.00% due 03/01/13	B-	25,000	23,000
Total Consumer Staples			505,825
Energy—8.9%
Energy Equipment & Services—2.7%
Bristow Group, Inc. 6.13% due 06/15/13	BB	100,000	96,000
Cie Generale de Geophysique-Veritas 7.75% due 05/15/17	BB-	25,000	25,250
Complete Production Services, Inc. 8.00% due 12/15/16	B	25,000	24,188
Grant Prideco, Inc. 6.13% due 08/15/15	BB+	25,000	26,125
Hanover Compressor Co. 4.75% due 01/15/14 (b)	B+	20,000	37,925
Hornbeck Offshore Services, Inc. 6.13% due 12/01/14	BB-	70,000	66,500
Key Energy Services, Inc. 8.38% due 12/01/14 (c)	B	25,000	25,562
Pride International, Inc. 7.38% due 07/15/14	BB+	50,000	51,375
			352,925
Oil, Gas & Consumable Fuels—6.2%
Chesapeake Energy Corp. 7.00% due 08/15/14	BB	60,000	60,300
6.25% due 01/15/18	BB	50,000	48,000
Cimarex Energy Co. 7.13% due 05/01/17	BB-	75,000	73,687
Devon Energy Corp. 4.90% due 08/15/08 (b)	BBB	50,000	87,187

	S&P Ratings (Unaudited)	Principal Amount	Value
Ferrellgas Escrow LLC/ Ferrellgas Finance Escrow Corp. 6.75% due 05/01/14	B+	$40,000	$39,250
Forest Oil Corp. 7.25% due 06/15/19 (c)	B+	50,000	50,250
Inergy LP/Inergy Finance Corp. 8.25% due 03/01/16	B	50,000	51,750
KCS Energy, Inc. 7.13% due 04/01/12	B	50,000	48,125
Kerr-McGee Corp. 6.95% due 07/01/24	BBB-	35,000	37,387
Peabody Energy Corp. 7.38% due 11/01/16	BB	25,000	25,625
Quicksilver Resources, Inc. 7.13% due 04/01/16	B	50,000	49,125
1.88% due 11/01/24 (b)		25,000	50,625
Range Resources Corp. 7.38% due 07/15/13	B+	25,000	25,375
Tesoro Corp. 6.25% due 11/01/12	BB+	25,000	25,000
Tesoro Petroleum Corp. 6.50% due 06/01/17	BB+e	25,000	24,750
VeraSun Energy Corp. 9.38% due 06/01/17 (c)	B-	50,000	43,625
Williams Cos., Inc. 7.88% due 09/01/21	BB+	50,000	55,438
Williams Partners LP/ Williams Partners Finance Corp. 7.25% due 02/01/17	BBB-	25,000	25,750
			821,249
Total Energy			1,174,174
Financials—4.5%
Capital Markets—0.2%
Lehman Brothers Holdings, Inc. 2.00% due 12/31/12 (c)	A+e	30,000	30,150
Consumer Finance—1.0%
General Motors Acceptance Corp. 7.25% due 03/02/11	BB+	150,000	131,481
Diversified Financial Services—3.1%
Algoma Acquisition Corp. 9.88% due 06/15/15 (c)	B-	25,000	20,500
Ford Motor Credit Co. 7.25% due 10/25/11	B	100,000	86,616
Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co. 8.50% due 04/01/15 (c)	B-	50,000	50,000
Hughes Network Systems LLC/ HNS Finance Corp. 9.50% due 04/15/14	B-	25,000	25,312

See Notes to Financial Statements.
45

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2007 (continued)  (in U.S. dollars)

	S&P Ratings (Unaudited)	Principal Amount	Value
Fixed Income Investments—(continued)
Financials—(continued)
Diversified Financial Services—(continued)
LVB Acquisition Merger Sub., Inc. 10.00% due 10/15/17 (c)	B-	$75,000	$76,500
Sensus Metering Systems, Inc. 8.63% due 12/15/13	B-	100,000	97,750
Snoqualmie Entertainment Authority 9.13% due 02/01/15 (c)	B	50,000	48,250
			404,928
Insurance—0.2%
USI Holdings Corp. 8.74% due 11/15/14 (c)(e)	CCC	25,000	21,375
Total Financials			587,934
Health Care—7.9%
Biotechnology—2.2%
Amgen, Inc. 0.13% due 02/01/11 (b)	A+	25,000	22,782
Bio-Rad Laboratories, Inc. 6.13% due 12/15/14	BB-	75,000	72,187
Cephalon, Inc. 0.00% due 06/15/33 (b)(d)	NR†	25,000	30,969
CV Therapeutics, Inc. 3.25% due 08/16/13 (b)	NR†	50,000	40,688
Genzyme Corp. 1.25% due 12/01/23(b)	BBB	50,000	57,625
Gilead Sciences, Inc. 0.63% due 05/01/13 (b)	NR†	50,000	67,125
			291,376
Health Care Equipment & Supplies—0.5%
Advanced Medical Optics, Inc. 7.50% due 05/01/17	B-	50,000	46,000
Bausch & Lomb, Inc. 9.88% due 11/01/15 (c)	B-	25,000	25,375
			71,375
Health Care Providers & Services—3.0%
Community Health Systems, Inc. 8.88% due 07/15/15	B-	50,000	50,938
DaVita, Inc. 7.25% due 03/15/15	B	75,000	75,187
Hanger Orthopedic Group, Inc. 10.25% due 06/01/14	CCC+	25,000	25,625

	S&P Ratings (Unaudited)	Principal Amount	Value
HCA, Inc. 9.13% due 11/15/14	BB-	$50,000	$52,000
6.38% due 01/15/15	B-	75,000	63,375
Sun Healthcare Group, Inc. 9.13% due 04/15/15	CCC+	50,000	50,375
United Surgical Partners International Inc. 8.88% due 05/01/17	CCC+	50,000	49,375
Vanguard Health Holding Co. II LLC 9.00% due 10/01/14	CCC+	25,000	24,063
			390,938
Health Care Technology—0.2%
Trizetto Group 1.13% due 04/15/12 (b)	NR†	25,000	24,156
Life Sciences Tools & Services—0.4%
Millipore Corp. 3.75% due 06/01/26 (b)	BB-	50,000	53,625
Pharmaceuticals—1.6%
Alza Corp. 0.00% due 07/28/20 (b)(d)	AAA	75,000	68,719
Teva Pharmaceutical Finance Co. BV 1.75% due 02/01/26	BBB	50,000	55,500
Warner Chilcott Corp. 8.75% due 02/01/15	B-	32,000	32,960
Wyeth 4.89% due 01/15/24 (b)(e)	A+	50,000	52,752
			209,931
Total Health Care			1,041,401
Industrials—11.8%
Aerospace & Defense—2.7%
DRS Technologies, Inc. 6.88% due 11/01/13	B	100,000	99,500
2.00% due 02/01/26 (b)(c)	B+	50,000	54,313
Esterline Technologies Corp. 6.63% due 03/01/17	BB-	25,000	24,750
L-3 Communications Corp. 6.38% due 10/15/15	BB+	25,000	24,625
3.00% due 08/01/35 (b)	BB+	50,000	60,437
Lockheed Martin Corp. 4.62% due 08/15/33 (b)(e)	A-	60,000	88,128
			351,753
Building Products—0.2%
NTK Holdings, Inc. 10.75% due 03/01/14 (a)(d)	CCC+	50,000	29,250
Commercial Services & Supplies—4.8%
Aleris International, Inc. 10.00% due 12/15/16	B-	45,000	36,450

See Notes to Financial Statements.
46

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2007 (continued)  (in U.S. dollars)

	S&P Ratings (Unaudited)	Principal Amount	Value
Fixed Income Investments—(continued)
Industrials—(continued)
Commercial Services & Supplies—(continued)
Aramark Corp. 8.50% due 02/01/15	B-	$25,000	$25,313
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.63% due 05/15/14	BB-	100,000	95,500
CHC Helicopter Corp. 7.38% due 05/01/14	B	50,000	47,250
CRA International, Inc. 2.88% due 06/15/34 (b)	NR†	45,000	60,637
Deluxe Corp. 7.38% due 06/01/15	BB-	50,000	49,750
FTI Consulting, Inc. 3.75% due 07/15/12 (b)	B	50,000	105,875
7.75% due 10/01/16	B+	50,000	52,000
Hertz Corp. 8.88% due 01/01/14	B	75,000	76,031
Neff Corp. 10.00% due 06/01/15	B-	25,000	13,625
RSC Equipment Rental Inc. 9.50% due 12/01/14	B-	50,000	44,750
United Rentals North America, Inc. 7.75% due 11/15/13	B	25,000	21,750
			628,931
Electrical Equipment—1.6%
Baldor Electric Co. 8.63% due 02/15/17	B	75,000	77,250
Belden CDT, Inc. 7.00% due 03/15/17	BB-	50,000	48,750
Roper Industries, Inc. 1.48% due 01/15/34 (a)(b)	BB+	100,000	78,375
			204,375
Industrial Conglomerates—1.2%
Mueller Water Products, Inc. 7.38% due 06/01/17	B	50,000	44,688
Park-Ohio Industries, Inc. 8.38% due 11/15/14	B-	75,000	66,750
RBS Global, Inc. and Rexnord Corp. 9.50% due 08/01/14	CCC+	50,000	49,500
			160,938
Machinery—0.7%
Actuant Corp. 6.88% due 06/15/17 (c)	BB-	25,000	24,750
Dresser-Rand Group, Inc. 7.38% due 11/01/14	B	22,000	21,945

	S&P Ratings (Unaudited)	Principal Amount	Value
Gardner Denver, Inc. 8.00% due 05/01/13	B	$50,000	$50,500
			97,195
Road & Rail—0.2%
Ashtead Capital, Inc. 9.00% due 08/15/16 (c)	B	25,000	22,126
Trading Companies & Distributors—0.4%
Interline Brands, Inc. 8.13% due 06/15/14	B	50,000	49,500
Total Industrials			1,544,068
Information Technology—4.5%
Communications Equipment—0.2%
MasTec, Inc. 7.63% due 02/01/17	B+e	25,000	23,500
Electronic Equipment & Instruments—0.5%
NXP BV/NXP Funding LLC 9.50% due 10/15/15	B-	75,000	68,719
Internet Software & Services—0.4%
Equinix, Inc. 2.50% due 04/15/12 (b)	CCC+	50,000	56,313
IT Services—1.3%
Ceridian Corp. 11.25% due 11/15/15 (c)	CCC+	25,000	23,188
Electronic Data Systems Corp. 3.88% due 07/15/23 (b)	BBB-	50,000	49,687
SunGard Data Systems, Inc. 9.13% due 08/15/13	B-	75,000	76,312
10.25% due 08/15/15	B-	25,000	25,563
			174,750
Semiconductors & Semiconductor Equipment—1.2%
Advanced Micro Devices, Inc. 7.75% due 11/01/12	B	50,000	43,500
Cypress Semiconductor Corp. 1.00% due 09/15/09 (b)	NR†	10,000	16,075
Freescale Semiconductor, Inc. 8.88% due 12/15/14	B-	75,000	66,937
Intel Corp. 2.95% due 12/15/35 (b)	A-	25,000	26,969
			153,481
Software—0.9%
Serena Software, Inc. 10.38% due 03/15/16	CCC+	25,000	24,625

See Notes to Financial Statements.
47

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2007 (continued)  (in U.S. dollars)

	S&P Ratings (Unaudited)	Principal Amount	Value
Fixed Income Investments—(continued)
Information Technology—(continued)
Software—(continued)
Symantec Corp. 0.75% due 06/15/11 (b)	NR†	$50,000	$52,125
Vangent, Inc. 9.63% due 02/15/15	B-	50,000	42,875
			119,625
Total Information Technology			596,388
Materials—8.9%
Chemicals—2.1%
Equistar Chemicals LP 7.55% due 02/15/26	BB	25,000	20,250
Hercules, Inc. 6.75% due 10/15/29	B+	125,000	120,312
Huntsman LLC 11.50% due 07/15/12	B+	27,000	29,430
MacDermid, Inc. 9.50% due 04/15/17 (c)	CCC+	25,000	23,500
Mosaic Global Holdings, Inc. 7.30% due 01/15/28	B+	50,000	49,500
Rockwood Specialties Group, Inc. 7.50% due 11/15/14	B	30,000	29,700
			272,692
Containers & Packaging—3.8%
Ball Corp. 6.63% due 03/15/18	BB	50,000	49,625
Crown Cork & Seal Co., Inc. 7.38% due 12/15/26	B	150,000	136,500
Graphic Packaging International Corp. 9.50% due 08/15/13	B-	75,000	74,062
Jefferson Smurfit Corp. U.S. 7.50% due 06/01/13	B-	65,000	62,238
Owens-Brockway Glass Container, Inc. 8.88% due 02/15/09	NR†	132,000	132,495
Vitro SAB de CV 9.13% due 02/01/17	B	50,000	46,000
			500,920
Metals & Mining—1.5%
AK Steel Corp. 7.75% due 06/15/12	B+	30,000	30,150
Allegheny Ludlum Corp. 6.95% due 12/15/25	BB+	25,000	25,625
Freeport-McMoran Copper & Gold, Inc. 8.25% due 04/01/15	BB	50,000	53,000
Newmont Mining Corp. 1.25% due 07/15/14 (b)(c)	BBB+	40,000	50,100

	S&P Ratings (Unaudited)	Principal Amount	Value
Noranda Aluminium Acquisition Corp. 8.74% due 05/15/15 (c) PIK	CCC+	$50,000	$42,000
			200,875
Paper & Forest Products—1.5%
Abitibi-Consolidated, Inc. 8.55% due 08/01/10	B	30,000	26,250
AbitibiBowater, Inc. 9.50% due 10/15/12	B	50,000	41,500
Buckeye Technologies, Inc. 8.00% due 10/15/10	B	130,000	128,700
			196,450
Total Materials			1,170,937
Telecommunication Services—6.6%
Diversified Telecommunication Services—4.8%
Cincinnati Bell, Inc. 8.38% due 01/15/14	B-	100,000	97,500
Intelsat Ltd. 6.50% due 11/01/13	B-	75,000	54,563
Nordic Telephone Co. Holdings ApS 8.88% due 05/01/16 (c)	B	100,000	102,500
Qwest Capital Funding, Inc. 7.90% due 08/15/10	B+	200,000	202,000
Qwest Communications International, Inc. 3.50% due 11/15/25 (b)	B+	20,000	26,675
Syniverse Technologies, Inc. 7.75% due 08/15/13	B	75,000	72,375
Windstream Corp. 7.00% due 03/15/19	BB-	75,000	71,437
			627,050
Wireless Telecommunication Services—1.8%
Centennial Communications Corp. 10.00% due 01/01/13	CCC+	50,000	52,000
Hellas Telecommunications Luxembourg II 10.99% due 01/15/15 (c)(e)	CCC+	25,000	23,562
Intelsat Subsidiary Holdings Co., Ltd. 8.25% due 01/15/13	B	25,000	25,125
IPCS, Inc. 8.16% due 05/01/14 PIK	CCCe	50,000	46,250
Nextel Communications, Inc. 7.38% due 08/01/15	BBB	60,000	59,077
NII Holdings, Inc. 2.75% due 08/15/25 (b)	NR†	25,000	30,469
			236,483
Total Telecommunication Services			863,533

See Notes to Financial Statements.
48

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2007 (continued)  (in U.S. dollars)

	S&P Ratings (Unaudited)	Principal Amount	Value
Fixed Income Investments—(continued)
U.S. Government—13.0%
U.S. Government Agencies—11.4%
Federal Home Loan Mortgage Corp. 5.13% due 04/18/11	AAA	$250,000	$261,244
Federal National Mortgage Assn. 6.00% due 01/01/33	AAA	32,088	32,691
6.00% due 03/01/33	AAA	172,583	175,826
6.00% due 05/01/33	AAA	196,265	199,953
6.00% due 04/01/35	AAA	64,814	65,906
6.50% due 05/01/35	AAA	47,687	49,150
6.50% due 02/01/36	AAA	111,328	114,575
6.00% due 03/01/36	AAA	79,140	80,382
6.50% due 06/01/36	AAA	72,917	74,962
6.00% due 02/01/37	AAA	92,245	93,693
6.00% due 04/01/37	AAA	238,707	242,421
6.00% due 06/01/37	AAA	99,411	100,958
			1,491,761
U.S. Treasury Notes—1.6%
United States Treasury Notes 5.75% due 08/15/10	AAA	200,000	213,406
Total U.S. Government			1,705,167
Utilities—7.2%
Electric Utilities—4.6%
Duke Energy Carolinas LLC 5.38% due 01/01/09	A-	100,000	100,680
Edison Mission Energy 7.75% due 06/15/16	BB-	100,000	103,000
7.00% due 05/15/17	BB-	50,000	49,125
Nevada Power Co. 5.88% due 01/15/15	BB+	100,000	99,379
Reliant Resources, Inc. 7.88% due 06/15/17	B-	50,000	49,500
Texas Competitive Electric Holdings Co. LLC 10.25% due 11/01/15 (c)	CCCe	50,000	49,500
Virginia Electric & Power Co. 4.50% due 12/15/10	A-	150,000	149,473
			600,657
Gas Utilities—0.4%
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. 6.88% due 11/01/14	B	30,000	28,575
8.50% due 07/15/16	B	25,000	25,125
			53,700

	S&P Ratings (Unaudited)	Principal Amount	Value
Independent Power Producers & Energy Traders—1.5%
AES Corp. (c) 8.00% due 10/15/17	B	$25,000	$25,562
Mirant Americas Generation, Inc. 9.13% due 05/01/31	B-	100,000	93,500
Mirant North America LLC 7.38% due 12/31/13	B-	25,000	25,063
NRG Energy, Inc. 7.38% due 02/01/16	B	50,000	48,750
			192,875
Multi-Utilities—0.7%
Dynegy Holdings, Inc. 8.38% due 05/01/16	B-	100,000	97,750
Total Utilities			944,982
Total Fixed Income Investments
(Cost—$12,143,232)			12,013,044
		Shares
Convertible Preferred Stocks—3.8%
Energy—0.8%
Oil, Gas & Consumable Fuels—0.8%
Chesapeake Energy Corp.		350	38,500
El Paso Corp.		50	70,294
			108,794
Financials—0.3%
Capital Markets—0.1%
Lehman Brothers Holdings, Inc.		800	20,984
Diversified Financial Services—0.2%
Morgan Stanley (c)		300	21,003
Total Financials			41,987
Health Care—0.3%
Pharmaceuticals—0.3%
Mylan Labs, Inc.		30	30,488
Utilities—2.4%
Electric Utilities—1.1%
PNM Resources, Inc.		3,500	141,400
Multi-Utilities—1.3%
CMS Energy Corp.		1,000	90,500
Williams Holdings of Delaware		500	83,687
			174,187
Total Utilities			315,587
Total Convertible Preferred Stocks
(Cost—$448,906)			496,856

See Notes to Financial Statements.
49

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2007 (concluded)  (in U.S. dollars)

	Shares	Value
Common Stocks—0.3%
Financials—0.3%
Commercial Banks—0.1%
Marshall & Ilsley Corp.	300	$7,944
Insurance—0.2%
Metlife, Inc.	1,000	30,625
Total Financials		38,569
Total Common Stocks (Cost—$44,379)		38,569
	Principal Amount
Short-Term Securities—3.7%
Repurchase Agreement **—3.7%
Nomura Securities International, Inc., 4.41%, dated 12/31/07, due 1/02/08, total to be received $483,685 (Cost—$483,567)	$483,567	483,567
Total Investments—99.2% (Cost—$13,120,084)		13,032,036
Other Assets Less Liabilities—0.8%		105,836
Net Assets—100%		$13,137,872

†  Not rated by Standard & Poor's Corporation or Moody's Investor Service, Inc.

**  The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(a)  Step bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007.

(b)  Convertible bond.

(c)  Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(d)  Zero coupon security - rate disclosed is yield as of December 31, 2007.

(e)  Floating/Variable rate bond. Rate disclosed is as of December 31, 2007.

Glossary:

PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

See Notes to Financial Statements.
50

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2007

	Roszel/Marsico Large Cap Growth Portfolio	Roszel/ Lord Abbett Affiliated Portfolio	Roszel/Allianz CCM Capital Appreciation Portfolio	Roszel/ Lord Abbett Mid Cap Value Portfolio
Assets:
Investments, at cost	$65,529,717	$52,764,725	$131,637,548	$117,979,988
Investments, at value	69,953,922	51,880,941	156,776,320	118,347,221
Repurchase agreements, at value	7,064,015	2,719,746	2,159,972	2,451,115
Total investments, at value	77,017,937	54,600,687	158,936,292	120,798,336
Cash	—	—	—	—
Receivables:
Capital shares sold	—	3,977,860	121,905	466,890
Investment advisor	—	—	—	—
Dividends and interest	51,314	57,069	120,023	124,273
Investments sold	766,904	8,001	—	—
Prepaid insurance	1,390	2,649	5,207	5,759
Total assets	77,837,545	58,646,266	159,183,427	121,395,258
Liabilities:
Payables:
Administrative fees	11,357	9,706	30,321	19,873
Capital shares redeemed	1,173,576	197,715	177,459	179,358
Investment advisor	35,059	27,208	108,974	96,938
Investments purchased	370,366	234,599	—	—
Transfer agent fees	2,507	1,518	3,273	2,810
Trustees' fees	—	124	—	152
Accrued expenses	18,503	34,157	43,787	42,252
Total liabilities	1,611,368	505,027	363,814	341,383
Net Assets	$76,226,177	$58,141,239	$158,819,613	$121,053,875
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$5,525	$4,445	$11,325	$10,737
Paid-in capital	64,809,534	48,161,112	116,800,222	87,603,553
Accumulated undistributed investment income (loss)—net	247,779	651,484	251,989	603,979
Accumulated realized capital gain (loss) on investments—net	(324,881)	7,488,236	14,457,333	30,017,258
Unrealized appreciation (depreciation) on investments—net	11,488,220	1,835,962	27,298,744	2,818,348
Net Assets	$76,226,177	$58,141,239	$158,819,613	$121,053,875
Shares Outstanding	5,525,093	4,444,594	11,324,869	10,737,078
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$13.80	$13.08	$14.02	$11.27

See Notes to Financial Statements.
51

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2007 (continued)

	Roszel/ Seligman Mid Cap Growth Portfolio	Roszel/ Allianz NFJ Small Cap Value Portfolio	Roszel/ JPMorgan Small Cap Growth Portfolio	Roszel/ Delaware Trend Portfolio
Assets:
Investments, at cost	$47,207,114	$78,787,224	$58,957,647	$28,203,625
Investments, at value	47,951,883	86,281,758	66,041,273	31,358,786
Repurchase agreements, at value	765,972	682,984	—	652,585
Total investments, at value	48,717,855	86,964,742	66,041,273	32,011,371
Cash	—	4,534	841	—
Receivables:
Capital shares sold	29,668	543	8,084	80,822
Investment advisor	—	—	—	—
Dividends and interest	14,941	132,896	35,034	6,000
Investments sold	—	82,197	—	59,335
Prepaid insurance	1,726	3,633	2,448	1,113
Total assets	48,764,190	87,188,545	66,087,680	32,158,641
Liabilities:
Payables:
Administrative fees	10,258	20,049	14,380	8,212
Capital shares redeemed	50,019	202,953	29,046	28,733
Investment advisor	31,558	71,548	49,804	20,704
Investments purchased	—	—	188,482	1,004
Transfer agent fees	1,263	1,829	1,430	1,066
Trustees' fees	—	142	—	—
Accrued expenses	26,950	34,131	32,801	25,993
Total liabilities	120,048	330,652	315,943	85,712
Net Assets	$48,644,142	$86,857,893	$65,771,737	$32,072,929
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$3,543	$6,387	$5,642	$2,548
Paid-in capital	37,236,983	60,608,015	47,497,935	23,032,598
Accumulated undistributed investment income (loss)—net	(2)	2,027,733	(2)	—
Accumulated realized capital gain (loss) on investments—net	9,892,877	16,038,240	11,184,536	5,230,037
Unrealized appreciation (depreciation) on investments—net	1,510,741	8,177,518	7,083,626	3,807,746
Net Assets	$48,644,142	$86,857,893	$65,771,737	$32,072,929
Shares Outstanding	3,543,038	6,387,014	5,642,341	2,548,446
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$13.73	$13.60	$11.66	$12.59

See Notes to Financial Statements.
52

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2007 (concluded)

Roszel/Lord Abbett Bond Debenture Portfolio
Assets:
Investments, at cost	$13,120,084
Investments, at value	12,548,469
Repurchase agreements, at value	483,567
Total investments, at value	13,032,036
Cash	—
Receivables:
Capital shares sold	7,314
Investment advisor	13,968
Dividends and interest	195,185
Investments sold	—
Prepaid insurance	442
Total assets	13,248,945
Liabilities:
Payables:
Administrative fees	3,276
Capital shares redeemed	87,264
Investment advisor	—
Investments purchased	—
Transfer agent fees	632
Trustees' fees	—
Accrued expenses	19,901
Total liabilities	111,073
Net Assets	$13,137,872
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$1,183
Paid-in capital	12,993,578
Accumulated undistributed investment income (loss)—net	9,702
Accumulated realized capital gain (loss) on investments—net	221,457
Unrealized appreciation (depreciation) on investments—net	(88,048)
Net Assets	$13,137,872
Shares Outstanding	1,183,472
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$11.10

See Notes to Financial Statements.
53

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2007

	Roszel/ Marsico Large Cap Growth Portfolio	Roszel/Lord Abbett Affiliated Portfolio	Roszel/ Allianz CCM Capital Appreciation Portfolio	Roszel/Lord Abbett Mid Cap Value Portfolio
Investment Income:
Dividends	$587,921	$1,210,211	$1,786,818	$2,066,244
Interest	166,907	116,083	144,946	285,324
Miscellaneous income	—	—	66,405	—
Less: Foreign taxes withheld	(1,538)	(1,197)	—	(340)
Total income	753,290	1,325,097	1,998,169	2,351,228
Expenses:
Investment advisory fees	367,434	498,829	1,309,415	1,296,783
Professional fees	32,094	52,138	93,952	94,011
Administrative services	84,121	112,400	259,472	238,317
Custodian fees	13,127	38,790	29,488	33,190
Transfer agent fees	16,873	17,271	41,584	38,602
Recoupment fees	—	—	—	8,122
Printing and shareholder reports	10,220	8,120	19,468	18,393
Trustees' fees and expenses	3,325	6,034	12,551	12,433
Other	3,308	5,898	15,268	14,104
Total expenses before expense reductions	530,502	739,480	1,781,198	1,753,955
Less: Advisory fee waivers and reimbursements, if any	(24,939)	(53,581)	—	—
Less: Reductions from commission recapture agreements, if any	(370)	(12,641)	(35,074)	(7,027)
Net expenses	505,193	673,258	1,746,124	1,746,928
Net investment income (loss)	248,097	651,839	252,045	604,300
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on investments—net	(285,545)	7,582,782	14,596,009	31,030,477
Change in unrealized appreciation (depreciation) on investments—net	10,816,508	(5,139,250)	11,987,759	(28,566,560)
Total realized and unrealized gain (loss)—net	10,530,963	2,443,532	26,583,768	2,463,917
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,779,060	$3,095,371	$26,835,813	$3,068,217

See Notes to Financial Statements.
54

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2007 (continued)

	Roszel/ Seligman Mid Cap Growth Portfolio	Roszel/ Allianz NFJ Small Cap Value Portfolio	Roszel/ JPMorgan Small Cap Growth Portfolio	Roszel/ Delaware Trend Portfolio
Investment Income:
Dividends	$134,853	$3,164,413	$185,108	$132,874
Interest	43,758	79,030	108,439	22,861
Miscellaneous income	—	—	—	—
Less: Foreign taxes withheld	(61)	(5,263)	—	—
Total income	178,550	3,238,180	293,547	155,735
Expenses:
Investment advisory fees	442,093	898,740	708,960	301,223
Professional fees	45,574	70,959	54,647	35,882
Administrative services	94,734	178,790	129,889	70,559
Custodian fees	20,484	20,295	27,779	24,725
Transfer agent fees	17,107	26,093	18,662	13,805
Recoupment fees	—	—	—	—
Printing and shareholder reports	5,784	8,659	9,497	4,525
Trustees' fees and expenses	3,219	8,152	5,061	2,096
Other	5,784	10,340	7,685	4,980
Total expenses before expense reductions	634,779	1,222,028	962,180	457,795
Less: Advisory fee waivers and reimbursements, if any	(36,525)	(6,382)	(29,433)	(50,283)
Less: Reductions from commission recapture agreements, if any	(47,020)	(8,749)	(523)	(8,286)
Net expenses	551,234	1,206,897	932,224	399,226
Net investment income (loss)	(372,684)	2,031,283	(638,677)	(243,491)
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on investments—net	10,295,531	16,073,362	11,998,535	5,534,285
Change in unrealized appreciation (depreciation) on investments—net	(1,907,265)	(13,511,745)	(2,656,957)	(1,824,028)
Total realized and unrealized gain (loss)—net	8,388,266	2,561,617	9,341,578	3,710,257
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,015,582	$4,592,900	$8,702,901	$3,466,766

See Notes to Financial Statements.
55

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2007 (concluded)

Roszel/Lord Abbett Bond Debenture Portfolio
Investment Income:
Dividends	$57,972
Interest	860,774
Miscellaneous income	—
Less: Foreign taxes withheld	—
Total income	918,746
Expenses:
Investment advisory fees	107,006
Professional fees	58,805
Administrative services	38,133
Custodian fees	12,826
Transfer agent fees	7,501
Recoupment fees	—
Printing and shareholder reports	1,341
Trustees' fees and expenses	1,077
Other	2,591
Total expenses before expense reductions	229,280
Less: Advisory fee waivers and reimbursements, if any	(82,150)
Less: Reductions from commission recapture agreements, if any	—
Net expenses	147,130
Net investment income (loss)	771,616
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on investments—net	233,129
Change in unrealized appreciation (depreciation) on investments—net	(316,907)
Total realized and unrealized gain (loss)—net	(83,778)
Net Increase (Decrease) in Net Assets Resulting from Operations	$687,838

See Notes to Financial Statements.
56

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	Roszel/Marsico Large Cap Growth Portfolio		Roszel/Lord Abbett Affiliated Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$248,097	$3,172	$651,839	$484,990
Net realized gain (loss)	(285,545)	(37,421)	7,582,782	2,612,857
Net change in unrealized appreciation (depreciation)	10,816,508	297,675	(5,139,250)	3,947,238
Net increase (decrease) in net assets resulting from operations	10,779,060	263,426	3,095,371	7,045,085
Distributions to Shareholders From:
Investment Income—net	—	—	(484,992)	(348,639)
Realized gains—net	—	(212,026)	(2,589,904)	(1,926,841)
Total distributions	—	(212,026)	(3,074,896)	(2,275,480)
Capital Share Transactions:
Shares sold	66,202,835	2,787,765	31,212,899	21,263,642
Shares issued on reinvestment of distributions	—	212,026	3,074,896	2,275,480
Shares redeemed	(5,678,627)	(2,161,073)	(34,278,183)	(8,773,537)
Net increase (decrease) in net assets derived from capital share transactions	60,524,208	838,718	9,612	14,765,585
Net Assets:
Total increase (decrease) in net assets	71,303,268	890,118	30,087	19,535,190
Beginning of period	4,922,909	4,032,791	58,111,152	38,575,962
End of period	$76,226,177	$4,922,909	$58,141,239	$58,111,152
Net Assets include undistributed investment income (loss)—net	$247,779	$2,221	$651,484	$484,966
Share Transactions:
Shares sold	5,518,900	249,998	2,340,798	1,673,498
Shares issued on reinvestment of distributions	—	19,909	229,813	189,150
Shares redeemed	(430,058)	(194,488)	(2,488,348)	(692,550)
Net increase (decrease) in shares outstanding	5,088,842	75,419	82,263	1,170,098

See Notes to Financial Statements.
57

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Allianz CCM Capital Appreciation Portfolio		Roszel/Lord Abbett Mid Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$252,045	$524,899	$604,300	$689,025
Net realized gain (loss)	14,596,009	16,986,538	31,030,477	18,956,932
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	11,987,759	(6,916,551)	(28,566,560)	(2,010,122)
Net increase (decrease) in net assets resulting from operations	26,835,813	10,594,886	3,068,217	17,635,835
Distributions to Shareholders From:
Investment Income—net	(524,914)	(361,330)	(688,364)	(716,133)
Realized gains—net	(17,078,941)	(21,702,718)	(19,293,266)	(20,656,765)
Total distributions	(17,603,855)	(22,064,048)	(19,981,630)	(21,372,898)
Capital Share Transactions:
Shares sold	3,144,297	21,821,422	27,400,327	14,946,146
Shares issued on reinvestment of
distributions	17,603,855	22,064,048	19,981,630	21,372,898
Shares redeemed	(39,080,620)	(38,707,029)	(59,673,442)	(45,747,485)
Net increase (decrease) in net assets derived from capital share transactions	(18,332,468)	5,178,441	(12,291,485)	(9,428,441)
Net Assets:
Total increase (decrease) in net assets	(9,100,510)	(6,290,721)	(29,204,898)	(13,165,504)
Beginning of period	167,920,123	174,210,844	150,258,773	163,424,277
End of period	$158,819,613	$167,920,123	$121,053,875	$150,258,773
Net Assets include undistributed investment income (loss)—net	$251,989	$524,858	$603,979	$688,043
Share Transactions:
Shares sold	227,663	1,530,880	2,058,337	1,119,178
Shares issued on reinvestment of distributions	1,331,608	1,714,378	1,585,844	1,856,898
Shares redeemed	(2,833,208)	(2,809,733)	(4,669,530)	(3,606,479)
Net increase (decrease) in shares outstanding	(1,273,937)	435,525	(1,025,349)	(630,403)

See Notes to Financial Statements.
58

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Seligman Mid Cap Growth Portfolio		Roszel/Allianz NFJ Small Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(372,684)	$(169,208)	$2,031,283	$2,424,219
Net realized gain (loss)	10,295,531	4,597,367	16,073,362	12,275,518
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	(1,907,265)	(1,675,010)	(13,511,745)	8,068,460
Net increase (decrease) in net assets resulting from operations	8,015,582	2,753,149	4,592,900	22,768,197
Distributions to Shareholders From:
Investment Income—net	—	—	(2,128,392)	(1,571,901)
Realized gains—net	(4,301,466)	(6,633,684)	(12,473,709)	(13,980,260)
Total distributions	(4,301,466)	(6,633,684)	(14,602,101)	(15,552,161)
Capital Share Transactions:
Shares sold	4,305,355	3,025,740	6,490,612	11,350,551
Shares issued on reinvestment of distributions	4,301,466	6,633,684	14,602,101	15,552,161
Shares redeemed	(14,278,793)	(16,860,313)	(34,965,819)	(40,086,090)
Net increase (decrease) in net assets derived from capital share transactions	(5,671,972)	(7,200,889)	(13,873,106)	(13,183,378)
Net Assets:
Total increase (decrease) in net assets	(1,957,856)	(11,081,424)	(23,882,307)	(5,967,342)
Beginning of period	50,601,998	61,683,422	110,740,200	116,707,542
End of period	$48,644,142	$50,601,998	$86,857,893	$110,740,200
Net Assets include undistributed investment income (loss)—net	$(2)	$(318)	$2,027,733	$2,414,665
Share Transactions:
Shares sold	311,381	218,845	421,555	755,034
Shares issued on reinvestment of distributions	310,800	551,428	985,962	1,112,458
Shares redeemed	(1,029,711)	(1,291,678)	(2,323,002)	(2,684,954)
Net increase (decrease) in shares outstanding	(407,530)	(521,405)	(915,485)	(817,462)

See Notes to Financial Statements.
59

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/JP Morgan Small Cap Growth Portfolio		Roszel/Delaware Trend Portfolio
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(638,677)	$(721,466)	$(243,491)	$(287,828)
Net realized gain (loss)	11,998,535	12,560,493	5,534,285	4,929,303
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	(2,656,957)	(106,088)	(1,824,028)	(2,002,239)
Net increase (decrease) in net assets resulting from operations	8,702,901	11,732,939	3,466,766	2,639,236
Distributions to Shareholders From:
Investment Income—net	—	—	—	—
Realized gains—net	(11,939,874)	(6,076,001)	(4,579,733)	(5,118,882)
Total distributions	(11,939,874)	(6,076,001)	(4,579,733)	(5,118,882)
Capital Share Transactions:
Shares sold	1,787,845	4,129,971	2,637,409	5,148,035
Shares issued on reinvestment of distributions	11,939,874	6,076,001	4,579,733	5,118,882
Shares redeemed	(22,350,601)	(20,923,130)	(11,040,372)	(13,319,474)
Net increase (decrease) in net assets derived from capital share transactions	(8,622,882)	(10,717,158)	(3,823,230)	(3,052,557)
Net Assets:
Total increase (decrease) in net assets	(11,859,855)	(5,060,220)	(4,936,197)	(5,532,203)
Beginning of period	77,631,592	82,691,812	37,009,126	42,541,329
End of period	$65,771,737	$77,631,592	$32,072,929	$37,009,126
Net Assets include undistributed investment income (loss)—net	$(2)	$(3,163)	$—	$—
Share Transactions:
Shares sold	147,277	330,769	198,767	359,473
Shares issued on reinvestment of distributions	1,043,695	524,697	359,195	412,813
Shares redeemed	(1,832,282)	(1,733,469)	(827,898)	(1,001,361)
Net increase (decrease) in shares outstanding	(641,310)	(878,003)	(269,936)	(229,075)

See Notes to Financial Statements.
60

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	Roszel/Lord Abbett Bond Debenture Portfolio
	Year Ended December 31,
	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$771,616	$681,638
Net realized gain (loss)	233,129	38,368
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	(316,907)	409,772
Net increase (decrease) in net assets resulting from operations	687,838	1,129,778
Distributions to Shareholders From:
Investment Income—net	(845,120)	(708,546)
Realized gains—net	(30,676)	(267,083)
Total distributions	(875,796)	(975,629)
Capital Share Transactions:
Shares sold	3,329,009	3,178,451
Shares issued on reinvestment of distributions	875,795	975,629
Shares redeemed	(4,217,333)	(3,239,741)
Net increase (decrease) in net assets derived from capital share transactions	(12,529)	914,339
Net Assets:
Total increase (decrease) in net assets	(200,487)	1,068,488
Beginning of period	13,338,359	12,269,871
End of period	$13,137,872	$13,338,359
Net Assets include undistributed investment income (loss)—net	$9,702	$79,744
Share Transactions:
Shares sold	294,510	288,567
Shares issued on reinvestment of distributions	77,992	89,010
Shares redeemed	(375,962)	(292,255)
Net increase (decrease) in shares outstanding	(3,460)	85,322

See Notes to Financial Statements.
61

MLIG Variable Insurance Trust
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements and are intended to help you understand the financial performance of the Portfolios since inception. Per Share Operating Performance reflects financial results for a single Portfolio share. Total Return represents the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).

	Roszel/Marsico Large Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.28	$11.18	$11.54	$11.32	$8.97
Investment income (loss)—net (a)(g)	0.07	0.01	(0.01)	0.01	(0.00	)†
Realized and unrealized gain (loss) on investments—net	2.45	0.60	0.30	0.48	2.37
Total from investment operations	2.52	0.61	0.29	0.49	2.37
Distributions to shareholders from:
Investment income—net	—	—	(0.01)	(0.00)†	(0.02)
Realized gains—net	—	(0.51)	(0.64)	(0.27)	—
Total distributions	—	(0.51)	(0.65)	(0.27)	(0.02)
Net asset value, end of period	$13.80	$11.28	$11.18	$11.54	$11.32
Total Return (b)	22.34%	5.69%	2.92%	4.53%	26.40%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.15%	2.11%	2.10%	2.27%	3.07%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.10%	1.10%	1.08%	0.89%	0.94%
Investment income (loss)—net before expense reductions (e)	0.49%	(0.95)%	(1.11)%	(1.30)%	(2.12)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.54%	0.07%	(0.11)%	(0.13)%	(0.15)%
Investment income (loss)—net of all reductions (g)	0.54%	0.07%	(0.09)%	0.08%	0.01%
Supplemental Data:
Net assets, end of period (in thousands)	$76,226	$4,923	$4,033	$4,170	$3,905
Portfolio turnover rate	63%	61%	97%	149%	103%
	Roszel/Lord Abbett Affiliated Portfolio
	Year Ended December 31,				May 1, 2003* to December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.32	$12.08	$12.86	$12.11	$10.00
Investment income (loss)—net (a)(g)	0.14	0.15	0.11	0.10	0.07
Realized and unrealized gain (loss) on investments—net	0.36	1.88	0.23	1.21	2.04
Total from investment operations	0.50	2.03	0.34	1.31	2.11
Distributions to shareholders from:
Investment income—net	(0.12)	(0.12)	(0.09)	(0.05)	—
Realized gains—net	(0.62)	(0.67)	(1.03)	(0.51)	—
Total distributions	(0.74)	(0.79)	(1.12)	(0.56)	—
Net asset value, end of period	$13.08	$13.32	$12.08	$12.86	$12.11
Total Return (b)	3.64%	17.50%	3.18%	11.27%	21.10	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.19%	1.19%	1.20%	1.26%	1.61	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.08%	1.09%	1.08%	1.07%	0.80	%(d)
Investment income (loss)—net before expense reductions (e)	0.94%	1.04%	0.80%	0.60%	0.14	%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.03%	1.13%	0.90%	0.76%	0.65	%(d)
Investment income (loss)—net of all reductions (g)	1.05%	1.14%	0.92%	0.79%	0.95	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$58,141	$58,111	$38,576	$36,291	$36,472
Portfolio turnover rate	119%	62%	49%	89%	65	%(c)

See Notes to Financial Statements.
62

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Allianz CCM Capital Appreciation Portfolio
	Year Ended December 31,				May 1, 2003* to December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.33	$14.32	$13.25	$11.83	$10.00
Investment income (loss)—net (a)(g)	0.02	0.04	0.03	0.06	(0.01)
Realized and unrealized gain (loss) on investments—net	2.25	0.82	1.20	1.44	1.84
Total from investment operations	2.27	0.86	1.23	1.50	1.83
Distributions to shareholders from:
Investment income—net	(0.05)	(0.03)	(0.06)	—	—
Realized gains—net	(1.53)	(1.82)	(0.10)	(0.08)	—
Total distributions	(1.58)	(1.85)	(0.16)	(0.08)	—
Net asset value, end of period	$14.02	$13.33	$14.32	$13.25	$11.83
Total Return (b)	17.69%	6.46%	9.42%	12.80%	18.30	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.09%	1.08%	1.07%	1.10%	1.21	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.09%	1.08%	1.07%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.07%	1.04%	1.04%	1.06%	1.01	%(d)
Investment income (loss)—net before expense reductions (e)	0.09%	0.27%	0.17%	0.42%	(0.36	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.09%	0.27%	0.17%	0.42%	0.25	%(d)
Investment income (loss)—net of all reductions (g)	0.11%	0.31%	0.20%	0.46%	0.16	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$158,820	$167,920	$174,211	$183,477	$169,495
Portfolio turnover rate	123%	170%	142%	146%	260	%(c)
	Roszel/Lord Abbett Mid Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.77	$13.19	$13.28	$11.24	$9.04
Investment income (loss)—net (a)(g)	0.05	0.06	0.06	0.06	0.07
Realized and unrealized gain (loss) on investments—net	0.20	1.34	0.96	2.53	2.16
Total from investment operations	0.25	1.40	1.02	2.59	2.23
Distributions to shareholders from:
Investment income—net	(0.06)	(0.06)	(0.05)	(0.07)	(0.03)
Realized gains—net	(1.69)	(1.76)	(1.06)	(0.48)	—
Total distributions	(1.75)	(1.82)	(1.11)	(0.55)	(0.03)
Net asset value, end of period	$11.27	$12.77	$13.19	$13.28	$11.24
Total Return (b)	0.50%	12.13%	8.23%	23.77%	24.71%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.15%	1.15%	1.15%	1.15%	1.21%
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (g)	1.15%	1.15%	1.15%	1.15%	1.14%
Investment income (loss)—net before expense reductions (e)	0.39%	0.43%	0.46%	0.48%	0.62%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.39%	0.43%	0.46%	0.48%	0.68%
Investment income (loss)—net of all reductions (g)	0.40%	0.43%	0.46%	0.48%	0.69%
Supplemental Data:
Net assets, end of period (in thousands)	$121,054	$150,259	$163,424	$157,417	$137,276
Portfolio turnover rate	42%	24%	30%	32%	47%

See Notes to Financial Statements.
63

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Seligman Mid Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.81	$13.79	$12.87	$12.24	$9.18
Investment income (loss)—net (a)(g)	(0.10)	(0.04)	(0.06)	(0.07)	(0.06)
Realized and unrealized gain (loss) on investments—net	2.21	0.71	1.54	1.11	3.12
Total from investment operations	2.11	0.67	1.48	1.04	3.06
Distributions to shareholders from:
Realized gains—net	(1.19)	(1.65)	(0.56)	(0.41)	—
Net asset value, end of period	$13.73	$12.81	$13.79	$12.87	$12.24
Total Return (b)	16.37%	5.63%	11.95%	8.57%	33.33%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.22%	1.19%	1.19%	1.24%	1.43%
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (g)	1.06%	1.03%	1.06%	1.04%	1.10%
Investment income (loss)—net before expense reductions (e)	(0.88)%	(0.47)%	(0.58)%	(0.78)%	(0.92)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.81)%	(0.42)%	(0.54)%	(0.69)%	(0.64)%
Investment income (loss)—net of all reductions (g)	(0.72)%	(0.30)%	(0.45)%	(0.58)%	(0.59)%
Supplemental Data:
Net assets, end of period (in thousands)	$48,644	$50,602	$61,683	$49,925	$32,793
Portfolio turnover rate	201%	203%	193%	214%	144%
	Roszel/Allianz NFJ Small Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$15.16	$14.37	$13.94	$11.47	$9.33
Investment income (loss)—net (a)(g)	0.29	0.31	0.25	0.25	0.20
Realized and unrealized gain (loss) on investments—net	0.40	2.64	1.30	2.35	2.90
Total from investment operations	0.69	2.95	1.55	2.60	3.10
Distributions to shareholders from:
Investment income—net	(0.33)	(0.22)	(0.18)	—	(0.23)
Realized gains—net	(1.92)	(1.94)	(0.94)	(0.13)	(0.73)
Total distributions	(2.25)	(2.16)	(1.12)	(0.13)	(0.96)
Net asset value, end of period	$13.60	$15.16	$14.37	$13.94	$11.47
Total Return (b)	3.30%	21.82%	11.78%	22.83%	33.19%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.16%	1.15%	1.15%	1.17%	1.34%
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (g)	1.14%	1.14%	1.13%	1.13%	1.05%
Investment income (loss)—net before expense reductions (e)	1.91%	2.09%	1.73%	2.13%	1.67%
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.91%	2.09%	1.73%	2.15%	1.86%
Investment income (loss)—net of all reductions (g)	1.92%	2.10%	1.75%	2.17%	1.96%
Supplemental Data:
Net assets, end of period (in thousands)	$86,858	$110,740	$116,708	$96,956	$62,982
Portfolio turnover rate	28%	27%	39%	51%	62%

See Notes to Financial Statements.
64

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/JPMorgan Small Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.35	$11.55	$12.70	$11.65	$8.50
Investment income (loss)—net (a)(g)	(0.11)	(0.11)	(0.11)	(0.11)	(0.09)
Realized and unrealized gain (loss) on investments—net	1.53	1.86	0.73	1.16	3.24
Total from investment operations	1.42	1.75	0.62	1.05	3.15
Distributions to shareholders from:
Realized gains—net	(2.11)	(0.95)	(1.77)	—	—
Net asset value, end of period	$11.66	$12.35	$11.55	$12.70	$11.65
Total Return (b)	11.81%	15.67%	6.41%	9.01%	37.06%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.29%	1.27%	1.26%	1.29%	1.39%
Expenses net of waivers and reimbursements, if any (f)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions (g)	1.25%	1.25%	1.25%	1.25%	1.24%
Investment income (loss)—net before expense reductions (e)	(0.90)%	(0.91)%	(1.00)%	(0.96)%	(1.09)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.86)%	(0.89)%	(0.99)%	(0.92)%	(0.95)%
Investment income (loss)—net of all reductions (g)	(0.86)%	(0.89)%	(0.99)%	(0.92)%	(0.94)%
Supplemental Data:
Net assets, end of period (in thousands)	$65,772	$77,632	$82,692	$73,682	$73,396
Portfolio turnover rate	77%	87%	115%	111%	46%
	Roszel/Delaware Trend Portfolio
	Year Ended December 31,				May 1, 2003* to December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.13	$13.96	$13.62	$12.39	$10.00
Investment income (loss)—net (a)(g)	(0.09)	(0.10)	(0.08)	(0.09)	(0.05)
Realized and unrealized gain (loss) on investments—net	1.42	1.06	0.69	1.51	2.44
Total from investment operations	1.33	0.96	0.61	1.42	2.39
Distributions to shareholders from:
Realized gains—net	(1.87)	(1.79)	(0.27)	(0.19)	—
Net asset value, end of period	$12.59	$13.13	$13.96	$13.62	$12.39
Total Return (b)	9.93%	7.62%	4.74%	11.54%	23.90	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.29%	1.28%	1.20%	1.20%	1.36	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.13%	1.13%	1.13%	1.14%	1.15	%(d)
Investment income (loss)—net before expense reductions (e)	(0.85)%	(0.86)%	(0.71)%	(0.77)%	(0.92	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.71)%	(0.73)%	(0.66)%	(0.72)%	(0.71	)%(d)
Investment income (loss)—net of all reductions (g)	(0.69)%	(0.71)%	(0.64)%	(0.71)%	(0.71	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$32,073	$37,009	$42,541	$79,235	$68,647
Portfolio turnover rate	76%	64%	63%	48%	114	%(c)

See Notes to Financial Statements.
65

MLIG Variable Insurance Trust
Financial Highlights (concluded)

	Roszel/Lord Abbett Bond Debenture Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.24	$11.14	$11.74	$11.48	$10.38
Investment income (loss)—net (a)(g)	0.65	0.60	0.59	0.60	0.64
Realized and unrealized gain (loss) on investments—net	(0.05)	0.36	(0.34)	0.35	1.08
Total from investment operations	0.60	0.96	0.25	0.95	1.72
Distributions to shareholders from:
Investment income—net	(0.71)	(0.62)	(0.62)	(0.62)	(0.61)
Realized gains—net	(0.03)	(0.24)	(0.23)	(0.07)	(0.01)
Total distributions	(0.74)	(0.86)	(0.85)	(0.69)	(0.62)
Net asset value, end of period	$11.10	$11.24	$11.14	$11.74	$11.48
Total Return (b)	5.45%	9.16%	2.23%	8.14%	17.02%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.71%	1.52%	1.39%	1.47%	2.15%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss)—net before expense reductions (e)	5.16%	4.95%	4.91%	4.93%	4.72%
Investment income (loss)—net of waivers and reimbursements, if any (f)	5.77%	5.37%	5.20%	5.30%	5.77%
Investment income (loss)—net of all reductions (g)	5.77%	5.37%	5.20%	5.30%	5.77%
Supplemental Data:
Net assets, end of period (in thousands)	$13,138	$13,338	$12,270	$14,860	$16,794
Portfolio turnover rate	47%	41%	53%	87%	63%

Notes to Financial Highlights:

*  Commencement of investment operations.

†  Per share amount is less than $0.01.

(a)  Based on average shares outstanding during the respective periods.

(b)  Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at the net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)  Not annualized.

(d)  Annualized.

(e)  Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f)  Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g)  Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

See Notes to Financial Statements.
66

MLIG Variable Insurance Trust
Notes to Financial Statements

1.  Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios, each of which is, in effect, a separate mutual fund. Nine portfolios are included in this semiannual report consisting of Roszel/Marsico Large Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio (the "Portfolios"). Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY"). MLLIC and MLLICNY were formerly subsidiaries of Merrill Lynch & Co., Inc., but were acquired by AEGON U.S.A. in a transaction that closed on December 28, 2007. The Portfolios serve as funding vehicles for certain variable annuity and variable life insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities are valued most often on the basis of market quotations. Equity securities and other investments listed on any US or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the official closing price on that exchange or the official closing price on the NASDAQ on the valuation day. Securities of foreign issuers generally are valued on the basis of quotation from the primary market in which they are traded. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. Income-bearing securities with a maturity of 61 days or more are valued using dealer supplied quotations or prices supplied by qualified pricing services selected by J. P. Morgan Investor Services Co. (the "Administrator") pursuant to procedures established by the Trust's board of trustees. Short term debt securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates market value. Investments in other investment companies are valued at the daily closing net asset value of the respective investment company.

If quotations are not readily available for a security, or if the Adviser or Administrator believes that the quotation or other market price for a security does not represent its fair value, the Valuation Committee of the Adviser may value the security using procedures approved by the Trust's board of trustees that are designed to establish its "fair" value ("fair value procedures"). While the fair value procedures may be used to value any security, most often they are used to establish the values of small capitalization securities, lower-rated securities or securities of foreign issuers. The Adviser relies on its fair value procedures the most in connection with securities of foreign issuers whose principal trading market is outside the U.S. and/or are non-dollar securities. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). From time to time, events occur that affect foreign issuers or securities after the close of trading in the securities but before the close of business on the NYSE. In these situations, the fair value of the security as determined by the Adviser using the fair value procedures may be different from the last available quotation or other market price. The fair value procedures for securities of foreign issuers and/or non-dollar securities will, in most cases, include consultation with an independent fair value pricing service. Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the Adviser's Valuation Committee under the fair value procedures for any security may

67

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

vary from the last quoted sale price or the market close price, or from the value given to the same security by an independent pricing service, other financial institutions or investment managers or the Valuation Committee itself had it used a different methodology to value the security. The Trust and the Adviser cannot assure that a security can be sold at the fair value assigned to it at any time.

The Lord Abbett Bond Debenture Portfolio invests a significant portion of its assets in corporate bonds, some of which are below-investment grade. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Portfolio has not been adversely impacted, continuing shifts in the market's perception of the credit quality of fixed-income securities, particularly mortgage-backed and asset-backed securities, may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio also holds certain securities, the issuers of which operate under a congressional charter. These securities (Federal Home Loan Mortgage Corporation and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit), would require congressional action.

(b) New accounting pronouncements—In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the application of the SFAS 157 and has not at this time determined the impact, if any, resulting from the adoption on the Portfolios' financial statement disclosures.

In addition, in February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of FASB Statement No. 115."("SFAS 159"), which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. The fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management continues to evaluate the impact the adoption of SFAS 159 will have on the Portfolios' financial statements.

(c) Repurchase agreements—The Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(d) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

(e) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions

68

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

(f) Expenses—Common expenses of the Trust have been allocated to the individual Portfolios of the Trust daily on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

(g) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Bond Debenture Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income.

Roszel/Lord Abbett Bond Debenture Portfolio declares and pays dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(h) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes. The Portfolios file tax returns with the U.S. Internal Revenue Service and various other taxing authorities.

The Portfolios adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, a Portfolio recognizes interest accrued related to unrecognized tax benefits and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2007, remains subject to examination by taxing authorities.

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss) accumulated net realized gain (loss) and paid-in capital at December 31, 2007 as follows:

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In- Capital
Roszel/Marsico Large Cap Growth Portfolio	$(2,539)	$—	$2,539
Roszel/Lord Abbett Affiliated Portfolio	(329)	329	—
Roszel/Allianz CCM Capital Appreciation Portfolio	—	—	—
Roszel/Lord Abbett Mid Cap Value Portfolio	—	—	—
Roszel/Seligman Mid Cap Growth Portfolio	373,000	(373,000)	—
Roszel/Allianz NFJ Small Cap Value Portfolio	(289,823)	194,238	95,585
Roszel/JPMorgan Small Cap Growth Portfolio	641,838	(641,838)	—
Roszel/Delaware Trend Portfolio	243,491	(169,889)	(73,602)
Roszel/Lord Abbett Bond Debenture Portfolio	3,462	(3,462)	—

69

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of each Portfolio's next taxable year. For the period from November 1, 2007 to December 31, 2007, the following Portfolios incurred and elected to defer until January 1, 2008 for U.S. Federal income tax purposes net capital losses as stated below:

Portfolio	Post October Capital Losses
Roszel/Marsico Large Cap Growth Portfolio	$740,393
Roszel/Lord Abbett Affiliated Portfolio	27,633
Roszel/Allianz CCM Capital Appreciation Portfolio	168,537

The tax character of distributions paid was as follows:

	2007 Distribution Paid From		2006 Distribution Paid From
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Roszel/Marsico Large Cap Growth Portfolio	$—	$—	$85,741	$126,285
Roszel/Lord Abbett Affiliated Portfolio	676,000	2,398,896	745,958	1,529,522
Roszel/Allianz CCM Capital Appreciation Portfolio	2,097,192	15,506,663	4,312,811	17,751,237
Roszel/Lord Abbett Mid Cap Value Portfolio	1,677,323	18,304,307	1,583,382	19,789,516
Roszel/Seligman Mid Cap Growth Portfolio	839,421	3,462,045	4,417,924	2,215,760
Roszel/Allianz NFJ Small Cap Value Portfolio	4,358,465	10,243,636	4,650,789	10,901,372
Roszel/JPMorgan Small Cap Growth Portfolio	5,712,647	6,227,227	1,417,325	4,658,676
Roszel/Delaware Trend Portfolio	330,982	4,248,751	6,267	5,112,615
Roszel/Lord Abbett Bond Debenture Portfolio	864,035	11,761	948,377	27,252

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Roszel/Marsico Large Cap Growth Portfolio	$372,689	$352,684
Roszel/Lord Abbett Affiliated Portfolio	2,255,412	6,018,064
Roszel/Allianz CCM Capital Appreciation Portfolio	7,381,488	7,577,324
Roszel/Lord Abbett Mid Cap Value Portfolio	2,142,462	29,928,989
Roszel/Seligman Mid Cap Growth Portfolio	8,890,371	1,403,316
Roszel/Allianz NFJ Small Cap Value Portfolio	3,440,757	14,652,805
Roszel/JPMorgan Small Cap Growth Portfolio	2,847,521	8,593,855
Roszel/Delaware Trend Portfolio	—	5,270,981
Roszel/Lord Abbett Bond Debenture Portfolio	13,759	225,595

2.  Investment Advisory Fees and Other Transactions with Affiliates:

The Trust has entered into a management agreement with the Advisor. For the year ended December 31, 2007, the annual investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Advisory Fee
Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Lord Abbett Affiliated Portfolio	0.80%
Roszel/Allianz CCM Capital Appreciation Portfolio	0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio	0.85%
Roszel/Seligman Mid Cap Growth Portfolio	0.85%
Roszel/Allianz NFJ Small Cap Value Portfolio	0.85%
Roszel/JPMorgan Small Cap Growth Portfolio	0.95%
Roszel/Delaware Trend Portfolio	0.85%
Roszel/Lord Abbett Bond Debenture Portfolio	0.80%

70

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

For the year ended December 31, 2007, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the Advisor:

Portfolio	Broker	Commission Paid
Roszel/Marsico Large Cap Growth Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	$555
Roszel/Lord Abbett Affiliated Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	28,405
	Citation Financial Group	19,237
Roszel/Allianz CCM Capital Appreciation Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	3,876
	Citation Financial Group	55,501
	Broadcort Capital Corp.	1,130
Roszel/Lord Abbett Mid Cap Value Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	16,780
	Citation Financial Group	10,210
Roszel/Seligman Mid Cap Growth Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	4
	Citation Financial Group	73,184
Roszel/Allianz NFJ Small Cap Value Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	3,234
	Citation Financial Group	12,685
Roszel/JPMorgan Small Cap Growth Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	1,221
Roszel/Delaware Trend Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	2,477
	Citation Financial Group	15,459

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions
Roszel/Marsico Large Cap Growth Portfolio	$370
Roszel/Lord Abbett Affiliated Portfolio	12,641
Roszel/Allianz CCM Capital Appreciation Portfolio	35,074
Roszel/Lord Abbett Mid Cap Value Portfolio	7,027
Roszel/Seligman Mid Cap Growth Portfolio	47,020
Roszel/Allianz NFJ Small Cap Value Portfolio	8,749
Roszel/JPMorgan Small Cap Growth Portfolio	523
Roszel/Delaware Trend Portfolio	8,286
Roszel/Lord Abbett Bond Debenture Portfolio	—

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

Average Daily Net Assets	Annual Fee or Rate
Up to $15,000,000	$7,500
Above $15,000,000 - $25,000,000	0.050%
Above $25,000,000 - $50,000,000	0.040%
Above $50,000,000 - $75,000,000	0.030%
Above $75,000,000	0.025%

The Trust's distributor is MLPF&S, an affiliate of the Advisor.

Certain officers of the Trust are officers and/or directors of the Advisor, MLPF&S and Merrill Lynch Insurance Group, Inc.

71

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

3.  Investments:

Purchases and sales of investments, excluding short-term securities of the Portfolios, for the year ended December 31, 2007 were as follows:

Portfolio	Purchases	Sales
Roszel/Marsico Large Cap Growth Portfolio	$81,526,587	$26,939,381
Roszel/Lord Abbett Affiliated Portfolio	69,584,089	75,626,702
Roszel/Allianz CCM Capital Appreciation Portfolio	196,328,730	227,149,124
Roszel/Lord Abbett Mid Cap Value Portfolio	60,655,306	89,776,685
Roszel/Seligman Mid Cap Growth Portfolio	103,214,098	112,721,089
Roszel/Allianz NFJ Small Cap Value Portfolio	29,358,617	53,218,337
Roszel/JPMorgan Small Cap Growth Portfolio	56,808,699	77,199,633
Roszel/Delaware Trend Portfolio	26,397,173	35,549,260
Roszel/Lord Abbett Bond Debenture Portfolio	5,999,271	6,549,326

As of December 31, 2007, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Roszel/Marsico Large Cap Growth Portfolio	$65,588,957	$12,253,159	$(824,179)	$11,428,980
Roszel/Lord Abbett Affiliated Portfolio	52,870,844	4,933,230	(3,203,387)	1,729,843
Roszel/Allianz CCM Capital Appreciation Portfolio	131,718,502	28,874,658	(1,656,868)	27,217,790
Roszel/Lord Abbett Mid Cap Value Portfolio	119,430,201	16,032,732	(14,664,597)	1,368,135
Roszel/Seligman Mid Cap Growth Portfolio	47,607,926	4,598,635	(3,488,706)	1,109,929
Roszel/Allianz NFJ Small Cap Value Portfolio	78,814,814	16,218,623	(8,068,695)	8,149,928
Roszel/JPMorgan Small Cap Growth Portfolio	59,214,487	11,524,540	(4,697,754)	6,826,786
Roszel/Delaware Trend Portfolio	28,224,930	5,701,860	(1,915,419)	3,786,441
Roszel/Lord Abbett Bond Debenture Portfolio	13,128,277	409,372	(505,613)	(96,241)

4.  Expense Limitation:

The Trust and the Advisor have entered into an expense limitation agreement which is effective through April 30, 2008, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees. Under the agreement, the Advisor agrees to waive fees payable to it and, if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Voluntary Expense Limitations
Roszel/Marsico Large Cap Growth Portfolio	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1.10%
Roszel/Allianz CCM Capital Appreciation Portfolio	1.10%
Roszel/Lord Abbett Mid Cap Value Portfolio	1.15%
Roszel/Seligman Mid Cap Growth Portfolio	1.15%
Roszel/Allianz NFJ Small Cap Value Portfolio	1.15%
Roszel/JPMorgan Small Cap Growth Portfolio	1.25%
Roszel/Delaware Trend Portfolio	1.15%
Roszel/Lord Abbett Bond Debenture Portfolio	1.10%

72

MLIG Variable Insurance Trust
Notes to Financial Statements (concluded)

The expense limitation is affected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended December 31, 2007, advisory fee waivers and expense reimbursements were as follows:

Portfolio	Advisory Fees Waived	Expense Reimbursement
Roszel/Marsico Large Cap Growth Portfolio	$24,939	—
Roszel/Lord Abbett Affiliated Portfolio	53,581	—
Roszel/Allianz CCM Capital Appreciation Portfolio	—	—
Roszel/Lord Abbett Mid Cap Value Portfolio	—	—
Roszel/Seligman Mid Cap Growth Portfolio	36,525	—
Roszel/Allianz NFJ Small Cap Value Portfolio	6,382	—
Roszel/JPMorgan Small Cap Growth Portfolio	29,433	—
Roszel/Delaware Trend Portfolio	50,283	—
Roszel/Lord Abbett Bond Debenture Portfolio	82,150	—

In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

For the year ended December 31, 2007, the Advisor received the following recoupment fees:

Portfolio	Expense Reimbursement
Roszel/Lord Abbett Mid Cap Value Portfolio	$8,122

As of December 31, 2007, the remaining maximum amounts recoverable by the Advisor over the next three years under the expense limitation agreement are as follows:

	Amount Eligible Through			Total Eligible for
Portfolio	2008	2009	2010	Reimbursement
Roszel/Marsico Large Cap Growth Portfolio	$39,930	$46,115	$24,939	$110,984
Roszel/Lord Abbett Affiliated Portfolio	40,231	39,142	53,581	132,954
Roszel/Allianz CCM Capital Appreciation Portfolio	—	—	—	—
Roszel/Lord Abbett Mid Cap Value Portfolio	—	—	—	—
Roszel/Seligman Mid Cap Growth Portfolio	25,382	27,029	36,525	88,936
Roszel/Allianz NFJ Small Cap Value Portfolio	—	2,258	6,382	8,640
Roszel/JPMorgan Small Cap Growth Portfolio	15,823	20,196	29,433	65,452
Roszel/Delaware Trend Portfolio	35,113	48,234	50,283	133,630
Roszel/Lord Abbett Bond Debenture Portfolio	42,953	53,432	82,150	178,535

73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the "Trust"), consisting of Roszel/Marsico Large Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio (collectively the "Portfolios"), as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 21, 2008

74

MLIG Variable Insurance Trust
Approval of Investment Advisory Contract (Unaudited)

The Board, which includes as members only trustees who are not "interested persons" as defined in the 1940 Act ("independent trustees"), meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreement between the Trust and Roszel Advisors, and (2) the sub-advisory agreements between Roszel Advisors and the sub-advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

At the September 20, 2007 Board meeting, the Board voted to approve a new sub-advisory agreement with Marsico Capital Management, LLC ("Marsico"). Marsico is the sub-adviser to the Roszel/Marsico Large Cap Growth Portfolio (the "Portfolio"). Prior to December 14, 2007, Marsico was a wholly-owned subsidiary of Bank of America Corporation. On June 14, 2007, Bank of American Corporation announced that it had agreed to sell Marsico back to its founder, Thomas Marsico (the "Sale").

To the extent that the Sale may be deemed to be an "assignment" (as defined under the 1940 Act) of the sub-advisory agreement between Roszel Advisors and Marsico (the "Old Agreement") because of a change in the ownership of Marsico, the Old Agreement would terminate in accordance with the terms of the 1940 Act. In anticipation of the Sale, on September 20, 2007, the Board, at an "in person" meeting, considered the details of the Sale and the services provided by Marsico and determined that it wished to retain Marsico as the sub-adviser to the Portfolio after the completion of the Sale. Thus, at the September 20th meeting, the Board approved a new sub-advisory agreement between Roszel Advisors and Marsico to take effect immediately after the completion of the Sale (the "New Agreement"). The Sale was completed on December 14, 2007.

At the September 20, 2007 meeting, the Board was presented with information that the Sale would have no impact on Marsico's ability to provide sub-advisory services to the Portfolio and that Marsico's reasons for entering into the Sale were to preserve its autonomy and to be able to compensate its employees effectively. Based on this information, the Board, with the assistance of independent counsel, concluded that the determinations it made at the March 16, 2007 meeting with respect to the approval of the Old Agreement were still valid, and the Board decided to approve the New Agreement based on the same determinations.

At the March 16, 2007 meeting, the Board reviewed information prepared by both Roszel Advisors and Marsico. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolio, including fee, expense, and performance information. This report also ranked the Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and a group compiled by the independent consultant consisting of all registered investment companies underlying variable insurance products that are managed in the same investment style as the Portfolio ("Competitor Group").

The following discussion is not intended to be all-inclusive. With respect to the Old Agreement, the Board, with the assistance of independent counsel, reviewed a variety of factors and considered a significant amount of information. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the Old Agreement. The Board did not identify any particular information that was all-important or controlling. The approval determination was made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

Specifically, the Board reviewed information that included: (1) the nature, extent, and quality of the portfolio management services that Marsico has been providing to the Portfolio and that Marsico is expected to provide to the Portfolio in the future; (2) Marsico's investment process; (3) the historical

75

MLIG Variable Insurance Trust
Approval of Investment Advisory Contract (Unaudited) (concluded)

performance record of the Portfolio; (4) the structure of Marsico and its ability to provide services to the Portfolio, based on its financial condition as well as the credentials, reputation, background and investment experience of its personnel; (5) the anticipated costs of services provided and profits expected to be realized by Marsico from serving as a sub-adviser to the Portfolio; (6) any indirect benefits (such as soft dollars) Marsico would receive as a result of serving as a sub-adviser to the Portfolio; (7) the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and (8) the sub-advisory fee to be paid by the Portfolio compared to the sub-advisory fee paid by similar portfolios.

In its evaluation, the Board considered that Marsico is responsible for managing the investment operations and the composition of the Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectus and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that Marsico is responsible for (1) providing investment research and supervision of the Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that the Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting the Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio in a manner consistent with its policies.

In considering the performance of the Portfolio, the Board noted that the Portfolio had outperformed its benchmark, the Russell 1000 Growth Index, since Marsico became its sub-adviser on July 1, 2005.

In reviewing performance, the Board also considered the small relative size of the Portfolio and the fact that the Portfolio is designed for use in the Consults Annuity and, therefore, is designed to be sub-advised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the "Consults Program"), a portfolio management program available to individual investors, so that investors have similar options for investment managers under both the Consults Annuity and the Consults Program.

Given the factors noted above, at the March 16, 2007 meeting, the Board concluded that there was a reasonable basis on which to conclude that Marsico would be able to continue to provide satisfactory investment sub-advisory services to the Portfolio.

When considering the sub-advisory fee, the Board noted that the Portfolio's overall management fee was one of the lowest in both its Comparable Group and its Competitor Group, ranking the 2nd lowest out of 12 funds, and 4th lowest out of 147 funds, respectively. At the March 16, 2007 meeting, the Board concluded that the sub-advisory fee to be paid to Marsico by Roszel Advisors was reasonable. In reaching that conclusion, the Board considered the sub-advisory fee in light of a variety of factors, including: (1) the nature, quality, and extent of services provided to the Portfolio; (2) the fact that the current size of the Portfolio made any discussions regarding economies of scale premature; (3) the fact that the sub-advisory fee to be paid by Roszel Advisors was similar to the sub-advisory fees paid for similar portfolios; (4) the relatively small amount of total sub-advisory fees that Marsico had received from Roszel Advisors for its services to the Portfolio since it became the subadviser in 2005; and (5) that although Marsico may receive benefits through "soft dollar" arrangements by which brokers provide research and execution services to Marsico as part of the brokers' provision of brokerage services to the Portfolio, this benefit was reasonable and consistent with the types of benefits generally derived by subadvisers to mutual funds.

76

Trust Management
Trustees and Officers

The Trust's board of trustees is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

The following information is provided for each trustee and officer of the Trust as of December 31, 2007.

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees

Robert Bordeman 1700 Merrill Lynch Drive Pennington, NJ 08534 (51)	Trustee	Indefinite term Since June 5, 2002	1995 - Present Chief Executive Officer, Safeway Insurance Group	24	None

Lisa Wilhelm Haag 1700 Merrill Lynch Drive Pennington, NJ 08534 (49)	Trustee	Indefinite term Since September 7, 2005	February 2008 - Present, Director - Fixed Income & Currency, Trust Investment, The Boeing Company 2001 - December 2007 Vice President Trustmark Insurance 1995-2000, Senior Vice President, Banc One Capital Markets (currently J.P. Morgan Securities)	24	None

Kevin J. Tierney 1700 Merrill Lynch Drive Pennington, NJ 08534 (56)	Trustee Chairperson of the Board	Indefinite term Since June 5, 2002 Indefinite term Since March 2006	1999 - Present Kevin J. Tierney, Attorney at Law	24	None

77

Trust Management
Trustees and Officers (continued)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Officers

Deborah J. Adler 1700 Merrill Lynch Drive Pennington, NJ 08534 (46)	President Senior Vice President Trustee	Indefinite term Since March 2006 September 7, 2005 to March 2006 May 2003 to September 2005	January 6, 2006 to Present, President, Chairperson of the Board, Chief Executive Officer and Chief Actuary, Merrill Lynch Insurance Group, Inc.
February 2005 - January 6, 2006, First Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.
April 2003 - January 2005, Senior Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.
			September 2000 - March 2003, Vice President and Chief Actuary, Merrill Lynch Insurance Group, Inc.	N/A	N/A

J. David Meglen 1700 Merrill Lynch Drive Pennington, NJ 08534 (44)	Vice President	Indefinite term Since June 5, 2002	April 2002 - Present, Vice President and Chief Operating Officer, Roszel Advisors, LLC	N/A	N/A

78

Trust Management
Trustees and Officers (concluded)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Ann Strootman 1700 Merrill Lynch Drive Pennington, NJ 08534 (45)	Treasurer and Chief Financial Officer	Indefinite term Since July 13, 2006	February 2008 - Present, Director, Reporting, Planning & Analysis, Merrill Lynch Insurance Group
October 2005 - February 2008, Vice President, Reporting, Planning & Analysis, Merrill Lynch Insurance Group
April 2004 - September 2005, Independent Consultant
			May 1991 - March 2004, Vice President & Controller, Penn Mutual Life Insurance Company	N/A	N/A

Barry G. Skolnick 1700 Merrill Lynch Drive Pennington, NJ 08534 (56)	Chief Compliance Officer and Secretary	Indefinite term since June 21, 2005	1990 - Present, Senior Vice President, General Counsel to Merrill Lynch Insurance Group	N/A	N/A

Frances C. Grabish 1700 Merrill Lynch Drive Pennington, NJ 08534 (40)	Assistant Secretary	Indefinite term since June 5, 2002	1999 - Present, Vice President, Senior Counsel to Merrill Lynch Insurance Group	N/A	N/A

79

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2007, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

Portfolio	Dividends Received Deduction
Roszel/Marsico Large Cap Growth Portfolio	—%
Roszel/Lord Abbett Affiliated Portfolio	100.00
Roszel/Allianz CCM Capital Appreciation Portfolio	93.38
Roszel/Lord Abbett Mid Cap Value Portfolio	100.00
Roszel/Seligman Mid Cap Growth Portfolio	38.49
Roszel/Allianz NFJ Small Cap Value Portfolio	57.25
Roszel/JPMorgan Small Cap Growth Portfolio	4.16
Roszel/Delaware Trend Portfolio	33.29
Roszel/Lord Abbett Bond Debenture Portfolio	4.60

For the year ended December 31, 2007, the percentage of income earned from direct treasury obligations are approximated as follows:

Portfolio	Direct Treasury Obligation
Roszel/Lord Abbett Bond Debenture Portfolio	2.11%

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return:

Portfolio	Long-Term Capital Gain 20%
Roszel/Marsico Large Cap Growth Portfolio	$—
Roszel/Lord Abbett Affiliated Portfolio	2,398,896
Roszel/Allianz CCM Capital Appreciation Portfolio	15,506,663
Roszel/Lord Abbett Mid Cap Value Portfolio	18,304,307
Roszel/Seligman Mid Cap Growth Portfolio	3,462,045
Roszel/Allianz NFJ Small Cap Value Portfolio	10,243,636
Roszel/JPMorgan Small Cap Growth Portfolio	6,227,227
Roszel/Delaware Trend Portfolio	4,248,751
Roszel/Lord Abbett Bond Debenture Portfolio	11,761

80

Trustees and Officers

Kevin J. Tierney
Independent Trustee and
Chairperson of the Board

Robert M. Bordeman
Independent Trustee

Lisa Wilhelm Haag
Independent Trustee

Deborah J. Adler
President

J. David Meglen
Vice-President

Ann M. Strootman
Treasurer and Chief Financial Officer

Barry G. Skolnick
Secretary and Chief Compliance Officer

Frances C. Grabish
Assistant Secretary

Investment Manager

Roszel Advisors, LLC
1700 Merrill Lynch Drive
Pennington, NJ 08534

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Custodian

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Administrator

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.

MLIG Variable Insurance Trust

P.O. Box 44222

Jacksonville, Florida 32231-4222   # 101198RR-1207

Item 2. Code Of Ethics.

As of the end of the period, December 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-535-5549.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Robert M. Bordeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Bordeman is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for MLIG Variable Insurance Trust by Deloitte & Touche LLP for the years ended December 31, 2007 and 2006 were:

	2007	2006
Audit Fees (a)	$461,725	$436,918
Audit Related Fees (b)	0	0
Tax Fees (c)	64,960	60,400
All Other Fees (d)	0	0
	$526,685	$497,318

(a)           Audit Fees: These fees relate to professional services rendered by Deloitte & Touche LLP for the audits of the Trust’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements.  These services include the audits of the financial statements of the Portfolios, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)           Audit Related Fees: These fees relate to assurance and related services by Deloitte & Touche LLP related to attest services in connection with December 31, 2007 annual financial statements.

(c)           Tax Fees: These fees relate to professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning.  The tax services provided by Deloitte & Touche LLP related to the preparation of the Portfolios’ federal and state income tax returns, excise tax calculations and returns, and a review of the Portfolios’ calculations of capital gain and income distributions.

(d)           All Other Fees: These fees relate to products and services provided by Deloitte & Touche LLP other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2007 and 2006.

(e)(1)       The registrant’s Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent registered public accounting firm as required by law; provided, however, that the Chairman of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2)       0%

(f)            N/A

(g)           2007 – $3,500,000

2006 – $3,100,000

(h)           The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule Of Investments

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not Applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls And Procedures.

(a)   The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Not Applicable – See Item 2 Above.

(b)(1)      Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.

(b)(2)      Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLIG Variable Insurance Trust

By:	/s/ Deborah J. Adler
Deborah J. Adler
Chief Executive Officer
February 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Deborah J. Adler
Deborah J. Adler
Chief Executive Officer
February 26, 2008

By:	/s/ Ann M. Strootman
Ann M. Strootman
Treasurer and Chief Financial Officer
February 26, 2008